Exhibit 10.6

Execution Copy

DATED:

Deutsche Bank AG	(1)
(acting through its London branch)

Luxoft Holding, Inc.	(2)

LLC Luxoft Professional	(3)

Luxoft Ukraine LLC	(4)

Luxoft Eastern Europe (BVI)	(5)

Luxoft UK Limited	(6)

Luxoft USA, Inc.	(7)

- and -

Luxoft GmbH (Germany)	(8)

OUTSOURCING MASTER SERVICES AGREEMENT

Deutsche Bank AG

London Legal Department
Corporate Advisory

Winchester House

1 Great Winchester Street

London EC2N 2DB

CONTENTS

PART A - STRUCTURE		5

1.	INTERPRETATION	5

2.	STRUCTURE OF THIS AGREEMENT	5

3.	THE FRAMEWORK SERVICE DESCRIPTION AGREEMENT PROCESS	7

PART B - SERVICES		8

4.	SUPPLIER’S OBLIGATIONS	8

5.	DB GROUP MEMBER OBLIGATIONS	11

6.	SUPPLIER INFRASTRUCTURE AND FACILITIES	11

7.	DB SYSTEMS AND TECHNICAL SECURITY	12

8.	PERSONNEL	13

9.	NON SOLICITATION	13

10.	ACCEPTANCE OF SERVICES	14

11.	INTELLECTUAL PROPERTY RIGHTS	15

12.	CHARGES AND INVOICING	17

13.	TAX	19

14.	BENCHMARKING	20

PART C - GOVERNANCE		20

15.	GOVERNANCE	20

16.	TECHNOLOGY AND PROCESS IMPROVEMENTS	21

17.	VARIATION, AMENDMENT AND CHANGE CONTROL	21

18.	SERVICE SATISFACTION SURVEY	22

19.	CONFIDENTIALITY	22

20.	PUBLICITY AND BRANDING	24

21.	ASSIGNMENT AND NOVATION	25

22.	SUBCONTRACTING	25

23.	ACQUISITION AND DIVESTMENT SUPPORT	26

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

24.	FORCE MAJEURE	27

25.	STEP-IN RIGHTS	27

26.	BUSINESS CONTINUITY AND DISASTER RECOVERY	28

27.	DISPUTE RESOLUTION	29

28.	TERM AND TERMINATION	31

29.	EXIT MANAGEMENT AND TERMINATION ASSISTANCE	35

30.	LIMITATION OF LIABILITY	36

31.	INDEMNITY	36

PART D - GENERAL		38

32.	SEVERABILITY	38

33.	SET OFF	38

34.	NOTICES	38

35.	WAIVER	39

36.	AGENCY/PARTNERSHIP	40

37.	RELIEF	40

38.	THIRD PARTY RIGHTS	40

39.	ENTIRE AGREEMENT	41

40.	COUNTERPARTS	41

41.	SUCCESSORS AND ASSIGNS	41

42.	FURTHER ASSURANCE	41

43.	SURVIVAL OF OBLIGATIONS	41

44.	APPLICABLE LAW	42

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

DATE:        NOVEMBER, 2008

PARTIES:

(1)                      Deutsche Bank AG, a company organised under the laws of Germany, with its registered office at Taunusanlage 12, D-60325, Frankfurt am Main, Germany acting through its London branch (registered at Companies House under company number FC007615 branch number BR 000005) and whose principal place of business in England is situated at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (“DB”); and

(2)                      Luxoft Holding, Inc., a company incorporated under the laws of the British Virgin Islands ,whose registered office is at Akara Bldg., 24 De Castro Street, Wickhams Cay I, PO box 3136 Road Town, Tortola, British Virgin Islands; and

(3)                      LLC Luxoft Professional, a company registered under the laws of Russia, whose registered office is at 9-b, Dmitrovskoye shosse, Moscow, 127434 Russia; and

(4)                      Luxoft Ukraine LLC, a company registered under the laws of the Ukraine whose registered office is at;83 Saksaganskogo str., Kiev, Ukraine;

(5)                      Luxoft Eastern Europe (BVI), a company registered under the laws of the British Virgin Islands whose registered office is at Akara Bldg., 24 De Castro Street, Wiackhams Cay I, PO Box 3136 Road Town, Tortola, BVI;

(6)                      Luxoft UK Limited, a company registered under the laws of England and Wales whose registered office is at 4th Floor, New Gallery House, 6 Vigo Street, London, W1S 3HF, United Kingdom;

(7)                      Luxoft USA, Inc., a company registered under the laws of England and Wales whose registered office is at 111 Broadway, Room 1502, New York, NY 10006-1923, U.S.A.; and

(8)                      LuxoftGmbH (Germany), a company registered under the laws of Germany whose registered office is at Wohlderstrasse 5, 60323, Frankfurt, Germany;

(each of (2), (3), (4), (5), (6), (7) and (8) collectively and individually being “Supplier” for the purposes of this Agreement).

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

INTRODUCTION:

(A)                               Under this Agreement, DB intends to establish a framework within which it may invite Supplier to submit proposals to provide IT, business process and / or other services to support the DB Group’s projects from time to time and which governs the relationship between the Parties in respect of those projects.

(B)                               The Parties wish to establish a flexible contractual framework that will enable DB Group Members to obtain from Supplier those Services that are agreed from time to time in writing by the relevant Parties in a Framework Service Description.

(C)                               The Parties agree, in the context of their desire to establish a business relationship on a global basis, that it is advantageous for all Parties to work from standard terms and conditions that apply to that relationship so far as that is practicable.

(D)                               Each Framework Service Description will constitute a distinct contract incorporating the terms and conditions of this Agreement and each Party thereto may enforce its rights under each Framework Service Description in relation to the relevant Services.

PART A - STRUCTURE

1.                           INTERPRETATION

1.1                               Definitions and Rules of Interpretation

1.1.1                     The definitions and provisions in respect of interpretation set out in Schedule 1 (Definitions and Interpretation) will apply to this Agreement and each Framework Service Description.

1.2                               Jurisdictional Specific Terms

1.2.1                     In order to allow for country specific legal, regulatory tax or other considerations the Parties agree that Supplier and the DB Group Members may have to agree supplementary country-specific terms that supersede other terms and conditions set out in this Agreement.  The Parties will agree such terms and conditions and once agreed will be deemed to be incorporated into the Country Specific Annex to this Agreement, and the terms set out in the Country Specific Annex will apply to Services delivered to the relevant jurisdiction.

2.                           STRUCTURE OF THIS AGREEMENT

2.1                               Introduction

2.1.1                     This Agreement sets out the terms and conditions which will govern the supply by Supplier or any Supplier Group Member of Services to each DB Group Member.

2.1.2                     Each Party will perform its respective obligations under this Agreement and each Schedule to this Agreement.

2.1.3                     By signing this Agreement no DB Group Member is obliged to enter into any Framework Service Description with Supplier or any Supplier Group Member and there will be no

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

liability or requirement by DB or any DB Group Member to pay for any Services unless a Framework Service Description has become effective in accordance with clause 3 (The Framework Service Description Agreement Process).

2.1.4                     References to Supplier in this Agreement will be deemed, where the context so requires, to include each and every Supplier Group Member.

2.2                               Ordering of Services

2.2.1                     The DB Group Members and Supplier may from time to time agree upon Framework Service Descriptions in accordance with clause 3 (The Framework Service Description Agreement Process), which will set out in detail the Services to be provided by Supplier.

2.2.2                     Services ordered under this Agreement will fall into one of the following categories of Services as more specifically referred to in Schedule 2 (Services) to this Agreement:

(a)                                 Managed Services;

(b)                                 Project Services; and

(c)                                  Capacity Augmentation Services.

2.2.3                     Each category of service is assigned a Framework Service Description template as set out in Schedule 14 (Framework Service Description and Statement of Work Template).

2.2.4                     Each Framework Service Description will be entered into, on one hand, by one or more DB Group Members (for its own part and/or on behalf of other DB Group Members as specified in the Framework Service Description) as the recipients of Services and, on the other hand, by Supplier or as appropriate by a Supplier Group Member.

2.2.5                     The Parties agree that a Framework Service Description may relate to the provision of Services to any DB Group Member in one or more jurisdictions.

2.2.6                     The Parties anticipate that certain Framework Service Descriptions will focus on the provision of Services to each relevant DB Group Member in instances where specific Deliverables are not defined.  In this instance, the relevant Framework Service Description may require the provision of Personnel resources in numbers which meet each relevant DB Group Member’s requirements from time to time.  In other circumstances it is likely that Framework Service Descriptions will require the provision of defined Deliverables.

2.2.7                     The terms of each Framework Service Description will incorporate the terms of this Agreement (other than the foregoing provisions of this clause 2, and clause 3 (The Framework Service Description Agreement Process)) and will form a distinct contract in relation to the relevant Services being provided under that Framework Service Description.

2.2.8                     In prescribed circumstances, the Framework Service Description may amend certain terms of the Agreement by specific reference to the provision being amended.

2.2.9                     If Supplier receives a request from a DB Group Member to provide:

(a)                                 the same or similar Services which it is already providing to another DB Group Member under a Framework Service Description or under any other agreement or arrangement; or

(b)                                 any Services which are Excluded Services,

then Supplier will notify the relevant DB Authorised Representative and will not proceed with the activity requested until it receives a written response from the relevant DB Authorised

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Representative to Supplier’s notification approving such activity and a Framework Service Description is agreed and properly executed by both Parties.

2.2.10              Where a Framework Service Description is entered into by one or more Supplier Group Members not being cited above as a party to this Agreement, Supplier will guarantee the performance of the relevant Supplier Group Members in accordance with the provisions set out in Schedule 13 (Parent Company Guarantee).

2.3                               Execution of Framework Service Descriptions

2.3.1                     Supplier is not obliged to provide any Services and a DB Group Member is not liable to pay for any Services unless a Framework Service Description has become effective in accordance with clause 3 (The Framework Service Description Agreement Process).

2.3.2                     Supplier is not authorised to carry out any work for any DB Group Member under this Agreement which is not specifically required pursuant to an executed Framework Service Description.

2.3.3                     Subject to clause 2.3.4, a Framework Service Description will be effective once it has been signed and dated by the appropriate authorised signatories on behalf of the relevant DB Group Member(s) and Supplier.

2.3.4                     DB will from time to time publish a list of authorised DB signatories which will be furnished to Supplier via the Supplier Global Account Manager.  Supplier will, before executing any Framework Service Description, ensure that of the two DB signatures required for execution of a Framework Service Description, at least one of the signatures is that of a person on the list.  DB will notify Supplier as soon as possible should there be any change to the list and will, without delay, provide the Supplier Global Account Manager with an updated list.

2.3.5                     If a Framework Service Description has not been executed in accordance with the provisions of clause 2.3.4, the Parties agree that DB will have the option to either (i) affirm the Framework Service Description by providing Supplier with written notice to this effect; or (ii) to terminate the Framework Service Description upon written notice with immediate effect and pay to Supplier only those charges which have been properly incurred until the date of termination of the Framework Service Description.

2.4                               Non-Exclusivity

2.4.1                     Nothing in this Agreement confers any exclusive rights to Supplier to contract with DB for the provision of services and Supplier agrees that DB may freely contract with third parties for services that are the same as or similar to the Services provided under this Agreement.

2.4.2                     Unless otherwise agreed by the Parties, Supplier may freely contract with third parties in the ordinary course of Supplier’s business to provide services including services that are the same as or similar to the Services under this Agreement.

3.                           THE FRAMEWORK SERVICE DESCRIPTION AGREEMENT PROCESS

3.1                               A DB Group Member may send to Supplier a Project Request.  The Project Request will set out in reasonably sufficient detail the requirements and specifications of the proposed Services including the project name, description of proposed services, required Deliverables (if any), Personnel and (where relevant) Key Personnel requirements, project timelines and such other information as that DB Group Member considers necessary to allow Supplier to compile a Project Response.

3.2                               Supplier will, within [*]of receipt of the Project Request, or such other time as specified in the Project Request, provide to the relevant DB Group Member an appropriate Project Response, given the

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

relevant timescale within which Supplier is to respond.  The Project Request will contain such reasonable level of information as to enable Supplier to provide an appropriate Project Response within the stated timeframe.  The Project Response will set out in detail Supplier’s responses to the Project Request.  Supplier will provide the relevant DB Group Member with any other information which that DB Group Member may reasonably require to assess the Project Response.  In the context of the Project Response, Supplier will ensure that Personnel proposed in relation to the Project Request will be suitable for their proposed role in accordance with the requirements under this Agreement and the Project Request.

3.3                               Where the relevant DB Group Member notifies Supplier that it intends to proceed with Supplier on the basis of a Project Response, the relevant DB Group Member and Supplier will negotiate to mutually agree upon the Framework Service Description arising from the Project Request.

3.4                               The terms of a Project Response will be deemed an invitation to treat and the subject matter of which will not be binding unless and until set out in an executed Framework Service Description.

3.5                               With respect to any Framework Service Description agreed pursuant to this clause 3, the relevant Parties may agree one or more Statements of Work providing details about specific Services.  Once agreed and signed by each Party, each Statement of Work will be deemed to be incorporated into the relevant Framework Service Description.

3.6                               Supplier agrees that any forecasts of requirements for any Services given by any DB Group Member is given in good faith but will not bind that DB Group Member in any way whatsoever.  No DB Group Member accepts liability for any costs incurred by Supplier in reliance upon any forecasts.

3.7                               Each Party will bear its own costs for the preparation of this Agreement and any Project Requests, Project Responses and Framework Service Descriptions or Statements of Work.

PART B - SERVICES

4.                           SUPPLIER’S OBLIGATIONS

4.1                               Supplier will:

4.1.1                     provide the Services to each relevant DB Group Member in accordance with: (i) any relevant Service Levels; (ii) Good Industry Practice; (iii) reasonable skill and care; (iv) the relevant Policies of that DB Group Member notified to Supplier from time to time in accordance with this Agreement; (v) the relevant Framework Service Description and Business Process Description; (vi) the terms of this Agreement (as may be amended from time to time in accordance with clause 17 (Variation, Amendment and Change Control)); and (vii) the direction and control of that DB Group Member in order for that DB Group Member to ensure that such Services are in compliance with that DB Group Member’s legal regulatory and compliance obligations;

4.1.2                     devote such attention and skill as may be necessary for the proper and efficient execution of each Framework Service Description;

4.1.3                     provide the Services in a timely and efficient manner in accordance with any timetable set out in the relevant Framework Service Description.

4.1.4                     inform the relevant DB Group Member immediately if Supplier is unable, or is reasonably likely to be unable for whatever reason, to provide the Services in accordance with clause

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

4.1.3 or if any organisational, security-related or other changes will materially affect, or are reasonably likely to materially affect the provision of the Services;

4.1.5                     provide the Services in accordance with the Costs and Charges Structure and on the basis of clause 13.1 (Tax);

4.1.6                     ensure that the provision of the Services will be lawful and permitted under the applicable laws and regulations of each jurisdiction from which and to which the Services will be provided;

4.1.7                     unless otherwise agreed in a Framework Service Description, obtain and maintain all necessary governmental or regulatory licences, authorisations, permits or consents required to provide the Services;

4.1.8                     ensure that all relevant Deliverables which the Parties have agreed will be tested against an agreed technical written specification and will meet that technical specification for the relevant period set out in the Framework Service Description or Statement of Work.  If no period is specified in the Framework Service Description or Statement of Work, the period will be deemed to be [*] from the date of acceptance of the relevant Deliverable by the relevant DB Group Member in accordance with the Agreement;

4.1.9                     [*];

4.1.10              provide continuous and accurate Management Information in relation to the provision of the Services as a part of Supplier’s reporting function and provide the MIS reporting information detailed in, and in accordance with, Schedule 15 (MIS Reporting);

4.1.11              implement a time tracking system in order to log Personnel time expended for Non-Discretionary work and Base Discretionary work associated with each Application under a Statement of Work.  Supplier will only be required to provide DB with the results of the system upon request of DB’s Global Account Manager and the results will not need to reference any Personnel by name.

4.1.12              ensure that reports and information provided by Supplier under this Agreement or any Framework Service Description will be accurate, complete and not misleading;

4.1.13              co-operate with the DB Personnel and designated suppliers of the DB Group where necessary for the performance of the Services;

4.1.14              procure that the Personnel use all reasonable skill and care in the performance of the Services;

4.1.15              unless otherwise agreed in writing under a Framework Service Description or Statement of Work, ensure that the Personnel have competent written and spoken English skills and any other language skills specified in the relevant Framework Service Description;

4.1.16              ensure that it has sufficient experienced and qualified Personnel to perform its obligations under each Framework Service Description at all times including periods during which Personnel actively deployed in the provision of Services are unable to provide the Services due to sickness, holiday or any other such absence;

4.1.17              only provide Services from the Agreed Service Location unless specified otherwise in a Framework Service Description.  Where DB requires Supplier to perform Services at a DB Group location Supplier will procure compliance by its Personnel with any relevant DB Group Member’s on site policies and requirements following provision of the same by a DB Group Member to Supplier;

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

4.1.18              ensure that where it is providing Services from an Agreed Service Location, to make a DB Dedicated Area available at that location and ensure that the relevant Personnel comply with the security requirements of each relevant DB Group Member in relation to their access to that DB Dedicated Area;

4.1.19              unless specifically agreed otherwise in a Framework Service Description, make any DB Dedicated Areas available solely to Personnel providing the Services and services necessary and ancillary to the Services; and

4.1.20              ensure that each Personnel will operate a “clean desk” policy.

4.2                               Time will be of the essence in relation to the delivery of the Services, however, Supplier will not be liable where a delay in the delivery of the Services is as a direct result of the conduct of DB or a DB Group Member.

4.3                               Unless different reporting requirements are specified in a Framework Service Description, Supplier will, every [*] or at any time within [*]of a DB Group Member’s request (such requests not to exceed [*] per month for each Framework Service Description), deliver to that DB Group Member a progress report, including the following information:

4.3.1                     a summary of Services performed up until the request;

4.3.2                     a summary of progress achieved in the completion of Deliverables in relation to any Framework Service Description milestones, advising of any current problems, their causes and any work that will not be completed as scheduled; and

4.3.3                     with respect of any problems encountered or anticipated in the course of performance, their anticipated impact on the relevant Framework Service Description.

4.4                               Unless otherwise specified in that Framework Service Description, within [*] of the Effective Date of any Framework Service Description, any relevant DB Group Member may require Supplier to produce a business process description (the “Business Process Description”).  Each Business Process Description will:

include:

[*]

[*]

[*]

4.4.1                     [*]be updated by Supplier on a regular basis and in any event on [*] to include any new processes, performance or quality requirements mutually agreed by the relevant Parties in the relevant Framework Service Description and any other requirements reasonably required by any relevant DB Group Member from time to time.  Supplier will make available to each relevant DB Group Member a copy of the Business Process Description each time it is updated; and

4.4.2                     [*].

4.5                               Supplier warrants and represents to the best of its knowledge that neither the Supplier nor any Supplier Group Member is the subject of any pending or threatened litigation (including claims subject to mediation or arbitration):

4.5.1                     related to the Services to be provided under this Agreement; or

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

4.5.2                     arising from any outsourcing or other relationship similar to the relationship contemplated in this Agreement, which has the potential to have a negative impact on DB’s reputation or that could adversely impede Supplier’s ability to render the Services; and

Supplier will notify DB immediately if Supplier or any Supplier Group Member becomes the subject of any such litigation.

4.6                               During the term of any Framework Service Description, Supplier will maintain any software and equipment, including any Supplier Materials or Third Party Materials, provided as part of the Services so that they operate in accordance with their specifications, including:

4.6.1                     maintaining them in good operating condition, and

4.6.2                     undertaking repairs and preventive maintenance on the software and equipment, including at a minimum in accordance with the recommendations of the applicable manufacturer, supplier, licensor or lessor.

4.7                               Additional Obligations for Managed Services

4.7.1                     Unless otherwise stated in a Framework Service Description, DB and Supplier will, at the time of execution, agree upon and attach to such Framework Service Description, a high-level plan for the Transition of the Services in accordance with the principles set out in Schedule 16 (Transition Plan Requirements).  Supplier will within [*] after the applicable Statement of Work Effective Date, develop a more detailed Transition Plan and submit such detailed Transition Plan for DB’s review and approval.

4.7.2                     DB’s Right to Insource/Re-Source:

(a)                                 Without prejudice to DB’s right to terminate for convenience, as set out in clause 28.3 (Termination), DB will have the right upon at least [*] notice to Supplier, to insource or obtain from a third party (or any combination thereof) up to [*] of the Services under a Statement of Work based on the total Charges under that Statement of Work during [*]preceding the date of DB’s notice. [*]

(b)                                 [*].

(c)                                  [*].

5.                           DB GROUP MEMBER OBLIGATIONS

5.1                               Each relevant DB Group Member will provide to Supplier such relevant information, cooperation and materials specified in a Framework Service Description  and which are reasonably required by Supplier to enable Supplier to provide the Services.

5.2                               If a DB Group Member agrees that any of the Services are to be provided on DB Group premises, the relevant DB Group Member will provide to Supplier [*].

6.                           SUPPLIER INFRASTRUCTURE AND FACILITIES

6.1                               Except where expressly provided otherwise in any Framework Service Description, Supplier will with respect to its infrastructure and facilities and [*].

6.2                               Supplier will:

6.2.1                     establish and maintain proper and adequate facilities, equipment and supplies at Supplier-owned and Supplier-used locations and a properly trained and appropriately sized management and support staff to ensure that it is able to comply with this obligation;

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

6.2.2                     manage, coordinate and oversee (and inform DB of the results) all installations, maintenance, testing and monitoring of facilities systems, air handlers and uninterruptible power supply systems at Supplier-owned facilities and DB Group facilities operated by Supplier, including providing guidance and coordination for all activities during equipment installations, routine maintenance, problem and crisis management including interfacing with facilities, technology and other relevant groups within Supplier and third party vendors;

6.2.3                     provide adequate physical security for Supplier’s facilities in accordance with Good Industry Practice, the security standards set out in the Schedule 7 (Physical and Logical Security) and any other applicable DB Group regional security requirements notified to Supplier from time to time; and

6.2.4                     provide any and all telecommunication connectivity and capability (data, voice, video, or other) that is required at Supplier-owned facilities (or between Supplier-owned facilities and the most appropriate nearest DB Group facilities) in order to provide the Services.

7.                           DB SYSTEMS AND TECHNICAL SECURITY

7.1                               A DB Group Member will identify in the relevant Framework Service Description all DB Systems which it will make available to Supplier for Supplier’s use as may be necessary for the performance of the Services and will define the access right granted to the Supplier.

7.2                               Supplier agrees to safeguard all DB Systems physically located at Supplier premises and will ensure that the same are handled properly and returned safely in good working condition (except for normal wear and tear) upon termination of the relevant Framework Service Description or earlier (as may be notified to Supplier by the relevant DB Group Member).

7.3                               Where determined by any DB Group Member and set out in any Framework Service Description, the relevant DB Group Member will grant to Supplier [*].

7.4                               Supplier will not, and will procure that each of its Personnel will not:

7.4.1                     access, use, store, copy, modify, replicate or develop any DB Systems or DB Proprietary Software unless expressly required to do so by the relevant DB Group Member as part of the Services being undertaken for that DB Group Member; and

7.4.2                     access or seek to access or use any DB Systems or DB Proprietary Software from any location which is not a DB Dedicated Area at an Agreed Service Location.

7.5                               Supplier will, and will ensure that all Personnel will, use and have access to DB’s intranet or extranet solely and exclusively for the provision of the Services under this Agreement and the relevant Framework Service Description and in particular Supplier will not, and will procure that its Personnel will not, use DB’s intranet or extranet to obtain any information which is not directly connected with the Services.  Upon any relevant DB Group Member’s request, Supplier will document and forward to the relevant DB Group Member, the measures in place to ensure compliance with obligations under this clause 7.

7.6                              Supplier will implement and comply with the security measures introduced by any relevant DB Group Member under:

[*]

[*][*][*]

7.6.1                     [*]

following provision of the same by a DB Group Member to Supplier.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

7.7                               Supplier will implement antivirus policies notified to Supplier by a DB Group Member and will use Commercially Reasonable Efforts not to introduce Viruses into any DB Systems, any DB Proprietary Software or DB Data and will ensure that none of the Services contain any Viruses.  If notwithstanding the foregoing, a Virus does enter a DB System and has entered the DB System via Supplier’s IT systems, Supplier will provide all co-operation to DB to assist DB with the removal of such Virus.

7.8                               Supplier will ensure that all data exchanged with any DB Group Member in the context of its provision of the Services is subject to regular Virus checking procedures and is secured and backed up in a manner that they can be retrieved easily and economically in the case of data loss.

7.9                               Supplier agrees that each DB Group Member may, save to the extent prohibited by relevant laws or regulations, monitor the use of DB Systems, DB Proprietary Software and DB Data by Supplier and its Personnel.

7.10                        Supplier will ensure that any DB System access credentials, including network passwords, electronic mail passwords and hardware access tokens (“Passwords”), which may be made available to it by a DB Group Member will only be made available to the relevant member of Personnel to whom they have been issued by the relevant DB Group Member and Supplier will procure that all Personnel maintain the confidential nature of all Passwords made available to them and that they use the same in accordance with any conditions of use imposed by that DB Group Member.

7.11                        If Supplier or any Personnel become aware that the integrity of any Password has been compromised in any manner then Supplier will notify each relevant DB Group Member immediately.  A DB Group Member may in its sole discretion revoke any access rights, including any Passwords, which have been granted to a member of Personnel.

7.12                        [*]

7.12.1              [*]

7.12.2              [*]

7.13                        [*].

7.14                        If any Personnel who are assisting in or engaged in the provision of all or part of the Services have terminated, or have given notice to terminate, their employment, consultancy or agency relationship with Supplier then Supplier will notify each relevant DB Group Member immediately in order to enable Supplier and that DB Group Member to identify steps which must be taken to withdraw relevant Passwords and access to DB Systems and DB Proprietary Software upon cessation of provision of the relevant Services by that Personnel.

7.15                        Subject to any more stringent requirements set out in any Framework Service Description or elsewhere in this Agreement (if any), Supplier will back-up all data and other material which it creates in the provision of the Services, which is not already saved on a DB System, and save the same on (i) [*]

7.16                       Supplier agrees that a breach of Supplier’s obligations under this clause 7 will constitute a material breach of the terms of this Agreement.

8.                           PERSONNEL

8.1                               The Parties will comply with their respective obligations set out in Schedule 5 (Personnel Provisions).

9.                           NON SOLICITATION

9.1                               Subject to the rights of the DB Group under paragraph 5 of Schedule 5 (Personnel Provisions), during the term of a Framework Service Description, no DB Group Member will directly or indirectly solicit

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

any Project Personnel without prior written consent from Supplier, such consent not to be unreasonably withheld or delayed.

9.2                               Each request by a DB Group Member for consent under clause 9.1 must be authorised by [*] Supplier agrees that all requests will be considered in good faith.

9.3                               Nothing in this clause 9 prevents a DB Group Member, directly and without consent, from soliciting, employing or engaging any Personnel who are not Project Personnel.

9.4                               A DB Group Member will not be deemed to have solicited or offered employment to and/or subsequently engaged any Personnel or any other individual employed or engaged by Supplier to provide services materially the same as those provided to the DB Group under the Agreement or any Framework Service Description where such Personnel or individual responds to a general advertisement run by any DB Group Member.

10.                    ACCEPTANCE OF DELIVERABLES

10.1                        Any DB Group Member will be entitled to reject any Deliverables which are not provided by Supplier in accordance with that DB Group Member’s requirements under the relevant Framework Service Description or this Agreement.

10.2                        A DB Group Member will not be deemed to have accepted any Deliverables until it has reviewed or inspected them, carried out any Acceptance Tests (if applicable) and confirmed its acceptance in writing through an Acceptance Sign-Off.

10.3                        The relevant DB Group Member will carry out the Acceptance Tests within the period agreed in a Framework Service Description and/or Statement of Work.  The relevant DB Group member will be obliged to provide an Acceptance Sign-Off, or reject the Deliverables in terms of clause 10.6 below, within the period stated in the Framework Service Description and/or Statement of Work for completion of the Acceptance Tests.

10.4                        Notwithstanding clause 10.2, any Deliverables provided by Supplier will be deemed accepted where:

10.4.1              [*]

10.5                        [*]

10.6                        If the Deliverables fail to conform to any of the Standards, or are not provided by Supplier in accordance with the relevant DB Group Member’s requirements under the relevant Framework Service Description, to the extent such failure or non-conformities are determined to be due to reasons attributable to Supplier, the relevant DB Group Member may, in addition and without prejudice to any other rights or remedies that may be available to it either under this Agreement, any Framework Service Description or otherwise, do one or more of the following:

10.6.1              [*]

10.6.2              If the relevant DB Group Member exercises its discretion under 1.1.1 above, and Supplier subsequently claims to have remedied the Deliverables then if, without prejudice to any other rights or remedies that may be available to it either under this Agreement, any Framework Service Description or otherwise, the relevant Deliverables again fail to conform with the requirements and/or the Standards (as applicable) to the extent such failure or non-conformities are determined to be due to reasons attributable to Supplier then the relevant DB Group Member will notify Supplier of the rejection in writing within [*] of such claim and in this event, the relevant DB Group Member may:[*][*]

10.7                        If during the course of the Services any modification or rework of a previously accepted Deliverable is required for the Acceptance of a subsequent Deliverable (except where a modification or rework is due

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

to a change in requirements by DB), then Supplier will perform such modification or rework at no additional charge.

11.                    INTELLECTUAL PROPERTY RIGHTS

11.1                        Unless otherwise agreed in a Framework Service Description the provisions set out in clauses 11.2 to 11.6 (Intellectual Property Rights) will apply to all Services provided by Supplier under this Agreement.

11.2                        [*]

11.2.1              [*]:

(a)                                 [*]

(b)                                 [*]

[*].

11.2.2              [*].

11.2.3              [*].

11.2.4              [*].

11.2.5              [*].

11.2.6              [*]

11.2.7              [*]

11.2.8              [*].

11.3                        DB Material

11.3.1              All information made available by each DB Group Member to Supplier including DB Confidential Information and DB Data (collectively “DB Material”) is and will, as between Supplier and the relevant DB Group Member, remain the exclusive property of the relevant DB Group Member.

11.3.2              The relevant DB Group Member will grant or arrange for the granting to the relevant Supplier Group Member a licence to use the DB Materials required in order to provide the Services.

11.3.3              The DB Material may be used by Supplier solely in connection with the performance of the Services and Supplier will deliver all copies of DB Material together with any derived material, notes and/or summaries (whether in hard copy format or stored electronically) to the relevant DB Group Member promptly upon the earlier of: (i) written request by that DB Group Member; (ii) the fulfilment of the Parties’ respective obligations under the applicable Framework Service Description; or (iii) the termination or expiry of the relevant Framework Service Description or termination or expiry (if applicable) of this Agreement.

11.4                        Supplier Material

11.4.1              All methodologies, techniques, software, and processes which:

(a)                                 are designed to assist Supplier generally in providing services to its clients and have not been developed specifically for any DB Group Member pursuant to the terms of the Framework Service Description;

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(b)                                 do not contain any DB Material; and

(c)                                  are developed or were developed independently of this Agreement or the Framework Service Description and are proprietary to Supplier whether prior to the Commencement Date of this Agreement or a Framework Service Description or subsequent thereto,

(the “Supplier Material”) can be used by Supplier for the benefit of its other clients.

11.4.2              If any Supplier Material is integrated into any Deliverable or is otherwise necessary for use in conjunction with any Deliverable in order for the full functionality of that Deliverable to be realised by the DB Group and that the Deliverable can be freely used and/or exploited by the DB Group, then Supplier:

(a)                                 will notify each relevant DB Group Member in writing of the details of such Supplier Material prior to the delivery of the Deliverable and Supplier will obtain each relevant DB Group Member’s consent prior to the inclusion of such Supplier Material in the Deliverable; and

(b)                                 hereby grants to all DB Group Members a non-exclusive, world-wide, royalty free, irrevocable, perpetual and transferable licence to use, maintain, modify and create derivative works from and sub-license the Supplier Material in conjunction with the relevant Deliverable and/or any modifications, enhancements, improvements or derivative works thereof.

11.5                        Third Party Materials

11.5.1              Unless specifically requested by a DB Group Member, no proprietary or open source software, applications, software tools, programs, middleware, data feeds, market data, materials, documentation, data, information system, services materials, methodologies, techniques and processes which are subject to rights (including Intellectual Property Rights) of third parties (“Third Party Materials”) may form a part of any Deliverable unless the Supplier complies with the provisions of clause 11.5.2 (Intellectual Property Rights).

11.5.2              If any Third Party Material will form part of any Deliverable or will be capable of enhancing the benefits pertaining to the use of the Deliverable or will be otherwise necessary for use in conjunction with any Deliverable in order for that Deliverable to be freely used and/or exploited by the DB Group then Supplier will obtain each relevant DB Group Member’s consent prior to the inclusion of such Third Party Material in the Deliverable and will provide to that DB Group Member the third party licensing terms.

11.5.3              DB will obtain a licence from the relevant Third Party for the inclusion of Third Party Material in a Deliverable and will only give Supplier the required consent once an appropriate licence has been agreed.

11.5.4              Supplier will be obliged to adhere to the terms of the licence acquired from the Third Party.

11.5.5              All Intellectual Property Rights in the Third Party Materials will remain vested in the third party.

11.6                        Supplier Representation, Warranty and Undertaking and Agreement

11.6.1              Supplier represents, warrants and undertakes that:

(a)                                 [*];

(b)                                 [*]

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(c)                                  [*].

11.6.2              Where any Deliverable contains Supplier Materials which include Source Code, Supplier will, unless expressly stated in a Framework Service Description to the contrary, deliver to DB a copy of such Source Code and also the object code, documentation, commentary and other materials required to operate the software based on such Source Code without assistance from Supplier.

11.6.3              If any part of any Supplier Materials used in providing the Deliverables becomes the subject of a third party claim or litigation regarding infringement, violation or misappropriation of Intellectual Property Rights, at DB’s option, Supplier will:

(a)                                 [*]

(b)                                 [*]

(c)                                  [*]

Any costs associated with implementing any of the above will be borne by [*].  Each relevant DB Group Member shall have the option to invoke one or more of the above remedies, without prejudice to any other rights or remedies under this Agreement.  If after a reasonable time period, DB determines in its sole discretion exercised reasonably that Supplier is or will be unable to cure the alleged infringement, violation or misappropriation of such third party Intellectual Property Rights, DB [*].

11.7                        US Bankruptcy Provision

11.7.1              In the event of the commencement of bankruptcy proceedings by or against Supplier under the United States Bankruptcy Code or similar United States Laws, the Parties agree that DB or the relevant DB Group Member, as licensee of certain rights under this Agreement or a Framework Service Description, shall retain and may fully exercise all of its rights and elections under the United States Bankruptcy Code or similar United States Laws, and DB or the relevant DB Group Member will be entitled to retain all of its rights under this Agreement or the relevant Framework Service Description.  For purposes of Section 365(n) of the United States Bankruptcy Code or similar United States Laws, all rights and licenses granted under or pursuant to this Agreement or a Framework Service Description by Supplier to DB or the relevant DB Group Member are, and shall otherwise be deemed to be, licenses to rights to “intellectual property” as defined under the United States Bankruptcy Code or similar United States Laws.

12.                    CHARGES AND INVOICING

12.1                        In consideration for the Services, the DB Group Member specified in the relevant Framework Service Description as the DB Group Member responsible for paying the Charges will pay to Supplier the Charges specified in that Framework Service Description.  No other DB Group Member will be liable for such Charges.

12.2                       [*].

12.3                        Invoices will be sent to the address specified in the Framework Service Description on media specified by the relevant DB Group Member.  The relevant DB Group Member may change the address to which invoices are to be sent at any time by giving the Supplier a minimum of [*] prior written notice of any change.

12.4                        Charges may be based on the following models:

12.4.1              [*]

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

12.4.2              [*]

12.4.3              [*]

and the Charges will be in accordance with the Schedule 4 (Pricing) which will reflect volume discounts and other relevant payment provisions (including differential pricing terms for the provision of Services from different locations).

12.5                        Except where otherwise set out in a Framework Service Description, all Charges are stated inclusive of expenses as outlined in the annex 4 (Financial Responsibility Matrix) of Schedule 4 (Pricing). Where a Framework Service Description so provides, [*]. In all other instances, Supplier will obtain the applicable DB Group Member’s prior written approval before incurring any expenses and will provide comprehensive and accurate support for the relevant expense or disbursement in the relevant Supplier invoice. All expenses will be invoiced to the relevant DB Group member as separate line items and [*].

12.6                        Supplier will support each invoice with comprehensive and accurate information in support of the Charges due and payable under the relevant Framework Service Description including information sufficient for each relevant DB Group Member to identify the Framework Service Description for which Charges are being claimed and Timesheets in support of Time and Materials Services.

12.7                        Supplier will support each invoice with any additional material reasonably required by any relevant DB Group Member which the DB Group Member considers necessary to facilitate payment.

12.8                        Supplier will submit its invoices in respect of a Framework Service Description in the currency specified in the relevant Framework Service Description.  Where applicable, Supplier will convert the Charges to the local currency of the relevant DB Group Member using [*].

12.9                        Unless otherwise agreed in a Framework Service Description and subject to clause 12.11 (Charges), Supplier will invoice the applicable DB Group Member:

12.9.1              [*]:

(a)                                 [*]

(b)                                 [*]

(c)                                  [*]

12.9.2              [*]:

(a)                                 [*];

12.9.3              [*];

12.9.4              for authorised expenses and disbursements,[*].

12.10                 [*].

12.11                 Supplier will not invoice [*] if Supplier has not done so [*] period following the end of the month to which the Charges relate, and [*] will not be obliged to pay any Charges which have not been invoiced within [*] of the end of the month to which the Charges relate.

12.12                 [*]:

12.12.1       [*]

12.12.2       [*];

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

12.12.3       [*].

12.13                 Unless otherwise notified to Supplier in writing, Supplier will send invoices to the applicable DB Group Member at the address to which notices to the applicable DB Group Member are to be directed under the relevant Framework Service Description on media designated by the applicable DB Group Member which designation may be modified from time to time at the applicable DB Group Member’s election.  The applicable DB Group Member may change the address to which invoices are to be sent at any time by giving Supplier [*] prior written notice of any change.

12.14                 [*].

13.                    TAX

13.1                        All Charges quoted in this Agreement and any Framework Service Description will be exclusive of any Supply Tax which will be to the account of DB or such other relevant DB Group Member which is a Party to the relevant Framework Service Description and which is liable to pay the fees in question.

13.2                        All Charges quoted in this Agreement and any Framework Service Description are inclusive of any applicable local taxes (including value added, sales and services taxes) properly chargeable on equipment, materials, supplies or services acquired by Supplier for the purposes of performing the Services, which will be to the account of Supplier.  To the extent that any such taxes are recoverable by or refunded to Supplier by way of tax credit, refund, set-off or otherwise Supplier will reduce the Charges accordingly.

13.3                        For the avoidance of doubt, any changes to the corporation tax applicable to Supplier or to the taxes referred to above will be to the account of Supplier and will not change the Charges.

13.4                        Supplier will comply with any applicable local tax laws (including in relation to value added, sales and services taxes) and will not pass on to any DB Group Member any interest or penalty charges resulting from its non-compliance.

13.5                        The following provisions will apply should any payment in respect of any invoice be subject by law to any withholding tax:

13.5.1              the relevant DB Group Member will make payment to Supplier of the amount owing (including value added, sales and services taxes) less a deduction for such withholding tax and will account to the relevant tax authority for the appropriate withholding tax;

13.5.2              payment of such net sum to Supplier and of the withholding tax to the relevant tax authority will constitute full settlement of the sums owing under the relevant invoice;

13.5.3              on written request from Supplier and at Supplier’s expense the relevant DB Group Member will provide any necessary evidence that may be reasonably required of the payment of withholding tax; and

13.5.4              Supplier will on written request from the relevant DB Group Member provide a declaration of tax residence on the prescribed forms and obtain certification by the relevant taxation authorities in order to confirm the applicability and availability of any reduced rate of withholding tax under the provisions of the relevant double-taxation treaties.

13.6                        Nothing in this Agreement or any Framework Service Description will constitute Supplier or the Personnel to be an employee of any DB Group Member for purposes of income tax, national insurance or other similar taxes or charges.

13.7                        Supplier will indemnify each DB Indemnified Entity for and against any Loss that may be assessed or awarded against or incurred by any DB Indemnified Entity in respect of any taxes or charges arising in respect of Supplier, the Services or the Personnel under clause 13.6 (Tax).

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

13.8                        Any increase in taxes relating to the Services which arise as a result of Supplier actions including but not limited to relocating or re-routing the delivery of Services for Supplier’s convenience to, from or through a location other than the location used as at the Commencement Date, will be for the account of Supplier.

14.                    BENCHMARKING

14.1                        The Parties have set out their respective obligations in relation to Benchmarking in Schedule 4 (Pricing).

PART C - GOVERNANCE

15.                    GOVERNANCE

15.1                        DB and Supplier respectively appoint the following persons as the Global Account Managers for the purposes of the management of this Agreement:

DB Global Account Managers

15.1.1              [*]

15.1.2              [*]

Supplier Global Account Manager

15.1.3              Alexander Puzenko;

15.1.4              Pavel Khrisolyubov.

15.2                        The Global Account Managers will participate in a conference call or meeting (as determined by DB) held [*] to discuss matters relating to [*].  DB will, upon reasonable circumstances, be entitled to request a face to face meeting to discuss matters relating to the operation of this Agreement and any Framework Service Descriptions.

15.3                        Where a Framework Service Description so requires, Supplier will nominate an Authorised Representative who will be responsible for managing the performance of Supplier’s obligations under the Framework Service Description and the relevant DB Group Member will also nominate an Authorised Representative.

15.4                        Supplier will ensure that each of its Global Account Managers, Authorised Representatives and other Personnel communicate on a regular basis with all relevant DB Group Members in relation to the provision of the Services and other relevant matters under each Framework Service Description and in any event respond to any DB Group Member’s enquiries as soon as reasonably practicable.

15.5                        [*]:

15.5.1              [*];

15.5.2              [*];

15.5.3              [*];

15.5.4              [*];

15.5.5              [*];

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

15.5.6              [*];

15.5.7              [*];

15.5.8              [*]; or

15.5.9              [*].

15.6                        [*].

15.6.1              [*].

16.                    TECHNOLOGY AND PROCESS IMPROVEMENTS

16.1                        Supplier will continually monitor and periodically identify any technology improvements consistent with Good Industry Practice which may improve the performance of the Services and which are necessary to meet each DB Group Member’s requirements.  [*].

16.2                        If adopting any such improvements are not Good Industry Practice, but are specifically required by a DB Group Member and involve an increased cost to Supplier (“DB Specific Improvements”), Supplier will notify the relevant DB Group Member and if that DB Group Member requires Supplier to adopt any such DB Specific Improvements then the costs of such improvements will [*].

16.3                        Without prejudice to clause 16.1 (Technology and Process Improvements), Supplier will identify to each relevant DB Group Member opportunities to implement and will, with prior approval from the relevant DB Group Member, implement new process technologies that will improve the performance of the Services and propose from time to time methods of achieving higher standards, improved flexibility and response times for the Services and/or possible cost savings in respect of the relevant DB Group Member’s ongoing receipt of the Services.

16.4                        Supplier will keep each relevant DB Group Member informed of any changes in technology that it is aware of and which could result in a material reduction in the cost, or increase in the quality, of the Services as follows:

16.4.1              not less than [*] Supplier will provide DB with a report (a “Continuous Improvement Report”) setting out recommendations for making improvements in [*] (each a “Continuous Improvement Recommendation”);

16.4.2              each Continuous Improvement Report will assess each Continuous Improvement Recommendation in relation to the following:

[*]

(a)                                 [*].

17.                    VARIATION, AMENDMENT AND CHANGE CONTROL

17.1                        No modification, amendment or variation of this Agreement or any Framework Service Description will be effective or binding on the Parties unless in writing and signed by authorised signatories of each Party.

17.2                        If any relevant DB Group Member or Supplier wish to propose a change to a Framework Service Description they will follow the Change Control Procedure.

17.3                        For each change which is agreed by the relevant DB Group Member and Supplier, the Agreement and the relevant Framework Service Description will be amended to the extent necessary to give effect to that change.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

17.4                        Unless and until a change is made in accordance with this clause 17 and the Change Control Procedure, no change will be considered effective and the Agreement or relevant Framework Service Description will not in any way be considered to have been amended.

18.                    SERVICE SATISFACTION SURVEY

18.1                        If required under the terms of a Framework Service Description, or otherwise requested by a DB Group Member, upon reasonable intervals and in writing, Supplier will carry out any Service Satisfaction Surveys in accordance with the terms and timescales set out in a Framework Service Description or as otherwise set out by the relevant DB Group Member(s).  Supplier will:

18.1.1              provide a Service Satisfaction Report within two (2) weeks after a Service Satisfaction Survey has been completed, together with any recommendations Supplier has to remedy any problems in relation to the Services identified by the Service Satisfaction Survey.

18.1.2              discuss the findings of any Service Satisfaction Reports with the relevant DB Group Member and implement as soon as reasonably practicable at its sole cost and expense and without prejudice to any other right or remedy of any DB Group Member any recommendations approved or required by any relevant DB Group Member which are necessary based on the results of the Service Satisfaction Survey and which fall within the scope of the Services and are required to: (i) correct any failure of the Services to meet the Standards; or (ii) correct any other failure by Supplier to comply with any of its obligations under this Agreement and/or any Framework Service Description.  For any other recommendations approved or required by any relevant DB Group Member failing outside of the current scope of the Services, the Parties will follow the Change Control Procedure and thereafter Supplier will as soon as reasonably practicable, implement the changes.

18.2                        Each DB Group Member reserves the right without prejudice to any other right or remedy of the DB Group Member to conduct its own user satisfaction surveys at any time, which will include feedback from relevant Supplier project managers, and report the results together with its own recommendations to Supplier, [*].  For any other recommendations approved or required by the relevant DB Group Member, the Parties will follow the Change Control Procedure and thereafter Supplier will promptly implement such recommendations.

18.3                        Each Party will be responsible for all costs and expenses associated with conducting Service Satisfaction Surveys.

19.                    CONFIDENTIALITY

19.1                        Subject to clauses 19.4 and 19.5 (Confidentiality), each Party (that is to say, the Supplier on the one hand, and each relevant DB Group Member on the other) undertakes to the other that in respect of the Confidential Information of the other Party it will:

19.1.1              treat and keep the Confidential Information as confidential;

19.1.2              not disclose the Confidential Information to anyone other than its Relevant Persons without the prior written consent of the other Party; and

19.1.3              not use the Confidential Information for any purpose other than in relation to this Agreement or the relevant Framework Service Description.

19.2                        Each Party will expressly inform its Relevant Persons of the confidential nature of the Confidential Information and the purpose for which it may be used and will procure their compliance with the terms of this Agreement and the relevant Framework Service Description.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

19.3                        No Party will disclose to any third party the existence or content of this Agreement or the content of any negotiations which take place between the Parties relating to this Agreement or any Framework Service Description or any prior agreement/relationship between the Parties without the prior written consent of the other Party.

19.4                        No Party will be under any obligation to keep confidential any Confidential Information that it can demonstrate:

19.4.1              is in the public domain other than as a result of being disclosed in breach of this Agreement or the relevant Framework Service Description;

19.4.2              was received from a source not connected with the other Party at a time when that source was not under any obligation of confidence in respect of the Confidential Information;

19.4.3              was known to that Party before the date of this Agreement and that Party was not under any obligation of confidence in respect of the Confidential Information at that time; or

19.4.4              was independently developed by the Party without any reference to the Confidential Information.

19.5                        A Party may disclose Confidential Information if and to the extent that it is required to do so by any law or by any court or regulatory agency or authority, provided that, to the extent that it is permitted to do so, the Disclosing Party:

19.5.1              notifies the other Party as soon as possible upon becoming aware of any such requirement; and

19.5.2              co-operates with the other Party (at the other Party’s reasonable expense) to avoid or limit disclosure and to gain assurances as to confidentiality from the body to whom the information is to be disclosed.

19.6                        Subject to clause 19.7 (Confidentiality) below each Party undertakes within [*], whichever is earlier, to:

19.6.1              [*]; or

19.6.2              [*]; and

19.6.3              [*].

Where the matter to be determined by a relevant DB Group Member relates to (i) a Framework Service Description then the option shall be exercised by the Authorised Representative of that Framework Service Description; (ii) the Agreement as a whole then the option shall be exercised by a DB Global Account Manager.

19.7                        [*].

19.8                        Neither Party may disclose the terms of this Agreement to any Person except:

19.8.1              as set out in clause 19.5 (Confidentiality);

19.8.2              to its personnel who need to know the terms so that such Party is able to comply with its obligations under this Agreement or any Framework Service Description;

19.8.3              to its legal advisers;

19.8.4              in connection with any dispute where the provisions of clause 27 (Dispute Resolution) will apply;

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

19.8.5              as part of a due diligence exercise for a corporate transaction provided that the Disclosing Party has procured the written agreement of the intended recipient of this Agreement to keep the terms of this Agreement confidential;

19.8.6              in the case of the DB Group, each DB Group Member may disclose the terms of this Agreement and any Framework Service Description to any Auditor, Regulator, and any Benchmarker as contemplated by this Agreement;

19.8.7              in the case of the DB Group, each DB Group Member may disclose the terms of this Agreement and any Framework Service Description to its third party service providers provided that such providers are subject to confidentiality obligations in favour of that DB Group Member equivalent to those in this clause 19 that the relevant DB Group Member will procure their undertaking to comply with such obligations and that where a DB Group Member wishes to disclose the Charges to an “offshore” IT service provider which is a direct competitor of Supplier that it may only do so with Supplier’s consent (Supplier acting in its discretion); and

19.8.8              in the case of Supplier, Supplier may disclose under obligations of confidence, the terms of this Agreement and any Framework Service Description to its formally appointed auditor and any relevant regulatory or governmental body with jurisdiction over Supplier and with a legitimate necessity to review the terms of this Agreement

19.9                        [*].

19.10                 [*].

20.                    PUBLICITY AND BRANDING

20.1                        Supplier will not disclose, nor will it permit any third party to disclose, the identity of any DB Group Member as a customer of Supplier without the prior written consent of that DB Group Member (that DB Group Member acting in its absolute discretion).

20.2                        Supplier will not issue any press release, advertisement, publicity or other promotional material in relation to this Agreement or any Framework Service Description or issue any joint DB or DB Group/Supplier branding or marketing materials either formally or otherwise without the relevant DB Group Member’s prior written consent (the relevant DB Group Member acting in its absolute discretion).  If the relevant DB Group Member (acting through its corporate marketing department) consents to any marketing initiative then Supplier will comply with all of DB’s corporate communications and other marketing policies and any additional requirements imposed on Supplier by the relevant DB Group Member at the relevant time.

20.3                        Supplier will not refer to itself as a supplier of a DB Group Member in the context of its recruitment of staff or its pitching for new client business without obtaining the prior consent of the relevant DB Group Member.

20.4                       Supplier will not use any DB Group Member trade mark, trade name, device, symbol or any abbreviation, contraction or simulation unless expressly authorised to do so in the context of a Framework Service Description.

20.5                        Supplier will not represent, directly or indirectly, that any product or service provided by Supplier has been approved or endorsed by any DB Group Member.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

21.                    ASSIGNMENT AND NOVATION

21.1                        Subject to clause 21.2 (Assignment and Novation), no Party may assign its rights or transfer (including by way of novation) any of its rights and obligations under this Agreement or any Framework Service Description without first obtaining the written consent of the other Party.

21.2                        Notwithstanding clause 21.1 (Assignment and Novation), any DB Group Member may without the Supplier’s consent assign its rights or transfer (including by way of novation) any or all its obligations under this Agreement or relevant Framework Service Description to:

21.2.1              any other DB Group Member; or

21.2.2              a successor pursuant to a merger, consolidation or sale of all or substantially all of any DB Group Member’s stock or assets, or all or a substantial portion of the business to which the Agreement or any Framework Service Description relates; or

21.2.3              any Person to or with which any DB Group Member: (i) delegates or outsources, by contract (whether by transferring ownership or otherwise), responsibility for the operation or management or achievement of any business requirements of DB or other DB Group Member (such as contracting with a third party to purchase and then use the Services for a DB Group Member); or (ii) makes back-up or disaster recovery arrangements, without obtaining Supplier’s prior written consent to the assignment.

21.3                        The relevant DB Group Member will give [*] prior written notice to Supplier of any assignment granted under clause 21.2 (Assignment and Novation).  If the relevant DB Group Member wishes to novate any or all of its obligations in accordance with clause 21.2 (Assignment and Novation), Supplier will on the relevant DB Group Member’s written request promptly enter into a novation agreement in the form specified by the relevant DB Group Member.

22.                    SUBCONTRACTING

22.1                        Except as may be expressly set forth in the relevant Framework Service Description, Supplier may not subcontract any part of this Agreement or any Framework Service Description without the prior written consent of the relevant DB Group Member.

22.2                        Except where a subcontractor is agreed upon in the relevant Framework Service Description, where Supplier wishes to subcontract any of its obligations under this Agreement and/or Framework Service Description it will provide the relevant DB Group Member with reasonable prior written notice of that proposal together with the following details:

22.2.1              the name and address of the proposed subcontractor;

22.2.2              the subject matter of the subcontract;

22.2.3              confirming that the proposed subcontractor will agree audit rights in favour of DB equivalent to those which DB has from Supplier; and

22.2.4              written confirmation that Supplier has or will agree provisions in the relevant subcontract to enable Supplier fully to comply with its obligations under the Agreement and the relevant Framework Service Description;

22.2.5              any additional information reasonably required by any relevant DB Group Member, and the relevant DB Group Member will then determine in its absolute discretion whether it approves the subcontracting proposal.

22.3                        Upon notice to Supplier, DB or the relevant DB Group Member may revoke approval of a subcontractor previously approved if:

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

22.3.1              [*]

[*]

22.4                        Notwithstanding clause 22.1 (Subcontracting), any DB Group Member may subcontract its rights and obligations to any Person not being a direct competitor of Supplier.

22.5                        Where a proposed subcontract by a DB Group Member of its rights and/or obligations is envisaged to a direct competitor of Supplier, the relevant DB Group Member will provide Supplier with not less than [*] prior written notice within which time, should Supplier object to the proposed subcontract, Supplier will, as soon as reasonably practicable, escalate the proposed subcontract within the governance process envisaged in clause 15 (Governance) for further discussion between the Parties (each Party acting reasonably).  If the objection cannot be resolved between the Parties within a reasonable period of time, which shall in no case be less than [*] unless otherwise agreed by the Parties, and after such time the relevant DB Group Member nevertheless intimates in writing to the Supplier that it intends to proceed with the relevant subcontracting arrangement or does so proceed with the subcontracting arrangement, Supplier will be entitled, upon [*] written notice to DB, to terminate the Framework Service Description which is the subject of the proposed subcontracting arrangement.  Supplier’s right to terminate the relevant Framework Service Description in relevant circumstances under this clause 22.5 is without prejudice to each obligation on Supplier in respect of exit assistance under this Agreement including clause 29 (Exit Management and Termination Assistance) and Schedule 10 (Exit Management and Termination Assistance).

22.6                        [*].

22.7                        [*].

22.8                        Supplier will ensure that where relevant each subcontractor executes with the relevant data importer, the EU Standard Contract Clauses Agreement set out in Annex A of Schedule 12 (Data Protection).  Supplier will provide the subcontractor with instructions on, as well as monitor the subcontractor’s compliance with, all the obligations arising from the EU Standard Contract Clauses Agreement.

22.9                        Supplier will ensure that every DB-approved subcontractor performing services will adhere to each of the Policies to the extent applicable to the performance of the Services by such subcontractor.

22.10                 Any subcontracting by a Party will not relieve a Party of any of its obligations under this Agreement or any Framework Service Description.

22.11                 The details of any approved sub-contracting referred to in clause 22.2 (Subcontracting) will be set out in the relevant Framework Service Description if those details are known to Supplier at or before the Effective Date.

23.                    ACQUISITION AND DIVESTMENT SUPPORT

23.1                        Unless otherwise notified by DB to Supplier in writing, the Parties agree that any licence of Intellectual Property Rights, including (without limitation) Supplier Material, or any other rights and benefits granted to a DB Group Member under this Agreement will [*].

23.2                        Supplier will provide to the DB Group Members at no additional cost to the extent such support can be provided using the existing resources used to provide the relevant Service.  Where additional resources are required, such support will be provided following the Change Control Procedure agreed under the relevant Framework Service Description) the following support in relation to potential acquisitions and divestment:

23.2.1              [*]

23.2.2              [*]

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

23.2.3              [*]

23.2.4              [*]

23.2.5              [*]

[*]

23.3                        In relation to potential business acquisitions by any DB Group Member of a business or entity which may have requirements for the Services, Supplier will provide that DB Group Member at no additional cost to the extent such support can be provided using the existing resources used to provide the relevant Service.  Where additional resources are required, the following support will be provided following the Change Control Procedure agreed under the relevant Framework Service Description:

23.3.1              [*]

23.3.2              [*]

[*]

24.                    FORCE MAJEURE

24.1                        If a Party is prevented or delayed in the performance of any of its obligations under this Agreement or any Framework Service Description by a Force Majeure Event, that Party will promptly serve notice in writing on the other affected Parties specifying the nature and extent of the Force Majeure Event and will, provided that it serves such notice and complies with clause 24.2 (Force Majeure), have no liability in respect of the performance of such of its obligations as are delayed or prevented by the Force Majeure Event during the continuation of the relevant event.

24.2                        The Party claiming to be prevented or delayed in the performance of any of its obligations under this Agreement and/or a Framework Service Description by reason of a Force Majeure Event will use Commercially Reasonable Efforts to:

24.2.1              mitigate the effects of the Force Majeure Event;

24.2.2              bring the Force Majeure Event to a close; or

24.2.3              find a solution by which this Agreement or relevant Framework Service Description may be performed despite the continuance of the Force Majeure Event.

24.3                        The provisions of this clause will not affect Supplier’s obligation to implement the BC Plan unless such implementation is also affected by the Force Majeure Event.

25.                    STEP-IN RIGHTS

25.1                        In relation to any or all Framework Service Description(s), if a Service Disruption adversely affects any Services under that Framework Service Description, each relevant DB Group Member may, at its option and without prejudice to any other rights or remedies under this Agreement or the relevant Framework Service Description, do one or more of the following:

25.1.1              where that DB Group Member considers it necessary to do so, suspend Supplier’s right and obligation to provide all or any part of the Services that are the subject of that Framework Service Description; and/or

25.1.2              itself provide, and/or engage a Replacement Service Provider to provide all or any of the suspended Services; and/or

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

25.1.3              locate one or more members of the DB Personnel in any DB Dedicated Area or, with the agreement of Supplier (acting reasonably), in any part of any Agreed Service Location, to work with the relevant Personnel and to oversee and manage the provision of all or any Services that are the subject of that Framework Service Description,

(each a “Step-In”).

25.2                        If a Step-In occurs, during the period of the Step-In and upon request of any relevant DB Group Member, Supplier will comply with the provisions of the Exit Management Plan and the relevant provisions of clause 29 (Exit Management and Termination Assistance) to the same extent as if a termination rather than a Step-In had taken place in relation to the relevant Services that are the subject of the Step-In.

25.3                        For the period in which the Step-In continues,

25.3.1              [*]

25.3.2              [*]

25.4                        Where any DB Group Member has instigated the remedies set out in clause 25.1.3 (Step-In Rights), DB will, in respect of a Step-In resulting from a Service Disruption which is a Critical Service Level Disruption in relation to the relevant Framework Service Description (as opposed to a disruption of the Services caused by a Force Majeure Event), be entitled to charge Supplier for [*].

25.5                        After a Step-In, unless any relevant DB Group Member has terminated the relevant Framework Service Description or the relevant Services pursuant to the terms of this Agreement or any Framework Service Description, each relevant DB Group Member will allow Supplier to resume the provision of the Services that are the subject of the Step-In as soon as reasonably practicable after both of the following are satisfied:

25.5.1              [*]

25.5.2              [*]

25.6                        If the requirements for ending a Step-In set out in clause 25.4 (Step-In Rights) have not been met within [*] of the commencement of the Step-In, then any relevant DB Group Member may immediately terminate for cause all or any part of the relevant Framework Service Description.  [*]

25.7                        If the relevant DB Group Member decides to terminate any Services pursuant to clause 25.6 (Step-In Rights), it may, in its discretion, require Supplier to complete any part-completed Deliverable (provided that Supplier may levy the relevant Charge for the work involved).

25.8                        For the avoidance of doubt, the rights and remedies of DB or any other relevant DB Group Member under this clause are in addition to and not in substitution for any other rights or remedies available to DB or any other relevant DB Group Member under any other clause of this Agreement or under any Framework Service Description or at common law or equity.

26.                   BUSINESS CONTINUITY AND DISASTER RECOVERY

26.1                        Supplier will, [*] in accordance with the BCM Policies, develop, maintain, test and implement a business continuity plan in respect of each Framework Service Description for the Services that provides for the restoration and ongoing performance of the Services following any Disaster or Force Majeure Event or any other discontinuation of business that disrupts such performance (the “BC Plan”).

26.2                        The BC Plan will be set out in the relevant Framework Service Description and Supplier will specifically include in such BC Plan the following:

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

26.2.1              [*]

[*]

26.3                        If any relevant DB Group Member agrees to issue a Framework Service Description under this Agreement before a BC Plan in respect of that Framework Service Description has been fully agreed clause 28.2.6 (Term and Termination) will apply.

26.4                        Supplier expressly agrees that the BC Plan may require modification during the term of any Framework Service Description as a result of changes in law applicable to any relevant DB Group Member, and/or changes in the BCM Policies.  Supplier will cooperate with any relevant DB Group Member and promptly implement such changes in order to permit that DB Group Member to comply with such changes.

26.5                        Once a BC Plan is deemed appropriate and included in a Framework Service Description, Supplier will comply with the requirements set out in such BC Plan as it relates to the relevant Framework Service Description.

26.6                        Without detracting from the general principles set out above, each BC Plan will:

26.6.1              [*]

[*]

26.7                        Supplier agrees to maintain the BC Plan throughout the term of the relevant Framework Service Description and to implement the relevant BC Plan in accordance with its terms at all times in order to minimise the effect of a Disaster or other incident affecting the provision of the Services to each relevant DB Group Member.

26.8                        Supplier will periodically review (at least every twelve months) each BC Plan and discuss with each relevant DB Group Member any such review so as to ensure that it meets each relevant DB Group Member’s requirements from time to time.  If any change is required to a BC Plan as a result of a change in any of the Policies, such change will be implemented by Supplier through the Change Control Procedure.  Any relevant DB Group Member has the option at any time and at the DB Group Member’s discretion to have the BC Plan reviewed by an independent third party.  The results of such review will be discussed with Supplier and where necessary implemented by Supplier.

26.9                        Supplier will periodically test (at least every twelve months) all recovery strategies and critical systems and infrastructure as identified in the BC Plan.  Supplier will discuss and agree such testing with each relevant DB Group Member and allow all such DB Group Members the opportunity to participate, observe and monitor the testing.  Supplier will after the testing has been concluded provide each relevant DB Group Member with a detailed summary of the results and with an action plan to remedy any inadequacies highlighted by the testing.

26.10                 Supplier must maintain current documented crisis management procedures in accordance with the most up to date version of the DB Crisis Management Policy and will inform each relevant DB Group Member immediately upon becoming aware that a Disaster has occurred or that it is likely, on the balance of probabilities that a Disaster will occur.  Following the occurrence or knowledge of the likely occurrence of a Disaster, Supplier will immediately invoke its crisis management procedures implementing the BC Plan while fully communicating the status to each relevant DB Group Member throughout its implementation of the BC Plan.

27.                   DISPUTE RESOLUTION

27.1                        Unless expressly stated otherwise in this Agreement or a Framework Service Description, any dispute arising out of or in connection with this Agreement or any Framework Service Description, including

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

in either case the breach, termination or invalidity of it, will be determined in accordance with the provisions of this clause 27.

27.2                        If either Party wishes to make a claim or resolve a dispute the Parties will resolve such dispute or make such claim under the terms of the version of the Agreement that was in force at the time the dispute or claim arose.

27.3                        The relevant Parties will attempt to resolve any dispute or claim arising out of or in relation to this Agreement or a Framework Service Description in good faith through negotiations between the Parties’ Authorised Representatives, each having authority to settle the matter.

27.4                        Upon the written request of a Party, the relevant Parties’ respective Authorised Representatives will meet within [*] for the purpose of resolving a dispute.

27.5                        If the Authorised Representatives are unable to resolve the dispute within [*] of their first meeting, the dispute will be referred to the [*], and they or their designees will meet within [*] of the referral of the dispute to them and attempt to resolve the conflict within [*], each having authority to settle the matter.

27.6                        In the absence of solution of the dispute after the expiry of the time period specified in clause 27.5 (Dispute Resolution), each relevant DB Group Member (in its sole discretion) will be entitled by notice in writing to request Supplier to enter into a mediation under the auspices of [*] to endeavour to settle the dispute.  If Supplier does not agree to such procedure it will notify each relevant DB Group Member within [*] of receiving such notice.  If the mediation proceeds it will be conducted on a confidential basis in [*] and without prejudice to the rights of the relevant Parties in any future proceedings.  If the Parties are unable to agree a mediator, the Parties will request that [*] appoints a mediator on their behalves.

27.7                        If the relevant Parties are unable to resolve a dispute by the application of the informal and/or alternative dispute resolution procedures set out in clauses 27.3 to 27.6 (Dispute Resolution) (including if one Party by notice to the other Party withdraws from such procedures) or Supplier does not agree to the mediation under clause 27.6 (Dispute Resolution), any of the relevant Parties may elect to seek recourse through arbitration in accordance with clause 27.8 (Dispute Resolution).

27.8                        In the absence of solution of a dispute pursuant to clauses 27.3 to 27.6 (Dispute Resolution) then either Supplier or any DB Group Member will be entitled by notice in writing to refer the dispute to, and be finally resolved under the [*].

27.9                        There will be three (3) arbitrators save as provided otherwise in this clause 27.9.  The Party or Parties initiating the arbitration (the “Claimant”) will appoint one arbitrator in its request for arbitration (“Request”).  The other Party or Parties (the “Respondent”) will appoint the second arbitrator within [*] of its receipt of the Request and notify the Claimant of such appointment in writing.  The third arbitrator will be appointed by agreement of the two arbitrators appointed respectively by the Claimant and the Respondent or failing agreement by them within [*] of the appointment of the second arbitrator, by the [*].  If the Respondent fails to appoint its arbitrator within the required [*], the arbitrator appointed in the Request shall decide the dispute as a sole arbitrator.  Nothing in this clause shall prevent the Parties agreeing in writing to vary these provisions to provide for the immediate appointment of a sole arbitrator.

27.10                The Parties hereby agree and covenant not to challenge or dispute the applicability or enforceability of any order, injunction, judgment or other action taken by any arbitral award or any court having jurisdiction, regardless of the location where such application, enforcement or award is sought and any such relief granted would be considered conclusive and binding between the Parties.  If a Party does challenge or dispute such applicability or enforceability, such Party will reimburse all costs and expenses incurred by the other Party, including without limitation solicitor / attorneys’ fees, incurred by the other Party in responding to such challenge or dispute.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

27.11                 Notwithstanding anything to the contrary in this Agreement, Supplier or each relevant DB Group Member has the right to apply to any court of competent jurisdiction for provisional relief, including pre-arbitral attachments or injunctions as may appear reasonably necessary to preserve their rights, provided however that, after the arbitrators are appointed, the arbitrators will have sole jurisdiction to consider applications for provisional relief, and any provisional measure ordered by the arbitrators may be specifically enforced by any court of competent jurisdiction (except that Supplier or each relevant DB Group Member will retain the right specified in clause 27.12 (Dispute Resolution) below in any event).  Any such request for provisional measures submitted to the courts will not be deemed incompatible with the agreement to arbitrate or waiver of the right to arbitrate.

27.12                 Nothing in this Agreement limits the right of any DB Group Member to obtain interlocutory relief against Supplier in order to protect any Intellectual Property Rights or any obligation of confidence in connection with this Agreement or any Framework Service Description:

27.12.1       in any court of competent jurisdiction; or

27.12.2       concurrently in more than one court of competent jurisdiction.

27.13                 The Parties agree to keep confidential [*].

27.14                 Except as expressly provided to the contrary in this Agreement or any Framework Service Description, Supplier disclaims and waives any right to suspend, delay or otherwise diminish performance of the Services by reason of a dispute arising hereunder or under this Agreement or any Framework Service Description. Any limitation on the amount or nature of damages hereunder will be ineffective to limit Supplier’s liability for injury caused to any relevant DB Group Member by reason of breach of this prohibition on self-help remedies.  Supplier hereby waives the defence of the adequacy of monetary damages, and any right to the posting of a bond, in the context of an action by a DB Group Member for equitable enforcement of this provision.

28.                    TERM AND TERMINATION

28.1                        Term

28.1.1              This Agreement will be deemed to be effective from the Commencement Date and will continue for a period of five (5) years unless terminated earlier in accordance with the terms and conditions of this Agreement.

28.1.2              Unless otherwise specified in a Framework Service Description and unless or until the Framework Service Description is terminated earlier in accordance with the terms of this Agreement the following provisions will apply:

(a)                                 a Framework Service Description will take effect from its Effective Date and will continue for an initial fixed term of twelve (12) months (the “Initial Term”) with the following options to extend the term;

(b)                                 prior to the expiry of the Initial Term, any relevant DB Group Member will have the option to extend the term of the Framework Service Description on the same terms and conditions for an additional twelve (12) months from the expiry of the Initial Term (the “Extended Term”); and

(c)                                  prior to the expiry of the Extended Term, each relevant DB Group Member will have the option to extend the term of the Framework Service Description on the same terms and conditions for an additional twelve (12) months from the expiry of the Extended Term,

(the composite period from the Effective Date or such other period specified in the Framework Service Description being the “Framework Service Description Term”).

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

28.1.3              Supplier agrees that no DB Group Member will be legally bound by any Framework Service Description entered into on or after the date of termination of this Agreement.

28.2                        Termination for Cause

28.2.1              Without prejudice to any DB Group Member’s rights or remedies, DB may terminate this Agreement and/or any relevant DB Group Member may terminate one or more Framework Service Descriptions to which it is a Party or any part of them (including Statement of Work) immediately for cause by written notice to Supplier if:

(a)                                 Supplier has in (as applicable) DB’s or the relevant DB Group Member’s reasonable opinion committed a material breach of any of its obligations under this Agreement or a Framework Service Description (or a number of non-material breaches of its obligations under this Agreement or a Framework Service Description which in aggregate are material) and if remediable, fails to remedy that breach within thirty (30) Business Days after receipt of written notice specifying the breach and stating the actions which in (as applicable) DB’s or the relevant DB Group Member’s opinion are required to remedy it; or

(b)                                 Supplier has in (as applicable) DB’s or the relevant DB Group Member’s reasonable opinion committed a breach of any of its material obligations under this Agreement or a Framework Service Description (or a number of non-material breaches of its obligations under this Agreement or a Framework Service Description which in aggregate are material) which is or are not capable of being remedied; or

(c)                                  Supplier is in breach of any obligation under clause 19 (Confidentiality); or

(d)                                 Supplier is in breach of any obligation under Schedule 8 (Regulatory, Audit and Record Retention Requirements); or

(e)                                  an Insolvency Event occurs in relation to Supplier; or

(f)                                   there is a Change of Business; or

(g)                                  there is a Change of Control of Supplier or any other Supplier Group Member providing Services under this Agreement; or

(h)                                 there is a Service Disruption which continues for a period of thirty (30) Business Days or more; or

(i)                                     Supplier seeks to challenge the concept of the Service Credits on the basis that they constitute a penalty under paragraph 6 of Schedule 3 (Performance Management Methodology); or

(j)                                    Supplier has incurred a Service Level Credit for the same Service Level in two-consecutive Measurement Windows, or Supplier has incurred three Service Level Credits for the same Service Level in a rolling twelve (12) month period, DB will be entitled to terminate that Framework Service Description; or

(k)                                 the Service Level Credits incurred exceeds the total amount At Risk set forth in the applicable Framework Service Description, DB will be entitled to terminate that Framework Service Description; or

(l)                                     Supplier becomes liable for or incurs Service Level Credits that, in the aggregate, exceed fifty percent (50%) of the cumulative At Risk Amount during any rolling six (6) month period (exclusive of any Earnback during such period), DB will be entitled to terminate that Framework Service Description; or

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(m)                             a Critical Service Level Disruption occurs and such failure is not cured within the period of notice specified in the relevant Statement of Work  for remedy, then DB may, without prejudice to any other rights available to DB, by giving notice to Supplier, terminate the affected Statement of Work.

28.2.2              Supplier may terminate a Framework Service Description and/or Statement of Work if DB or the relevant DB Group Member fails to pay Supplier the due and payable Charges under that Framework Service Description and/or Statement of Work.  Supplier will provide DB with written notice giving DB thirty (30) days to remedy the said breach, DB then failing to remedy, Supplier will be entitled to terminate the Framework Service Description and/or Statement of Work upon thirty (30) days’ notice to DB.

28.2.3              Without prejudice to any DB Group Member’s rights or remedies, DB may terminate this Agreement and/or any relevant DB Group Member may terminate one or more Framework Service Descriptions to which it is a Party or any part of them for cause in accordance with the following provisions:

(a)                                 clauses 28.4 (Force Majeure), 25.6 (Step-In) and 28.2.6 (Term and Termination); and

(b)                                 paragraphs 6.2.2.4, 6.2.3.4 and 7.3 of Schedule 3 (Service Level Principles and Service Credits), paragraph 10.1 of Schedule 8 (Regulatory, Audit and Record Retention Requirements) and paragraph 5.3 of Schedule 10 (Exit Management and Termination Assistance).

28.2.4              Notwithstanding DB’s right to terminate the whole Agreement for cause under clause 28.2.1 (Termination for Cause) or any other provision in this Agreement, DB or any relevant DB Group Member may, in the event that the Agreement can be terminated for cause under clause 28.2.1 (Termination for Cause) or any other provision in this Agreement, terminate any number of Framework Service Descriptions in addition to its right to terminate this Agreement.

28.2.5              Notwithstanding the relevant DB Group Member’s right to terminate the whole Framework Service Description for cause under clause 28.2.1 (Termination for Cause) or any other provision in this Agreement, any relevant DB Group Member may terminate part or parts of the Services being provided under a specific Statement of Work under that Framework Service Description in addition to its right to terminate the Framework Service Description.

28.2.6              If any relevant DB Group Member agrees to issue a Framework Service Description under this Agreement in circumstances in which the Service Levels, Charges, BC Plan or Exit Management Plan have not yet been agreed in writing (particularly in relation to measurement criteria and the amounts of any Service Credit or Charges), then that DB Group Member at its option will have the right to terminate the relevant Framework Service Description on written notice to take effect immediately if the Service Levels, Charges, BC Plan or Exit Management Plan have not been agreed in writing within two months following signature of the relevant Framework Service Description for so long as the same have not been agreed in writing and thereafter the relevant provisions of clause 29 (Exit Management and Termination Assistance) will come into effect.

28.3                        Termination for Convenience

28.3.1              DB may terminate this Agreement at any time without cause by giving six (6) months’ prior written notice to Supplier (and for the avoidance of doubt, without payment of any termination fees or other compensation).

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

28.3.2              Unless otherwise agreed in a Framework Service Description, any DB Group Member may terminate any Framework Service Description to which it is a Party or any part thereof without cause subject to the following:

(a)                                 where the Services are charged to DB on a Time & Materials basis, DB will give Supplier thirty (30) days’ written notice.  No termination fees will be payable to Supplier under this clause 28.3.228.3.2(a); or

(b)                                 where the Services are charged to DB on a Fixed Price basis, DB will give Supplier thirty (30) days’ written notice and will pay Supplier a termination fee if any, according to the principles set out in paragraph 3.6 of Schedule 4 (Pricing), as specifically set out in the relevant Framework Service Description.

28.4                        Termination for Force Majeure

28.4.1              If Supplier is prevented by a Force Majeure Event from performance of its obligations under a Framework Service Description for a continuous period in excess of ten (10) Business Days, then any relevant DB Group Member may terminate that Framework Service Description immediately on service of written notice, in which case no Party to that Framework Service Description will have any liability to the other Party to that Framework Service Description except that rights and liabilities which accrued prior to such termination will continue to subsist.

28.5                        General Termination Provisions

28.5.1              If DB terminates this Agreement under this clause 28, Supplier will, unless otherwise notified by any relevant DB Group Member, complete any outstanding or part completed Framework Service Description and the terms of this Agreement will continue to apply to such Framework Service Description until Supplier has completed it.

28.5.2              If any DB Group Member terminates a Framework Service Description under this clause 28, Supplier will, unless otherwise notified by any relevant DB Group Member, complete any outstanding or part completed Framework Service Description or Statement of Work.  If the relevant DB Group Member does not require Supplier to complete any outstanding or part completed Framework Service Description or Statement of Work, all Statements of Work agreed under that Framework Service Description will terminate at the same time as the Framework Service Description.

28.5.3              DB or the relevant DB Group Member will not be liable to pay any termination fees as a result of termination of the Agreement pursuant to this clause 28 (Term and Termination) and, unless otherwise specified in a Framework Service Description, DB and each DB Group Member will not be liable to pay any termination fees as a result of termination of any Framework Service Description pursuant to clause 28.2 (Termination for Cause).

28.5.4              If any DB Group Member terminates a Framework Service Description in part, the Charges payable by that DB Group Member under the part of the Framework Service Description which has not been terminated will be equitably adjusted by Supplier.

28.5.5              Upon termination of this Agreement howsoever arising or termination of any Framework Service Description in accordance with its terms:

(a)                                 Supplier will continue the performance of such part of Supplier’s obligations as have not been terminated;

(b)                                 Supplier will perform and deliver the Services for which the termination notice has been given and deliver the same, up to the date on which the termination takes effect;

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(c)                                  Supplier will comply with its obligations under clause 29 (Exit Management and Termination Assistance); and

(d)                                 the relevant DB Group Member will pay to Supplier, under this Agreement or relevant Framework Service Description, all sums due and payable to Supplier for the Services rendered by Supplier.  For the avoidance of doubt, if a Fixed Price is payable upon fulfilment of Supplier’s obligations under the relevant Framework Service Description, Supplier will only be entitled to a pro rata payment of the Fixed Price, having regard to that portion of the Framework Service Description which is completed.

28.5.6              On or before the termination of this Agreement or termination or expiry of any Framework Service Description or expiration of the relevant Handover Period (whichever is the later), Supplier will act in accordance with the relevant DB Group Member’s request under clause 19.6.1 or 19.6.2 (Confidentiality) for return or destruction in respect of the following:

(a)                                 each of the Deliverables (to the extent completed); and

(b)                                 any materials which contain DB Material;

28.5.7              Any termination of this Agreement or termination or expiry of a Framework Service Description will be without prejudice to any other rights or remedies of any Party under this Agreement or a Framework Service Description, at law or in equity and will not affect any accrued rights or liabilities of any Party at the date of such termination or expiry.

28.5.8              DB or such other DB Group Member (as applicable) acting in its discretion may elect to delay the effective date of any termination of this Agreement or termination or expiry any Framework Service Description exercised in accordance with this clause 28 one or more times provided that the total delay in respect of such effective date of termination or expiry will not exceed one-hundred and eighty (180) days following the original effective date of termination or expiry.

29.                    EXIT MANAGEMENT AND TERMINATION ASSISTANCE

29.1                        Unless otherwise specified in a Framework Service Description, Supplier and each relevant DB Group Member will agree an Exit Management Plan for each Framework Service Description in accordance with [*].  Supplier will produce each Exit Management Plan at Supplier’s cost as part of the Services.  The Exit Management Plan may be supplemented by the relevant Parties in a Framework Service Description.

29.2                        Supplier will maintain and review on an annual basis, the relevant Exit Management Plan throughout the term of the relevant Framework Service Description and any changes will be agreed in accordance with this Agreement including clause 17 (Variation, Amendment and Change Control).

29.3                        As part of the Exit Management Plan the Parties will take reasonable steps to mitigate any costs which the Parties may incur as a result of termination of the Agreement or the expiration or termination of any relevant Framework Service Description.

29.4                        [*].

29.5                        Supplier and each relevant DB Group Member will comply with their obligations under the Exit Management Plan.

29.6                        Supplier will use Commercially Reasonable Endeavours to ensure that its Key Personnel continue to be engaged by it for the provision of the Services up to termination of the relevant Framework Service Description and during the Handover Period.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

30.                    LIMITATION OF LIABILITY

30.1                        No Party’s liability to the other (including in the case of DB, any other DB Group Member) for any loss or damage relating to or arising from or in connection with any Framework Service Description, and whether based on an action or event or series of connected actions or events arising from the same factual act or omission in contract, equity, tort, negligence or otherwise will exceed, in respect of any and all claims under a Framework Service Description in aggregate in any Contract Year, the greater of either:

30.1.1              [*]; or

30.1.2              [*],

(such cap on liability being the “Liability Cap”) provided that the Liability Cap applicable to a Framework Service Description will [*].

30.2                        Except as provided in clause 30.3 (Limitation of Liability), the Parties will not be liable to each other for any [*] (the “Liability Limit”).

30.3                        [*].

30.4                        [*].

30.5                        [*]

30.5.1              [*];

30.5.2              [*]; and

30.5.3              [*],

[*].

30.6                        [*].

31.                    INDEMNITY

31.1                        Subject to clause 31.3 (Indemnity), Supplier will fully and effectively indemnify each DB Group Member and DB Personnel (“DB Indemnified Entities”) on written demand against any and all Loss that may be assessed or awarded against or incurred by any DB Indemnified Entity arising out of or in connection with:

31.1.1              any claim or action brought or threatened by a third party against any DB Group Member that receipt or use of any Services, Deliverable, Supplier Material, Third Party Material or any other material provided or used in the provision of the Services to a DB Group Member by Supplier under this Agreement or any Framework Service Description infringes or violates the Intellectual Property Rights or other rights of any third party, whether or not the claim is successful;

31.1.2              the death or personal injury of any director, officer, employee, contractor or agent of any DB Group Member and any of its customers, business invitees and business visitors, due to any negligent act or omission of any member of the Personnel;

31.1.3              any act or omission of Supplier or Personnel which results in the breach by any DB Group Member of its contractual obligations to a third party or its obligations to any of its Regulators subject to Supplier having been previously notified of the relevant obligation to such third party or Regulator;

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

31.1.4              any intentional, fraudulent or negligent act or omission of Supplier;

31.1.5              any act or omission of Supplier or the Personnel resulting in the breach by any DB Group Member of any legal or regulatory requirement: (i) applicable to that DB Group Member or (ii) under parts one, two, three and four of Schedule 8 (Regulatory, Audit and Record Retention Requirements);

31.1.6              any breach of Supplier’s representations and warranties under this Agreement;

31.1.7              a breach of any obligation of confidence by Supplier and/or its Personnel under clause 19 (Confidentiality);

31.1.8              any breach of any obligation relating to data protection under Schedule 12 (Data Protection); and

31.1.9              any Personnel claiming against any DB Indemnified Entity that they should be treated as an employee of any DB Group Member.

31.1.10       any claim by the Supplier’s approved subcontractors or suppliers.

31.2                        Subject to clause 31.3 (Indemnity), the relevant DB Group Member will fully and effectively indemnify Supplier and its directors, officers and employees (“Supplier Indemnified Entities” and together with the DB Indemnified Entities, the “Indemnified Entities”) on written demand against any and all Losses that are assessed or awarded against or incurred by any Supplier Indemnified Entity in connection with a third party claim arising out of or in connection with:

31.2.1              any claim or action brought or threatened by a third party against a Supplier Indemnified Entity that the receipt or use of any DB Material created by any DB Group Member infringes or violates the Intellectual Property Rights of any third party, whether or not such claim is successful.  This indemnity will not apply to the extent the claim may have been caused by: (i) DB Material not created by any DB Group Member; (ii) Supplier’s misuse or modification of such DB Material; (iii) Supplier’s failure to use corrections or enhancements made available by a DB Group Member to Supplier; (iv) Supplier’s use of the DB Material in combination with any product; service or information not owned or developed by a member of the DB Group; or (v) Supplier’s use of the DB Material contrary to DB Group’s instructions or other than as expressly permitted by this Agreement or any Framework Service Description;

31.2.2              the death or personal injury of any director, officer, employee, contractor or agent of Supplier and any of its customers, business invitees and business visitors, due to any negligent act or omission of any member of DB Group or any DB Personnel; and

31.2.3              a breach of any obligation of confidence by any DB Group Member under clause 19 (Confidentiality).

31.3                       Where a relevant DB Group Member or Supplier wishes to enforce any indemnity under this Agreement or any Framework Service Description, the relevant DB Group Member or Supplier, respectively (the “Indemnified Party”) will:

31.3.1              notify the other Party in accordance with clause 34 (Notices) (the “Indemnifying Party”) as soon as reasonably practicable;

31.3.2              allow Indemnifying Party control of the defence of the claim (subject to Indemnified Party’s right to take an active role in proceedings at its own expense and to be fully informed by Indemnifying Party in connection with the progress of the proceedings);

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

31.3.3              not make admissions, agree to any settlement or otherwise compromise the defence of the claim without the consent of Indemnifying Party, which will not be unreasonably withheld, delayed or conditioned; and

31.3.4              give, at Indemnifying Party’s request and expense, reasonable assistance in connection with the conduct of the claim.

31.4                        If Indemnifying Party chooses not to or fails to take control of the defence of the claim under clause 31.3.2 (Indemnity), the relevant Indemnified Party will be entitled to either defend the claim or make a reasonable settlement of the claim and (i) Indemnifying Party’s indemnity above will extend to and include such defence or settlement by the relevant Indemnified Party; and (ii) the Indemnifying Party will provide all necessary assistance to the relevant Indemnified Party in connection with the defence of the claim and any settlement.

PART D - GENERAL

32.                    SEVERABILITY

32.1                        If any provision, or part of any provision, of this Agreement or any Framework Service Description is held invalid, illegal or unenforceable for any reason, that provision, or part of that provision, will be severed and the remainder of that provision (where applicable) and the other provisions of this Agreement or Framework Service Description will continue in full force and effect as if this Agreement or Framework Service Description had been executed without that invalid, illegal or unenforceable provision or part of a provision.

32.2                        If an invalidity, illegality or unenforceability is so fundamental as to prevent the accomplishment of the purpose of this Agreement or any Framework Service Description, the Parties will immediately commence negotiations in good faith to remedy such invalidity, illegality or unenforceability.

33.                    SET OFF

33.1                        DB agrees that it will not at any time set off any liability of the relevant Supplier Group Member to DB against any of DB’s liability to the relevant Supplier Group Company.

33.2                        Supplier agrees that it will not at any time set off any liability of the relevant DB Group Member to Supplier against any of Supplier’s liability to the relevant DB Group Member.

34.                    NOTICES

34.1                        Any notice given under this Agreement or a Framework Service Description will be in writing and served by:

34.1.1              delivering it by hand;

34.1.2     sending it by pre-paid first class post; or

34.1.3              where applicable, sending it by airmail requiring signature on delivery;

34.1.4              sending it by recorded delivery post; or

34.1.5              sending it by fax which is automatically confirmed by the sender’s fax machine to have been sent without error to the recipient’s fax number to the address and for the attention of the relevant person set forth in clause 34.4 (Notices).

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

34.2                        Notice under this Agreement or any Framework Service Description will not be validly served if sent by email unless expressly provided in a clause of this Agreement or any Framework Service Description.

34.3                        Notices delivered by hand will be deemed to be served at the time of delivery.  Notices sent by first class post or by recorded delivery post will be deemed to be served three (3) Business Days following the day of posting.  Notices sent by airmail will be deemed to be served seven (7) Business Days following the day of posting.  Notices sent by fax will be deemed to be served on the day of transmission if transmitted before 4:00 p.m. on a Business Day, but otherwise on the following Business Day.

34.4                        The Party giving notice under this Agreement or a Framework Service Description will address such notice to the person named below and at the address and fax number (as applicable) set out below (or such other addresses and fax numbers as may be notified by a Party to the other relevant Parties in writing from time to time by giving [*] notice) and notice under this Agreement or any Framework Service Description will not be validly served if this clause 34.4 is not complied with:

Deutsche Bank AG London
Winchester House
1 Great Winchester St.
London EC2N 2DB
For the attention of: General Counsel

Fax: +44 (0)20 7547 5595

and with a copy to any contact specified in a Framework Service Description.

Luxoft UK Limited,

4th Floor,

New Gallery House,

6 Vigo Street,

London,

W1S 3HF,

UK

and with a copy to any contact specified in a Framework Service Description.

34.5                        Any notice given in connection with this Agreement or any Framework Service Description must be in English.

35.                    WAIVER

35.1                        The failure to exercise or delay in exercising a right or remedy, option or discretion provided by this Agreement, any Framework Service Description or by law does not constitute a waiver of the right or remedy, option or discretion or a waiver of other rights or remedies.

35.2                        A waiver (whether express or implied) of a breach of any of the terms of this Agreement or any Framework Service Description or of a default under this Agreement or any Framework Service Description:

35.2.1              does not constitute a waiver of any other breach or default and will not affect the other terms of this Agreement or Framework Service Description; and

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

35.2.2              will not prevent a Party from subsequently requiring compliance with the waived obligation.

36.                    AGENCY/PARTNERSHIP

36.1                        Nothing in this Agreement or any Framework Service Description, is intended to create, or creates a joint venture, relationship of agency or partnership between the Parties.

36.2                        Except as expressly authorised in this Agreement or any Framework Service Description, neither Party has any authority to act, make representations or contract on behalf of the other Party.

37.                    RELIEF

37.1                        Unless otherwise provided for in this Agreement or any Framework Service Description, the rights and remedies provided by this Agreement or any Framework Service Description are cumulative and are not exclusive of any rights or remedies provided by law.  Any right or remedy may be enforced separately or concurrently with any other right or remedy.

37.2                        Without prejudice to any other rights or remedies under this Agreement or any Framework Service Description, unless specifically provided for in this Agreement, Supplier agrees that damages alone may not be an adequate remedy for any breach by Supplier of the provisions of this Agreement or any Framework Service Description and that accordingly any relevant DB Group Member will be entitled, without proof of special damages (or the posting of a bond or similar undertaking), to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the provisions of this Agreement or any Framework Service Description.

37.3                        Supplier will not be liable to DB for a failure to perform if that failure is as a result of a non-performance of an obligation by either a DB Group Member or a third party engaged by a DB Group Member, provided that Supplier has notified DB in writing as soon as reasonably becoming aware of non-performance and has used Commercially Reasonable Endeavours to perform notwithstanding the circumstances.

38.                    THIRD PARTY RIGHTS

38.1                        This Agreement and the Framework Service Descriptions do not create any rights or benefits enforceable by any person not a Party to them (within the meaning of the Contracts (Rights of Third Parties) Act 1999 (the “TPA”) except, as follows:

38.1.1              the rights granted to any DB Group Member under this Agreement or a Framework Service Description will be rights directly enforceable by that DB Group Member;

38.1.2              an indemnity in favour of a DB Group Member or any limitation or exclusion of liability in favour of a DB Group Member is intended by the Parties to be a right or benefit of all other DB Group Members as if such DB Group Members had been a Party;

38.1.3              a person who under paragraph 1.4 of Schedule 1 (Definitions and Interpretation) is a permitted successor or assignee of the rights or benefits of any DB Group Member may enforce such rights or benefits; and

38.1.4              in respect of each DB Indemnified Entity.

38.2                        The Parties agree that no consent from the persons referred to in this clause (except in so far as such persons are a Party to this Agreement or any Framework Service Description) is required for the applicable Parties to vary or rescind this Agreement or any Framework Service Description (whether or not in a way that varies or extinguishes rights or benefits in favour of such third parties).

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

38.3                        This clause 38 does not affect any right or remedy of a third party which exists or is available apart from the TPA.

39.                    ENTIRE AGREEMENT

39.1                        This Agreement, the relevant Framework Service Description and the documents referred to in each of them constitute the entire agreement between the Parties relating to the provision of the Services and supersede any previous oral or written understanding, commitments, contracts or representations relating to the subject matter of this Agreement or that Framework Service Description.

39.2                        :

39.2.1              [*]

39.2.2              [*].

39.3                        Subject to clause 39.4 (Entire Agreement), each Party agrees that in entering into this Agreement and any Framework Service Description it has not relied on any representation, warranty, collateral contract or other assurance (except those set out in this Agreement or any Framework Service Description) made by or on behalf of the other Party before the signature of this Agreement or Framework Service Description (as the case may be).  Each Party waives all rights and remedies which, but for this clause 39.2, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance.

39.4                        Nothing in this clause 39 limits or excludes any liability or remedy for fraud.

40.                    COUNTERPARTS

40.1                        This Agreement and each Framework Service Description and Statement of Work may be executed by the Parties in separate counterparts each of which when so executed and delivered will constitute an original, and all such counterparts together will constitute one and the same instrument.

41.                    SUCCESSORS AND ASSIGNS

41.1                        This Agreement and each Framework Service Description will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

42.                    FURTHER ASSURANCE

42.1                        Each Party undertakes, at the request of the other, to sign all documents and do all other acts promptly, and use Commercially Reasonable Efforts to procure that a third party promptly signs all documents and do all other acts, which may be necessary to give full effect to this Agreement and any Framework Service Description.

43.                    SURVIVAL OF OBLIGATIONS

43.1                        The following provisions will survive the termination of this Agreement or completion or termination or expiration of any relevant Framework Service Description:

43.1.1              clauses 1 (Interpretation), 3.5 (Framework Service Description Agreement Process), 4.1.20 (Supplier’s Obligations), 10.2 , 10.6.1 (Acceptance of Services), , 10.1(Intellectual Property Rights), 12.2, 12.9, 12.9, 12.12, (Charges and Invoicing), 13 (Tax), 17 (Variation, Amendment and Change Control), 19 (Confidentiality), 20 (Publicity and Branding), 21 (Assignment and Novation), 22 (Sub-contracting), 24 (Force Majeure), 25 (Step-in Rights), 27 (Dispute Resolution), 28 (Term and Termination), 29 (Exit Management

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

and Termination Assistance), 30 (Limitation of Liability), 31 (Indemnity), 32 (Severability), 33 (Set Off), 34 (Notices), 35 (Waiver), 36 (Agency/Partnership), 37 (Relief), 38 (Third Party Rights), 39 (Entire Agreement), 41 (Successors and Assigns), 42 (Further Assurance), 43 (Survival of Obligations), 44 (Applicable Law); and

43.1.2              Schedule 5 (Personnel Provisions) (paragraphs 1.1.6, 1.1.9, 1.1.11, 1.1.12, 1.1.13, 1.6, 1.7, 1.8, 3, 6, and 7), Schedule 3 (Service Level Principles and Service Credits) (paragraph 7), Schedule 8 (Regulatory, Audit and Record Retention Requirements) (in its entirety), Schedule 10 (Exit Management and Termination Assistance), Schedule 11 (Insurance Requirements) and Schedule 12 (Data Protection).

43.2                        Supplier agrees that all relevant licences of Intellectual Property Rights granted to DB Group Members on a perpetual basis will remain in full force and effect following termination of this Agreement and/or the relevant Framework Service Descriptions.

43.3                        The termination of this Agreement or the completion, expiry or termination of any relevant Framework Service Description will not prejudice or affect any right of action or remedy which has already accrued to the relevant Parties.

43.4                        Notwithstanding any other provision in the Agreement to the contrary, obligations with respect to Confidential Information will survive termination or expiration of this Agreement.

44.                    APPLICABLE LAW

44.1                        This Agreement and any dispute or claim arising out of or in connection with it or its subject matter will be governed by and construed in accordance with the Governing Law.

44.2                        Supplier irrevocably appoints Luxoft UK Limited, a company registered under the laws of England and Wales whose registered office is at 4th Floor, New Gallery House, 6 Vigo Street, London, W1S 3HF, United Kingdom as its agent for service of process in England and Wales.

44.3                        The Parties agree that to the extent permitted by applicable law, the United Nations Convention on Contracts for the International Sale of Goods 1980 (the “Vienna Convention”) and all international and domestic legislation implementing the Vienna Convention will not apply to this Agreement.

Signed for and on behalf of	}
Deutsche Bank AG

acting through its London branch		/s/ Paul Turrell
(Signature - Authorised Signatory 1)
by:

Paul Turrell
(Name)

Managing Director
(Position)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

and by	}

/s/ Simon Fanning
(Signature - Authorised Signatory 2)

Simon Fanning
(Name)

Managing Director
(Position)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Signed for and on behalf of	}
Luxoft Holding, Inc.
by

(Signature - Authorised Signatory)

Glen Granovsky
(Name)

Director
(Position)

Signed for and on behalf of	}
LLC Luxoft Professional
by

(Signature - Authorised Signatory)

Roman Yakushkin
(Name)

CFO
(Position)

Signed for and on behalf of	}
Luxoft Ukraine LLC
by

(Signature - Authorised Signatory)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Dmitry Kushnir
(Name)

Director
(Position)

Signed for and on behalf of	}
Luxoft Eastern Europe (BVI)
by

(Signature - Authorised Signatory)

Glen Granovsky
(Name)

Director
(Position)

Signed for and on behalf of	}
Luxoft UK Limited
by

(Signature - Authorised Signatory)

Roman Yakushkin
(Name)

Director
(Position)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Signed for and on behalf of	}
Luxoft USA, Inc.
by

(Signature - Authorised Signatory)

Glen Granovsky
(Name)

President
(Position)

Signed for and on behalf of	}
Luxoft GmbH (Germany)
by

(Signature - Authorised Signatory)

Dmitry Loschinin
(Name)

Managing Director
(Position)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

COUNTRY SPECIFIC ANNEX

[Drafting note: insert any agreed country-specific provisions]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 1
(Definitions and Interpretation)

1.                                      DEFINITIONS AND INTERPRETATION

In this Agreement the following words will, unless the context otherwise requires or the Framework Service Description otherwise specifies, have the following meanings:

“Acceptance Sign-Off”

means a notice (in writing, by email, or other method agreed previously in writing by the Parties) from an Authorised Representative of the relevant DB Group Member informing Supplier that it accepts the relevant Service as being in conformance with the relevant DB Group Member’s requirements;

“Acceptance Tests”	means the acceptance tests described in a Statement of Work;

“Access”	is defined in paragraph Schedule 56.1 of Schedule 5 (Personnel Provisions);

“ADM”	is defined in paragraph Schedule 1 of Schedule 7 (Physical and Logical Security);

“Agreed Service Location”	means any place, premises and facilities approved by a DB Group Member and specified in a Framework Service Description as a location from which the Services will be performed;

“Agreement”	means this Agreement, as amended from time to time, including where the context so requires the Country Specific Annex, any attachment, exhibit or Schedule;

“Application” or “Application Software”

means programs and other software (including the supporting documentation, media, on-line help facilities, and tutorials) that perform user- or business-related information processing functions. Application Software does not include operating systems, tools, utilities, or system software used to deliver it. Applications include database management software ;

“Approved Change Request”(1)	means a Change Request which has been approved in accordance with the Change Control Procedure together with the applicable Change Request Quotation;

(1) Note that certain definitions are used solely in the associated project descriptions.

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

“ARD”

means the Directive 2001/23/EC of the European Parliament and of the Council on the approximation of the laws of the Member States relating to the safeguarding of employees’ rights in the event of transfers of undertakings, businesses or parts of undertakings or businesses of 12 March 2001, O.J. L82, p.16 (22 March 2001), as amended from time to time, including national implementing legislation enacted by relevant EU Member States to implement such directive, as such legislation is amended from time to time;

“Auditors”	has the meaning given to it in paragraph Schedule 822.2 of Schedule 8 (Regulatory, Audit, and Record Retention Requirements);

“Authorised Representative”

in relation to a Framework Service Description, any person(s) who has been identified in writing by a Party to the other Party as having authority to act on behalf of that Party in relation to any aspect of the relevant Framework Service Description provided that such person will only be considered as an Authorised Representative of the relevant Party if the other Parties have received [*]prior written notice identifying such person as an Authorised Representative; an Authorised Representative may be a Global Account Manager of a Party;

“Authorised User”	means the DB Personnel authorised to use the Applications which are the subject of a Statement of Work;;

“Background Information”	is defined in paragraph Schedule 55.1 of Schedule 5 (Personnel Provisions);

“Base Charges”	is defined in paragraph Schedule 42.1 of Schedule 4 (Pricing);

“Base Discretionary Work”	is defined in paragraph Schedule 43.2.3 of Schedule 4 (Pricing);

“Basic Requirements”	is defined in paragraph Schedule 102.5 of Schedule 10 (Exit Management and Termination Assistance);

“BCM Policies”	means the policies, standards and guidelines listed in Schedule 6 (Policies) under the heading of BCM, together with such other BCM policies as may be deemed to be BCM Policies from time to time;

“BCM”	means business continuity management;

“Benchmarker”

means an independent and industry-recognised organisation appointed by DB, or such other relevant DB Group Member, which is acknowledged by the Parties (each Party acting reasonably) to have directly relevant benchmarking expertise, methodology and data sources and not being a competitor of Supplier;

“Benchmarking”	means an exercise conducted in accordance with the provisions of paragraph 2 of Schedule 4 (Pricing);

“Best Practice”	means the relevant best industry standards and practices for the performance of Comparable Services;

“BC Plan”	has the meaning set out in clause 26.1 (Business Continuity and Disaster

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Recovery);

“Business Day”

means as the context requires: (i) with respect to the Agreement, any day other than a Saturday, a Sunday or a day which is a public holiday in the United Kingdom, and: (i) with respect to a Framework Service Description, any day where the relevant DB Group Member(s) receiving the Services is/are in operation;

“Business Process Description”	has the meaning set out in clause 4.4 (Supplier’s Obligations);

Calendar Year	means a year beginning on the first of January of a year, and each subsequent year thereafter;

“Change Control Procedure”	means the change control procedure set out in Schedule 9 (Change Control Procedure);

“Change of Business”	means a significant change in Supplier’s business that materially and adversely affects Supplier’s ability to render the Services;

“Change of Control”	means:

• [*]; and/or

• [*]; and/or

• [*];

“Change Request Quotation”	means a written quotation in relation to a Change Request;

“Change Request”

means any reduction, variation, amendment, modification or improvement to the Services to be provided under a Framework Service Description, which request under Schedule 9 (Change Control Procedure) is in writing, addressed to Supplier, and includes written particulars of the reduction, variation, amendment, modification or improvement requested or suggested, and such other information that Supplier may reasonably require to evaluate such request and submit a Change Request Quotation;

“Charges”	means the amounts Supplier is entitled to charge for the Services in accordance with the pricing terms set out in Schedule 4 (Pricing) and as more fully set out in a Framework Service Description;

“Claimant”	has the meaning given to it in clause 27.9 (Dispute Resolution);

“Commencement Date”	means the commencement date or deemed commencement date of this Agreement, which is 1st December, 2010;

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

“Commercially Reasonable Efforts”

means taking all such steps and performing in such a manner as a well managed company would undertake where such company was acting in a determined, prudent and reasonable manner to achieve a particular desired result for its own benefit;

“Comparable Services”

means services that are supplied by third parties, and which are similar to the relevant Services (or the relevant category of such Services), having regard to factors such as the nature and size of Supplier, the relevant DB Group Member, the relevant geographies, the Service Levels and volumes, the quality of the relevant Services, any particular or unique circumstances in which such Services are received/supplied and any other relevant factors;

“Confidential Information”	in relation to DB means:

information or material of the DB Group created, developed, acquired or received by Supplier during the term of this Agreement Services and information or material of the relevant Parties disclosed (directly or indirectly) under or in connection with this Agreement and/or the provision of the Services (whether oral, in writing, in machine readable or any other form) by a Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) whether marked or labelled confidential or not and whether before or after the Commencement Date, including (in the case of information or material which is confidential to, and the property of, the DB Group (“DB Confidential Information”):

• DB Material;

• Deliverables;

• DB Data including DB Customer Data;

• information relating to this Agreement and Framework Service Descriptions including its nature and details of work undertaken and the working relationship between the DB Group Members and Supplier;

• the DB Group Members’ customers, products, operations, processes, plans or intentions, product information, know-how, design rights, trade secrets, market opportunities and business affairs;

•                  all information about the DB Group Members’ finances, marketing plans, details of Supplier’s and/or DB Group’s computer operations, software, systems, networks or other information of a technical nature, any business and financial information pertaining to the DB Group Members’ correspondent brokers;

• information which the DB Group Members are required to keep confidential pursuant to an agreement with a third party;

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

• information about customers and suppliers, actual or prospective, of the DB Group Members, together with any and all additional financial, technical, commercial or other information related thereto;

•                  any analyses, compilations, studies or documents prepared by Supplier or its directors, officers, employees, accountants, appraisers, attorneys, engineers, regulators, agents or representatives on behalf of any DB Group Member; and

• all policies and practices of the DB Group Members known, or made known, to Supplier;

in relation to Supplier means:

the proprietary information or material of the Supplier Group and information or material disclosed (directly or indirectly) under or in connection with this Agreement and/or the provision of the Services (whether oral, in writing, in machine readable or any other form) by a Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) whether marked or labelled confidential or not and whether before or after the Commencement Date;

“Continuous Improvement Report”	is defined in clause 16.4.1;

“Continuous Improvement Recommendation”	is defined in clause 16.4.1;

“Contract Year”	means a year beginning on the Effective Date, and each subsequent year thereafter;

“Costs and Charges Structure”	means the costs and charges structure set out in the Framework Service Description or Statement of Work;

“Country Specific Annex”	means an annex to the Agreement setting out additional terms and conditions which will apply to Services delivered to countries specified in the annex;

“Critical Activities”	has the meaning set out in paragraph Schedule 311.1 of Schedule 3 (Performance Management Methodology)

“Critical Service Level Disruption”	will have the meaning specified in the Framework Service Description;

“DB”	is defined in the Parties clause of this Agreement;

“dbCERT Key Operating Procedures”	means the key operating procedures set out in the dbCERT Key Operating Procedures policy listed in Schedule 6 (Policies);

“DB Competitor”	any banking, financial services (including buy-side or sell-side financial institution) or insurance provider;

“DB Confidentiality	means the pro forma agreement set out in Appendix A of Schedule 5

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Undertaking”

(Personnel Provisions) between the relevant DB Group Member and prospective Personnel the form of which may be amended by the relevant DB Group Member from time to time by notice in writing to Supplier;

“DB Crisis Management Policy”	means the DB crisis management policy more particularly described in Schedule 6 (Policies);

“DB Customer Data”

means all information, in any form, provided to, or collected or generated by, Supplier or to which Supplier has been given access by or on behalf of a DB Group Member, that uniquely identifies a current, former or prospective DB Group customer or customer of any correspondent or customer financial institution and including Personal Information. DB Customer Data further includes whole or partial copies of such information or materials derived from such information;

“DB Data”

means any business, financial and technical data of any DB Group Member to which Supplier has access, or which is generated or created by Supplier on behalf of a DB Group Member in the course of performing Supplier’s obligations under this Agreement or any Framework Service Description and DB Data includes DB Customer Data;

“DB Dedicated Area”

means a secure and segregated area at an Agreed Service Location which may be used by Supplier solely for the provision of Services to DB Group Members which complies with the physical and technical access requirements set out in this Agreement and the relevant Framework Service Description;

“DB Group Member”	means any company which is from time to time a member of the DB Group;

“DB Group”

means DB and any undertaking which is, from time to time, a subsidiary undertaking of DB, a parent undertaking of DB or a subsidiary undertaking of a parent undertaking of DB, as those terms are construed in accordance with section 258 of the U.K. Companies Act 1985;

“DB Indemnified Entity”	is defined in clause 31.1 (Indemnity);

“DB ITRC”	means Deutsche Bank Information Technology Risk Control;

“DB Material”	is defined in clause 11.3.1 (Intellectual Property Rights);

“DB Personal Data”	means any personal data supplied by any DB Group Member or on its behalf to Supplier and/or processed in connection with this Agreement or any Framework Service Description;

“DB Personnel”

means any DB Group Member’s directors, officers, employees, consultants, agents, subcontractors and assigns and if the context so requires the directors, officers and employees of the relevant DB Group Member’s consultants, agents, subcontractors and assigns;

“DB Proprietary Software”	is defined in clause 7.3 (DB Systems and Technical Security);

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

“DB Specific Improvements”	is defined in clause 16.2 (Technology and Process Improvements);

“DB Systems”

means information technology and communications systems, components or networks of any DB Group Member wherever located and whether owned by or otherwise made available to that DB Group Member including LANs, databases, firewalls, files, folders, servers, nodes, CPUs;

“Deliverable”

means a work product or other item (whether tangible or intangible) created by Supplier or provided by Supplier to any DB Group Member pursuant to the Services and which may be described more particularly in a Framework Service Description including all software, computer applications, specifications, inventions, specifications, technical information, drawings, models, samples, prototypes, data or reports and any Intellectual Property Rights subsisting in, or relating to the foregoing;

“Disaster”

means any incident, unplanned disruption or unplanned interruption whether relating to information processing facilities, inaccessibility of buildings, unavailability of resources or otherwise (including a Force Majeure Event) which impairs the ability of Supplier to perform any of the Services;

“Disclosing Party”	is described in the definition of Confidential Information;

“Divestment Period”	means the greater period of twelve (12) months from the date of the relevant divestment or the remaining term of the relevant Framework Service Description affected by the divestment;

“EAR”	is defined in paragraph Schedule 88.4.1 of Schedule 8 (Regulatory, Audit and Record Retention Requirements);

“EEA”	means the European Economic Area;

“Effective Date”

means the date that a Framework Service Description will become effective as stated in that Framework Service Description once it has been signed and dated by the appropriate Authorised signatories on behalf of the relevant DB Group Member and Supplier;

“Excluded Services”	means services which Supplier is prohibited from providing as may be described in a Framework Service Description;

“Exit Management Plan”

means, in relation to a Framework Service Description, the exit management plan agreed between the relevant Parties in accordance with clause 29 (Exit Management and Termination Assistance) or otherwise agreed from time to time;

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

“Exit Management Plan Requirements”	means the default exit management requirements set out in Schedule 10 (Exit Management and Termination Assistance);

“Exit Manager”	is defined in paragraph Schedule 104.1.11 in Schedule 10 (Exit Management and Termination Assistance)

“Exit Period”	is defined in paragraph Schedule 102.2 of Schedule 10 (Exit Management and Termination Assistance);

“Exit Start Date”	has the meaning set out in paragraph Schedule 102.1.2 of Schedule 10 (Exit Management and Termination Assistance);

“Extended Term”	is defined in clause 28.1.2(b) (Term and Termination);

“FCPA”	is defined in paragraph 8.4.1 of Schedule 8 (Regulatory, Audit and Record Retention Requirements);

“Fixed Price”

means the fee to be charged to the relevant DB Group Member by Supplier under a Framework Service Description, where the fee is fixed and will not change, subject to any relevant Approved Change Request;

“Force Majeure Event”	means an event that meets both of the following criteria:

(a)         any cause, including any element of nature or act of God, preventing or delaying a Party from performing any or all of its obligations which arises from or is attributable to acts, events or omissions beyond the reasonable control of that Party including war, terrorism, riot, civil commotion, fire, flood, storm, earthquake, industrial action but excluding industrial action taken by the directors, officers, employees, agents or subcontractors of the affected Party; and

(b)         such event could not have been prevented by reasonable precautions and cannot be circumvented by the non-performing Party through the use of alternative sources, work around plans or other means (including, in the case of Supplier, adherence to Supplier’s obligations with respect to compliance with the BC Plan);

“Framework Service Description”

means a populated document substantially in the form of the Framework Service Description template set out in Schedule 14 (Framework Service Description and Statement of Work Templates) which includes a description of the relevant Services to be provided by Supplier as agreed and executed by the relevant Parties and which incorporates the terms and conditions of this Agreement (and references in this Agreement to a Framework Service Description will be deemed to be a reference to any associated Statements of Work and Business Process Descriptions and any reference to a Project Description, unless the context requires otherwise, will be a reference to a Framework Service Description for the purposes of this Agreement);

“Framework Service Description Term”	has the meaning described in clause 28.1.2 (Term and Termination);

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

“Global Account Manager”

means the persons named in clause 15 of the Agreement, their successors or such other persons as notified to the relevant Party in writing from time to time, designated by the relevant Party to be responsible for managing and co-ordinating the relationship with the other Party anticipated in this Agreement at a global level;

“Good Industry Practice”

means that degree of skill, care, prudence and foresight and operating systems and practice which would ordinarily be expected of a skilled and experienced supplier engaged in the same or similar type of undertaking (internally within a financial services sector business or otherwise) as that of Supplier under similar circumstances;

“Governing Law”	means the laws of England;

“Hand Over Date”	is defined in paragraph 1.1.1(b) of Schedule 5 (Personnel Provisions);

“Handover Completion Date”	means the last day of the Handover Period;

“Handover Period”	means a period of [*] commencing on the Handover Start Date;

“Handover Start Date”	the effective date of: (i) termination of the relevant Framework Service Description; or (ii) expiry of the relevant Framework Service Description;

“IMAC”	means install, move and change;

“Indemnified Entities”	is defined in clause 31.2 (Indemnity);

“Indemnified Party”	is defined in clause 31.3 (Indemnity);

“Indemnifying Party”	is defined in clause 31.3.1 (Indemnity);

“Initial Term”	is defined in clause 28.1.2(a) (Term and Termination);

“Insolvency Event”	means, in relation to any person, any of the following events:

• becomes insolvent or is unable to pay its debts as they become due;

•                  a resolution being passed for its voluntary winding up or a court of competent jurisdiction making an order that it be wound up or dissolved or otherwise files a voluntary petition in bankruptcy or seeks reorganisation or to effect a plan or other arrangement with creditors;

• the making of an administration order or the appointment of a receiver, or an encumbrance taking possession of or selling an asset of the person;

• a composition or arrangement with its creditors or an application to a court of competent jurisdiction for protection from its

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

creditors; or

• the occurrence of event under the laws of a relevant jurisdiction of an event analogous to any event listed in this definition;

“Intellectual Property Rights”

means any and all rights, licences or consents existing from time to time including copyrights, patents, trade marks (together with all the goodwill associated with the such trade marks), service marks, database rights and rights to extract data, registered and unregistered designs, rights in circuit layouts and semi-conductor topography rights, trade secrets, rights of confidence, all whether registered or not, applications for any of the foregoing and all other similar rights recognised in any part of the world. For the purposes of this definition rights in patents will be deemed to include rights under any and all patent applications and patent (including letters patent and any inventor’s certificates) anywhere in the world including provisional applications, substitutions, extensions, supplementary patent certificates reissues, renewals, divisions, continuations in part (or in whole), continued prosecution applications, requests for continued examination, and other similar filings or stages provided for under the laws of any country;

“Key Personnel”	means any of the key personnel specified as such in a Framework Service Description, or any replacement or addition made in accordance with this Agreement;

“KPI”	means key performance indicators and are described in the relevant Framework Service Description;

“Laws”

means any international, federal, provincial, state or local law (including common law), statute, rule or regulation (including those promulgated by any self-regulatory authority), immigration law (including any rule or regulation thereunder), ordinance, order, decree, judgment, consent decree, settlement agreement or governmental requirement of any governmental authority effective during the term of this Agreement or term of the applicable Framework Service Description, including any changes, modifications, supplements made thereto from time to time, or any newly added laws;

“Liability Cap”	is defined in clause 30.1 (Limitation of Liability);

“Liability Limit”	is defined in clause 30.2 (Limitation of Liability);

“LIBOR”	means the London Interbank Offered Rate and is the rate of interest at which banks borrow funds from other banks, in marketable size, in the London Interbank market;

“Loss”

means any loss, liability, claim, damage, death, injury, cost (including legal and other professional costs and expenses) or expense of whatsoever nature whether based on a claim for breach of contract, equity, tort, negligence or otherwise;

“Management Information”	means the reports containing information about costs, charges, demand for Services, operational performance, work order tracking sheets as

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

more particularly detailed in each Framework Service Description;

“Materials”	has the meaning set out in paragraph Schedule 1010.2 of Schedule 10 (Exit Management and Termination Assistance);

“Optioned Hardware”	has the meaning set out in paragraph Schedule 109.1 of Schedule 10 (Exit Management and Termination Assistance);

“Managed Services”	means the Services described in Part A of Schedule 2 (Services);

“Measurement Window”	has the meaning set out in the definition section of Schedule 3 (Performance Management Methodology);

“Non-Base Discretionary Work”	is defined in paragraph Schedule 43.2.4 of Schedule 4 (Pricing);

“Non-ARD Transferring Employees”	is defined in paragraph Schedule 510.2.1 of Schedule 5 (Personnel Provisions);

“Party” or “Parties”	means as the context requires DB and the Supplier or the relevant DB Group Member(s) and Supplier Group Member(s);

“Passwords”	has the meaning set out in clause 7.10 (DB Systems and Technical Security);

“Person”	means any individual, sole proprietorship, partnership, corporation, limited liability company, unincorporated society or association, trust or other entity or organisation;

“Personal Information”

means, without limitation: (i) personally identifiable information or personal data as defined under the Laws of any jurisdiction in which the Services are performed, including: (A) personally identifiable information as defined by Title V of the United States Gramm-Leach-Bliley Act, 15 U.S.C. §§6801, et seq., and any amendments thereto and regulations promulgated thereunder, or (B) personal data as defined in the Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995, and any amendments thereto; and (ii) personal information, including a person’s name, information about a person’s sex, date of birth, age, income, address, email address, telephone number, Social Security number, state identification or driver’s license numbers, account information, PIN numbers, access and security codes, login information, health or medical information, mother’s maiden name, or credit information. Personal Information includes, whole or partial copies of such information or materials derived from such information;

“Personnel”

means each and every one of the directors, officers, employees, consultants and agents of the Supplier and if the context requires of the Supplier Group Member, permitted subcontractors and assigns who provide or will provide the Services or any part thereof including the Key Personnel;

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

“Personnel Dealing”	is defined in paragraph Schedule 817.2 of Schedule 8 (Regulatory, Audit and Record Retention Requirements)

“Personnel Type”	is defined in Annex 3 to Schedule 4;

“Physical Security Requirements”	means the physical security requirements set out in Schedule 7 (Physical and Logical Security);

“Policies”	means the DB and DB Group policies, standards and guidelines listed in Schedule 6 (Policies) together with such other policies as may be deemed to be Policies from time to time;

“Policies and Procedures Manual”

means the policies and procedures as referred to in paragraph Error! Reference source not found. of Schedule 17 (Framework Service Description Governance) which will be developed to support governance of a Framework Service Description;

“Project Description”

means a populated document substantially in the form of the project description template set out in Schedule 14 (Project Description Template) of the Outsourcing Master Service Agreement between Deutsche Bank AG and Luxoft dated 15 December 2008, which includes a description of the relevant Services to be provided by Supplier as agreed and executed by the relevant Parties and which incorporates the terms and conditions of that agreement

“Project Name”	means the name given to a project and as set out in the Framework Service Description;

“Project Personnel”	all those Personnel (including Key Personnel) who are materially involved in the provision of the Services;

“Project Request”	means a request from DB or any other DB Group Member for Services to be provided under a proposed Framework Service Description;

“Project Response”	means the response from Supplier to the Project Request and which will be in substantially the same form as a Framework Service Description;

“Project Services”	means the Services described in Part B of Schedule 2 (Services);

“Purpose”	has the meaning set out in paragraph Schedule 1010.2 of Schedule 10 (Exit Management and Termination Assistance);

“Rate Card”	means the rate card agreed by the Parties as set out in Schedule 4 (Pricing);

“Receiving Party”	is defined in the definition of Confidential Information;

“Regulator”	means one or more, as the context so requires, of:

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

• the Bundesanstalt für Finanzdienstleistungsaufsicht;

• the Deutsche Bundesbank;

• the UK Financial Services Authority;

• the US Securities and Exchange Commission;

• the US Board of Governors of the Federal Reserve System;

• the New York Stock Exchange;

• any data protection or privacy authorities in any country where the Services are being provided from or where a recipient of the Services is located;

•                  any other body that has jurisdiction to regulate the banking, regulatory, investment banking, securities, commodities or financial services business and operations of all or any part of the DB Group (including tax authorities) or any body that has jurisdiction to enforce regulations with which DB must be in compliance, all the above will include any successors from time to time to any such body and any organisations reporting to any such body in a regulatory capacity;

“Regulatory Requirements”	means those requirements set out in paragraph Schedule 82.5 of Schedule 8 (Regulatory, Audit and Record Retention Requirements);

“Relevant Persons”

means in relation to a Party its directors, officers, employees, subcontractors and professional advisers (including Benchmarkers) who need to receive and consider Confidential Information for the purpose of (in the case of Supplier) providing the Services and (in the case of the relevant DB Group Member) receiving the Services or members of a Party’s corporate due diligence team that requires access to Confidential Information;

“Relevant Records”	means records that contain comprehensive and accurate information on:

• Supplier’s performance of the Services including its achievement of the Service Levels;

• Charges and expenses invoiced to or to be invoiced to any DB Group Member and all relevant supporting information necessary to verify the accuracy and appropriateness of the Charges and expenses;

• the performance by Supplier of its other obligations under this Agreement or any Framework Service Description;

• information relating to performance of Supplier’s technology and security related obligations under this Agreement or any

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Framework Service Description including items such as records related to physical access to Supplier or DB’s premises, user account creation, modification and deletion, user access, authentication, authorisation, use of Passwords, firewalls, application access, access to locations from which the Services are delivered and any relevant network diagrams;

•                  written or electronic communications relating to the Services between Supplier and any DB Group Member, any Regulators or auditors and any other relevant third parties including the text of those communications; or

• any other requirements of DB from time to time, notified to Supplier in writing, where the requirement is standard in the regulated financial services environment in which the DB Group functions;

“Removed Services”	means those Services which are to be transferred to a DB Group Member or Replacement Service Provider upon the termination or expiry of a Framework Service Description;

“Replacement Service Provider”

means any Person which the relevant DB Group Member may nominate or engage (as may be notified in writing to Supplier at the relevant time) to provide any Services in substitution to Supplier pursuant to the terms of this Agreement;

“Request”	has the meaning given to it in clause 27.9 (Dispute Resolution);

“Respondent”	has the meaning given to it in clause 27.9 (Dispute Resolution);

“Residual Knowledge”

means ideas, concepts, know-how or techniques related to disclosing Party’s business activities which are contained in the Confidential Information and that are retained in the unaided memories of the receiving Party’s employees who have had access to such information pursuant to this Agreement.  The receiving Party’s employees’ memory will be considered to be unaided if they have not intentionally memorized such information for the purpose of retaining and subsequently using or disclosing it;

“Retention Period”	is defined in paragraph Schedule 823.1 of Schedule 8 (Regulatory, Audit and Record Retention Requirements);

“Retrieval Systems”	has the meaning given to it in paragraph Schedule 823.3 of Schedule 8 (Regulatory, Audit and Record Retention Requirements);

“Russian Business Day”	means any day other than a Saturday, a Sunday or a day which is a public holiday in Moscow;

“Sarbanes Oxley Act” or “SOx”	means the Public Company Accounting Reform and Investor Protection Act, which became law in the United States in 2002 and which may apply to DB as an accelerated foreign filer in the United States;

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

“Security Incident”	is as defined in dbCERT Key Operating Procedures;

“Security Measures”	means all those technology security measures identified in Schedule 7 (Physical and Logical Security);

“Security Officer”	is defined in paragraph Schedule 73.1 of Schedule 7 (Physical and Logical Security);

“Security Risk”	is defined in paragraph Schedule 74.1 of Schedule 7 (Physical and Logical Security);

“Service Credit”	means [*];

“Service Disruption”	means, in relation to a Framework Service Description, the occurrence of:

• a disruption to any of the Services caused by a Force Majeure Event; or

• a Critical Service Level Disruption in relation to that Framework Service Description;

“Service Level Default”	means a failure by Supplier to deliver a Service in accordance with the Service Levels;

“Service Level(s)”

means the performance requirements, benchmarks or key performance indicators (if any) used for measuring the performance of Supplier’s delivery of the Services as set out in Schedule 3 (Performance Management Methodology) and more particularly set out in the relevant Framework Service Description;

“Service Satisfaction Report”	means a written report in the form required by the relevant DB Group Member of the results of a Service Satisfaction Survey;

“Service Satisfaction Survey”

means a survey required under a Framework Service Description carried out in accordance with clause 18 (Service Satisfaction Survey) to assess the satisfaction of recipients of the Services within the relevant DB Group Member;

“Services”

means the services categorised in accordance with one of the service catalogue categories set out in Schedule 2 (Services) and described in a Framework Service Description and/or Statement of Work and the associated provision of Deliverables including:

•                  the services, functions, and responsibilities routinely performed by DB Personnel whose functions may be displaced as a result of any Framework Service Description, whether or not specifically described in such Framework Service Description;

• any services, functions, and responsibilities that are of a nature and type that would ordinarily be performed by a company in the financial services sector which are similar to the Services;

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

• any services, functions, and responsibilities not specifically described in a Framework Service Description but that are required for the proper performance and provision of the Services; and

• the services in the relevant Transition Plan, BC Plan and Exit Management Plan;

“Source Code”

means all logic, logic diagrams, flowcharts, algorithms, routines, sub-routines, utilities, models, file structures, coding sheets, coding, source codes, listings, functional specifications, program specifications, commentary and all other materials and documents necessary to enable a reasonably skilled programmer to maintain, amend and enhance the software in question without reference to any Person or document;

“Special Condition”

means any provision agreed between the Parties and identified a “Special Condition” in a Framework Service Description which will take precedence over specifically identified and referenced terms and conditions of this Agreement provided that all other provisions terms and conditions of this Agreement will remain in full force and effect;

“Capacity Augmentation Services”	means the Services described in Part C of Schedule 2 (Services);

“Standards”	means the obligations set out in clauses 4.1.1, 4.1.2, and 4.1.3, (Supplier’s Obligations);

“Statement of Work”

means a populated document substantially in the form of the statement of work template set out in of Schedule 14 (Framework Service Description and Statement of Work Templates) which includes a description of the relevant Services to be provided by Supplier as agreed and executed by the relevant Parties and which is incorporated into the relevant Framework Service Description and incorporates the terms and conditions of this Agreement;

“Statement of Work Service Commencement Date”	means the date, as set out in the relevant Statement of Work, of commencement of the Services under that Statement of Work;

“Statement of Work Effective Date”

means the date that a Statement of Work will become effective as set out in that Statement of Work once it has been signed and dated by the appropriate authorised signatories on behalf of the relevant DB Group Member and Supplier;

“Step-In”	has the meaning given in clause 25 (Step-In Rights);

“Supplier”

(a)                     for the  purposes of this Agreement, “Supplier” is defined in the Parties clause of this Agreement and includes each of the corporate entities listed in (2), (3), (4), (5), (6), (7) and (8) of the Parties clause and references in this Agreement to Supplier will be deemed to refer to each of the corporate entities listed in (2), (3), (4), (5), (6), (7) and (8) of the Parties clause at the beginning of this Agreement and that all obligations on the part of Supplier are

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

joint and several obligations on the part of each such corporate entity; and

(b) for the purposes of a Framework Service Description, “Supplier” is defined in the Parties clause of the relevant Framework Service Description;

“Supplier Group Member”

any undertaking which is, from time to time, a subsidiary undertaking of Supplier (which expression in this definition includes each of the corporate entities listed in (2), (3), (4), (5), (6), (7) and (8) of the Parties), a parent undertaking of Supplier or a subsidiary undertaking of a parent undertaking of Supplier, each jointly and severally liable for providing the Services under a Framework Service Description, as those terms are construed in accordance with section 258 of the U.K. Companies Act 1985, as amended;

“Supplier Indemnified Entities”	is defined in clause 31.2 (Indemnity);

“Supplier Material”	has the meaning set out in clause 11.4 (Intellectual Property Rights);

“Supply Tax”	means any applicable local value added, sales and services taxes properly chargeable on the Services;

“System Access”	is defined in paragraph Schedule 72.2 of Schedule 7 (Physical and Logical Security);

“Term”	means the term of this Agreement;

“Termination Assistance Services”	has the meaning set out in paragraph Schedule 102.2 of Schedule 10 (Exit Management and Termination Assistance);

“Third Party Materials”	is defined in clause 11.5;

“Time and Materials”

means the time and cost associated with execution of a Framework Service Description and the rates of the Personnel associated with the provision of the Services as specified in a Framework Service Description and unless stated otherwise the rate will include all overheads of Supplier and associated costs and expenses;

“Timesheets”	means written and accurate records of the time actually worked by each member of the Project Personnel, including records of the date, time worked and the Services worked on for each Business Day;

“TPA”	is defined in clause 38.1 (Third Party Rights);

“Transferred Contracts”	has the meaning given in paragraph Schedule 104.1.6 of Schedule 10 (Exit Management and Termination Assistance);

“Transferring Employees”	is defined in paragraph Schedule 59.1.1 of Schedule 5 (Personnel Provisions);

“Transition”	has the meaning given in paragraph Error! Reference source not found. of Schedule 16 (Transition Plan Requirements);

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

“Transition Plan “

means the transition plan and associated services relating to the transition of responsibility for the Services from the relevant DB Group Member to Supplier as may be described in Schedule 16 (Transition Plan Requirements) and as set out in a Framework Service Description;

“US Law”	is defined in paragraph Schedule 812.1 of Schedule 8 (Regulatory, Audit and Record Retention Requirements);

“US Services”	has the meaning given in paragraph Schedule 86.1 of Schedule 8 (Regulatory, Audit and Record Retention Requirements);

“Vienna Convention”	is defined in clause 44.3 (Applicable Law); and

“Virus”

means any code, device or other item which may intentionally or unintentionally impair or otherwise adversely affect the operation of any computer; prevent, disrupt, disable or harm or hinder access to or use of any program or data; impair, disrupt (including aesthetic disruptions or distortions) or interfere with the operation of any program (or any other associated software, firmware, hardware, computer systems or network) or the reliability or integrity of any data (whether by re-arranging altering or erasing within the computer or any storage medium or device, the program or data in whole or part), including viruses, trojan horses, worms, robots, spiders, logic bombs, spyware, malware and other forms of malicious code, hidden procedures, routines or mechanisms.

1.1                               The headings in this Agreement are inserted solely for ease of reference and will not affect the interpretation of the provisions of this Agreement.

1.2                              References in this Agreement to any enactment, act, order, regulation or other similar instrument are to be construed as a reference to that enactment, act, order, regulation or instrument as amended from time to time (whether before or after the date of this Agreement).

1.3                               The term “DB” includes DB’s successors and permitted assigns and the term “DB Group Member” includes the relevant DB Group Member’s successors and permitted assigns.

1.4                               The term “Supplier” includes Supplier’s successors and permitted assigns.  References to Supplier in this Agreement will be deemed, where the context so requires, to include each and every Supplier Group Member.

1.5                               Unless the context requires otherwise:

any right or power conferred by this Agreement may be exercised; and

any duty or obligation imposed by this Agreement is to be performed,

from time to time as occasion requires.

1.6                               Whenever the words “include”, “includes”, “including” “in particular” or “such as” are used, they are deemed to be followed by the words “without limitation”.

1.7                               References to clauses means the terms and conditions contained in the main section of this Agreement between the cover sheet and the signature page.

1.8                               References to paragraphs means the terms and conditions contained in the relevant Schedule.  References within a Schedule to a paragraph will unless the context requires otherwise be a reference to a paragraph in that Schedule.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

1.9                               In the event of any conflict or inconsistency between:

any provision contained in this Agreement and any provision contained in any Framework Service Description, the provisions in the body of this Agreement will prevail unless any Framework Service Description as agreed between the relevant DB Group Member and Supplier expressly states in a Special Condition that particular provision(s) in that Framework Service Description will take precedence over specifically identified provision(s) of this Agreement.  The Parties agree that in no event will a Special Condition take precedence over any DB Group Member’s right to terminate this Agreement and/or any Framework Service Description; and

any provision contained in the Agreement and any provision contained in a Schedule to the Agreement, the provisions in the Schedule will prevail.

1.10                        Unless the context requires otherwise, the use of the word “will” in this Agreement or any Framework Service Description or Statement of Work denotes an obligation.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 2
(Services)

[*] [31 pages]

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 3
(Performance Management Methodology)

1.                                      DEFINITIONS

“Availability”

means the Actual Uptime expressed as a percentage of the Scheduled Uptime for a particular system, application, software, equipment, network, or any other part of the Services (i.e., Availability % = ((Actual Uptime)/(Scheduled Uptime)) x 100%).

“At Risk Amount”	means, [*] of the total monthly Charges under all applicable Statements of Work under a Framework Service Description.
“Actual Uptime”

means the measurement of time that a particular system, application, software, equipment, network, or any other part of the Services is actually available and fully functional (including in respect of applications that the data is current and correct) during the Measurement Window, and such measurement will be calculated by subtracting Downtime from the Scheduled Uptime.

“Critical Activities”	means as defined in paragraph 11.1 (Critical Activities) of this Schedule 3.
“Critical Services”	means those Services described as Critical Services in the applicable Statement of Work.
“Critical Service Levels”	means those Service Levels identified in the Performance Management Matrix and described in the Critical Service Levels and Non-critical Service Levels to the applicable Statement of Work.
“Default Cure Period”	means [*] after receipt by a Party of a notice of default from the other Party.
“Deliverable Credits”

means an amount calculated and payable in accordance with paragraph 11 (Critical Activities) of this Schedule 3 for failure to deliver or provide any Critical Deliverable by the time or in the manner agreed.

“Downtime”	means the time that a particular system, Application software, equipment, network or any other part of the Services is not available during the Measurement Window.
“Expected Service Level Default”

means Supplier’s level of performance for a particular Critical Service Level fails to meet the applicable Expected Service Level (but does not fail to meet the applicable Minimum Service Level Target) as specified in the applicable Annex 2 to this Schedule 3 as completed and set out in the relevant Framework Service Description, and has failed to meet such Expected Service Level for [*] in any rolling [*]period.

“Expected Service Level Target”	means the desired level of performance for a Service Level as set forth in the Performance Management Matrix to the applicable Statement of Work.
“Earnback”	means the methodology used to determine the potential elimination of a Service Level Credit as described in paragraph 8 (Earnbacks) of this Schedule 3.
“Nine-Month Measurement Period”

means if paragraph 10.6 of this Schedule 3 is used to establish the Expected Service Level and Minimum Service Level Targets, the nine consecutive months of measurements immediately preceding the month in which DB provided notice to Supplier to establish a Service Level.

“Non-Critical Service Levels”	means those Service Levels for which no Service Level Credit is payable, but which are meaningful to the DB Group’s business and are described in the applicable Statement of Work.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

means the time during, or frequency by, which a Service Level will be measured. Measurement Windows will exclude DB-approved scheduled maintenance.

means Suppliers level of performance for a particular Critical Service Level fails to meet the applicable Minimum Service Level Target at any time.

“Measurement Window”
“Minimum Performance Default”
“Minimum Service Level Default”	means a failure to meet the applicable Minimum Service Level Target in respect of any Measurement Window.
“Minimum Service Level Target”	means the minimum level of performance for a Service Level as set forth in the Performance Management Matrix to the applicable Statement of Work.
“Measuring Tools and Methodologies”

means the measuring tools and methodologies used to measure Supplier’s performance of the Services, as specified in Annex 4 to this Schedule 3 as completed and set out in the relevant Framework Service Description.

“Milestone”	means any set of Services or Deliverables required to be completed by Supplier by a specified date as provided in this Agreement and any Statement of Work.
“Project”

means activities identified in a Statement of Work including the design, construction, testing and implementation of (A) new functionality within existing Applications, (B) changes to functionality within existing Applications and (C) creation of new Applications.

“Pool Percentage Available for Allocation”	means the sum of the Allocations of Pool Percentages for all Performance Categories, which will equal [*] as further set out in Framework Service Description.
“Performance Category” “Performance Management Matrix”

means a grouping of Critical Service Levels and Non-critical Service Levels as set forth in the Performance Management Matrix to the applicable Statement of Work.

means the allocation matrix outlined in Annex 2 of Schedule 3, completed for each Framework Services Description.

“Performance Standards”

means individually and collectively, the obligations, performance standards and commitments of Supplier contained in this Agreement and the Statement of Works in respect of Supplier’s provision of the Services, including the Service Levels and Supplier’s obligations in respect of Deliverables and Milestones.

“Scheduled Uptime”	means the application availability as described in the Services section of the applicable Statement of Work.
“Service Level Credits”

means the monetary credits that Supplier will be obligated to credit or pay to DB for certain performance failures in accordance with paragraph 6 (Service Level Credits) of this Schedule 3 and the Service Levels and Non-critical Service Levels to the applicable Framework Service Description or Statement of Work.

“Service Level Credit Allocation Percentages”	means the percentage of the Allocation Pool Percentage allocated to a Critical Service Level within a Performance Category.
“Service Level Default”	means, in respect of each Critical Service Level or Non-critical Service Level, that:

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(A)     Supplier’s Service Level Performance fails to meet the applicable Expected Service Level Target (but does not fail to meet the applicable Minimum Service Level Target), and in the immediately previous [*]there have been at least [*] other months in which Supplier’s performance failed to meet such Expected Service Level Target (but did not fail to meet the Minimum Service Level Target); or

(B)     Supplier’s Service Level Performance fails to meet the applicable Minimum Service Level Target; or

(C)     measurement data for the Critical Service Level or Non-critical Service Level is not provided to DB by Supplier for the relevant month in accordance with paragraph 6 (Service Level Credits) of this Schedule 3.

“Service Level Performance”	means, in respect of each Service Level, Supplier’s actual performance of the Services against such Service Level in the relevant period.
“Service Levels”

means the standards of service that Supplier must attain in providing the Services, as set forth and designated as service levels in the Framework Service Description or the applicable Statement of Work.

“Unrelieved Service Level Credits”	means those Service Level Credits that are not eliminated through the Earnback process.
“Yearly Performance Average”

means, with respect to each Critical Service Level for which there was a Service Level Default during the preceding Calendar Year, the mean of the Service Level Performance in the Critical Service Level during the preceding Calendar Year.

2.                                      GENERAL

2.1                               Supplier’s level of performance will comply with the specific Service Levels set forth in the applicable Framework Service Description or Statement of Work.  As of the applicable Statement of Work Effective Date (or as otherwise specified in such Framework Service Description), Supplier will perform the Services under that Framework Service Description or Statement of Work in accordance with the Service Levels set forth in that Framework Service Description or Statement of Work.  For all Services without expressly defined Service Levels, Supplier will meet or exceed applicable Good Industry Practise and in any event will meet or exceed the level of service being provided by DB within the [*] period immediately prior to the applicable Statement of Work Effective Date.

2.2                              Supplier will coordinate and collaborate with DB´s third party suppliers as required in order to achieve the Service Levels.  Supplier will provide a single point of contact for the prompt resolution of all Service Level Defaults and all failures to provide high quality Services to DB and the authorized users, regardless of whether the reason for such Service Level Defaults, or failure to provide high quality Services to DB and the authorized users, was caused by Supplier.

3.                                      SERVICE LEVELS

3.1                               Supplier will measure Service Level Performance commencing on the applicable Framework Service Description Effective Date.  [*].

3.2                               Supplier will measure Service Level Performance on a monthly basis unless otherwise specified in the Measurement Window in the relevant Performance Management Matrix to such Statement of Work or Framework Service Description.

3.3                               Supplier will use the measuring tools and methodologies set forth in the attachment Measuring Tools and Methodologies of such Statement of Work or Framework Service Description to measure the Service Levels. The following principles will apply:

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

tools for new Service Levels and changes to tools for existing Service Levels will need prior approval from DB;

if a tool changes, the Parties may agree to adjust the Service Level measurements as necessary to account for any increased or decreased sensitivity in the new measuring tool.  However, the Parties do not anticipate that changes in the monitoring tools will drive changes in Service Levels; rather, the need to collect and accurately reflect the performance data should drive the development or change in monitoring tools;

if there are any Critical Service Levels for which the measuring tools and methodologies have not been agreed upon by the applicable Effective Date (including new Critical Service Levels), Supplier may commence measuring the Critical Service Levels and report the Critical Service Level performance in a form approved by DB so that DB can verify Supplier compliance with the applicable Critical Service Levels.  [*].

4.                                     REPORTING

4.1                               Supplier will provide to DB, as part of Supplier’s monthly performance reports, a set of reports to verify Supplier’s performance and compliance with the Service Levels and Critical Activities.  Supplier will not need to report on the Critical Activities once they have been received and approved by DB.

4.2                               Supplier will provide detailed supporting information for each report to DB in machine-readable form suitable for use on a personal computer.  DB may access the data and detailed supporting information online and in real-time, where technically feasible, at any time during the Term and any Termination Assistance Period.

5.                                      ROOT-CAUSE ANALYSIS

5.1                               If Supplier fails to provide the Services in accordance with the Service Levels, Supplier will:

promptly investigate, perform a root cause analysis on the failure, identify the problem causing the failure and report to DB in accordance with the escalation procedure set out in the Framework Service Description correct the problem as soon as practicable and resume meeting the Service Levels;

advise DB of the status of the problem at stages determined by DB; and

demonstrate to DB that all reasonable action has been taken to prevent any recurrence of such default or failure.

5.2                               Supplier will, at any time at which Supplier anticipates that it will fail to meet a Service Level, advise DB of the status of the problem at time intervals determined by DB.

6.                                      CRITICAL SERVICE LEVELS AND SERVICE LEVEL CREDITS

6.1                               In the event of a Service Level Default, Supplier will provide to DB Service Level Credits in accordance with this paragraph 6.

6.2                               Subject to paragraph 7 (Exceptions) and paragraph 8 (Earnbacks) of this Schedule 3, a Service Level Credit will be assigned if Supplier’s level of performance for a Critical Service Level in the current month either:

[*]; or

[*] (a “Minimum Service Level Default”).

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

6.3                               Service Level Credits will not apply to [*].  However, if Supplier fails to meet the applicable Minimum Service Level Target for a Non-critical Service Level, Supplier will provide DB with a [*].  Such plan will be subject to DB’s approval and Supplier will promptly implement such plan once it has been approved by DB.

6.4                               The Performance Management Matrix incorporated into the relevant Statement of Work or Framework Service Description will set forth the information required to calculate the Service Level Credit in the event of a Service Level Default.  For each Service Level Default subject to paragraph 7 (Exceptions), a Service Level Credit will be computed in accordance with the following formula:

6.5                               [*]

6.6                               Subject to paragraph 7 (Exceptions), if more than one Service Level Default occurs in a single month, the sum of the corresponding Service Level Credits will be assigned to DB.

6.7                               Subject to paragraph 7 (Exceptions), the amount of Service Level Credits credited to DB with respect to all Service Level Defaults occurring in a single month under a Framework Service Description will not exceed [*].

6.8                               The total amount of Service Level Credits assigned to DB with respect to Service Level Defaults occurring each month, subject to paragraph 8 (Earnbacks) of this Schedule 3, will be reflected in the monthly consolidated report of Supplier’s Service Level Performance for the month during which the Service Level Default(s) giving rise to such Service Level Credit(s) occurred.  Although assigned Service Level Credits will be shown on each such monthly consolidated report, Service Level Credits will be payable to DB on a Calendar Year basis.

6.9                               If a single incident results in the failure of Supplier to meet more than one Minimum Service Level Target under a Framework Service Description, the Service Level with the highest resulting percentage of the relevant invoice as set out in the Performance Management Matrix will apply for the purposes of determining the Service Credit.  [*].

6.10                        Supplier acknowledges and agrees that the Service Level Credits will not be deemed or construed to be liquidated damages or a sole and exclusive remedy or in derogation of any other rights and remedies DB has hereunder or under this Agreement.  DB’s receipt of Service Level Credits will not limit DB’s right to recover, in accordance with this Agreement other damages incurred by DB as a result of such failure to provide the Services; provided, however, that [*].

6.11                        Supplier agrees that

the purpose of the Service Credits is to give Supplier an incentive to perform; and

payment of Service Credit(s) by Supplier is:

(a)                         [*]; and

(b)                                 [*].

6.12                        Nothing in this paragraph 6 will be deemed to limit or obviate DB’s right to terminate this Agreement or any Framework Service Description pursuant to clause 28.2 (Termination for Cause) of the Agreement.

7.                                      EXCEPTIONS

7.1                               If any events or periods that are measured as part of a Service Level are not successfully achieved in accordance with the relevant performance standard specified in such Service Level and Supplier demonstrates that such failure was directly caused by any of the items listed in this paragraph 7, then provided that Supplier has notified DB as soon as reasonably becoming aware of the problems and has

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

used Commercially Reasonable Efforts to perform notwithstanding the circumstances, such events or periods will be disregarded for the purpose of calculating the relevant Service Level, and will be excluded from both the numerator and the denominator for the purposes of calculating whether the Service Level has been achieved:

[*];

[*];

[*];

[*];

[*]; or

[*].

7.2                               For purposes of calculating Actual Uptime and Availability, the Scheduled Uptime and Downtime will not include any period of Downtime that is the result of scheduled time required to perform system maintenance (for example, preventive maintenance, system upgrades, etc.), provided that such time has been agreed between the Parties and is scheduled so as to minimize the impact to the DB’s business.  Supplier will maintain Availability during such periods.

8.                                     EARNBACKS

8.1                               Supplier will have Earnback opportunities with respect to Service Level Credits as follows:

within [*], Supplier will provide a report to DB that will include, with respect to each Critical Service Level for which there was a Service Level Default during the preceding Calendar Year, the following:

(a)                                 [*];

(b)                                 [*]; and

(c)                                  [*].

8.2                               If, during the preceding Calendar Year, Supplier achieved a Yearly Performance Average in a Critical Service Level that was greater than, or equal to, the Expected Service Level Target in effect for such Critical Service Level during the preceding Calendar Year, then Supplier will be relieved from [*].

8.3                               If, during the preceding Calendar Year, DB deletes a Critical Service Level for reasons other than a termination, in whole or in part, or making use of the provision of insource or resource set out in clause 4.7.2 of the Agreement in relation to all of the Services that are subject to such Critical Service Level, then Supplier will be relieved [*].

8.4                               If, during the preceding Calendar Year, DB adds a Critical Service Level, Supplier will calculate the Yearly Performance Average for such Calendar Year based on:

[*] of data, where available, by using all available performance measurements for such Calendar Year, including measurements obtained during any baselining period or when the Critical Service Level had been classified as a Non-critical Service Level and (b) if [*] data are not available, based on the number of months for which such data is available.

8.5                               For each Calendar Year, any Service Level Credits assigned and not relieved in accordance with the Earnback methodology described in this paragraph 8 will be considered Unrelieved Service Level Credits. The monetary amounts associated with Unrelieved Service Level Credits will, at DB’s discretion, [*].

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

8.6                              If the final Contract Year is less than twelve (12) months long for any reason, including termination of such Framework Service Description, the process set forth in paragraph 8.1 and 8.2 above will be undertaken with respect to such shorter Contract Year.

9.                                      CONTINUOUS IMPROVEMENT

9.1                               The Parties agree that the Service Levels under each Framework Service Description or Statement of Work will be subject to continuous improvement and, accordingly, the Service Levels will be modified effective as of [*] in accordance with this paragraph 9.

9.2                               Subject to paragraph 9.4 below, each Expected Service Level Target will be reset to the average of the four highest monthly actual results (e.g., 99.6% is higher than 99.4%) at or above the Expected Service Level Target achieved during the previous Framework Service Description Calendar Year; provided, however, that if fewer than four monthly actual results exceeded the Expected Service Level Target, then the Expected Service Level Target will be reset by taking the four highest monthly actual results, replacing each such actual result that is below the Expected Service Level Target with the Expected Service Level Target and dividing the sum of the resulting four numbers by four.

9.3                               For example, if the Expected Service Level Target being adjusted was 99.6%, and there were three actual results that were higher and none equal (e.g., 99.90%, 99.80%, and 99.70%), the calculation would be ((99.90% + 99.80% + 99.70% + 99.60%) / 4) = 99.75% with the subsequent reset governed by paragraph 9.2 above.

9.4                               In no event will any single increase in an Expected Service Level Target pursuant to this paragraph exceed [*].

9.5                               For example, if the Expected Service Level Target being adjusted was 99.60%, the maximum increase for that reset would be 0.04% (i.e., from 99.60% to 99.64%).

9.6                               Each Minimum Service Level Target will be reset by adding to the Minimum Service Level Target being adjusted a sum equal to [*].  For example, if the Minimum Service Level Target being adjusted was 99.40%, the increase would be 0.03% (i.e., from 99.40% to 99.43%).

10.                               ADDITIONS, DELETIONS, AND MODIFICATIONS

10.1                        Subject to paragraphs 10.2, 10.3 and paragraph 10.6 (Performance Standards for Additional Service Levels) and in respect of any Framework Service Description then in effect, DB may, by sending written notice to Supplier at least [*] prior to the effective date of the change:

add or delete Performance Categories;

add, modify, or delete Critical Service Level allocations between Performance Categories;

add or delete Service Levels;

change Service Levels from Critical Service Levels to Non-critical Service Levels or from Non-critical Service Levels to Critical Service Levels;

[*]; or

any combination of [*] to [*] above.

10.2                        The addition or substitution of new Performance Categories, Critical Service Levels and Non-critical Service Levels by DB in accordance with paragraph 10.1 above will be in order to achieve a fair, accurate, and consistent measurement of Supplier’s performance of the Services.  For example, such additions or substitutions may occur in conjunction with changes to the environment or the introduction of new equipment or Software or means of Service delivery; provided, however, that where such

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

equipment or Software or such means of Service delivery is a replacement or upgrade of existing technology, there will be a presumption of equivalent or improved performance.

10.3                        All new Service Levels will be quantifiable, measurable and objective and have an Expected Service Level Target and a Minimum Service Level Target.

10.4                        DB may send only one (1) notice pursuant to paragraph 10.1 above (which notice may contain multiple changes) each calendar quarter for each Framework Service Description.

10.5                        Following any change:

the sum of the allocations of Pool Percentage for all the Performance Categories will continue to equal the Pool Percentage Available for Allocation;

[*]; and

[*].

10.6                        Performance Standards for Additional Service Levels.  If DB adds a Service Level to a Framework Service Description then in effect in accordance with paragraph 10.1, the Expected Service Level Target and Minimum Service Level Target for such Service Level will be agreed by the Parties.  If the Parties do not agree, they will be computed as follows:

if at least nine consecutive months of Supplier-provided service measurements exist for a particular Service that is being performed by Supplier, then:

(a)                         the Expected Service Level Target will be defined as the mean of such service measurements for the Nine-Month Measurement Period; and

(b)                                 the Minimum Service Level Target will be defined as the lowest service measurement achieved during the Nine-Month Measurement Period.

if the nine months’ of measurements described in paragraph 10.6.1 do not exist, then the Parties will attempt in good faith to agree on an Expected Service Level Target and a Minimum Service Level Target using industry-standard measures or third party advisory services (for example, the Gartner Group or the Yankee Group).

if the nine months’ of measurements described in paragraph 10.6.1 do not exist and the Parties fail to agree in accordance with paragraph 10.6.2, then:

(a)                                 Supplier will begin providing monthly measurements within [*]after Supplier’s receipt of DB’s request, subject to agreement on such measurements in accordance with the Change Control Procedure;

(b)                                 after nine or more actual Service Level attainments have been measured (or should have been measured in accordance with paragraph 10.3) and if not, paragraph 10.3. will apply, DB may at any time in writing require that the Expected Service Level Target and Minimum Service Level Target be established in accordance with paragraph 10.1;

if Supplier fails to provide one or more of the measurements during the Nine-Month Measurement Period to be provided in accordance with paragraph 10.1, then the missing measurements will be constructed as follows:

(a)                                 if one measurement is missing, the missing measurement will be constructed by using the highest of the eight actual measurements; or

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(b)                                 if two or more measurements are missing, the missing measurements will be constructed by using the highest of the actual measurements and adding to that measurement ten (10) percent of the difference between that measurement and one hundred (100) percent.

10.7                        For example, if there were seven measurements for a particular Service, and the highest of the seven measurements were 95 percent, then the measurements for the missing two months would be deemed to be 95.50 percent (representing 95.00 percent plus (10 percent of 5 percent)).

10.8                        If Supplier has provided twenty four (24) monthly measurements in accordance with paragraph 10.3 and DB has not used paragraph 10.1 to establish Expected Service Level Target and Minimum Service Level Target commitments, then the continued provision of measurements will be subject to the Parties’ agreement.

10.9                        Certain calculations specified in this Schedule assume that perfect performance of each Service Level is 100 percent.  If zero percent represents perfect performance for a Service Level, then such calculations will be modified as appropriate for that Service Level.

10.10                 For the avoidance of doubt, this paragraph 10 does not apply to the initial establishment of Service Levels under a new Framework Service Description.

11.                               CRITICAL ACTIVITIES

11.1                        As used in the Agreement and this Schedule, “Critical Activities” means those Deliverables or Milestones performed on a one-time or periodic basis for which the Parties agree that a Deliverable Credit may be payable.  “Critical Activities” includes Critical Transition Deliverables and Critical Technology Deliverables.  “Critical Transition Deliverables” will mean transition Milestones or transition Deliverables and “Critical Technology Deliverables” will mean Critical Deliverables resulting from Projects and other Deliverables and Milestones that are classified as Critical Deliverables.

11.2                        Each Statement of Work, sets forth the Deliverable Credits that will be payable by Supplier to DB in the event Supplier fails to deliver any of the Critical Activities within the specified time period.  In this regard:

Supplier acknowledges and agrees that critical Deliverable Credits will not be deemed or construed to be liquidated damages or a sole and exclusive remedy or in derogation of any other rights and remedies DB has hereunder or under this Agreement.  Accordingly, the receipt of Deliverable Credits will not limit DB’s right to recover, in accordance with this Agreement, other damages incurred by DB as a result of failure to deliver Critical Activities; provided, however, that any award of damages in respect of any such failure will be reduced by any Deliverable Credits already credited by Supplier to DB in respect of such failure;

Deliverable Credits will not be included in the calculation related to the At-Risk Amount; and

Critical Activities are not Service Levels or Critical Service Levels.

11.3                        The total amount of Deliverable Credits that Supplier will be obligated to pay to DB will be reflected on the summary of charges for the applicable Statement of Work that contains charges for each month during which the Deliverable Credits were incurred.  [*], Deliverable Credits will be shown in each monthly summary of charges as an actual credit to the charges [*].

11.4                        The exceptions specified in paragraph 7 (Exceptions) of this Schedule 3 apply to Critical Activities.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

11.5                        The monetary amounts associated with Deliverable Credits will, at DB’s discretion, either be credited to DB on an invoice, be paid by Supplier to DB within [*] of notice from DB of Supplier being required to pay, or be settled as specified in a Framework Service Description or Statement of Work.

11.6                        Nothing in this paragraph 11 will be deemed to limit or obviate DB’s right to terminate this Agreement or any Framework Service Description or Statement of Work.

12.                               PERFORMANCE INFORMATION

12.1                        The raw data and detailed supporting information and reports relating to Performance Standards and performance (“Performance Information”) will be DB Data for the purposes of this Agreement.

12.2                        Supplier may only use Performance Information in the course of providing the Services and for its internal business purposes and will provide material containing that Performance Information to DB promptly on request.

13.                               SATISFACTION SURVEYS

13.1                        Supplier and DB will conduct satisfaction surveys in respect of the Services under each Framework Service Description or Statement of Work in accordance with the process set forth in clause 18 (Service Satisfaction Survey) of the Agreement.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Annex 1 to Schedule 3

[*] [22 pages]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 4
(Pricing)

1.                                      INTRODUCTION

1.1                               This Schedule 4 describes how the Charges payable by DB Group Members to Supplier pursuant to this Agreement will be calculated and invoiced.

1.2                               The following provisions and Annexes to this Schedule set out the Charges and other amounts payable by DB Group Members to Supplier in relation to the Agreement and pursuant to a Framework Service Description:

Annex 1 : Managed Services Pricing Template;

Annex 2 : Project Based Services Costs & Charges Template;

Annex 3 : Pricing Details (Rates & Cost breakdown);

Annex 4 : Financial Responsibility Matrix; and

Annex 5 : Personnel Projection Matrix Template;

1.3                               The Parties agree that the Charges calculated in accordance with the provisions referred to in paragraph 1.2 are the only amounts payable by the DB Group Members to Supplier in relation to this Agreement and that no other charges, or expenses, costs or other amounts incurred by Supplier in performing the Services and its other obligations under this Agreement will be additionally chargeable to any DB Group Member.

PART ONE: PRICING PRINCIPLES

2.                                      CHARGES GENERALLY

2.1                               Types of Charges

2.2                               The Charges for Services provided under a Framework Service Description will consist of the following:

the types of Charges identified in Annex 1 (Managed Services Pricing Template), Annex 2 (Project Services Costs & Charges Template) to the applicable Framework Service Description.  As of the Effective Date of a Framework Service Description, such Charges for Managed Services consist of fixed price base charges (“Base Charges”), and blended hourly rates (“Blended Rates”); Charges for Projects consist of Base Charges; Charges for Capacity Augmentation will be based on the Day Rates in Schedule 4 Annex 3 to the Master Service Agreement. During the Term the Charges may be adjusted by:

[*]; and

[*].

one-Time Charges, if any, in accordance with paragraph 3.1.3  below;

termination Charges in accordance with paragraph 3.6  below;

Pass-Through Expenses, in accordance with paragraph 3.4 below; and

2.3                               The Charges specified above will fully compensate Supplier for providing the Services.  DB will not be required to pay Supplier any amounts for the Services in addition to the foregoing.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

2.4                               Supplier will be responsible for the accuracy and completeness of the operational and financial assumptions and dependencies underlying its pricing, and if such assumptions are incorrect or incomplete, Supplier will not be entitled to adjust its pricing or any other terms of the Agreement or the applicable Framework Service Description, or to assess additional Charges for the Services.

2.5                               Unless otherwise agreed in a Framework Service Description, [*].

3.                                      CHARGING PRINCIPLES FOR PRODUCTION MANAGEMENT AND APPLICATION MANAGEMENT SERVICES

[*] [5 pages]

PART TWO: INVOICE AND PURCHASE ORDER GOVERNANCE

4.                                      INVOICING AND PURCHASE ORDER ADMINISTRATION

4.1                               Supplier Master Data

The relevant Supplier Group Member will as soon as possible after the execution of this Agreement, provide to the relevant DB Group Member the following Supplier master data in respect of each DB location where the Services will be provided:

(a)                                 in a given country, a single Supplier invoice address;

(b)                                 a single Supplier bank account number in a given country in respect of each invoicing currency; and

(c)                                  a single Supplier legal entity in a given country,

(the “Supplier Master Data”).

Supplier will use only the Supplier Master Data provided to DB in accordance with this Schedule for the purpose of purchase order and invoice administration.

Supplier will upon a minimum of one (1) month’s notice provide to DB any changes to the Supplier Master Data, before such changes will be regarded as effective for invoicing purposes.  Such notice will be in writing on company headed paper and sent to DB Accounts Payable for the relevant location at the address specified by the relevant DB Group Member.

4.2                               Purchase Order

Prior to the start of each billing period, the relevant DB Group Member will send Supplier a purchase order for the Services required in respect of the relevant Framework Service Description.

If the Services ordered are to be invoiced to more than one DB location then separate purchase orders will be issued by DB for each location and Supplier will issue a separate invoice in respect of each purchase order.

If the Services ordered are to be charged in more than one currency, separate purchase orders will be issued in respect of those Services that have the same currency.  Supplier will issue a separate invoice in respect of each purchase order.

Unless otherwise agreed in each Framework Service Description, each purchase order will include the information as set out in the table below.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Item	Unit Price	Quantity	Total
[Service Description]	1	[*****]	[*****]

4.3                               Invoices

Supplier will request confirmation from the relevant DB Group Member that the relevant DB Group Member agrees with the Charges that will be invoiced before Supplier issues the invoice.

No less than [*] prior to issuing the invoice, Supplier will provide details of the Charges and the supporting information (“Management Information”) as specified by the relevant DB Group Member, in respect of the Services provided by Supplier during that month and highlight whether there are any differences between the Charges in that month compared with the previous month.

Supplier shall send all invoices and the Management Information in respect of each DB location to the address specified by the relevant DB Group member for that DB location.

Supplier will submit with its invoice all information, as set out in the Agreement, required by DB to efficiently and effectively process the invoice.

The minimum information to be provided by Supplier for the purpose of invoice processing (Mandatory Invoice Data) is shown in the table “Mandatory Invoice Data” set out in paragraph 4 below.

Notwithstanding any other term to the contrary in the Agreement, if required by DB in writing to do so, Supplier will issue invoices to DB electronically on the media and in the format specified by DB at the time.

4.4                               Invoice Currency

Supplier will submit its invoice in respect of any Services in the currency specified by DB in the purchase order.  If the currency specified by DB for the purpose of invoicing is different from the currency for the relevant Charges as set out in the Framework Service Description (the “FSD Currency”) then Supplier will convert its Charges to the currency specified by DB using the Agreed Exchange Rate.

4.5                               [***The “Agreed Exchange Rate” will be [*]  ***]

5.                                      MANDATORY INVOICE DATA

5.1                               Unless specified otherwise by DB, Supplier must provide the information set out below as part of every invoice:

Supplier name;

Full Supplier Address

Supplier Contact Telephone Number

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Deutsche Bank Business Unit / Legal Entity

Full Deutsche Bank Address

Deutsche Bank Contact Name And / Or Inbox Reference (mandated for non-purchase order invoices)

Supplier Fax Number and Email Address

Supplier VAT code

Supplier Bank Account Number (for new Suppliers)

Supplier Bank Sort Code (for new Suppliers)

IBAN String (if applicable)

Total VAT Amount (if applicable)

Total Value of Invoice

Currency

Exchange Rate (if applicable)

Invoice Number

Invoice Date

PO Number (purchase order invoices only)

DUNS Number

Contract Number

5.2                               Invoices should be sent either:

as a PDF attachment, emailed to the e-mail address specified by the relevant DB Group Member;

Standard hard copy invoices:  Post to Deutsche Bank at the postal address specified by the relevant DB Group Member;

Legal hard copy invoices:  Post to Deutsche Bank at the postal address specified by the relevant DB Group Member;

Soft Commission hard copy invoices:  Post to Deutsche Bank at the postal address specified by the relevant DB Group Member.

5.3                               Supplier address in any purchase order must match the Supplier address on the invoice.

5.4                              The purchase order currency must match the invoice currency.

5.5                               Supplier’s bank account details on the invoice must match the details already held by the relevant DB Group Member.

5.6                               Any changes to any Supplier Master Data, must be communicated to the relevant DB Group Member on the relevant Supplier Group Member’s company headed paper at least one month before the change takes affect.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

5.7                               One remit to location/bank account/invoice address per country per currency is required.

5.8                               The relevant DB Group Member will only pay a single currency per region.

5.9                               The DB Group does not use UNSPSC commodity codes but uses an in house commodity code structure instead (DEUBACLASS).

5.10                        Where purchase orders are used, the DB Group uses a three way match process, whereby the DB Group creates a goods/service receipt notice before any payment can be made.

PART THREE: PRICING GOVERNANCE

6.                                      [*] [2 PAGES]

7.                                      DAY RATE CALCULATION

8.                                      NEW PERSONNEL TYPES & NEW RECRUITS

[*]

9.                                      CHARGING METHODOLOGY

[*]

10.                               VOLUME DISCOUNT

1.111.              To be agreed by 30th November 2008.

11.                               FIXED PRICE TERM

1.112.              The Charges set out in Annex 1 (Day Rate Structure) will be fixed for the period from the Commencement Date until 31st December 2008 subject always to the pre-agreed rebate, details of which are set out in Annex 2.

1.113.              The Charges set out in Annex 3 will be fixed for the period from 1st January, 2009 until 31st December, 2009.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Annex 1 to Schedule 4

MANAGED SERVICES PRICING TEMPLATE

EXHIBIT H TO SOW

Managed Services Costs & Charges

This document contains confidential and proprietary information of Deutsche Bank. It is furnished for evaluation purposes only. Except with the express prior written permission of Deutsche Bank, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Table 1a

Base Charges for Managed Services

Annex 1 to Schedule 4 (Exhibit H to SoW)	Application	Contract Year 1	Contract Year 2	Contract Year 3	Contract Year 4	Contract Year 5	Total
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6
	Total	—	—	—	—	—	—

Currency Code

Application Portfolio	Application	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6
	Total	—	—	—	—	—	—

Application Portfolio	Application	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6
	Total	—	—	—	—	—	—

Application Portfolio	Application	Month 13	Month 14	Month 15	Month 16	Month 14	Month 18
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6
	Total	—	—	—	—	—	—

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Application Portfolio	Application	Month 19	Month 20	Month 21	Month 22	Month 23	Month 24
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6
	Total	—	—	—	—	—	—

Application Portfolio	Application	Month 25	Month 26	Month 27	Month 28	Month 29	Month 30
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6
	Total	—	—	—	—	—	—

Application Portfolio	Application	Month 31	Month 32	Month 33	Month 34	Month 35	Month 36
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6
	Total	—	—	—	—	—	—

Application Portfolio	Application	Month 37	Month 39	Month 39	Month 40	Month 41	Month 42
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6
	Total	—	—	—	—	—	—

Application Portfolio	Application	Month 43	Month 44	Month 45	Month 46	Month 47	Month 48
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6
	Total	—	—	—	—	—	—

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Application Portfolio	Application	Month 49	Month 50	Month 51	Month 52	Month 53	Month 54
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6
	Total	—	—	—	—	—	—

Application Portfolio	Application	Month 55	Month 56	Month 57	Month 58	Month 59	Month 60
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6
	Total	—	—	—	—	—	—

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Table 2

Managed Services Discretionary Work - Blended Daily Rate Card

ANNEX 1 TO SCHEDULE 4 (EXHIBIT H TO SOW)

Application		Daily Rates
Portfolio	Application	Year 1	Year 2	Year 3	Year 4	Year 5
Portfolio A	Application Group 1
Portfolio A	Application Group 2
Portfolio B	Application Group 3
Portfolio B	Application Group 4
Portfolio C	Application Group 5
Portfolio C	Application Group 6

Currency Code

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Table 1c

One-Time Fees for Managed Services

ANNEX 1 TO SCHEDULE 4 (EXHIBIT H TO SOW)

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Table 3a

ANNEX 1 TO SCHEDULE 4 (EXHIBIT H TO SOW)

SoW	Portfolio	Year 1	Year 2	Year 3	Year 4	Year 5
SoW A	Portfolio 1
SoW A	Portfolio 2
SoW B	Portfolio 3
SoW B	Portfolio 4
SoW C	Portfolio 5
SoW C	Portfolio 6

Notes:

(1)            Termination Fees will be adjusted based on Schedule 4, clause 3.6

(2)            Termination Fees above represent the maximum end of Contract Year Termination Fees.  The amount of the fee at any time other that anniversary date would be adjusted on a straight line basis.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Table 4

Pass-Through Expenses

ANNEX 1 TO SCHEDULE 4 (EXHIBIT H TO SOW)

Item	Charges
None at this Time

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Annex 2 to Schedule 4 (Exhibit H of Sow)

PROJECT BASED SERVICES PRICING TEMPLATE

Project Based Services Costs & Charges

This document contains confidential and proprietary information of Deutsche Bank. It is furnished for evaluation purposes only. Except with the express prior written permission of Deutsche Bank, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Table 1b

Base Charges for Project Services

Project Name	Application	Project Milestone/ Deliverable	Contract Year 1	Contract Year 2	Contract Year 3	Contract Year 4	Contract Year 5	Total
Project A	Application 1	Milestone/Deliverable 1
Project A	Application 1	Milestone/Deliverable 2
Project A	Application 1	Milestone/Deliverable 3
Project A	Application 1	Milestone/Deliverable 4
Project A	Application 2	Milestone/Deliverable 5
Project A	Application 2	Milestone/Deliverable 6
	Total		—	—	—	—	—	—

Currency Code

Project Name	Application	Project Milestone/ Deliverable	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6
Project A	Application 1	Milestone/Deliverable 1
Project A	Application 1	Milestone/Deliverable 2
Project A	Application 1	Milestone/Deliverable 3
Project A	Application 1	Milestone/Deliverable 4
Project A	Application 2	Milestone/Deliverable 5
Project A	Application 2	Milestone/Deliverable 6
	Total		—	—	—	—	—	—

Project Name	Application	Project Milestone/ Deliverable	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12
Project A	Application 1	Milestone/Deliverable 1
Project A	Application 1	Milestone/Deliverable 2
Project A	Application 1	Milestone/Deliverable 3
Project A	Application 1	Milestone/Deliverable 4
Project A	Application 2	Milestone/Deliverable 5
Project A	Application 2	Milestone/Deliverable 6
	Total		—	—	—	—	—	—

Project Name	Application	Project Milestone/ Deliverable	Month 13	Month 14	Month 15	Month 16	Month 17	Month 18
Project A	Application 1	Milestone/Deliverable 1
Project A	Application 1	Milestone/Deliverable 2
Project A	Application 1	Milestone/Deliverable 3
Project A	Application 1	Milestone/Deliverable 4
Project A	Application 2	Milestone/Deliverable 5
Project A	Application 2	Milestone/Deliverable 6
	Total		—	—	—	—	—	—

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Project Name	Application	Project Milestone/ Deliverable	Month 19	Month 20	Month 21	Month 22	Month 23	Month 24
Project A	Application 1	Milestone/Deliverable 1
Project A	Application 1	Milestone/Deliverable 2
Project A	Application 1	Milestone/Deliverable 3
Project A	Application 1	Milestone/Deliverable 4
Project A	Application 2	Milestone/Deliverable 5
Project A	Application 2	Milestone/Deliverable 6
	Total		—	—	—	—	—	—

Project Name	Application	Project Milestone/ Deliverable	Month 25	Month 26	Month 27	Month 28	Month 29	Month 30
Project A	Application 1	Milestone/Deliverable 1
Project A	Application 1	Milestone/Deliverable 2
Project A	Application 1	Milestone/Deliverable 3
Project A	Application 1	Milestone/Deliverable 4
Project A	Application 2	Milestone/Deliverable 5
Project A	Application 2	Milestone/Deliverable 6
	Total		—	—	—	—	—	—

Project Name	Application	Project Milestone/ Deliverable	Month 31	Month 32	Month 33	Month 34	Month 35	Month 36
Project A	Application 1	Milestone/Deliverable 1
Project A	Application 1	Milestone/Deliverable 2
Project A	Application 1	Milestone/Deliverable 3
Project A	Application 1	Milestone/Deliverable 4
Project A	Application 2	Milestone/Deliverable 5
Project A	Application 2	Milestone/Deliverable 6
	Total		—	—	—	—	—	—

Project Name	Application	Project Milestone/ Deliverable	Month 37	Month 38	Month 39	Month 40	Month 41	Month 42
Project A	Application 1	Milestone/Deliverable 1
Project A	Application 1	Milestone/Deliverable 2
Project A	Application 1	Milestone/Deliverable 3
Project A	Application 1	Milestone/Deliverable 4
Project A	Application 2	Milestone/Deliverable 5
Project A	Application 2	Milestone/Deliverable 6
	Total		—	—	—	—	—	—

Project Name	Application	Project Milestone/ Deliverable	Month 43	Month 44	Month 45	Month 46	Month 47	Month 48
Project A	Application 1	Milestone/Deliverable 1
Project A	Application 1	Milestone/Deliverable 2
Project A	Application 1	Milestone/Deliverable 3
Project A	Application 1	Milestone/Deliverable 4
Project A	Application 2	Milestone/Deliverable 5
Project A	Application 2	Milestone/Deliverable 6
	Total		—	—	—	—	—	—

Project Name	Application	Project Milestone/ Deliverable	Month 49	Month 50	Month 51	Month 52	Month 53	Month 54
Project A	Application 1	Milestone/Deliverable 1
Project A	Application 1	Milestone/Deliverable 2
Project A	Application 1	Milestone/Deliverable 3
Project A	Application 1	Milestone/Deliverable 4
Project A	Application 2	Milestone/Deliverable 5
Project A	Application 2	Milestone/Deliverable 6
	Total		—	—	—	—	—	—

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Project Name	Application	Project Milestone/ Deliverable	Month 55	Month 56	Month 57	Month 58	Month 59	Month 60
Project A	Application 1	Milestone/Deliverable 1
Project A	Application 1	Milestone/Deliverable 2
Project A	Application 1	Milestone/Deliverable 3
Project A	Application 1	Milestone/Deliverable 4
Project A	Application 2	Milestone/Deliverable 5
Project A	Application 2	Milestone/Deliverable 6
	Total		—	—	—	—	—	—

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Table 4

Pass-Through Expenses

Item	Charges
None at this Time

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Annex 3 to Schedule 4

PRICING DETAILS (RATES & COST BREAKDOWN)

ANNEX 1: DAY RATE STRUCTURE

Invoices issued by Supplier will be calculated in accordance with the day rates set out in this Annex.

The definitions for each of the roles used in the table below are set out in Annex 2: Role Definitions.

The calculation of the day rates is set out in Annexes 3A: Cost and Charges Offshore and Annex 3B: Cost and Charges Onshore.

IN EURO

From Delivery organizations in the <Off-shore locations>
Personnel Type	Roles	<off- shore location > Day Rate	Frankfurt Onsite Day Rate	London Onsite Day Rate	New York Onsite Day Rate	Localised Frankfurt/ London / New York*
T&E Premium
1. Manager	Operations Manager Project Manager	[*]	[*]	[*]	[*]	[*]
2. Senior Specialist	Senior Business Analyst / IT Consultant Senior Database Administrator Senior Systems Analyst Senior Programmer Senior User Support Senior QA Analyst	[*]	[*]	[*]	[*]	[*]
3. Specialist	Business Analyst / IT Consultant Database Administrator Systems Analyst Programmer User Support QA Analyst	[*]	[*]	[*]	[*]	[*]
4. Junior Specialist	IT Consultant / Business Process analyst Junior Database Administrator Junior Systems Analyst Junior Programmer Junior User Support Junior QA Analyst	[*]	[*]	[*]	[*]	[*]

* The localised day rate is applicable for Personnel providing Services in Frankfurt, London and New-York where the Personnel are employees on the local payroll in those countries

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ANNEX 2: ROLE DEFINITIONS

Supplier will ensure that the Personnel it provides to perform the Services have the necessary qualifications and experience to perform the roles described below.

The descriptions are not intended to be exhaustive and provide an overview of the roles in order to ensure consistency.

The columns with titles “Senior”, “Mid” and “Junior” contain additional information intended to clarify differences between skill grades for each role.

		Senior	Mid	Junior
		(Minimum Graduate in relevant subject	(Minimum Graduate in relevant subject	(Minimum Graduate in relevant subject
Role	Generic Role Description	Minimum [*]relevant experience)	Minimum [*]relevant experience)	Minimum [*]relevant experience)
Not applicable to Operations Manager
Operations Manager	[*]

[*]

[*]

[*]

[*]

[*]

Project Manager	[*]	Not applicable to Project Manager

[*]

[*]

[*]

[*]

Business Analyst / IT Consultant	[*]	[*]	[*]	[*]

		[*]	[*]

		[*]	[*]

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

[*]

[*]

Systems Analyst	[*]	[*]	[*]	[*]

[*]

[*]

Programmer	[*]	[*]	[*]	[*]

[*]

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Database Administrator	[*]	[*]	[*]	[*]

User Support	[*]	[*]	[*]	[*]

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

QA Analyst	[*]	[*]	[*]	[*]

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ANNEX 3A: COSTS & CHARGES SCHEDULE — OFFSHORE

The table below shows the calculation of the specific day rates. The definitions used are set out below the table.

IN EURO

(Overhead & Profit) / (Annual Wages & Benefits + Infrastructure Costs) Ratio %

1.Personnel Type : Manager

[*]
[*]
[*]	—
[*]	—

2. Personnel Type : Senior Specialist

[*]
[*]
[*]	—
[*]	—

3. Personnel Type : Specialist

[*]
[*]
[*]	—
[*]	—

4. Personnel Type : Junior Specialist

[*]
[*]
[*]	—
[*]	—

Total “One-off” Implementation Costs	As set out in Project Description

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

DEFINITIONS

[*]

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ANNEX 3B:  COSTS & CHARGES SCHEDULE — ONSITE

The table below shows the calculation of the specific day rates.  The definitions used are set out in Annex 3A: Cost & Charges Offshore.

IN EURO

[*]

5. Personnel Type : Local Manager

[*]
[*]
[*]	—
[*]	—

6. Personnel Type : Local Senior Specialist

[*]
[*]
[*]	—
[*]	—

Total “One-off” Implementation Costs	As set out in Project Description

Consumer Price Index for the purpose of indexation: [*]

The source of the Exchange Rate changes will be: [*]

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ANNEX 4:  VOLUME DISCOUNT STRUCTURE

DB Annual Spend Lower Range (Euro)	DB DAnnual Spend Upper Limit	% Rebate

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ANNEX 5:  MONTHLY CHARGES MI REPORT

Supplier will submit the information set out in the table below in respect of each invoice.

Start and end dates of the Invoice Period. NOTE: For MDS, Credits and Pre-Approved charges these dates reflect those dates affected.	Must be one of the Personnel Types listed in Day Rate Structure	Must be one of the Roles listed in Role Definitions
Invoice #	Date From	Date To	DB Invoice Location	Personnel Type	Role	# FTE	# Billed Days /	Day Rate	(# Billed Days) x (Day Rate)	Pre-Approved Charge Description	Pre- Approved Charge	Value Service Credits	Charge Currency	Invoice Currency	Total in Invoiced Currency	Sales Tax	Grand Total
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]				[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]							[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]									[*]	[*]	[*]	[*]	[*]	[*]

[*]						[*]	[*]								[*]	[*]	[*]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Annex 4 to Schedule 4

FINANCIAL RESPONSIBILITY MATRIX

Meaning of Headings

Item	Description
Personnel
Salary, Benefits, Add’l Comp	Who pays for all Project Staff compensation including salary, benefits, bonus, other additional compensation and payroll taxes?
Travel	Who pays for Project Staff travel?
Training	Who pays for training of Project Staff? Includes all training except that which is mandated by DB.
Relocation	Who is responsible for any relocation of transitioned personnel when they transition to Supplier?
Wireless Mobility	Who has the responsibility for any wireless mobility costs?
Increase / Decrease in Staffing	If staffing increases, who pays for the extra staff? If staffing goes down, who gets the benefit?
Severance	If Project Staff separate after being hired by Supplier and severance is owed, who pays the severance payment?
Retention Payments	If retention payments are made to all or selective Project Staff, who pays the retention payment?
Charging Mechanism

By what mechanism is this item paid for? The charging mechanisms used in this Financial Responsibilities Matrix are:

1. Base Charges = included in Base Charges; Variable = blended hourly rate for Discretionary work or skills based hourly rate for Capacity Augmentation / Projects.

2. Pass-Through Expenses = Refer to MSA.

3. N/A = DB retained. Supplier has no financial responsibility for payments to third party.

Equipment	Unless otherwise specified, this classification applies to all Equipment that is used to provide the Services.
Asset Allocation Capital / Lease Cost	Who has financial responsibility for purchase and/or lease cost of underlying Equipment?
Current Assets	Who paid for the Equipment that existed at Commencement Date that is used to provide the Services?

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Item	Description
Refresh	If the Equipment needs to be refreshed, who pays for the refreshed Equipment?
Refresh Cycle	Maximum number of years before each item of Equipment is refreshed
Upgrades / Enhancements	If the Equipment needs to be upgraded or enhanced, who pays for the additional Equipment?
Growth	If more Equipment of this type is required due to growth, who pays for the additional Equipment?
Charging Mechanism

By what mechanism is this item paid for? The charging mechanisms used in this Financial Responsibilities Matrix are:

1. Base Charges = included in Base Charges; Variable = blended hourly rate for Discretionary work or skills based hourly rate for Capacity Augmentation / Projects.

2. Pass-Through Expenses = Refer to MSA.

3. N/A = DB retained. Supplier has no financial responsibility for payments to third party.

Maintenance Contract Expenses	Who has financial responsibility for maintenance contracts for the Equipment?
Maintenance	Who pays for the break/fix, preventative maintenance and spare parts for this item?
Charging Mechanism

By what mechanism is this item paid for? The charging mechanisms used in this Attachment 4.1-B are:

1. Base Charges = included in Base Charges; Variable = blended hourly rate for Non-Base Discretionary work or skills based hourly rate for Capacity Augmentation / Projects

2. Pass-Through Expenses = Refer to Exhibit 4.0 (Pricing and Financial Provisions).

3. N/A = DB retained. Supplier has no financial responsibility for payments to third party.

Support / Operational Expenses	Who has financial responsibility for support and operational expenses relating to the Equipment?
Administrative Procurement	Who manages the procurement processes including managing the bidding process and receipt, payment and associated invoicing activities?
IMAC	Who performs installations, moves, adds and changes for the Equipment?

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Item	Description
Invoice Verification	Who verifies the invoices (purchase, maintenance) from the Equipment Suppliers?
Operations & Support	Who provides the Services to support the Equipment including configuration, restarting, operating, troubleshooting, etc.
Removal & Disposal

Who is responsible for removing the Equipment from the environment? DB receives any net benefit after disposal of DB owned Equipment. Supplier receives any benefit after disposal for Supplier owned Equipment.

Disaster Recovery	Who provides Disaster Recovery Services for this item?
Charging Mechanism

By what mechanism is this item paid for? The charging mechanisms used in this Financial Responsibilities Matrix are:

1. Base Charges = included in Base Charges; Variable = blended hourly rate for Discretionary work or skills based hourly rate for Capacity Augmentation / Projects.

2. Pass-Through Expenses = Refer to MSA.

3. N/A = DB retained. Supplier has no financial responsibility for payments to third party.

Software	Unless otherwise specified, this classification applies to all Software that is used to provide the Services.
Asset Allocation License/Maintenance/Lease	Who has financial responsibility for purchase and/or lease cost of underlying Software?
License Access / Transfer Fees	Who has financial responsibility for the cost of allowing the Supplier to access existing licences, incrementally new licences, and/or transfer fees charged by a third party software provider?
Current Licenses / Maint. / Lease	Who paid for the DB provided Software licenses, maintenance fees and Software leases that existed at Commencement Date that is used to provide the Services?
Refresh	Who pays for replacement Software upon refresh of the underlying Equipment?
Software Currency

How current does the Software need to be? N means the current production version that has been released by the Supplier. N-1 means the release previous to the current release. Financial responsibility determined in accordance with Software Releases/Upgrades.

Releases / Upgrades	If new releases of the Software are needed who pays for the Software? Financial responsibility includes upgrade from N-1 to N where required, based upon Application requirements.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Item	Description
Growth	If more Software or additional licenses are required due to growth, who pays for the additional Software or licenses?
Charging Mechanism

By what mechanism is this item paid for? The charging mechanisms used in this Financial Responsibilities Matrix are:

1. Base Charges = included in Base Charges; Variable = blended hourly rate for Discretionary work or skills based hourly rate for Capacity Augmentation / Projects.

2. Pass-Through Expenses = Refer to MSA.

3. N/A = DB retained. Supplier has no financial responsibility for payments to third party.

Support / Operational Expenses	Who has financial responsibility for support and operational expenses relating to the underlying Software?
Administrative Procurement	Who procures the item including managing the bidding process and the resulting invoice?
Install, Change, Remove	Who performs installations, moves, adds and changes when there is a new release of Software or patches or upgrades?
Invoice Verification	Who verifies the invoices (purchase, maintenance) from the Software Suppliers?
Operations & Support	Who supports the Software including configuration, restarting, operating, troubleshooting, etc.
Disaster Recovery	Who provides Disaster Recovery Services for this item?
Services / Value Added Tax	Who pays taxes that are based upon operations such as service taxes?
Charging Mechanism

By what mechanism is this item paid for? The charging mechanisms used in this Financial Responsibilities Matrix are:

1. Base Charges = included in Base Charges; Variable = blended hourly rate for Discretionary work or skills based hourly rate for Capacity Augmentation / Projects.

2. Pass-Through Expenses = Refer to MSA.

3. N/A = DB retained. Supplier has no financial responsibility for payments to third party.

Facilities:	Unless otherwise specified, this classification applies to all of the Facilities (buildings, datacenters and attendant support equipment and staff) needed to provide the Services.
Asset Allocation Capital / Lease Cost	Who has financial responsibility for purchase and/or leasehold

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Item	Description
improvement of underlying Facilities?
Current Assets	Who pays for the current sites (building leases, HVAC, common services, etc.) that are used to provide the Services?
Refresh	If sites related Equipment (e.g. HVAC) needs to be replaced, who pays for the replacement Equipment?
Upgrades / Enhancements	If upgrades or enhancements are needed for the Sites, who pays for it?
Growth	If more space is needed, who pays for the additional space?
Charging Mechanism

By what mechanism is this item paid for? The charging mechanisms used in this Financial Responsibilities Matrix are:

1. Base Charges = included in Base Charges; Variable = blended hourly rate for Discretionary work or skills based hourly rate for Capacity Augmentation / Projects.

2. Pass-Through Expenses = Refer to MSA.

3. N/A = DB retained. Supplier has no financial responsibility for payments to third party.

Maintenance Contract Expenses	Who has financial responsibility for support and operating expenses for the Facilities?
Administrative Procurement	Who procures items including managing the bidding process and receipt, payment and associated invoicing activities?
IMAC	Who performs installations, moves, adds and changes for facilities?
Maintenance	Who pays for maintenance contract and spare parts for site Equipment?
Invoice Verification	Who verifies the invoices (purchase, maintenance) from the site Suppliers?
Operations & Support	Who supports the site including configuration, operation, troubleshooting, etc.
Removal & Disposal

Who is responsible for removing the Equipment from the environment? DB receives any net benefit after disposal of DB owned Equipment. Supplier receives any benefit after disposal of all Supplier owned Equipment.

Disaster Recovery	Who provides Disaster Recovery Services for this item?

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Item	Description
Charging Mechanism

By what mechanism is this item paid for? The charging mechanisms used in this Financial Responsibilities Matrix are:

1. Base Charges = included in Base Charges; Variable = blended hourly rate for Discretionary work or skills based hourly rate for Capacity Augmentation / Projects.

2. Pass-Through Expenses = Refer to MSA.

3. N/A = DB retained. Supplier has no financial responsibility for payments to third party.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

PERSONNEL	Salary, Benefits, Add’l Comp	Travel	Training	Relocation	Wireless Mobility (1)	Inflation / Deflation	Increase / Decrease in Staffing	Severance	Retention Payments	Charging Mechanism
Managed Services & Project Services Supplier Personnel	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

N/A = Not Applicable

Note 1: E.g. pagers, blackberry, cell phones, broadband cards, etc.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

	Asset Allocation: Capital / Lease Cost (1)						Support / Operational Expenses
EQUIPMENT & NETWORK	Current Assets	Refresh (3)	Refresh Cycle	Upgrades / Enhancements (8)	Growth	Charging Mechanism (6)	Administrative Procurement (7)	IMAC	Maint.	Invoice Verification (4)	Operations & Support	Removal & Disposal	Disaster Recovery	Charging Mechanism (6)
All Services
Desktops / Laptops for Localized Supplier resources	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Desktops / Laptops for Supplier Resources from Delivery Organizations from the Offshore Location(s).	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Other Equipment (2)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Network Connectivity (5)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

N/A = Not Applicable

Note 2: Designates any non-Desktop/Laptop Equipment required for the Supplier to provide the Services.

Note 3: Designates financial responsibility for Refresh.

Note 4: Designates responsibility for preliminary verification of DB Third Party Provider or Supplier Third Party Provider invoices.

Note 5: Includes carrier transport, usage, hardware, and software costs for connectivity between DB Network and Supplier Sites (Refer to corresponding clause in MSA).

Note 6: Base = included in Base Charges; Variable = blended hourly rate for Non-Base Discretionary work or skills based hourly rate for Capacity Augmentation / Projects.

Note 7: Designates support responsibility for administrative requirements related to procurement (e.g., order entry, Supplier Third Party Provider coordination) of Supplier Equipment.

Note 8: Upgrades to DB current assets (or equipment with DB financial responsibility) will be the financial responsibility of DB.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

	Asset Allocation: License / Maintenance / Lease Cost (1)							Support / Operational Expenses
SOFTWARE (11)	License Access / Transfer Fees	Current Licenses / Maint. / Lease (2)	Refresh (3)	Software Currency (4)	Releases / Upgrades	Growth	Charging Mechanism (6)	Administrative Procurement (7)	Install, Change, Remove (8)	Invoice Verification (9)	Operations & Support	Disaster Recovery	Charging Mechanism (6)
Application Development & Maintenance (13)
Development Tools on DB Equipment (11)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Development Tools on Supplier Equipment (11)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Software on Other Equipment (12)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

N/A = Not Applicable

Note 1: Designates financial responsibility for the license, maintenance, or lease / rental cost of the underlying software assets.

Note 2: Supplier will assume expenses for existing Software licenses, maintenance, or lease cost.

Note 3: Designates financial responsibility for Refresh (currency) as specified in Schedule X.X.

Note 4: Software currency as required by DB security & architecture standards.

Note 6: Base = included in Base Charges; Variable = blended hourly rate for Non-Base Discretionary work or hourly rate for Capacity Augmentation / Projects.

Note 7:  Designates support responsibility for administrative requirements related to procurement (e.g., order entry, Supplier Third Party Provider coordination).

Note 8: Includes installations of new Software, service releases, upgrades, patches, program temporary fixes.

Note 9: Designates responsibility for preliminary verification of Third Party Supplier invoices.

Note 10: Open.

Note 11: For Supplier provided tools used by Project Staff.

Note 11 (continued): Supplier will not be responsible for required DB Consents related to Application Software that is the object of the Services.

Note 12: Designates non-development Tool related Software required on Equipment required for the Supplier to provide the Services.

Note 13: Application Development & Maintenance shall include Work Authorizations for all Non-Discretionary work, Discretionary work, and Staff Augmentation / Project work.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

	Asset Allocation: Capital / Lease Cost (1)						Support / Operational Expenses
FACILITIES	Current Assets	Refresh (3)	Upgrades / Enhancements	Growth	Charging Mechanism (5)	Administrative Procurement (6)	IMAC	Maint.	Invoice Verification (8)	Operations & Support	Removal & Disposal	Disaster Recovery	Charging Mechanism (5)
DB Facilities (10)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Environmental (e.g.,HVAC, PDUs)
Environmental (e.g.,HVAC, PDUs)
Space upgrades, additions, fitup	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Furniture & Fixtures	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Wiring & Cabling	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Building Deprec / Lease	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Office Equipment	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Building Maintenance / Security	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Property Taxes	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Utilities	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Other Space Charges	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Supplier Facilities	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Environmental (e.g.,HVAC, PDUs)

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

	Asset Allocation: Capital / Lease Cost (1)						Support / Operational Expenses
FACILITIES	Current Assets	Refresh (3)	Upgrades / Enhancements	Growth	Charging Mechanism (5)		Administrative Procurement (6)	IMAC	Maint.	Invoice Verification (8)	Operations & Support	Removal & Disposal	Disaster Recovery	Charging Mechanism (5)
Space upgrades, additions, fitup	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Furniture & Fixtures	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Wiring & Cabling	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Building Deprec / Lease	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Office Equipment Usage	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Building Maintenance / Security	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Property Taxes	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Utilities	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Other Space Charges	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Supplier Staff on DB Facilities (10)
Long-distance phone calls	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

	Asset Allocation: Capital / Lease Cost (1)						Support / Operational Expenses
FACILITIES	Current Assets	Refresh (3)	Upgrades / Enhancements	Growth	Charging Mechanism (5)		Administrative Procurement (6)	IMAC	Maint.	Invoice Verification (8)	Operations & Support	Removal & Disposal	Disaster Recovery	Charging Mechanism (5)
Local phone calls	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Use of office space	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Use of other office equipment	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

N/A = Not Applicable

Note 1:        Designates financial responsibility for the purchase and/or leasehold improvement cost of the underlying facilities expense.

Note 2:        OPEN.

Note 3:        Designates financial responsibility for Refresh.

Note 4:        N/A.

Note 5:        Supplier facilities / space costs are part of cost of Services and are implicit in Base Charges for Non-Discretionary work and Base-Discretionary work, in the blended rates for Non-Base Discretionary work, the localised/onsite/offshore skills based hourly rates for Capacity Augmentation / Project work.

Note 6:        Designates support responsibility for administrative requirements related to procurement (e.g., order entry, Supplier Third Party Provider coordination).

Note 7:        N/A.

Note 8:        Designates responsibility for preliminary verification of DB Third Party Provider invoices and Supplier Third Party Provider invoices.

Note 9:        Responsibilities for Taxes is further detailed in the Master Services Agreement.

Note 10: Subject to Supplier’s financial responsibility specified in the Master Services Agreement.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Termination for Convenience	Expense Type
Financial Responsibilities Tab (1)	Capital Expenditures (2)	One-Time Transition Costs (3)	Productivity / Service Level Improvements (4)	Other Supplier Investments (5)
Personnel	[*]	[*]	[*]	[*]
Equipment & Network	[*]	[*]	[*]	[*]
Software	[*]	[*]	[*]	[*]
Facilities	[*]	[*]	[*]	[*]

Notes:

(1)                  Based on the expenses within each tab of the respective Financial Responsibilities Matrix.

(2)                  Capital Expenditures incurred by Supplier in direct support of Deutsche Bank, [*].

(3)                  One-Time costs incurred by the Supplier as a result of transition of Services from Deutsche Bank which are [*].

(4)                  Unrecovered Supplier revenue related to Financial Engineering related to year-over-year Service improvements.

(5)                  Any other Supplier Investments incurred by the Supplier and have not been recovered through the Charges.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Annex 5 to Schedule 4

PERSONNEL PROJECTION MATRIX

Supplier Instructions

The Project Staff Projection Matrix is used by the Supplier to present to Deutsche Bank the number of Supplier transition personnel required as well as to communicate the speed by which the inscope work will be migrated to Supplier offsite location.

Please complete the following data fields:

(1) “Additional Project Staff Provided by Supplier”

Please indicate the number of Project Staff, by month, who will be assigned to work on the Deutsche Bank account.

The field is usually represented as a POSITIVE value, but could be reported as NEGATIVE when the Supplier removes a net number personnel from the Deutsche Bank account during any particular month.

(2) “Number of Internal FTE Reassignable or Terminated”

Please indicate the number of Deutsche Bank Internal FTE, by month, who will be available for reassignment or will have their employment with Deutsche Bank terminated.  Reflect the resource reduction in the month when the person is no longer needed for knowledge transfer.

The field is represented as a NEGATIVE value.

(3) “Number of External FTE Reassignable or Terminated”

Please indicate the number of DB External FTE, by month, who will be available for reassignment or will have their contract with Deutsche Bank terminated.  Reflect the resource reduction in the month when the person is no longer needed for knowledge transfer.

The field is represented as a NEGATIVE value.

(4) “Number of Project Staff Offshore”

Please indicate the number of personnel, by month, who will be principally located at a non-Deutsche Bank offsite work location.  The field is represented as a POSITIVE value.

(5) “Additional Onsite Space Required”

Please indicate the number of seats required by Supplier at Deutsche Bank locations by month.  This value should NOT be net of the number of existing Deutsche Bank which are freed as a result of transition.

(6) All remaining worksheet cells are calculated and can not be changed by the Supplier.

(7) The monthly resources for the data fields provided represent the average resources for that particular month.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SUMMARY PROJECT STAFF PROJECTION MATRIX

TOTAL NON-DISCRETIONARY & BASE-DISCRETIONARY WORK

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
Year 1	Day 1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 4	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 6	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 8	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 9	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 10	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
	Month 11	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 12	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Year 2	Month 13	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 14	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 15	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 16	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 17	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 18	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 19	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 20	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 21	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 22	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 23	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
Year 3	Month 24	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 25	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 26	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 27	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 28	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 29	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 30	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 31	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 32	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 33	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 34	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 35	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 36	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*                 Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
	Month 37	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 38	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 39	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 40	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 41	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Year 4	Month 42	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 43	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 44	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 45	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 46	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 47	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 48	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Year 5	Month 49	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
	Month 50	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 51	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 52	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 53	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 54	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 55	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 56	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 57	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 58	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 59	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Month 60	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
Percentage of Baseline		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

* For the avoidance of doubt, negative numbers are indicated solely for the purpose of representing a reduction in the Remaining In-Scope Personnel and do not represent personnel intended to transfer to Deutsche Bank.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SUMMARY PROJECT STAFF PROJECTION MATRIX

TOTAL NON-DISCRETIONARY & BASE-DISCRETIONARY WORK

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
Year 1	Day 1			[*]				[*]	[*]	[*]		[*]
	Month 1			[*]				[*]	[*]	[*]		[*]
	Month 2			[*]				[*]	[*]	[*]		[*]
	Month 3			[*]				[*]	[*]	[*]		[*]
	Month 4			[*]				[*]	[*]	[*]		[*]
	Month 5			[*]				[*]	[*]	[*]		[*]
	Month 6			[*]				[*]	[*]	[*]		[*]
	Month 7			[*]				[*]	[*]	[*]		[*]
	Month 8			[*]				[*]	[*]	[*]		[*]
	Month 9			[*]				[*]	[*]	[*]		[*]
	Month 10			[*]				[*]	[*]	[*]		[*]
	Month 11			[*]				[*]	[*]	[*]		[*]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
	Month 12			[*]				[*]	[*]	[*]		[*]
Year 2	Month 13			[*]				[*]	[*]	[*]		[*]
	Month 14			[*]				[*]	[*]	[*]		[*]
	Month 15			[*]				[*]	[*]	[*]		[*]
	Month 16			[*]				[*]	[*]	[*]		[*]
	Month 17			[*]				[*]	[*]	[*]		[*]
	Month 18			[*]				[*]	[*]	[*]		[*]
	Month 19			[*]				[*]	[*]	[*]		[*]
	Month 20			[*]				[*]	[*]	[*]		[*]
	Month 21			[*]				[*]	[*]	[*]		[*]
	Month 22			[*]				[*]	[*]	[*]		[*]
	Month 23			[*]				[*]	[*]	[*]		[*]
	Month 24			[*]				[*]	[*]	[*]		[*]

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
Year 3	Month 25			[*]				[*]	[*]	[*]		[*]
	Month 26			[*]				[*]	[*]	[*]		[*]
	Month 27			[*]				[*]	[*]	[*]		[*]
	Month 28			[*]				[*]	[*]	[*]		[*]
	Month 29			[*]				[*]	[*]	[*]		[*]
	Month 30			[*]				[*]	[*]	[*]		[*]

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
Year 3	Month 31			[*]				[*]	[*]	[*]		[*]
	Month 32			[*]				[*]	[*]	[*]		[*]
	Month 33			[*]				[*]	[*]	[*]		[*]
	Month 34			[*]				[*]	[*]	[*]		[*]
	Month 35			[*]				[*]	[*]	[*]		[*]
	Month 36			[*]				[*]	[*]	[*]		[*]
Year 4	Month 37			[*]				[*]	[*]	[*]		[*]
	Month 38			[*]				[*]	[*]	[*]		[*]
	Month 39			[*]				[*]	[*]	[*]		[*]
	Month 40			[*]				[*]	[*]	[*]		[*]
	Month 41			[*]				[*]	[*]	[*]		[*]
	Month 42			[*]				[*]	[*]	[*]		[*]
	Month 43			[*]				[*]	[*]	[*]		[*]

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
	Month 44			[*]				[*]	[*]	[*]		[*]
	Month 45			[*]				[*]	[*]	[*]		[*]
	Month 46			[*]				[*]	[*]	[*]		[*]
	Month 47			[*]				[*]	[*]	[*]		[*]
	Month 48			[*]				[*]	[*]	[*]		[*]
Year 5	Month 49			[*]				[*]	[*]	[*]		[*]
	Month 50			[*]				[*]	[*]	[*]		[*]
	Month 51			[*]				[*]	[*]	[*]		[*]
	Month 52			[*]				[*]	[*]	[*]		[*]
	Month 53			[*]				[*]	[*]	[*]		[*]
	Month 54			[*]				[*]	[*]	[*]		[*]
	Month 55			[*]				[*]	[*]	[*]		[*]
	Month 56			[*]				[*]	[*]	[*]		[*]

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
	Month 57			[*]				[*]	[*]	[*]		[*]
	Month 58			[*]				[*]	[*]	[*]		[*]
	Month 59			[*]				[*]	[*]	[*]		[*]
	Month 60			[*]				[*]	[*]	[*]		[*]

Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Percentage of Baseline		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

* For the avoidance of doubt, negative numbers are indicated solely for the purpose of representing a reduction in the Remaining In-Scope Personnel and do not represent personnel intended to transfer to Deutsche Bank.

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SUMMARY PROJECT STAFF PROJECTION MATRIX

TOTAL NON-DISCRETIONARY & BASE-DISCRETIONARY WORK

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
Year 1	Day 1			[*]				[*]	[*]	[*]		[*]
	Month 1			[*]				[*]	[*]	[*]		[*]
	Month 2			[*]				[*]	[*]	[*]		[*]
	Month 3			[*]				[*]	[*]	[*]		[*]
	Month 4			[*]				[*]	[*]	[*]		[*]
	Month 5			[*]				[*]	[*]	[*]		[*]
	Month 6			[*]				[*]	[*]	[*]		[*]
	Month 7			[*]				[*]	[*]	[*]		[*]
	Month 8			[*]				[*]	[*]	[*]		[*]
	Month 9			[*]				[*]	[*]	[*]		[*]
	Month 10			[*]				[*]	[*]	[*]		[*]

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
	Month 11			[*]				[*]	[*]	[*]		[*]
	Month 12			[*]				[*]	[*]	[*]		[*]
Year 2	Month 13			[*]				[*]	[*]	[*]		[*]
	Month 14			[*]				[*]	[*]	[*]		[*]
	Month 15			[*]				[*]	[*]	[*]		[*]
	Month 16			[*]				[*]	[*]	[*]		[*]
	Month 17			[*]				[*]	[*]	[*]		[*]
	Month 18			[*]				[*]	[*]	[*]		[*]
	Month 19			[*]				[*]	[*]	[*]		[*]
	Month 20			[*]				[*]	[*]	[*]		[*]
	Month 21			[*]				[*]	[*]	[*]		[*]
	Month 22			[*]				[*]	[*]	[*]		[*]
	Month 23			[*]				[*]	[*]	[*]		[*]

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
	Month 24			[*]				[*]	[*]	[*]		[*]
	Month 25			[*]				[*]	[*]	[*]		[*]
	Month 26			[*]				[*]	[*]	[*]		[*]
	Month 27			[*]				[*]	[*]	[*]		[*]
	Month 28			[*]				[*]	[*]	[*]		[*]
	Month 29			[*]				[*]	[*]	[*]		[*]
	Month 30			[*]				[*]	[*]	[*]		[*]
	Month 31			[*]				[*]	[*]	[*]		[*]
Year 3	Month 32			[*]				[*]	[*]	[*]		[*]
	Month 33			[*]				[*]	[*]	[*]		[*]
	Month 34			[*]				[*]	[*]	[*]		[*]
	Month 35			[*]				[*]	[*]	[*]		[*]
	Month 36			[*]				[*]	[*]	[*]		[*]

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
Year 4	Month 37			[*]				[*]	[*]	[*]		[*]
	Month 38			[*]				[*]	[*]	[*]		[*]
	Month 39			[*]				[*]	[*]	[*]		[*]
	Month 40			[*]				[*]	[*]	[*]		[*]
	Month 41			[*]				[*]	[*]	[*]		[*]
	Month 42			[*]				[*]	[*]	[*]		[*]
	Month 43			[*]				[*]	[*]	[*]		[*]
	Month 44			[*]				[*]	[*]	[*]		[*]
	Month 45			[*]				[*]	[*]	[*]		[*]
	Month 46			[*]				[*]	[*]	[*]		[*]
	Month 47			[*]				[*]	[*]	[*]		[*]
	Month 48			[*]				[*]	[*]	[*]		[*]
Year 5	Month 49			[*]				[*]	[*]	[*]		[*]

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
	Month 50			[*]				[*]	[*]	[*]		[*]
	Month 51			[*]				[*]	[*]	[*]		[*]
	Month 52			[*]				[*]	[*]	[*]		[*]
	Month 53			[*]				[*]	[*]	[*]		[*]
	Month 54			[*]				[*]	[*]	[*]		[*]
	Month 55			[*]				[*]	[*]	[*]		[*]
	Month 56			[*]				[*]	[*]	[*]		[*]
	Month 57			[*]				[*]	[*]	[*]		[*]
	Month 58			[*]				[*]	[*]	[*]		[*]
	Month 59			[*]				[*]	[*]	[*]		[*]
	Month 60			[*]				[*]	[*]	[*]		[*]

Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Contract Year	Period	Number of Remaining Internal FTE	Number of Remaining External FTE	Total Number of Remaining In-Scope FTE	Additional Project Staff Provided by Supplier	Number of Internal FTE Reassignable or Terminated	Number of External FTE Reassignable or Terminated	Total Number of In-Scope FTE Reassignable or Terminated	Total Project Staff Assigned	Number of Project Staff Onshore	Number of Project Staff Offshore	Additional Onsite Space Required
Percentage of Baseline		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

* For the avoidance of doubt, negative numbers are indicated solely for the purpose of representing a reduction in the Remaining In-Scope Personnel and do not represent personnel intended to transfer to Deutsche Bank

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 5
(Personnel Provisions)

1.                                      PERSONNEL PROVISIONS

[*];

1.1                               Subject to and in accordance with paragraph 6 of this Schedule and applicable provisions in the Agreement and Schedules thereto, DB or the relevant DB Group Member will give the Personnel such access to any DB Group Member’s premises, facilities and systems as may be reasonably necessary for them to perform the Services or as may be mutually agreed in a Framework Service Description or otherwise in writing by the Parties.

1.2                               Each relevant DB Group Member reserves the right to require Supplier, at Supplier’s cost, to remove from the provision of the Services any member of Project Personnel (including Key Personnel) on reasonable grounds, provided, however, that such removal will (either before or after the removal) be communicated in writing to Supplier.  Supplier will, following receipt of such a notice, replace such individual with a suitable and properly qualified replacement in accordance with paragraph 1.6.

1.3                               [*]

1.4                               Supplier will use best efforts to minimise the turnover of Project Personnel to a level acceptable to the relevant DB Group Member and in accordance with the applicable Service Levels or KPIs, if any, set out in the relevant Framework Service Description.  If requested by the relevant DB Group Member, Supplier will meet with that DB Group Member to discuss the turnover rate of Project Personnel and Supplier will propose and implement methods designed by Supplier to reduce excessive turnover if required by the relevant DB Group Member at no additional cost to the relevant DB Group Member.  Continued failure to reduce excessive turnover may be deemed to be a failure to meet the requisite Service Level or KPI or a breach of the Framework Service Description.

1.5                               Where any Project Personnel, including Key Personnel, leave or are removed from the provision of the Services for any reason Supplier agrees to fill any position in accordance with the terms of paragraph 1.1 as soon as reasonably practicable but in any event within one (1) month unless otherwise agreed by the Parties in the volume change mechanisms contained in a relevant Framework Service Description or otherwise.

1.6                               Supplier will, in addition to the specific commitments of paragraph 1.1, be responsible for all obligations it has towards its employees, sub-contractors, agents, sub-contractors’ employees and agents assigned by it to perform the Services.  Supplier and each relevant DB Group Member consider and agree that nothing in the Agreement or this Schedule or in any Framework Service Description will give rise to an employment relationship between a DB Group Member and the Personnel.  Should however such a relationship arise, the terms contained in paragraph 3 of this Schedule will apply.  For the avoidance of doubt, no benefit or advantage available to DB Personnel will be available to the Personnel.

2.                                      KEY PERSONNEL

[*]

3.                                      GENERAL EMPLOYMENT INDEMNITIES

3.1                              In addition to the indemnities set out in clause 31 (Indemnity) of this Agreement and elsewhere, and notwithstanding any provision in this Agreement or any Framework Service Description to the contrary, Supplier also agrees to indemnify each DB Group Member in relation to any Loss arising, either before or after the date of expiration or termination of the Agreement or a Framework Service

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Description for any reason, from:

any Personnel claiming against any DB Group Member that he or she should be treated as a DB Group Member employee, as a result of his or her employment or engagement with Supplier or a Supplier sub-contractor in the performance of the Services;

all negligent or deliberate acts and omissions by Supplier in the performance of its obligations under this Agreement or any Framework Service Description or by a Supplier sub-contractor or by any Personnel in the course of providing the Services which gives rise to employment-related claims by DB Group Member employees or any third party personnel against any DB Group Member;

the notification to, or removal of any member of the Personnel from the provision of any part of the Services in accordance with paragraph 5.6.2 by reason of the individual’s failure of any aspect of the screening requirements contained in paragraph 5; and

any finding by a relevant public authority or competent court that a DB Group Member has liability in respect of Personnel working on its premises or Services without a work permit or the permission of the requisite immigration authority.

3.2                               If a claim arises under paragraph 3.1, clauses 30.3 and 30.4 (Indemnity) of the Agreement will apply.

4.                                      SUB-CONTRACTING

4.1                               In addition to the provisions relating to assignment and sub-contracting set out in clauses 19 (Assignment and Novation) and 20 (Sub-contracting) respectively of the Agreement, where consent is given by any relevant DB Group Member to Supplier to sub-contract any of its rights or obligations under the Agreement or any Framework Service Description, Supplier will ensure that each subcontractor used by Supplier in providing any part of the Services:

is authorised in advance in writing by the relevant DB Group Member to provide such part of the Services;

ensures compliance with the terms, conditions and obligations of this Agreement and any Framework Service Description as they apply to Supplier and Personnel and will ensure that its employees, agents and contractors so comply;

complies with any of each relevant DB Group Member’s rules, guidelines, policies and procedures of which Supplier is made aware and that are in the DB Group Member’s opinion relevant to the sub-contractor’s performance of the Services or to access to or use of Confidential Information or resources or facilities of or provided by a DB Group Member and will ensure that its employees, agents and contractors so comply and that such sub-contractor agrees promptly to remove an individual from the performance of the Services, or any part of the Services, where the relevant DB Group Member believes, in its absolute discretion, that such individual is or may be in breach of such rules, guidelines, policies and procedures;

complies with any regulatory requirements (including right of access and audit) which may apply to Personnel under the Agreement or any Framework Service Description and will ensure that its employees, agents and sub-contractors so comply; and

agrees that where any employee, agent or contractor of the sub-contractor has been an employee, agent or contractor of any DB Group Member or of a sub-contractor of any DB Group Member, any relevant DB Group Member will have the right to object to the assignment of such individual to a DB account and may require the immediate removal of such individual from the provision of the Services, or any part of the Services, at any time.

4.2                               Supplier will remain primarily liable and responsible for the acts and omissions of its sub-contractors

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

as fully as if they were acts and omissions of Supplier or its directors, officers, employees and agents.

5.                                      SCREENING OF PERSONNEL

1.2.                            Supplier will, at Supplier’s expense and in accordance with applicable Laws, screen all Personnel who provide the Services prior to the commencement of any individual’s assignment to work on the Services, unless otherwise agreed in writing by the relevant DB Group Member.

[*]

5.1                               The information obtained from conducting the background screening in this paragraph 5 will be referred to in this Agreement, collectively, as the “Background Information.”  Supplier will maintain all Background Information.

5.2                               Supplier agrees that where any Background Information obtained as a result of screening Personnel in accordance with this paragraph 5 could potentially render an individual unsuitable for providing any part of the Services, Supplier will immediately notify and discuss such potentially adverse findings with the relevant DB Group Member’s Authorised Representative and if the Personnel:

are not yet working on the Services, Supplier will not allow them to do so unless otherwise agreed in writing by each relevant DB Group Member; or

have already commenced working on the Services, any relevant DB Group Member may require Supplier to procure the removal of such individual from the provision of the Services and/or DB Premises, forthwith.  Supplier further agrees to substitute, at no extra cost to the relevant DB Group Member, a suitable alternative individual.

5.3                               Subject to applicable data protection Laws and consent of the individual (if required) , if deemed necessary by any relevant DB Group Member in connection with an audit or to otherwise substantiate that the screening requirements contained in paragraphs 5.2 and 5.4 (for Personnel working in the USA) have been completed, Supplier will disclose the Background Information to the relevant DB Group Member.

5.4                               Where reasonably requested by any relevant DB Group Member, including in connection with an audit, Supplier will provide the relevant DB Group Member:

written confirmation and samples, of the Confidentiality Agreements signed by Personnel in accordance with paragraph 1.1.12 of this Schedule;

any records required to be maintained in accordance with this Agreement or any Framework Service Description relating to Personnel, except to the extent prohibited by applicable Laws; and

any other reasonable and material information or assurances regarding compliance with the DB Group policies and standards under this Agreement or any Framework Service Description.

6.                                      ACCESS — PERSONNEL SECURITY

[*]

7.                                      PARTIES’ OBLIGATIONS ON TERMINATION OR EXPIRATION

7.1                              Supplier will comply with all reasonable instructions from any relevant DB Group Member with regard to arrangements connected with the termination of this Agreement or the termination or expiration of a Framework Service Description and will take all reasonable steps to mitigate any costs which a DB Group Member or any Replacement Service Provider may incur as a result of such termination or expiration.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

7.2                               Supplier will, as directed by the relevant DB Group Member or any Replacement Service Provider, upon termination of this Agreement or a Framework Service Description:

[*] [2 pages]

7.3                               In addition to the requirements set out in paragraphs 1.1.3 and (b), at any time during the term of this Agreement and, in particular, in relation to any termination of this Agreement or expiry or termination of a Framework Service Description for any reason, and subject to any applicable legislation governing the use of personal data, within [*] of any relevant DB Group Member’s request for the same, Supplier will provide that DB Group Member or any potential Replacement Service Provider with such Project Personnel information as that relevant DB Group Member may reasonably require, including:

an organisational chart showing the roles, responsibilities, authority and salaries of all Project Personnel; and

a list of all Project Personnel identifying which Personnel have specific knowledge of the Services and are key to the continued provision of the Services.

7.4                               Supplier will also ensure that on expiry or termination of this Agreement or a relevant Framework Service Description that:

Project Personnel information provided pursuant to paragraph 7.6 is complete and accurate in all material respects;

it has disclosed all material terms and conditions of employment of the Project Personnel; and

[*].

8.                                      LOCAL VARIATIONS

8.1                               Each relevant DB Group Member and Supplier agree that if and only to the extent that the provisions of this Schedule are inconsistent with the employment law requirements or practices of any country in which the Services are to be provided or require further clarification in light of such requirements and practices, the Parties may agree a local country variation which will form a part of the relevant Framework Service Description for those Services or otherwise as applicable.

9.                                     APPLICATION OF THE ACQUIRED RIGHTS DIRECTIVE WHERE SERVICES ARE TO BE TRANSFERRED FROM AN EU COUNTRY

9.1                               Where it is proposed or agreed that Supplier will provide Services or other services to any DB Group Member which are governed by a new Framework Service Description entered into under this Agreement in a jurisdiction in which the ARD may apply:

each relevant DB Group Member and Supplier, in consultation with any existing supplier or any proposed subcontractor of Supplier as appropriate, will discuss and agree whether or not the contract of employment of any person employed by any DB Group Member or an existing supplier will be regarded as transferring to Supplier or a subcontractor of Supplier, pursuant to the ARD, as a result of Supplier providing the services described in the new Framework Service Description and if such employees are agreed as transferring to such Supplier or subcontractor, they will be named in the relevant Framework Service Description (“Transferring Employees”);

if no agreement can be reached on the applicability of the ARD, each relevant DB Group Member and Supplier agree that the opinion of properly qualified legal counsel jointly appointed and paid for by the relevant DB Group Member(s) and Supplier to advise in this regard will be binding; and

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

each relevant DB Group Member will provide or collaborate with Supplier to procure that a relevant existing supplier will provide all information reasonably requested by Supplier concerning any Transferring Employee, including but not limited to: name; age; employment commencement date (including continuous employment for statutory purposes, if applicable); job title, duties and the amount of time spent performing services for any DB Group Member; salary and other material contractual benefits; material terms and conditions of employment, including notice periods; existing, threatened or likely contractual, statutory or other outstanding employment-related claims or complaints.

the relevant DB Group Member will indemnify, defend and hold harmless Supplier and the Personnel against Loss arising from, or in connection with, any claim and other liabilities that Supplier has reasonably and necessarily incurred:

(a)                                 in respect of any Transferring Employee arising as a result of any failure by the relevant DB Group Member to comply with its obligations under the ARD including an obligation to inform or consult, save where Supplier or any subcontractor of Supplier fails to comply with its obligation to provide information pursuant to the ARD;

(b)                                 in respect of any Transferring Employee arising as a result of any act or omission of the relevant DB Group Member (or for which the relevant DB Group Member is vicariously liable) prior to the date on which Supplier commences providing the Services under the new Framework Service Description and the date any of the relevant DB Group Member’s employees’ employment transfers to Supplier (the “Hand Over Date”);

(c)                                  in respect of any remuneration payable by the relevant DB Group Member to any Transferring Employee which has accrued prior to the Hand Over Date but which remains unpaid at such date, provided that Supplier complies with clause 31.3 (Indemnity).  Clause 31.4 (Indemnity) will apply if the relevant DB Group Member fails to take control of the defence of the claim under clause 31.3.2 (Indemnity).

Supplier will indemnify, defend and hold harmless the relevant DB Group Member, each of the DB Personnel, any existing supplier and its officers, directors, employees, agents, successors and assigns against all Loss arising from, or in connection with, any claim and other liabilities that any DB Group Member has reasonably and necessarily incurred:

(a)                                 in respect of any Transferring Employee arising in respect of any act or omission by Supplier or a subcontractor of Supplier (or for which Supplier or any subcontractor of Supplier is vicariously liable) after the Hand Over Date;

(b)                                 arising with respect to Supplier or any subcontractor of Supplier’s failure to comply with its obligations under the ARD including in relation to the provision of identical or no less favourable terms and conditions of employment to Transferring Employees; and

(c)                                  arising from any incorrect information which Supplier has provided to the relevant DB Group Member for the purposes of the relevant DB Group Member meeting its ARD obligations, provided that the relevant DB Group Member complies with clause 31.3 (Indemnity).  clause 31.4 (Indemnity) will apply if Supplier fails to take control of the defence of the claim under clause 31.3.2 (Indemnity).

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

10.                               TRANSFER OF NON-ARD AFFECTED EMPLOYEES WHERE SERVICES ARE TO BE TRANSFERRED FROM A NON EU COUNTRY

10.1                        Where it is proposed or agreed that Supplier will provide Services to any DB Group Member which are governed by a new Framework Service Description entered into under this Agreement, the relevant DB Group Member and Supplier will also consider and agree whether Supplier will offer employment to any DB Group Member employee performing the Services in a country in which the ARD does not apply, or where the Parties agree the ARD does not apply in accordance with paragraph 9.1, prior to the Hand Over Date.

10.2                        In circumstances where the relevant DB Group Member and Supplier agree that Supplier will offer employment to any DB Group Member employee in a country in which the ARD does not apply, or where the Parties agree the ARD does not apply in accordance with paragraph 9.1, the provisions of this paragraph 10.2 will apply:

the employees to be offered employment by Supplier will be named in the Framework Service Description (the “Non-ARD Transferring Employees”);

Supplier’s offer will be for a position that is comparable to the type of position held by the Non-ARD Transferring Employee prior to the Hand Over Date and, Supplier will keep the Non-ARD Transferring Employee in such comparable position for a period of at least twelve (12) months from the Hand Over Date.  “Comparable position” will mean a position:

(a)                                 commensurate with the Non-ARD Transferring Employee’s education, skill and experience;

(b)                                 with a work location of less than 50 miles from the Non-ARD Transferring Employee’s work location immediately prior to the Hand Over Date; and

(c)                                  providing remuneration and benefits which, when taken as a whole, are at least as favourable as those enjoyed by the Non-ARD Transferring Employee immediately prior to the Hand Over Date.

10.3                        Each DB Group Member will indemnify, defend and hold harmless Supplier and each of its Personnel against all Loss arising from, or in connection with, any claim and other liabilities that Supplier has reasonably and necessarily incurred in respect of:

any Non-ARD Transferring Employee, arising as a result of any act or omission of the relevant DB Group Member (or for which the relevant DB Group Member is vicariously liable) prior to the Hand Over Date; and

any remuneration payable by the relevant DB Group Member to any Non-ARD Transferring Employee which has accrued prior to the Hand Over Date but which remains unpaid at such date,

provided that Supplier complies with clause 31.3 (Indemnity).  Clause 31.4 (Indemnity) will apply if the relevant DB Group Member fails to take control of the defence of the claim under clause 31.3.2 (Indemnity).

10.4                        Supplier will indemnify, defend and hold harmless each DB Group Member and each of the DB Personnel against all losses directly arising from, or in connection with, any claim and other liabilities that the DB Group Member has reasonably and necessarily incurred in respect of:

any Non-ARD Transferring Employee, arising as a result of any act or omission of Supplier or any subcontractor of Supplier (or for which Supplier or any subcontractor of Supplier is vicariously liable) after the Hand Over Date; and

any remuneration payable by Supplier to any Non-ARD Transferring Employee which accrues after the Hand Over Date,

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

provided that the relevant DB Group Member complies with clause 31.3 (Indemnity).  Clause 31.4 (Indemnity) will apply if Supplier fails to take control of the defence of the claim under clause 31.3.2 (Indemnity).

Part 2             SUPPLIER OBLIGATIONS IN RESPECT OF TRANSFERRING EMPLOYEES AND NON-ARD TRANSFERRING EMPLOYEES

1.1                               For all Transferring Employees and Non-ARD Transferring Employees, following the Hand Over Date, Supplier will provide or will procure that each subcontractor of Supplier provide the same salaries, bonus opportunities and other benefits which benefits will be identical to, or more favourable than, those enjoyed by the Transferring Employees and Non-ARD Transferring Employees immediately prior to the Hand Over Date and are sufficient to avoid any claims for breach of the ARD or dismissal, whether constructive or otherwise, as applicable.  In particular, Supplier will, and will procure that each relevant Supplier Group member and each subcontractor of Supplier will, in so far as such obligations are greater than those imposed by law:

not vary, or purport or promise to vary, the terms and conditions of employment or engagement applicable to Transferring Employees and Non-ARD Transferring Employees to the detriment, or possible detriment, of such Transferring Employees or Non-ARD Transferring Employees for a period of twelve (12) months after the Hand Over Date;

keep engaged on the Services and not terminate the employment or engagement of, or give notice to terminate the employment or engagement of, any Transferring Employee or Non-ARD Transferring Employee during at least the twelve (12) month period following the Hand Over Date, except lawfully for serious misconduct or lack of capability;

obtain and complete any applications for work permits or visas required by any Transferring Employees and Non-ARD Transferring Employee following the Hand Over Date and/or maintain work permits or visas in effect as of the Hand Over Date.  Supplier will have financial responsibility for obtaining such work permits or visas for each Transferring Employee and Non-ARD Transferring Employee with respect to whom the relevant DB Group Member had such financial responsibility prior to the Hand Over Date.]

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

APPENDIX A
Confidentiality and Non-Disclosure Undertaking

In consideration of my [employment or consulting engagement] with [Supplier name] (the “Supplier”), and my assignment (the “Assignment”) by Supplier to work for and with the systems and Information (as set out below) of Deutsche Bank AG and its affiliates and subsidiaries (collectively, “DB”) pursuant to the Outsourcing Master Services Agreement, dated [Date] between DB and Supplier (the “Agreement”), I acknowledge and agree as follows:

1.                                     (A) I have read the provisions of this Confidentiality and Non-Disclosure Undertaking (the “Confidentiality Undertaking”), understand each of them, agree to them, and do not know of any agreements, obligations or restrictions which prevent or prohibit me from complying with them; (B) I will receive and maintain all information, perform services and conduct myself in all respects during and after the term of the Agreement, whether or not I continue to provide services to DB or have access to DB systems and information, in a manner consistent with these provisions; and (C) I agree not to, directly or indirectly, engage in or assist others (whether associated with Supplier or third parties) to engage in any activity or conduct which violates the provisions of this Confidentiality Undertaking during and after my Assignment.

2.                                     I have been informed that DB has established policies and procedures with regard to how to handle confidential information and other sensitive materials, including information relating to living individuals, documents, inventions, research data, techniques and other materials, that are the property of and/or relate to DB or its customers, suppliers or counterparties (in this Confidentiality Undertaking, referred to as “Information”).  I understand that such Information has or will come into my possession or knowledge in connection with the performance of services for DB, and that such Information may be confidential and/or proprietary.

3.                                     I will treat as confidential all Information that is owned by DB, or that relates to the business of DB, or that is used by DB in carrying on business and other information that is proprietary to a third party (including customers and suppliers of DB) that is obtained by me or disclosed to me in connection with or in the course of the performance of services for DB.  I will not publish or disclose any such Information to any person not having a legitimate need to know for the purpose of providing services to DB and to disclose Information only if specifically authorized by DB.  I will make no copies of any documents except as may be specifically authorized by DB, and I will use those copies only for the purpose for which they were shared with me.  I will only attempt to access the Information that I need in order to carry out my Assignment and for which I am specifically authorised by DB.  I understand that electronic information is crucial to DB, and understand and agree that DB will hold me accountable for all actions carried out on computer systems using my user identification.  Therefore, I will keep the associated password confidential and change it regularly to prevent it from becoming known to others and I undertake never to use someone else’s user identification and password or allow anyone to use mine.  Unless authorised by DB, I will not remove any Information from my location where DB expects me to perform my Assignment.  Further, I will not use, disclose or publish any Information to obtain any economic or other benefit for myself, Supplier, DB or any third party, except as specifically authorised by DB.

4.                                     I understand that the obligations set out in paragraph 3 above will not apply to information that (A) is received by me from any source other than DB that is properly authorised to disclose it and not subject to a confidentiality agreement regarding such information, (B) is or becomes generally known to the public by publication or some means other than a breach of duty of this Confidentiality Undertaking or any other applicable agreement, or (C) is required by law, regulation or court order to be disclosed, provided that the request for such disclosure is proper and the disclosure does not exceed that

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

which is required.  In the event of any disclosure under (C) above, I agree to inform the recipient of the Information of the confidential nature of the Information and unless prohibited by law, regulation or court order to advise DB promptly in writing of each such disclosure and to provide reasonable cooperation to DB, at no additional cost, to limit or prevent such disclosure to the extent permitted by law.

5.                                     If I cease to perform services for DB, whether upon my own initiative or the request of Supplier or DB for any reason, and whether or not I am employed by Supplier at the time, I will promptly return to DB any and all Information, including all copies, notes and/or summaries thereof (whether handwritten, mechanically produced, contained in electronic media or any other form), in my possession or control or as to which I otherwise have access.

6.                                    I am aware that if I have Information gained deliberately or by accident from my work for DB which could be described as “inside information” with respect to a particular company and afterwards deal in the securities of that company or advise another person to deal in those securities, I may be considered as having carried out insider dealing, as defined by the relevant insider dealing prevention legislation.

7.                                     I understand that while working on DB premises or using DB equipment, with the exception of calls made from pay phones, DB may record any telephone calls or emails without prior notification to me, and I hereby agree and consent to such recording.

8.                                     I understand and agree that I am employed by Supplier and am therefore not entitled to any compensation from DB or to participate in any of DB’s employee benefits plans.  Accordingly, I waive any claims against DB I may have under any employment or similar laws or under any plans maintained by DB.  I also understand and agree that if I am injured during the course of my Assignment, any claim for worker’s compensation benefits will not be made to DB.

9.                                     I understand and agree that DB is the intended third-party beneficiary of this Confidentiality Undertaking and, accordingly, DB has the right to enforce the terms of this Confidentiality Undertaking independently of any action of Supplier.  Further, I understand and agree that monetary damages may not be a sufficient remedy for any breach of this Confidentiality Undertaking and that DB will, in the event of any such breach, be entitled to equitable relief (including preliminary and permanent injunctive relief and specific performance) in addition to all other remedies provided pursuant to this Confidentiality Undertaking or available at law.  Such remedies will not be deemed to be the exclusive remedies for a breach of this Confidentiality Undertaking, but will be in addition to all other remedies available at law or equity.

Acknowledged and Agreed:

By:

Print Name:

Title:

Date:

Witnessed by:

Print Name:

* Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Title:

Date:

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 6
(Policies)

1.                                      INTRODUCTION

Annex 1 to this Schedule 6 lists the Policies as of the Commencement Date of this Agreement.

In construing the Policies where there is a reference to DB such reference will be deemed to read Supplier for the purpose of Supplier’s compliance with the Policies.

2.                                      AMENDMENT OR CHANGES TO THE POLICIES

The Parties may agree amendments to the Policies in a Framework Service Description.

The Policies may be supplemented or amended by the DB Group from time to time in accordance with paragraphs 1.1 and 2.4 of Schedule 8 (Regulatory, Audit and Record Retention Requirements).  Amendments will be incorporated in accordance with the Change Control Procedures.

3.                                      METHOD OF DISSEMINATION OF DB POLICIES

Prior to the Commencement Date, Supplier acknowledges receipt from the DB Global Account Manager of all of those Policies which apply to Supplier in respect of the Agreement and each and every Framework Service Description which may be entered into under this Agreement as listed in Annex 1.

The DB Global Account Manager will provide to the Supplier Global Account Manager any amendments to the Policies referred to in paragraph 3.1.1 above in writing from time to time.

Prior to the Effective Date of each Framework Service Description, the Authorised Representative of the relevant DB Group Member may provide to the Authorised Representative of the Supplier those additional Policies (if any) which apply in respect of that Framework Service Description (as listed in Exhibit B of the Framework Service Description).  Thereafter the Authorised Representative of the relevant DB Group Member will provide to the Authorised Representative of the Supplier any amendments to those Policies in writing from time to time.

Delivery of the Polices in this manner will constitute notice of the latest version of the relevant Policy for the purpose of this Agreement.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Schedule 6

Annex 1

The following are the Policies, as may be supplemented or amended by the DB Group from time to time in accordance with paragraphs Schedule 81.1 and Schedule 82.4 of Schedule 8 (Regulatory, Audit and Record Retention Requirements):

Policy	Version Number	Date of Policy

General

DB Group Archiving Policy	2.1E	January 2006

DB Group Anti-Fraud Policy	2.0	April 2008

Anti-Money Laundering Policy	1.1	February 2007

BCM

Disaster Recovery Standards for IT Infrastructure	1.0	June 2003

Deutsche Bank Group Business Continuity Policy	1.0	November 2007

Disaster Recovery Standard for Facilities	1.0	June 2006

Framework for Regional Crisis Management	2b-E	March 2004

Building Security

Security Standards in DB Group	3.2	April 2008

Information Technology Security

Group Information Security Guideline for Sanitisation of Electronic Storage Media for Secure Disposal	3.0	December 2007

Information Security Policy	3.0	April 2002

Information Security Standard for Application Software	2.0	November 2002

Information Security Standard for Identity Authentication	1.0	November 2002

Information Security Standard for Networks	2.0	November 2002

Information Security Standard for Operating Systems	1.0	November 2002

E-Mail Governance	1.0	January 2007

Global dbCERT Global Key Operating Procedures	2.0	May 2008

Information Technology

Production Change Control Policy	1.0	April 2002

Application Software Governance Policy	1.0	April 2002

Application Software Governance Standard	1.0	November 2002

Production Change Control Standard for Application Software	1.0	November 2002

Production Change Control Standard for Infrastructure	1.0	November 2002

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 7
(Physical and logical security)

[*] [5 pages]

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 8
(Regulatory, Audit and Record Retention Requirements)

PART ONE

GENERAL REGULATORY PROVISIONS

1.                                      GENERAL

1.1                               Supplier will comply, and will procure the Personnel’s compliance, with all laws, regulations and rules in force from time to time that relate to the provision of the Services in any jurisdiction from which they are provided and to which any Services are supplied including:

the requirements of Regulators;

the Regulatory Requirements; and

the Policies.

1.2                               Supplier will indemnify the DB Indemnified Entities against any costs, claims, losses, liabilities and expenses arising from a breach of that Supplier’s obligations contained in parts one, two, three and four of this Schedule.

2.                                     NOTIFICATION OF REGULATORY REQUIREMENTS

2.1                               Each relevant DB Group Member agrees that it will take such steps as it considers necessary to notify Supplier in writing of the DB Group’s internal regulatory and compliance policies and procedures from time to time.  The relevant DB Group Member will do so with a view to assisting Supplier’s understanding of the regulatory regime that applies to the DB Group.

2.2                               Supplier will keep itself reasonably informed of the regulations that apply to the financial services industry and the outsourcing sector including any recent changes and developments applicable in each jurisdiction in which Supplier provides Services to DB.

2.3                               Supplier will cooperate with, and comply with any reasonable requirements of the DB Group Member’s compliance department (as determined by the relevant DB Group Member) which relate to the Services and the manner in which they are performed and/or provided to any DB Group Member.

2.4                               Supplier agrees that:

where a DB Group Member notifies Supplier of its regulatory and compliance policies and procedures pursuant to paragraph 2.1 of this Schedule; or

where a DB Group Member notifies Supplier of additional regulatory requirements of which that DB Group Member has become aware;

Supplier must deliver the Services in a manner consistent with those requirements subject to the provisions of paragraph 2.5 of this Schedule.

2.5                               Each Party will perform its obligations in compliance with each relevant requirement (whether or not enacted) of any relevant Regulator, including the “MaRisk” Circular 5/2007 of the German Federal Financial Supervisory Authority/Bundesanstalt für Finanzdienstleistungsaufsicht/BaFin of 30 October 2007, or any subsequent rules or regulations replacing or supplementing the circular (the “Regulatory Requirements”).

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

2.6                               Supplier will take all steps as are reasonably necessary to ensure that any DB Group Member’s ability to comply with the Regulatory Requirements is not compromised by the provision of the Services.

2.7                               Supplier undertakes to allow any DB Group Member, by appropriate means, to monitor and evaluate, as an ongoing process, the delivery of the Services by Supplier in order to identify any problems in the Services and to identify to Supplier corrective measures that may be required, which will be implemented by Supplier without delay.

2.8                               Supplier will maintain ongoing internal control of the Services (including identification and correction of any deficiencies by Supplier’s management or sub-contractors) and will notify each relevant DB Group Member of any deficiencies or failures in the performance of the Services without delay.

2.9                               Without prejudice to the Parties’ obligations under this Agreement the Parties will cooperate in good faith to amend this Agreement, any relevant Framework Service Description and/or Statement of Work to comply with changes in applicable laws, regulations and rules, the requirements of any Regulator and any Regulatory Requirements.

2.10                        Supplier will promptly effect any changes in the Services and Service Levels necessary to comply with changes in applicable laws, regulations and rules, the requirements of any Regulator and any Regulatory Requirements.

3.                                      REGULATORY ASSISTANCE

3.1                               Supplier will assist a DB Group Member who has received a request by a Regulator and will similarly provide such DB Group Member with all relevant information for the DB Group Member to comply with the Regulator’s request.

3.2                               If Supplier receives requests for information from a Regulator which relate to the Services or any other obligation of Supplier under this Agreement or any Framework Service Description, it will, unless such Regulator or applicable legislation otherwise requires:

inform all relevant DB Group Members promptly in writing;

provide reasonable assistance to each relevant DB Group Member in dealing with such requests; and

provide a copy of the information to each relevant DB Group Member in order that the requests may be complied with.

3.3                               Supplier will provide each relevant Regulator with all assistance where reasonably requested by the Regulator to do so in exercise of that Regulator’s access and audit rights under this Agreement.

3.4                               At a Regulator’s request, Supplier will attend review meetings with relevant Regulators concerning the results of any audit or examination or other regulatory review effected by that Regulator.

4.                                      COMPLIANCE TRAINING

4.1                               Supplier will carry out adequate and regular compliance training for the Personnel involved in the provision of the Services in accordance with paragraph 4.3 of this Schedule.

4.2                              Any DB Group Member will be entitled, in its absolute discretion, to carry out compliance related training of Personnel where it considers it appropriate to do so.  Where that DB Group Member elects to carry out training, Supplier will provide all reasonable cooperation and assistance to that DB Group Member to facilitate the implementation of training.

4.3                               Without prejudice to the generality of this Schedule, Supplier will carry out training for Personnel in accordance with any relevant DB Group Member’s instructions and the topics and policies deemed necessary, and specified, by the relevant DB Group Member from time to time.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

5.                                      SARBANES-OXLEY

5.1                               DB is an accelerated foreign filer for the purposes of SOx and as such is required to comply with the requirements of that legislation, particularly section 404 which requires companies annually to provide their management’s assessments of the effectiveness of internal controls.  Where internal controls are assessed by DB to be relevant to the financial reporting process performed by outsourced providers these controls must be tested in order to provide evidence of effective operation.  Therefore, Supplier will, upon the request of any DB Group Member, provide all information concerning the controls performed on behalf of that DB Group Member and additionally organise and implement such procedures as that DB Group Member feels fit for the purpose of evaluating the relevant controls.  These procedures may include testing performed by the DB Group Member, DB Group’s internal audit function and/or the testing of controls by an independent audit firm as commissioned by Supplier.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

PART TWO

US REGULATORY REQUIREMENTS

6.                                      INCORPORATION

6.1                               If Supplier provides Services to a business unit of any DB Group Member subject to the federal or state Laws of the United States with respect to such Services (the “US Services”) then Supplier will comply with the additional terms and conditions set out in this part two of Schedule 8 (Regulatory, Audit and Record Retention Requirements).  Notwithstanding any term of this part two of Schedule 8 (Regulatory, Audit and Record Retention Requirements) or any term of this Agreement, the terms and conditions of this part two of Schedule 8 (Regulatory, Audit and Record Retention Requirements) will only apply to the provision of US Services.

7.                                      DB CUSTOMER INFORMATION

7.1                               Confidentiality, Security, and Destruction of DB Customer Data

Supplier will keep confidential and will not use or disclose to any other Party any DB Customer Data, except as authorised in writing by a DB Group Member or as appropriate and permissible in connection with performing the Services in accordance with this Agreement and the applicable Framework Service Description.

Supplier will cause its Personnel to agree to sign the DB Confidentiality Undertaking and to otherwise agree to obligations of confidentiality no less stringent in scope, nature and duration, than the obligations set forth herein, and cause such Personnel to maintain the confidentiality of Confidential Information and address and, if appropriate, prosecute any material breach thereof.  Supplier has: (i) established, and will maintain, appropriate policies and procedures to comply with its obligations concerning DB Customer Data; and (ii) provided, and will provide, training on such policies and procedures for its Personnel with access to DB Customer Data.

Supplier will maintain appropriate physical, electronic and procedural safeguards to store, dispose of (if applicable) and secure DB Customer Data to protect it from unauthorised access, use, disclosure, alteration, loss and destruction.  The safeguards used by Supplier to protect DB Customer Data will be no less than those used by Supplier to protect its own confidential information of a similar nature and will be no less than a reasonable standard of care.  In addition, Supplier will comply with any other security safeguards and standards required by this Agreement, any Framework Service Description or by regulations applicable to the DB Group and known, or made known, to Supplier.

Supplier will control access to DB Customer Data and, except as required by law or as otherwise specifically permitted by this Agreement, permit access only to individuals who need access in connection with the Services provided to a DB Group Member under this Agreement and who have signed the DB Confidentiality Undertaking and agree to maintain the confidentiality of DB Customer Data.

Supplier will cooperate with any DB Group Member to promptly correct or modify any DB Customer Data where requested, and in the manner so requested, by that DB Group Member that the DB Group Member is required to correct or modify.

7.2                               Property Rights in DB Customer Data.

As between the relevant DB Group Member on the one hand and Supplier on the other hand, DB Customer Data and all Intellectual Property Rights and other proprietary rights embodied in the DB Customer Data, in whole or in part, whether embodied in a tangible medium or otherwise, will remain the exclusive property of the relevant DB

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Group Member.  Supplier will only use DB Customer Data in accordance with the rights expressly granted in this Agreement or any Framework Service Description.

Upon the request of a DB Group Member from time to time, Supplier will promptly provide to that DB Group Member an electronic copy, in an agreed format, of all or any DB Customer Data current as of midnight (New York time) on the next Business Day following the date of such demand notice.

7.3                               Interagency Guidelines Establishing Standards for Safeguarding Customer Data.

Where Services are performed for any DB Group Member subject to the Laws of the United States, Supplier will implement appropriate measures designed to meet the objectives of the “Interagency Guidelines Establishing Information Security Standards” (12 C.F.R. Part 208, Appendix D-2), as such guidelines may be revised from time to time and which are hereby made part of this Agreement.

7.4                               Acknowledgement of Receipt and Review of DB Privacy Policy.

Supplier acknowledges that it has received and reviewed a copy of DB’s current information security policy, data destruction guidelines and data protection/privacy policy applicable to DB Customer Data and it agrees that it will comply therewith and with revisions made thereto by DB from time to time provided to it.

7.5                               Survival.

Notwithstanding any other provision in this Agreement to the contrary, Supplier’s obligations with respect to DB Customer Data will survive termination or expiration of this Agreement or any Framework Service Description.

8.                                      OVERSIGHT AND COMPLIANCE

8.1                               Control Audits.

On or before Supplier commences the provision of Services to any DB Group Member subject to the Laws of the United States, and no less than annually thereafter during the term of this Agreement or any Framework Service Description, Supplier will deliver the following to the DB Group Member:

(a)                                 a report by an independent third party audit firm that describes Supplier’s security and control policies and procedures that have been initiated and function currently at Supplier.  These reports must contain statements on the operating effectiveness of those policies and procedures for DB / DB Group transactions.  The requirements of this paragraph will be satisfied by a Type II SAS 70 Report (as described in the then-current Statement of Auditing Standard 70 of the American Institute of Certified Public Accountants) no more than one (1) year old unless otherwise specified by the DB Group Member;

(b)                                 Supplier’s annual financial statement prepared by independent public accountants reasonably acceptable to the DB Group Member (including in each case a balance sheet, statement of income and statement of changes in working capital) within [*] of release of such reports to Supplier’s board of directors.

8.2                               Reporting.

Within [*] following each anniversary of the date on which the provision of the relevant US Services commenced, Supplier will deliver to each relevant DB Group Member a report stating:

(a)                                 each physical location where DB Data is being stored or processed as part of the US

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Services;

(b)                                 all incident reports for such site regarding breaches or attempted breaches of security (physical or otherwise) and/or access to data, without regard to whether the incidents relate to DB Data;

(c)                                  if any incident involves a suspected disclosure of DB Confidential Information, the specific data or, if unknown, the nature and scope of data disclosed;

(d)                                 the steps taken to address any incident presenting a material risk of breaching or that has breached Supplier’s security in connection with DB Data;

(e)                                  the name, address, phone and e-mail address of the person(s) responsible for operations at such location, and for each, the next in command;

(f)                                   changes in applicable practice and procedures relating to security, control, reporting and oversight;

(g)                                  the location of a corresponding disaster recovery site, if any;

(h)                                 a report documenting the annual test of the BC Plan (at a minimum, the report will describe the test plan and scope, test results and remedial activities (if applicable); and

(i)                                     an independent third party report on network penetration and vulnerability assessment of Supplier’s network.

Within [*] following the end of any month in which the above information is changed, Supplier will provide a report of all such changes.

8.3                               Notice of Information Security Problems.

Supplier will immediately, by phone, and promptly in writing (but in no event in more than twenty-four (24) hours) thereafter notify all relevant DB Group Members if it becomes aware of:

(a)                                 any breach of the relevant DB Group Member’s information security policies and / or procedures;

(b)                                 any loss of DB Customer Data;

(c)                                  any attempt to obtain unauthorised access, disclosure or use of DB Customer Data; or

(d)                                 any attempt to alter and destroy any DB Customer Data.

The notice referred to in paragraph [*] will include steps taken or planned to be taken by Supplier to remedy the situation.

Supplier will immediately, upon notice from any DB Group Member of:

(a)                                 any attempt to alter and destroy any DB Customer Data;

(b)                                 any breach of the relevant DB Group Member’s information security procedures;

(c)                                  any loss of DB Customer Data;

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(d)                                 any attempt to obtain unauthorized access, disclosure or use of DB Customer Data; or

(e)                                  any attempt to alter and destroy any DB Customer Data,

take all necessary steps to remedy and provide DB with updates on Supplier’s progress on a daily or other periodic basis reasonably specified by DB.

8.4                               U.S. Foreign Corrupt Practices Act and Other Regulations.

Supplier represents, covenants, and confirms that it is aware of and understands the U.S. Foreign Corrupt Practices Act (“FCPA”), the U.S. Export Administration Regulations (“EAR”), the U.S. Anti-Boycott regulations, and the various U.S. economic sanctions programs concerning certain countries and individuals administered by the U.S. Treasury Office of Foreign Assets Control (“OFAC”).  Supplier undertakes to refrain from any activity in connection with this Agreement that would constitute a violation by DB of the provisions of the FCPA, the EAR, the Anti-Boycott regulations, OFAC sanctions programs, or any other applicable law regardless of U.S. jurisdiction over such activity.  Supplier further represents, covenants, and confirms that, at all times during the term of this Agreement, it will keep itself apprised of any amendments, changes or other modifications to the FCPA, EAR, the Anti-Boycott Regulations, and OFAC sanctions.

Supplier, the officers, directors, employees, and agents thereof, and any owner or shareholder thereof acting on Supplier’s behalf, shall use only lawful and ethical business practices in performing this Agreement.  In performing this Agreement, neither Supplier nor any of its officers, directors, employees, agents, or shareholders acting on its behalf shall give, offer, pay, promise to pay, or otherwise authorize the payment of, directly or indirectly, any money or anything of value to any Foreign Official (as defined below) for the purpose of influencing any act or decision of such official or of the government or to secure any improper advantage in obtaining or retaining business for or with, or directing business to, any person (any such act being a “Prohibited Payment”).  A Prohibited Payment does not include:

(a)                                 modest facilitating payments to low-level government employees for the purpose of expediting a service or routine administrative action ordinarily performed by such employees (e.g., obtaining routine permits and licenses, routine visas, mail, waste-removal, utility services, routine movement of cargo, or scheduling inspections); provided that (1) the recipient of such service or action is entitled to receive such service or action and (2) the payment is customary, appropriate, and permissible under local law and any other applicable law; or

(b)                                 the payment of reasonable and bona fide expenditures, such as travel and lodging expenses, that are directly related to the promotion, demonstration, or explanation of products or services, or the execution or performance of a contract with a foreign government or agency thereof; provided that the payment is permissible under local law and any other applicable law.

A “Foreign Official” means (1) any officer or employee of a non-United States government or any department, agency, or instrumentality thereof (including any entity that is majority-owned or otherwise controlled by any of the foregoing), or of a public international organization, or any person acting in an official capacity for or on behalf of any such government or department, agency, or instrumentality, or any such public international organization, or (2) any non-United States political party or official thereof or any candidate for non-United States political office.

For purposes of this Article only, a person or entity has “knowledge” if it is aware, is aware of a high probability, or has a firm belief that someone is engaging in certain conduct, that a certain circumstance exists, or that a certain result is substantially certain to occur.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

To Supplier’s knowledge, neither Supplier nor any officer, director, employee, agent, owner, or shareholder thereof acting for or on behalf of Supplier has paid, offered, promised to pay, or authorized the payment of, directly or indirectly, any Prohibited Payment.

Supplier warrants and covenants that, as of the Effective Date, none of its officers, directors, employees, agents, owners or shareholders who act for or on behalf of Supplier are (or will become while such an officer, director, employee, agent, owner, or shareholder) a Foreign Official and that, if after the Effective Date and to the knowledge of Supplier, any such persons become a Foreign Official, then Supplier will promptly inform DB of this event in writing.  Such written notification is to be provided so that DB and Supplier may consult to determine in good faith whether such circumstance may constitute a violation of applicable law on the part of DB.

Notwithstanding any other provision of this Agreement, Supplier will notify DB in writing if Supplier has or should have any reason to suspect that a breach of any of the representations and warranties in this paragraph 8.4 has occurred or may occur.

After closing, Supplier will institute or maintain, as the case may be, an appropriate compliance and training program to detect and prevent the violation or avoidance of any of the obligations created by the provisions of this paragraph 8.4.  Supplier further agrees that, as may be requested by DB, any officers, directors, employees, agents, owners, shareholders acting on Supplier’s behalf, or other persons working for or with Supplier to provide services under this Agreement, shall attend compliance training provided by or on behalf of DB at a mutually agreeable time and place.

Supplier covenants that it will obtain completed compliance certifications from all officers, directors, employees, agents, owners, shareholders or other persons working for or with Supplier to provide Services under this Agreement.  The completed compliance certificates shall state that the person executing the certificate is aware of, understands, and has complied with the FCPA, the EAR, the U.S. Anti-Boycott regulations, and OFAC sanctions in providing services under this Agreement.  Supplier will provide these certifications to DB as may be requested by DB and will modify said certifications as required by DB and agreed by Supplier.

In the event DB has reason to suspect that a breach of any of the representations or warranties in this paragraph 8.4 has occurred or will occur, DB may delay execution of any relevant Framework Service Description and withhold any payment until such time as DB has received confirmation to its satisfaction that no breach has occurred or will occur.  DB shall not be liable to Supplier for any claim, losses, or damages whatsoever related to DB’s decision to delay closing or withhold any payment under this provision.  DB may, at any time, terminate this Agreement or any relevant Framework Service Description immediately upon written notice in the event DB concludes, in its sole opinion, that Supplier has breached any of the representations or warranties in this paragraph 8.4 or otherwise failed to meet its obligations under this paragraph 8.4.

Supplier shall indemnify, defend and hold DB harmless against any and all claims, losses, or damages arising from (i) the termination of this Agreement or any Framework Service Description pursuant to paragraph 8.4.9, above, and (ii) the conduct of Supplier or any of its officers, directors, employees, agents, owners, shareholders or other persons working for or with Supplier to provide Services under this Agreement that constitutes a violation of the representations and warranties contained in this paragraph 8.4 or that led to such termination.

In no event shall DB pay, give, lend, reimburse, or otherwise provide Supplier or any person or entity designated by Supplier with any form of cash currency, and in no event shall Supplier ask DB to do so.

In no event shall DB be obligated under this Agreement to take any action or omit to take any action that DB believes, in good faith, would cause DB to violate any

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

applicable law or any U.S. laws, including without limitation the FCPA, the EAR, the U.S. Anti-Boycott Regulations, and OFAC sanctions.

9.                                      CONFIDENTIALITY PROVISIONS

9.1                               This paragraph is intended to reflect the understanding of the Parties that the transactions contemplated by this Agreement and any transaction with respect to which Services are provided have not been, and will not be, offered under “conditions of confidentiality,” as that phrase is used in section 1.6011-4(b)(3) of the U.S. Treasury Regulations and any successor regulation section, and in any state or local law or regulation incorporating all or part of such section, and will be interpreted in a manner consistent therewith.

9.2                               Notwithstanding anything contained in this Agreement, any amendments to this Agreement, or any other document, agreement or understanding relating to the transactions or Services contemplated by this Agreement (including any Framework Service Description):

Supplier, on behalf of itself and its affiliates, acknowledges and agrees that neither it nor any of its affiliates (not any person acting on behalf of such Party or affiliate) has placed, or will place, a limitation of any kind (whether legally binding or not) on disclosure by any DB Group Member or any of its affiliates of the U.S. federal, state, or local tax treatment of the transactions contemplated by this Agreement, any Framework Service Description or of any transactions with respect to which Services are provided, or of any materials of any kind (including opinions or other tax analyses) provided to any DB Group Member or its affiliates that relates to such tax treatment or tax structure; and

the DB Group is, accordingly, authorised to disclose to any and all persons, beginning immediately upon commencement of discussions regarding the transactions contemplated by this Agreement or any transactions with respect to which Services are provided, as the case may be, and without limitation of any kind, such tax treatment, tax structure, and materials.

9.3                               For the purposes of this paragraph, “tax treatment” means the purported or claimed tax treatment of the transaction, and “tax structure” means any fact that may be relevant to understanding the purported or claimed tax treatment of the transaction.

9.4                               This paragraph applies only to the tax treatment and tax structure (or materials authorised to be provided relating thereto) of the transactions contemplated by this Agreement and any transactions with respect to which Services are provided and does not permit disclosure of any other information.

9.5                               Nothing herein is intended to imply that any Party (or in the case of DB, the other DB Group Members) or any employee, representative or other agent of either Party (or, in the case of DB, the other DB Group Members) has made or provided to, or for the benefit of, the other Party (or, in the case of DB, the other DB Group Members) any oral or written statement as to any potential U.S. federal, state or local tax consequences that are related to, or may result from, the transactions contemplated by this Agreement or any transactions with respect to which Services are provided.

9.6                               No Party provides accounting, tax or legal advice, and each Party has consulted, or will consult, its own advisors regarding its participation in such transactions.

10.                               REMEDIES

10.1                        Notwithstanding anything in this Agreement or any Framework Service Description to the contrary, any relevant DB Group Member has the right to terminate any Services with Supplier immediately without penalty for material failure of Supplier to comply with its obligations concerning Confidential Information and DB Customer Data in respect of those Services.  The Parties agree that such termination will be deemed to be termination for cause.  Supplier acknowledges that the unauthorised disclosure of Confidential Information and DB Customer Data is likely to cause irreparable injury to a DB Group Member and that, in the event of a violation or threatened violation of any of these obligations, the DB Group Member will have no adequate remedy at law and will therefore be entitled to enforce each such obligation by temporary or permanent injunctive or mandatory relief obtained in any

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

court of competent jurisdiction without the necessity of proving damages or the adequacy of money damages, posting any bond or other security, and without prejudice to any other rights and remedies which may be available at law or in equity.

11.                              SURVIVAL OF OBLIGATIONS ON TERMINATION

11.1                        Notwithstanding any other provision in this Agreement or any Framework Service Description to the contrary, Supplier’s obligations concerning Confidential Information and DB Customer Data, and paragraphs 6, 7, 8, 10, 11 and 12 of this Schedule will survive termination or expiration of this Agreement.

12.                               CONFLICTS WITH PROVISIONS OF ENGLISH LAW

12.1                        In relation to any US Services, Part two of this Schedule will be governed by the applicable federal Laws of the United States and the applicable Laws of the State of New York (“US Law”).

12.2                        In relation to any US Services, all US federal Laws which may be applicable will be interpreted in accordance with the applicable US Law.

12.3                        In relation to any US Services, any term of this Agreement or Framework Service Description which relates to:

the confidentiality of Confidential Information; or

data protection;

will be governed by English law save that: (i) such governing law will be supplemented by the applicable US law; and (ii) to the extent of any inconsistency or conflict between English law and the applicable US law, leading to a violation of the applicable US law if English law is applied, the applicable US law will take precedence.

13.                               CHANGES IN SUPPLIER CAPABILITY

13.1                        Supplier will notify each relevant DB Group Member immediately of any organisational, security-related, or other changes that materially affect the ability of Supplier to perform its obligations under this Agreement, including Supplier’s ability to comply with the relevant DB Group Member’s information/technology control or privacy policies.

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

PART THREE

SPECIFIC REGULATORY REQUIREMENTS/PERSONAL ACCOUNT DEALING

14.                               GENERAL

14.1                        Supplier will limit its activities under a particular Framework Service Description to the provision of the Services described in such Framework Service Description.

14.2                        When Supplier or any Personnel becomes aware that any Services are or may be requisitioned by any DB Group Member which exceed the scope of the Agreement or any Framework Service Description then Supplier will notify the DB Group Member’s Authorised Representative immediately and the DB Group Member and Supplier will clarify and realign the Services accordingly.  Supplier will not be required to perform the relevant Services until the service has been clarified and realigned (where necessary) and the written authorisation of the DB Group Member’s Authorised Representative has been obtained.

15.                               CONFIDENTIALITY

15.1                        Supplier will procure that Personnel confine their contact and communication with the DB Group Members to the DB Personnel to whom the Services are directly provided or as otherwise described more particularly in a Framework Service Description.

15.2                        Supplier will procure that Personnel involved in providing the Services will not discuss the details of the Services being provided with anyone outside of the relevant DB Personnel to whom the Services are directly provided or outside of Supplier’s organisation, and within Supplier’s organisation only in accordance with clause 19 (Confidentiality).  Additionally Supplier must not, and will procure that the Personnel who have assisted in the provision of Services or Deliverables will not, use such information or pass such information to others who might use that information to trade in the subject security.

16.                               COMMUNICATION WITH CLIENTS

16.1                        Supplier will procure that Personnel will not contact any DB Group Member third party client with respect to the Services unless authorised in writing by the relevant DB Group Member Authorised Representative or explicitly agreed in a Framework Service Description.

17.                               PERSONAL ACCOUNT DEALING

17.1                        This paragraph 17 is applicable to Personnel who are involved in providing the Services to DB where those Services are reasonably considered to relate to securities or other financial instruments, and/or who have access to potential insider information through the course of providing the Services to DB.

17.2                        Where this paragraph 17 applies a member of the Personnel will need to request permission from Supplier to trade securities or other financial instruments (the “Personnel Dealing”), Supplier will:

procure that such member of the Personnel confirms in writing that he or she has complied, and will comply, with all applicable insider dealing and/or market abuse Laws, regulations, guidelines and industry standards;

refer such request to Supplier’s compliance department to assess whether or not to approve or disprove the trade;

procure that its compliance department will refuse a request to trade where such request relates to:

(a)                                 a company to which Supplier has provided services in the three (3) month period

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

preceding the request;

(b)                                 funds issued by such company;

(c)                                  affiliated companies of such company, or

(d)                                 business partners of such company,

and procure that such member of the Personnel acts in accordance with Supplier’s compliance department’s assessment.

17.3                        Supplier will implement, operate and maintain appropriate systems and controls to provide for relevant monitoring and initial approval or disapproval of Personnel Dealing.

17.4                        Supplier will also implement and maintain a disciplinary procedure to address any breaches by any member of its Personnel accompanied by a notification procedure for informing the relevant DB Group Member(s) of any relevant breaches by such Personnel.

18.                               PROHIBITION OF INSIDER DEALING

18.1                        Supplier shall not and shall ensure that its Personnel do not:

make use of inside information to acquire or dispose of insider securities for its/their own account or for the account or on behalf of a third party;

disclose or make available inside information to a third party without the authority to do so; or

recommend on the basis of inside information, that a third party acquire or dispose of insider securities, or to otherwise induce a third party to do so.

19.                               PROHIBITION OF MARKET MANIPULATION

19.1                        Supplier shall not and shall ensure that its Personnel do not:

supply untrue or misleading information concerning circumstances that are of crucial importance for the valuation of financial instruments or withhold such information in contravention of statutory provisions, if the provision or withholding of the information has the potential to influence the domestic stock exchange or market price of a financial instrument or the price of a financial instrument on an organised market in another member state of the European Union or another signatory to the Agreement on the European Economic Area;

initiate transactions or issue purchase or sell orders that have the potential to generate untrue or misleading signals affecting supply, demand or the stock exchange or market price of financial instruments or creating an artificial price level; or

execute any other deceptive act that has the potential to influence the domestic stock exchange or market price of a financial instrument or the price of a financial instrument on an organised market in another member state of the European Union or another signatory to the Agreement on the European Economic Area.

19.2                        Paragraph 19.1 of this Schedule applies to financial instruments that:

are admitted to trading on a German stock exchange or traded on the regulated market (Geregelter Markt) or the regulated unofficial market (Freiverkehr); or

admitted to trading on an organised market in another member state of the European Union or another signatory to the Agreement on the European Economic Area.

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Securities will be deemed admitted to trading on an organised market or traded on the regulated market (Geregelter Markt) or the regulated unofficial market (Freiverkehr) if the application for such admission or for such trading has been made or publicly announced.

20.                               INSIDER LIST

20.1                        If Supplier or its Personnel are provided with inside information or obtain access to inside information, Supplier will comply, and will procure that its Personnel comply, with all Laws regarding such inside information.  In particular, Supplier will maintain an insider list which fulfils the applicable Laws which Supplier will provide to any relevant DB Group Member and the competent Regulators upon request.

20.2                       Supplier acknowledges that, where applicable, any DB Group Member may place Supplier on its “Insider List”.

21.                               CHINESE WALLS AND CONFLICTS OF INTEREST

21.1                        Supplier will, in accordance with Regulatory Requirements, take appropriate measures to ensure that any internal exchange within Supplier’s organisation of information which is disclosed to Supplier or which Supplier gains access to in exercising its duties under this Agreement and any Framework Service Description is carried out strictly on a need-to-know basis.

21.2                        In order to prevent any possible conflict of interest among the Personnel, Supplier will provide for their separation, including (without limitation) by using “Chinese Walls” where necessary.  In particular, Supplier will ensure that Personnel in the departments that are providing Services to any DB Group Member will only disclose DB Confidential Information to other departments within Supplier’s organisation to the extent necessary for Supplier to fulfil its obligations under this Agreement and the relevant Framework Service Description.  In case of any doubt, Supplier will obtain written approval from the DB Group Member in question before making such disclosure.

21.3                        Similarly, where Supplier has Personnel who in the course of their employment are engaged to work on both the Services for DB as well as services for another Supplier customer or where that person reports to another member of Supplier’s Personnel who is responsible for the services of another Supplier customer, Supplier will notify the relevant DB Group Member as soon as possible.  The relevant DB Group Member will after such notification determine whether or not any conflict of interest exists or may arise and will notify Supplier accordingly.  In the event that the relevant DB Group Member reasonably determines that a conflict of interest exists or may possibly arise, Supplier will cause the relevant Personnel not to start or immediately cease to carry on any activity determined by that DB Group Member as conflicting or likely to give rise to a potential conflict.

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

PART FOUR

AUDIT RIGHTS AND RECORDS RETENTION

22.                              AUDIT RIGHTS AND RECORDS RETENTION

22.1                        Supplier will make, keep secure and maintain accurate records and accounts relating to:

the fees and expenses charged by Supplier to any DB Group Member for the Services;

records relating to the provision of the Services; and

the existence and adequacy of Supplier ‘s internal control environment.

22.2                        Supplier will on request, provide each relevant DB Group Member and the relevant DB Group Member’s internal and external auditors (“Auditors”) and Regulators as the relevant DB Group Member may from time to time designate, with all reasonable assistance and will grant them [*].

22.3                        At any relevant DB Group Member’s request, Supplier will attend review meetings with the relevant DB Group Member concerning the results of any audit, and subject to receipt of a Change Request (if applicable, in accordance with clause 17 (Variation, Amendment and Change Control)), will make all reasonable changes required by, and take any other action necessitated by any audit or inspection.  Where the action is required to: (i) correct any failure of the Services to meet the Standards; or (ii) correct any other failure by Supplier to comply with any of its obligations under this Agreement, Framework Service Description and/or Statement of Work, Supplier will implement the action at no additional Charge to DB.  In all other circumstances, the Parties will adhere to the Change Control Procedure and thereafter Supplier will promptly implement such recommendations.

22.4                        [*].

22.5                        Supplier will, to the extent necessary within the scope of this Agreement or any Framework Service Description or to comply with the requirements of a Regulator, release its internal auditors as well as any persons carrying out any external audits, the conduct of which is either prescribed by law or ordered by a Regulator, from all confidentiality obligations vis-à-vis the relevant DB Group Member and the auditors appointed by the relevant DB Group Member or a Regulator.

22.6                        [*].

22.7                        Each relevant DB Group Member and Supplier will co-operate in good faith to amend this Agreement and/or Framework Service Description and to effect changes to the Services to be rendered hereunder if and to the extent necessary to comply with changes in applicable law or requirements of any Regulator.  Such changes will be dealt with in accordance with clause 17 (Variation, Amendment and Change Control).

22.8                        Supplier will procure that each agreement it enters into with its subcontractors in accordance with this Agreement permits the relevant DB Group Member and its Auditors and Regulators to exercise the rights set out in this paragraph 22.

[*]

[*]

22.9                        If as a result of any DB Group Member’s exercise of its rights under this paragraph 22 it is found that Supplier has failed to perform any of its obligations under this Agreement or any Framework Service Description, the DB Group Member may make these findings available to Supplier and, in such case, Supplier will respond promptly to the issues raised and, at its cost, implement any

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

changes necessary to address the findings.  If necessary, the DB Authorised Representative and the Supplier Authorised Representative will meet promptly after the DB Group Member has received Supplier’s response and use their Commercially Reasonable Efforts to agree a remedial plan and a timetable for achievement of the planned actions and/or improvements.

22.10                 For the avoidance of doubt, any inspection or audit, or failure to inspect or audit, will not in any way release Supplier or the DB Group Member from their respective obligations under this Agreement.

22.11                 If, as a result of an audit on the accuracy of the invoices for the Charges, it is determined that Supplier has overcharged any DB Group Member, the DB Group Member will notify Supplier of the amount of such overcharge with supporting documentation and upon confirmation by Supplier that an overcharge occurred, Supplier will promptly credit to the DB Group Member the amount of the overcharge in the next invoice, plus simple interest, calculated from the date of receipt by Supplier of the overcharged amount until the date of credit to the DB Group Member, at LIBOR.

22.12                 If an audit by Supplier’s internal or external auditors raises any issues in respect of the Services, Supplier will promptly provide to the relevant DB Group Member all relevant extracts of the audit report.

22.13                 Until the latest of:

three (3) years after termination or expiration of the relevant Framework Service Description;

the date upon which all pending matters relating to the relevant Framework Service Description (including any disputes) are closed; or

the date upon which the information is no longer required to meet requirements of Regulators or applicable law or the DB Group’s records retention policies as disclosed by any DB Group Member to Supplier (as such policies may be adjusted from time to time),

Supplier will maintain and provide access upon reasonable notice and written request to the records, documents and other information required to meet the DB Group’s audit rights under this Agreement or any Framework Service Description.  To the extent that Supplier is required to maintain records under this Agreement or any Framework Service Description, Supplier will maintain such records so that they are kept up-to-date, are accurate and are complete.

22.14                 The records Supplier will retain under paragraph 22.13 include:

access records, including records and logs related to authentication and authorisation;

records related to physical access to Supplier’s premises;

network diagrams (including addresses and device names);

any records and logs related to account creation, modification and deletion;

firewall logs;

application logs; and

written or electronic communications relating to the Services between Supplier and any DB Group Member, members of the public or (unless prohibited by a Regulator) Regulator or external auditors.

22.15                 Supplier’s obligations under this paragraph 22 are limited to those records that relate to the Services.

22.16                 Where Supplier maintains any DB Data to comply with any applicable law, and with respect to computer applications, Supplier will:

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

protect the integrity and security of such data in accordance with the DB’s security policies; and

store DB Data in accordance with relevant laws, including any interpretations of such laws determined by any relevant DB Group Member in good faith and notified to Supplier.

22.17                Before destroying or otherwise disposing of any information retained under this paragraph 22, Supplier will provide the DB Group Member’s Authorised Representative of an affected Framework Service Description with [*] prior notice, and Supplier will offer that relevant DB Group Member’s Authorised Representative the opportunity to recover such information by other means or to request Supplier to deliver such information to the relevant DB Group Member, with the relevant DB Group Member paying the out-of-pocket expenses of Supplier in respect of such delivery.  Where Supplier is authorised to destroy or otherwise dispose of any information retained under this paragraph 22, in accordance with clause 19.6.2, it will certify in writing to the relevant DB Group Member that this has been done in a manner such that no DB Confidential Information contained in the relevant information is discoverable during or after destruction or disposal.

22.18                 Without limitation to any rights specified elsewhere in this Agreement or any Framework Service Description, paragraph 22.9 will not be deemed to grant Supplier any additional rights to use the records and documents retained.

22.19                 If Supplier changes the format or system it uses to store data, Supplier will ensure that it retains the capability to recover data stored using any previous format or system.

22.20                 If Supplier is providing Services to a DB Group Member in the United States, or to DB entities registered, incorporated or with their head office in the United States, Supplier will also comply with the obligations set out in part two of this Schedule.

23.                               RECORDS RETENTION

23.1                        Until the latest of:

ten (10) years after the creation of the Relevant Record;

the date upon which all pending matters relating to this Agreement or any Framework Service Description (e.g. disputes) are closed; or

the date upon which the information is no longer required to meet requirements of Regulators or applicable law and regulations or DB Group records retention policies as disclosed by a DB Group Member to Supplier (as such policies may be amended from time to time),

(the “Retention Period”), Supplier will, and will ensure that each of its subcontractors will, keep or cause to be kept up-to-date, complete and accurate Relevant Records.

23.2                        Where Supplier maintains any Relevant Records to comply with any applicable laws and regulations, and with respect to computer applications, Supplier will:

protect the integrity and security of such Relevant Records in accordance with DB Group Security Policies; and

store such data in accordance with relevant applicable laws and regulations, including any interpretations of such laws and regulations determined by the relevant DB Group Member in good faith and notified to Supplier.

23.3                        Supplier will ensure that any software, hardware and any documentation, including maintenance documentation, required to retrieve and read any Relevant Record (“Retrieval Systems”) is retained until the expiry of the Retention Period, or provide for recopying, reformatting and other necessary maintenance to ensure the availability and usability of those Relevant Records until the expiry of the Retention Period.

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

23.4                        Upon expiry of any of the obligations under paragraph 23.1, before destroying or otherwise disposing of any Relevant Records or Retrieval System, Supplier will provide the DB Group Member’s Authorised Representative of an affected Framework Service Description with [*] prior notice, and Supplier will offer that relevant DB Group Member’s Authorised Representative the opportunity to recover such Relevant Records or Retrieval System by other means or to request Supplier to deliver such Relevant Records or Retrieval System to the relevant DB Group Member.  Where Supplier is authorised to destroy or otherwise dispose of any information retained under this paragraph 23, in accordance with clause 19.6.2, it will certify in writing to the relevant DB Group Member that this has been done in a manner such that no DB Confidential Information contained in the Relevant Records or Retrieval System is discoverable during or after destruction or disposal.

23.5                        Without limitation to any rights specified elsewhere in this Agreement or any Framework Service Description, this paragraph 23 will not be deemed to grant Supplier any additional rights to use any Relevant Records other than in accordance with this Agreement.

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 9
(Change Control Procedure)

1.                                      INTRODUCTION

1.1                               The parties agree that all Changes will be made in accordance with the procedures set out in this Schedule.

1.2                               Changes will not give rise to any Charges or any change to any of the Charges except as agreed in accordance with the Charge Review Procedure.

1.3                               Change Requests may be initiated by either party and will be documented as a change control note (CCN).  Where DB requests a Change, Supplier will prepare a CCN in accordance with DB’s instructions and the relevant procedure set out in this Schedule.

2.                                      CHANGE CLASSIFICATION

2.1                               Change Classification

2.2                               Changes may be classified as Procedural Changes or Significant Changes in accordance with this paragraph 2.  The type of Change will determine which procedure applies to the assessment and implementation of that Change.

[*]

2.3                               Change Control Procedure

There are two procedures for the implementation of Changes:

(a)                                 the Procedural change management procedure, is described in each Framework Service Description and is intended to be a streamlined process for the implementation of Procedural Changes; and

(a)                                 the Significant Change Control Procedure, described in paragraph 3 below, which is the procedure which applies to any Significant Change.

[*]

[*]

[*]

3.                                      SIGNIFICANT CHANGE CONTROL PROCEDURE

[*] [3 pages]

4.                                      APPROVAL

4.1                               Prior to submission of the completed CCN to DB, Supplier will undertake its own internal review of the proposal and obtain all necessary internal approvals.  As a part of this internal review process, Supplier will consider the materiality of the proposed Change in the context both of the Services affected by the change and the effect on this Agreement that may arise from implementation of the Change. For greater certainty, such review is not intended to replace an impact analysis.

4.2                               DB may accept or reject the CCN in whole or in part.  Where DB requires Supplier to resubmit the CCN, DB will provide reasonable detail to Supplier of the parts of the CCN that do not meet with its approval, setting out reasons for such rejection.  The parties will negotiate in good faith on those matters in the CCN that do not meet with DB’s approval. Supplier will not

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

unreasonably withhold its consent to any Significant Change requested by DB.

4.3                               Once agreed, the CCN will be authorised in accordance with the governance levels set out in the relevant Framework Service Description and, as a minimum, the CCN will be signed off by two of the Authorised Representatives set out in the Framework Service Description.

4.4                               If Supplier proceeds with a Significant Change without DB’s prior written authorisation, such Significant Change will be entirely at Supplier’s cost and risk (and DB may require Supplier to undo the Significant Change at Supplier’s expense), except in emergencies where immediate risk of loss or damage to either party exists; however in such case, Supplier will notify DB as soon as practicable after implementation of the Significant Change.

4.5                               For the avoidance of doubt a Significant Change will not be deemed acceptable unless agreed upon in writing by the respective authorised signatories of the parties.

5.                                      CHANGE MANAGEMENT

[*]

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 10
(Exit Management and Termination Assistance)

1.                                      INTRODUCTION

1.1                              This Schedule describes the procedure for agreeing on and implementing the Exit Management Plan in the event of the expiry or termination of the relevant Framework Service Description. In this Schedule, a reference to the relevant DB Group Member includes any other person or persons nominated by the relevant DB Group Member, including any Replacement Service Provider appointed by the relevant DB Group Member or any other DB Group Member to replace Supplier for the Removed Services.

1.2                               Supplier acknowledges that the uninterrupted transfer of the Removed Services to the relevant DB Group Member or a Replacement Service Provider is critical to the relevant DB Group Member and its business.

2.                                      GENERAL STRUCTURE OF THE TERMINATION ASSISTANCE

2.1                               The overall timeline of the transition of the Removed Services to the relevant DB Group Member or a Replacement Service Provider will consist of the following three key dates during the Handover Period:

the effective date of termination or expiry of the relevant Framework Service Description (the “Handover Start Date”);

the date upon which the Removed Services will cease to be delivered “as usual” in accordance with the terms of this Agreement and the relevant Framework Service Description, including the Service Levels, and on which date the transition of the Removed Services to the relevant DB Group Member or a Replacement Service Provider will commence in accordance with the Exit Management Plan (the “Exit Start Date”); and

the completion date of the Exit Management Plan, defining the end of the exit project (the “Handover Completion Date”).

2.2                               The period between the Exit Start Date and the Handover Completion Date is the “Exit Period”.  The performance of the Removed Services by Supplier after the Exit Start Date and the performance (both before and after the Exit Start Date) of the Exit Management Plan and the other obligations of Supplier under this Schedule will comprise the “Termination Assistance Services”.

2.3                               The Parties agree that the following principles will apply to the Termination Assistance Services:

Supplier will ensure that it is able to perform the Removed Services in accordance with the terms of this Agreement and the relevant Framework Service Description, including the Service Levels, during the entire Handover Period.

Supplier will perform the Removed Services “as usual” in accordance with the terms of this Agreement and the relevant Framework Service Description until the relevant Exit Start Date (there may be multiple Exit Start Dates in any Handover Period if the relevant DB Group Member is adopts a “phased” approach to the handover; and

the relevant DB Group Member will continue to pay the Charges for the Removed Services until the Exit Start Date; and

upon notice from the relevant DB Group Member to Supplier of a delay in the transition of the Removed Services from Supplier to the relevant DB Group Member or a Replacement Service Provider, Exit Start Date and the Handover Completion Date will be automatically postponed by the time period of such delay; and

Supplier will continue to deliver Services which are not Removed Services “as usual” in accordance with the provisions of this Agreement and the relevant Framework

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Service Description, including the Service Levels.

2.4                               The Termination Assistance Services will, as a minimum, include the following:

Supplier will fully update the Business Process Description and make the same available to each relevant DB Group Member prior to the first Exit Start Date;

Supplier will co-operate fully with each relevant DB Group Member, a Replacement Service Provider or other relevant service provider including by providing all co-operation and assistance necessary to effect an orderly transition;

Supplier will make available to each relevant DB Group Member and any Replacement services Provider all relevant information used in connection with Supplier’s provision of the Removed Services including written specifications, standards, operating procedures and systems used in its provision of the Services;

services required for the transition-back of the Removed Services to the relevant DB Group Member or a Replacement Service Provider, minimising interruption of the Removed Services;

the dedication of sufficient time and resources to ensure an adequate transfer of the Removed Services to the relevant DB Group Member or a Replacement Service Provider;

the provision of knowledge transfer services in accordance with paragraph 7;

the provision of support and assistance reasonably required by the relevant DB Group Member to interpret the DB Data and assume responsibility for management and processing of the DB Data, in accordance with paragraph 12;

documenting and delivering object libraries, reference files and software tools used to provide the Removed Services and delivering the existing systems support profiles, monitoring or system logs, problem tracking/resolution documentation and status reports and any other items noted for documentation and delivery in the Exit Management Plan; and

work likely to be in progress as at the Exit Start Date, steps required to document the current status, stabilise for continuity during the Exit Period, and provide such reasonable training to achieve transfer of responsibility with minimised loss of momentum or adverse impact on project timetables.

2.5                               If any DB Group Member requires further assistance from Supplier over and above the requirements set out above and those in the Exit Management Plan (such requirements being “Basic Requirements”) (for example working alongside a Replacement Service Provider for a period of time) then Supplier will, at the same rates set out in the relevant Framework Service Description, promptly provide all such other assistance reasonably requested by that DB Group Member.  For the avoidance of doubt the Basic Requirements will (where relevant) fall within those services provided by the Personnel agreed to be allocated to the Framework Service Description in question at the time of its termination or expiry and DB Group shall not be charged for additional Personnel in respect of the Basic Requirements.

2.6                               The Parties agree that responsibility to deliver the Removed Services will transfer from Supplier to the relevant DB Group Member or the Replacement Service Provider from the Exit Start Date.  For the avoidance of doubt, notwithstanding the transfer of responsibility for the Removed Services from Supplier on the Exit Start Date, Supplier will remain responsible for its tasks and activities under the Exit Management Plan (including any support and assistance in relation to the delivery of the Removed Services) in accordance with this Schedule.

3.                                      OBJECTIVES OF THE EXIT MANAGEMENT PLAN

3.1                               The purpose of the Exit Management Plan is to:

enable Supplier to cease supplying the Removed Services;

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

minimise any disruption or deterioration of the Removed Services or failure to achieve service levels similar to the Service Levels relating to the Removed Services during the Exit Period; and

detail the Termination Assistance Services to enable a successful transfer to a Replacement Service Provider, or to enable a transfer back in-house to a DB Group Member with no disruption to Removed Services delivery quality or to any DB Group Member’s business.

4.                                      MINIMUM REQUIREMENTS OF EXIT MANAGEMENT PLAN

4.1                               The Exit Management Plan will, as a minimum:

detail how the Removed Services will transfer to the DB Group Member or the Replacement Service Provider, including processes, deliverables, documentation, data transfer, systems migration, security and the segregation of the DB Group Member’s or Replacement Service Provider’s technology components from any technology components run by Supplier or its subcontractors (where applicable);

detail the scope of the Termination Assistance Services, and the manner in which they will be provided during the Exit Period;

provide a timetable, process and specify critical controls for conducting the Termination Assistance Services, including all transfer and cessation processes;

without limiting paragraph 4.1.2, detail how knowledge transfer in accordance with paragraph 7 will take place;

without limiting paragraph 4.1.2, describe how Supplier will enable service continuity until the Exit Start Date, including a description of potential risks and a contingency plan;

list those third party contracts relating to the provision of the Services (whether for software, data or otherwise) which Supplier has the benefit of and which DB Group requires to be transferred to the relevant DB Group Member (“Transferred Contracts”);

describe how the Optioned Hardware referred to in paragraph 9 and the Transferred Contracts referred to in paragraph 11.4 will be transferred to the relevant DB Group Member;

set forth operational information relevant to enable successful transfer of the Removed Services, including information with respect to:

(a)                                 charge models, processes and procedures and performance histories;

(b)                                 current book values of assets and details on contracts with third party contractors related to these assets if entered into exclusively for DB and subject to applicable confidentiality obligations;

(c)                                  actual Service Levels and information on historical performance for each Removed Service component, over the proceeding twelve (12) months; and

(d)                                 other DB-specific information as is reasonably necessary to enable DB to draft a request for proposal(s) for the provision of the Removed Services or for its designee to conduct due diligence relating to the whole or a portion of the Removed Services.

describe how Supplier Materials and Third Party Materials will be made available to the relevant DB Group Member;

describe how DB Material and DB Proprietary Software in the possession or control of Supplier and/or subcontractors will be returned or destroyed in accordance with clause

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

19.6.2 (Confidential Information) and 28.5.6 (Term and Termination) of the Agreement;

require each Party to appoint an exit manager (each, an “Exit Manager”), who will be responsible for ensuring that each Party’s employees, agents and subcontractors comply with this Schedule and the Exit Management Plan, and for liaising with the other Party on the implementation of the Exit Management Plan;

provide details of Personnel and other resources who will provide the Termination Assistance Services, including the management structure Supplier proposes to follow; and

otherwise be consistent with and address the issues referred to in this Schedule.

5.                                      PROCESS FOR AGREEING THE EXIT MANAGEMENT PLAN

5.1                               Supplier will have overall responsibility for producing, maintaining and updating the Exit Management Plan during the Term in accordance with this Schedule.  The relevant DB Group Member will, and will procure, where relevant, that the Replacement Service Provider will provide such assistance as set out in the Exit Management Plan.

5.2                               Supplier will submit a draft Exit Management Plan to each relevant DB Group Member no later than [*] following the completion of transition (if applicable) or otherwise the Effective Date of the Framework Service Description.  Each relevant DB Group Member will within [*] review the Exit Management Plan submitted by Supplier in order to confirm whether or not the draft Exit Management Plan meets the requirements in this Schedule, and will either:

notify Supplier in writing that it has approved the draft Exit Management Plan; or

notify Supplier in writing that it has not approved the draft Exit Management Plan, detailing which agreed requirements are not met, in which case:

(a)                                 Supplier will, within the timeframe agreed between each relevant DB Group Member and Supplier and at Supplier’s cost, amend the draft Exit Management Plan and resubmit it to each relevant DB Group Member; and

(b)                                 the provisions of this paragraph 5.2 will again apply to the resubmitted draft (and any further redrafts) until each relevant DB Group Member has approved the draft Exit Management Plan.

5.3                               If the Parties cannot agree the Exit Management Plan within [*]of Supplier first submitting the Exit Management Plan pursuant to paragraph 5.2 (the Parties acting reasonably and in good faith), then DB or any relevant DB Group Member will be entitled to terminate the relevant Framework Service Description.

5.4                               The Parties intend that the Exit Management Plan agreed and updated in accordance with this Schedule will leave the actual milestone dates in the plan to be agreed by no later than [*]prior to the Exit Date.  All other details of the Exit Management Plan will be agreed and updated in accordance with paragraphs 5 and 6 of this Schedule.

6.                                      UPDATING THE EXIT MANAGEMENT PLAN

6.1                               Supplier will maintain and update annually (or more frequently at any relevant DB Group Member’s reasonable request in the event of any significant change to the Services, the relevant Framework Service Description, or other significant change in circumstances) the Exit Management Plan during the term of the relevant Framework Service Description to ensure that the Exit Management Plan:

accurately reflects the prevailing practical circumstances in relation to the provision of the Services; and

contains at least the minimum information required under this Schedule, including information regarding the Termination Assistance Start Date, Exit Start Date,

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Exit Completion Date, Exit Period, Termination Assistance Services and the minimum requirements set out in paragraph 4, as such information is updated from time to time.

6.2                               The latest version of the Exit Management Plan, agreed by the Parties in writing, will be the binding version.

7.                                      KNOWLEDGE TRANSFER

7.1                               As part of the Termination Assistance Services, Supplier will:

provide for transfer of knowledge reasonably required for the provision of the Removed Services, including documents on IT architecture and systems interfaces and architectural design;

provide and explain to the relevant DB Group Member and/or the Replacement Service Provider all DB-specific policies, processes, standards and procedures and related operations necessary to facilitate provision of the Removed Services and their transfer to DB, other relevant DB Group Members or the Replacement Service Provider;

provide information and training to DB Personnel and/or a Replacement Service Provider to enable the relevant DB Group Member and the Replacement Service Provider to provide services similar to the Removed Services without disruption and in accordance with service levels similar to the Service Levels;

during normal business days and hours and at the relevant DB Group Member’s election: (i) allow the relevant DB Group Member and any (actual or prospective) Replacement Service Provider reasonable access to Supplier’s premises from which the Services have been ordinarily supplied and the Personnel; and/or (ii) procure that Personnel attend the relevant DB Group Member’s or a Replacement Service Provider’s premises; in each case where necessary to effectively execute the agreed knowledge transfer; and

provide the relevant DB Group Member with the most up to date version of the Business Process Description.

7.2                               The information which Supplier will provide to the relevant DB Group Member and/or the Replacement Service Provider to give to effect to the obligations in paragraph 7.1 (subject to the limitations set out in that sub-paragraph) includes:

copies of procedures and operations manuals, and product information;

copies of Transferred Contracts, including support contact details;

information regarding Services and associated unresolved faults in progress at the commencement of the Exit Period, as well as those expected to be in progress at the Exit Start Date;

information on job profiles of Personnel who are material to providing the Removed Services;

details of physical and logical security processes and tools which will be available to the relevant DB Group Member; and

necessary interface information.

8.                                      BUSINESS CONTINUITY DURING TRANSFER

8.1                               As part of the Termination Assistance Services, Supplier will provide assistance to support DB Group’s requirements for business continuity during the Exit Period, including:

updating and supplying documentation used by Supplier to provide business continuity

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

services, testing procedures and frequencies, redundancy diagrams and plans;

training and informing the relevant DB Group Member of then-current policies and procedures with regard to backup and business continuity;

arranging for additional overlapping coverage or support through the Exit Period to prevent disruption in the event of an outage during that period; and

as requested by the relevant DB Group Member, participating in business continuity testing until [*] after the Exit Period or until a successful test has been completed whichever date is earlier.

9.                                      HARDWARE AND OPTIONED HARDWARE

9.1                               If this Agreement or any of the Services are terminated or expire, the relevant DB Group Member will have the option to obtain all equipment exclusively used by Supplier to perform the Removed Services (the “Optioned Hardware”) at their then-current net book value.

9.2                               If requested by the relevant DB Group Member, Supplier will use its best endeavours to assign to the relevant DB Group Member or a Replacement Service Provider any lease from a third party that Supplier has for equipment used exclusively to perform the Removed Services, or exercise its option to purchase such equipment under the hardware lease and sell the equipment to the relevant DB Group Member at the option exercise price. Supplier will:

use best endeavours to obtain any third party consents;

prepare and execute any bills of sale or assignments; and

do all other things needed to transfer the ownership, or assign the lease, of the equipment as directed by the relevant DB Group Member.

9.3                               As directed by the relevant DB Group Member, Supplier will arrange for the removal, delivery and installation of any DB Group equipment or any other property owned or leased by any DB Group Member used to provide the Removed Services or other equipment or property which is to be transferred to the relevant DB Group Member, which is in Supplier’s possession or control.

10.                               THIRD PARTY MATERIALS

10.1                        Supplier will obtain the relevant DB Group Member’s prior written consent to licensing and maintenance fees and other material licence terms before entering into any licences for third party materials used by Supplier exclusively to provide the Removed Services during the Exit Period.  Supplier will not terminate or fail to renew any licences for any such third party materials during the Exit Period without the relevant DB Group Member’s prior written consent, provided that the relevant DB Group Member will compensate Supplier for all related additional costs with respect to contracts the relevant DB Group Member requires to be extended beyond the Handover Completion Date of the Removed Services.

10.2                        Without prejudice to clause 11 of the Agreement, in addition to any Supplier Material or Third Party Material already available to the relevant DB Group Member, Supplier will provide the relevant DB Group Member with appropriate interface information, code (including source code) and other technical details which are not commercially available and which are reasonably required by the relevant DB Group Member to enable that relevant DB Group Member or Replacement Service Provider to replace any software used in the Removed Services to support (including data cleansing) the continued comprehensive use of any Deliverables, Supplier Material or Third Party Material provided to that DB Group Member under the Services (“Material”).  In respect of the Material, Supplier will grant to the relevant DB Group and any Replacement Service Provider, or, in the case of third party material, will use reasonable endeavours to procure, the grant to the relevant DB Group Member and any Replacement Service Provider, a perpetual, royalty free, irrevocable, transferable licence to use the Materials.  For the avoidance of doubt, for the purpose of this paragraph 10.2, Material shall not include Supplier proprietary material which Supplier warrants that

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

it owns and uses in its provision of services to clients generally (including for the purposes of enhancing efficiencies in its service provision) including the following items which its warrants that it owns being DC ERP, IntHR, DC Management Portal, LuxProject, Promis, Confeedence and 3DMan, which Supplier may be willing to license to the relevant DB Group Member and any Replacement Service Provider (Supplier acting reasonably in its determination) on terms and for a fee to be agreed by Supplier and the relevant licensee.

10.3                        All licences, leases and authorisations granted by or on behalf of the relevant DB Group Member to Supplier and its subcontractors will unless otherwise specified by the relevant DB Group Member be terminated effective from the termination or expiry date of the relevant Framework Service Description.

11.                               THIRD PARTY CONTRACTS

11.1                        Supplier will use best endeavours to arrange that all Transferred Contracts are assignable and/or capable of novation at the request of the relevant DB Group Member or any Replacement Service Provider, without restriction (including any need to obtain any consent or approval) or payment by the relevant DB Group Member or the Replacement Service Provider.

11.2                        Supplier will not, without the relevant DB Group Member’s prior written consent, terminate or vary in a material respect the terms of any Transferred Contract during the Exit Period.

11.3                        At the relevant DB Group Member’s request, Supplier will co-operate in effecting an assignment or novation of the contracts specified in paragraph 11.1 above before the Exit Start Date.

11.4                        Where the Transferred Contracts relate to software or data such materials will also be transferred to the relevant DB Group Member as soon as possible prior to the Exit Start Date and in any event by the time the contracts are novated or assigned to the relevant DB Group Member.

12.                               DB MATERIALS, DATA AND CONFIDENTIAL INFORMATION

12.1                        The Termination Assistance Services will include Supplier providing such support and assistance as the relevant DB Group Member may reasonably require to interpret the DB Material and assume responsibility for management and processing of the DB Material to the extent the DB Material has been modified whilst in the possession or control of Supplier, Supplier Group members or subcontractors.

*                      Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Annex 1 to Schedule 10

EXIT MANAGEMENT TEMPLATE

[Insert ID of Statement of Work]

EXIT MANAGEMENT PLAN

PROJECT NAME:            [Insert project name]

INTRODUCTION:

[Insert short description of the context of work]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

1.                  DESCRIPTION OF SERVICES

1.1.    Description

1.1.1.    Function

[Insert description of the function of Removed Services]

1.1.2.    Client(s)

[Insert the client(s) impacted by Removed Services]

1.1.3.    Business Impact

[Insert description of the business impact of Removed Services]

1.1.4.    Components

[Insert description of the individual components of Removed Services]

1.1.5.    Software Environment

[Insert description of the software environment of Removed Services]

1.1.6.    Hardware Environment

[Insert description of the hardware environment of Removed Services]

1.1.7.    Dependent Applications

[Insert description of the software environment of Removed Services]

1.2.    Specification

[Insert specification of Removed Services]

1.3.    Business Processes

[Insert description of business processes relevant to and impacted by Removed Services]

1.4.    Operating Procedures

[Insert description of operating procedures relevant to Removed Services]

1.5.    Standards

[Insert description of standards relevant to Removed Services]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

2.                  SERVICE TRANSITION AND TERMINATION ASSISTANCE SERVICES

2.1.    Description

[Insert description of how Removed Services will transfer to DB Group Member]

2.2.    Processes

[Insert description of processes involved in the transition of Removed Services to DB Group Member]

2.3.    Timeline

Handover Start Date:	[Insert Handover Start Date]
Exit Start Date:	[Insert Exit Start Date]
Handover Completion Date:	[Insert Handover Completion Date]

Milestone 1:	[Insert handover milestone 1]
Milestone 2:	[Insert handover milestone 2]
…

2.4.    Personnel

2.4.1.    Exit Manager:           [Insert name and corporate title of Exit Manager]

2.4.2.    Termination Assistance Service Personnel:         [Insert names and corporate titles of personnel assigned by Supplier to provide Termination Assistance Services]

2.4.3.    Management Structure:          [Insert management structure among Supplier staff involved in the provision of Termination Assistance Services]

2.5.    Critical Controls

[Insert description of critical controls relevant for conducting Termination Assistance Services]

3.                  SERVICE CONTINUITY DURING TRANSITION

3.1.    Risk Assessment

[Insert assessment and description of potential risks that may arise during the transition phase]

3.2.    Contingency Plan

[Insert contingency plan to counteract the potential risks identified above]

3.3.    Service Continuity Processes

[Insert description of processes needed to ensure service continuity during the transition phase]

3.4.    Overlap Coverage

[Insert description of additional overlap coverage for the Exit Period]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

4.                 SYSTEM MIGRATION

4.1.    System Migration Plan

[Insert plan for system migration]

4.2.    System Migration Processes

[Insert description of processes relevant to the system migration]

4.3.    Decoupling of Removed Service Components from Supplier components

[Insert description on how Removed Service components are to be decoupled from Supplier components]

4.4.    Data Transfer

[Insert description of the data that needs to be transferred to DB Group Member as part of the transition process for Removed Services]

4.5.    Security Infrastructure

[Insert description of security infrastructure that will be put in place by Supplier at DB Group Member’s sit as part of the transitioning of Removed Services]

4.6.    Repatriation of DB Proprietary Software

[Insert description of how DB proprietary software in use by Supplier is to be repatriated to DB Group Member]

4.7.    Repatriation of DB Proprietary Material

[Insert description of how DB proprietary material in use by Supplier is to be repatriated to DB Group Member]

5.                  HARDWARE MIGRATION

5.1.    Hardware Migration Plan

[Insert plan for the migration of hardware relevant to the operation of Removed Services from Supplier to DB Group Member]

5.2.    Hardware Migration Processes

[Insert description of processes involved in the migration of hardware relevant to the operation of Removed Services from Supplier to DB Group Member]

5.3.    Hardware Lease Description

[Insert description of any potential leases relevant to the hardware that is required to operate Removed Services]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

6.                  KNOWLEDGE TRANSFER

6.1.    Knowledge Transfer Rollout Plan

[Insert rollout plan for the knowledge transfer relating to Removed Services between Supplier and DB Group Member]

6.2.    Knowledge Transfer Processes

[Insert description of processes involved in the knowledge transfer relating to Removed Services between Supplier and DB Group Member]

6.3.    Knowledge Transfer Training Plan

[Insert plan for the training provided by Supplier to DB Group Member in order to facilitate knowledge transfer relevant to Removed Services]

7.                  BUSINESS CONTINUITY

7.1.    Business Continuity Plan

[Insert plan for business continuity relevant to Removed Services]

7.2.    Business Continuity Processes

[Insert description of business continuity processes relevant to Removed Services]

7.3.    Business Continuity Handover Stabilization Processes

[Insert description of business continuity processes relevant to Removed Services]

7.4.    Business Continuity Testing Procedures

[Insert description of business continuity testing procedures relevant to Removed Services]

7.5.    Business Continuity Redundancy Plan

[Insert business continuity redundancy plan relevant to Removed Services]

7.6.    Responsibility Handover Training

[Insert responsibility handover training plan relevant to Removed Services]

7.7.    Backup Policies and Procedures Training

[Insert training plan for backup policies and procedures relevant to Removed Services]

7.8.    Essential Personnel Profiles

[Insert descriptions of personnel profiles essential to the operation of Removed Services]

8.                  DOCUMENTATION

8.1.    Copies of 3rd Party Contracts Relevant to Removed Services

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

[Insert copies of all third party contractual documents relevant to Removed Services]

8.2.    Copies of 3rd Party Licenses Relevant to removed Services

[Insert copies of all third party software and/or hardware license agreements relevant to Removed Services]

8.3.    Essential Applications used with Removed Services

[Insert description of essential applications used with Removed Services]

8.4.    Actual Service Levels

[Insert description of actual service levels relevant to Removed Services]

8.5.    Performance Histories

[Insert performance histories going back twelve calendar months relevant to Removed Services]

8.6.    Problem Tracking and Resolution Logs

[Insert problem tracking and resolution logs going back twelve calendar months relevant to Removed Services]

8.7.    Service Status Reports

[Insert service status reports going back twelve calendar months relevant to Removed Services]

8.8.    System Logs

[Insert system logs going back twelve calendar months relevant to Removed Services]

8.9.    Object Library Documentation

[Insert documentation of all object libraries forming part of every individual component of Removed Services]

8.10.  Reference Files

[Insert documentation of all reference files relevant to every individual component of Removed Services]

8.11.  Charge Models

[Insert documentation of all charge models relevant to Removed Services]

8.12.  Current Book Value of Assets

[Insert documentation of the current book value of all assets relating to Removed Services]

8.13.  Support Materials

[Insert documentation on all additional supporting material relevant to Removed Services]

8.14.  3rd Party Materials

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

[Insert documentation on all third party material relevant to Removed Services]

8.15.  Additional Information relevant to DB Group Member

[Insert documentation on all additional information relating to Removed Services that is necessary for DB Group Member to draft Requests for Proposal]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 11
 (Insurance requirements)

[*] [2 pages]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 12
(Data Protection)

DEFINITIONS

Notwithstanding anything contained in this Schedule or the Agreement to the contrary, in the event of a conflict between the terms of this Schedule and the terms of the Agreement, the terms of this Schedule shall prevail. All terms not defined in this Schedule (including its Annexes and Appendices, if any) shall have the meanings set forth in the Agreement. The following terms shall have the meaning set forth below:

Data Controller	DB Group Member for which Supplier processes DB Personal Data;

Data Importer	means Supplier and any Third Country Subcontractor (as applicable);

Data Processor	Supplier is Data Processor and processes DB Personal Data on behalf of the instructions by DB Group Member;

DB Personal Data

means any Personal Information supplied by any DB Group Member or on its behalf to Supplier and/or collected, processed or used in connection with this Agreement or any Framework Service Description (as applicable);

DP Law

means all relevant provisions of the EU Directive and any other applicable data protection legislation, guidelines and industry standards (to the extent applicable) in the jurisdictions from which and to which the relevant Services are to be performed;

DP Regulator

means any competent data protection or privacy authorities in any country where the Services are being provided from and/or where a recipient of the Services is located including any successors from time to time to any such body and any organizations reporting to any such body in a regulatory capacity;

EU Directive

means the Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data;

EU Standard Contractual	means the agreement in the form set out in Attachment 3 (Standard

Clauses Agreement	Contractual Clauses) of this Schedule (Data Protection);

Local Subcontractor	means any subcontractor used by a Third Country Subcontractor as sub-processor under the EU Standard Contractual Clauses Agreement;

Personal Information	means, without limitation:

(i) personally identifiable information or personal data as defined under the laws of any

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

jurisdiction in which the Services are performed and/or the DB Group Members are located, including: (A) personally identifiable information as defined by Title V of the United States Gramm-Leach-Bliley Act, 15 U.S.C. §§6801, et seq., and any amendments thereto and regulations promulgated thereunder, or (B) personal data as defined in the EU Directive and any amendments thereto; and

(ii)

personal information, including but not limited to a person’s name, information about a person’s sex, date of birth, age, income, address, email address, telephone number, Social Security number, state identification or driver’s license numbers, account information, PIN numbers, access and security codes, login information, health or medical information, mother’s maiden name, or credit information. Personal Information includes, whole or partial copies of such information or materials derived from such information;

Privacy Policies	are DB’s privacy policies and any applicable DB Group standards as listed in Attachment 4 (Privacy Policies) to this Schedule and as may be introduced or amended by DB from time to time;

Processing or Process	includes collection, storage, processing and use;

Third Country Data Transfer

is a transfer of Personal Information by a DB Group Member residing in a country inside the EEA to Supplier, where Supplier or subcontractor resides in a country outside the EEA, which is not recognised by the EU Commission as having an adequate level of data protection including, for the avoidance of doubt, accessing Personal Information which is stored in the EEA by Supplier or subcontractor from a country outside the EEA, which is not recognized by the EU Commission as having an adequate level of data protection;

Third Country Subcontractor	means a subcontractor used by Supplier resulting in a Third Country Data Transfer;

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

PART ONE

GENERAL OBLIGATIONS

1.1.                           Scope, type and purpose of the Processing of DB Personal Data are the provision of Services by Supplier to the DB Group Members as described in the Agreement and, in particular, in any Framework Service Description agreed between the parties with regard to the categories of data and groups of affected data subjects for the term of such respective agreement. Attachment 1 (Applications and Access) to this Schedule shall be completed and attached to each Framework Service Description.

1.2.                           Supplier and each DB Group Member will comply with the DP Law in relation to the Processing of Personal Information in connection with the Agreement and any Framework Service Description.  Supplier will not, by any act or omission, place any DB Group Member in breach of the DP Law.

1.3.                           The parties acknowledge that the relevant DB Group Member(s) (principal) is/are a Data Controller/s and Supplier is a Data Processor for the purposes of DP Law in connection with this Agreement and any Framework Service Description.

1.4.                           Supplier will comply with, and only act on, instructions from and on behalf of the relevant DB Group Member regarding the Processing of DB Personal Data and Supplier will not Process the DB Personal Data for any purposes other than to provide the Services to the DB Group Member, provided that “instructions” include all requirements set forth in the Agreement and, in particular, any Framework Service Description, as amended, supplemented or replaced from time to time by individual written instructions made by the relevant DB Group Member.

1.5.                           Supplier will ensure that appropriate technical and organizational measures, as outlined in the attachment to section 9 of the German Federal Data Protection Act (Bundesdatenschutzgesetz) or any other applicable DP Law, are taken to avoid unauthorized or unlawful Processing of DB Personal Data and against loss or destruction of or damage to DB Personal Data.  Supplier must ensure that the technical and organizational measures it implements ensure a strict logical or physical separation between DB Personal Data, and other Personal Information in respect of which Supplier is a data controller or a data processor.  Supplier must in any event comply with the requirements set out in Part Two of this Schedule (which are minimum requirements).

1.6.                           Supplier will take the measures referred to in paragraphs ***** having regard to the state of technological development and the cost of implementing the measures, so as to ensure a level of security appropriate to: (i) the harm that may result from breach of the relevant measures; and (ii) the nature of the DB Personal Data to be protected.

1.7.                           Supplier will inform DB and the relevant DB Group Member(s) immediately of any suspected or confirmed data protection breaches, unauthorized or unlawful Processing, loss, or destruction of, or damage to, DB Personal Data within Supplier’s area of responsibility (whether caused by the Supplier, a subcontractor, Supplier Personnel or otherwise). Supplier will also promptly initiate a full investigation into the circumstances surrounding such incident and make any reports or notes of the investigation available to DB and the relevant DB Group Member, and it will fully co-operate, at Supplier’s cost, with DB’s and the relevant DB Group Member’s investigation and provide any assistance requested by DB and the relevant DB Group Member in order for DB to investigate the

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

incident.

1.8.                           Supplier will comply with any reasonable request made by a DB Group Member to ensure compliance with the measures set out in this Schedule.

1.9.                           Supplier will take reasonable steps to ensure the reliability of its Personnel who obtain access to DB Personal Data pursuant to, or in connection with, the provision of the Services.

1.10.                    Supplier will ensure that Supplier Personnel Processing DB Personal Data are suitably informed, trained and instructed in respect of DP Law as well as obliged in writing to observe data privacy regulations pursuant to the relevant applicable DP Laws. Supplier will procure that its Personnel observe any applicable data privacy regulations beyond their respective periods of employment with Supplier.

1.11.                    Supplier will appoint a data protection officer, whose role will include (without limitation) overseeing Supplier’s compliance with DP Law (also in regard to the Processing of DB Personal Data on behalf of the relevant DB Group Member) and implementing internal data protection policies and procedures to assist compliance with DP Law as well as training of Personnel. Furthermore, Supplier will on a regular basis check the proper operation of the applications used to Process DB Personal Data as well as its compliance with the technical and organizational measures pursuant to paragraph ***** and Part Two below.  Supplier will properly document the related activities and respective results and make such documentation available to DB and the relevant DB Group Member upon request.

1.12.                    Supplier will not, unless (i) agreed in accordance with the Agreement, (ii) requested by any relevant DB Group Member, or (iii) obliged by law, disclose the DB Personal Data to any third party.  If Supplier is obliged by law to disclose the DB Personal Data to any third party, Supplier will (to the extent permitted by law) inform the relevant DB Group Member of such intended disclosure and co-operate, at Supplier’s cost, with the relevant DB Group Member to limit the scope of the disclosure to what is strictly required by law.

1.13.                    On termination or expiry of the relevant Framework Service Description or the Agreement or on any relevant DB Group Member’s request, Supplier will (at the relevant DB Group Member’s option):

1.13.1.                             return to the relevant DB Group Member the DB Personal Data in Supplier’s possession, custody or control or in the possession, custody or control of any Personnel or Supplier’s ex-employees or professional advisers; or

1.13.2.                             destroy by shredding or incineration all documents and other material in Supplier’s possession, custody or control which bear or incorporate any part of the DB Personal Data and to certify in writing to the relevant DB Group Member that this has been done so that the DB Personal Data is not discoverable during or after disposal; and

1.13.3.                             make every effort to expunge all DB Personal Data from any computer, data storage or similar device under Supplier’s care and control so that such DB Personal Data is not discoverable during or after disposal.

1.14.                    Supplier will co-operate with and assist each DB Group Member at no charge (other than reimbursement of reasonable out-of-pocket expenses) in allowing data subjects to exercise their rights under the DP Law. In particular, as well as independently of a data subject’s request, Supplier will correct, delete or block data in accordance with the instructions of the relevant DB Group Member.

1.15.                    Supplier will co-operate with each DB Group Member to enable that DB Group Member or the DP Regulator to take reasonable steps to monitor compliance by Supplier with its obligations under the Agreement and under the DP Law.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

1.16.                    Supplier allows checks initiated by a DB Group Member. For this purpose supplier will release its employees from their obligation of secrecy respectively.

1.17.                    Supplier agrees to conduct checks on demand of the DB Group Member regarding Processing of DB Personal Data, security breaches, incidents, related circumstances or questions. Supplier will provide reports about the checks promptly.

1.18.                    Supplier will notify DB and each other relevant DB Group Member immediately of any correspondence it may receive from any local DP Regulator and any successor or replacement body relating to DB Personal Data or any complaint from an individual about the Processing of DB Personal Data in connection with the Agreement and / or the relevant Framework Service Description. Supplier will co-operate with DB and each other relevant DB Group Member to permit it to respond to the correspondence or complaint.

1.19.                    Supplier agrees that it will comply with the Privacy Policies to the extent Supplier is notified in writing of such policy and any such revisions.

1.20.                    Where a Third Country Data transfer is agreed, before the transfer starts the parties will, as part of the Framework Service Description, complete and sign the EU Standard Contractual Clauses Agreement including Appendix 1 and Appendix 2 in the form set out in Attachment 3 (Standard Contractual Clauses) to this Schedule. Any Third Country Subcontractor will sign as data co-importer the EU Standard Contractual Clauses Agreement together with Supplier as data importer. Supplier will procure that any Local Subcontractor will either sign (i) as additional data co-importer the EU Standard Contractual Clauses Agreement, or otherwise (ii) a separate contract with Supplier or Third Country Subcontractor in accordance with sections 1.26 to 1.28 of this Schedule.

1.21.                   DB may perform any rights of any DB Group Member under this Schedule or any applicable DP Law against the Supplier or its subcontractors, including (i) supervision, audit and control of the Supplier’s Processing of Personal Information, and (ii) signing the EU Standard Contractual Clauses Agreement on behalf of its DB Group Members, each in accordance with its instructions and authorizations by the relevant DB Group Members.

1.22.                    The parties acknowledge and agree that from time to time a DB Group Member may require Supplier to comply with additional obligations to comply with the DP Law in the jurisdictions in which the DB Group Member processes (or to which it transfers) DB Personal Data.  The parties will document such additional obligations in the relevant Framework Service Description and Supplier will comply with such additional obligations.

1.23.                    The Parties will identify based all DB Systems which a DB Group Member will make available to Supplier for Supplier’s use as may be necessary for the performance of the Services and will define any access rights granted to the Supplier and attach the completed form to the Framework Service Description based on the template attached in Attachment 1 (Applications and Access).  To the extent applicable, Supplier agrees to safeguard such DB Systems and will ensure that the same are handled properly and returned safely in good working condition upon termination of the relevant Framework Service Description or earlier (as may be notified to Supplier by the relevant DB Group Member).

1.24.                    Supplier shall indemnify any DB Group Member from, and defend and hold such DB Group Member harmless from and against, any losses suffered, incurred or sustained by such DB Group Member or to which such DB Group Member becomes subject, resulting from, arising out of or relating to any claim relating to (a) inadequacies in the Processing by Supplier of any of the DB Personal Data; (b) inadequacies in the facilities, the physical or DB Personal Data-related security controls at the Service Locations; or (c) any non-compliance of Data Importer or Local Subcontractor with their respective responsibilities and obligations in connection with or arising from the EU Standard Contractual Clauses Agreement.  The limitations on Supplier’s liability set forth in the Agreement shall not apply to indemnification claims made under this clause.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

1.25.                   In no event may Supplier without obtaining DB’s prior written approval (at DB’s discretion) or unless expressly set forth in the Agreement (a) subcontract the Processing of DB Personal Data; (b) transfer DB Personal Data to third parties or outside the country in which such DB Personal Data is located; or (c) change of the Service Location agreed in the Framework Service Description.

1.26.                    If the Supplier subcontracts, with the approval of DB, the Processing of DB Personal Data to a Third Country Subcontractor or a Local Subcontractor either directly or via the Third Country Subcontractor, the Supplier remains responsible towards the DB Group Member for the compliance with the Agreement and this Schedule. The Supplier will supervise, audit and control the Third Party Subcontractor on behalf of the DB Group Member thereby executing the supervision, audit and control rights and duties of the DB Group Member under the Agreement, this Schedule and the EU Standard Contractual Clauses Agreement (if any) and will procure that any Third Country Subcontractor will supervise, audit and control the Local Subcontractor in accordance with the Agreement, this Schedule and the EU Standard Contractual Clauses Agreement (if any). The DB Group Member may at any time (i) control such execution by Supplier, and (ii) supervise, audit and control such Third Country Subcontractor or Local Subcontractor itself. Supplier will ensure that any instruction by a DB Group Member to Supplier or the Third Country Subcontractor (as the case may be) is enforceable and passed along to the full extent by Supplier or the Third Country Subcontractor (as the case may be) vis-à-vis the Third Country Subcontractor or the Local Subcontractor (as the case may be).

1.27.                    If a Data Importer subcontracts, with the approval of DB, the Processing of DB Personal Data to a Local Subcontractor, Data Importer must ensure that with respect to the subcontracted portion of the Services, the Local Subcontractor has at least obligations vis-à-vis DB corresponding to Data Importer’s obligations under this Schedule including applicable security, data protection and employee background screening provisions.  In particular, the contract between Data Importer and Local Subcontractor must not contain any provision the performance of which would interfere with any obligation of Data Importer under the Agreement, and it must not allow any further subcontracting.  Data Importer will provide DB with any required information on the Local Subcontractor and the subcontracting (including the relevant contract, but excluding any financial provisions) to enable any DB Group Member to comply with their obligations under DP Law and the EU Standard Contractual Clauses Agreement.

1.28.                    If DB reasonably demonstrates that a Local Subcontractor’s failure to perform threatens the performance of the Services or the DB Personal Data security, DB may ask Data Importer to remove or replace such poorly performing Local Subcontractor and unless Data Importer demonstrates without undue delay that the Local Subcontractor will forthwith fully perform, Data Importer shall remove or replace such Local Subcontractor as soon as reasonably practicable.

1.29.                    Supplier undertakes to allow DB and the DP Regulators by appropriate means to monitor and evaluate, as an ongoing process, the manner in which Supplier is Processing the DB Personal Data and Supplier’s compliance with DB’s instructions and the DP Laws.

1.29.1.                             Supplier grants to DB and the DP Regulators all information and access rights (including to databases), as well as all inspection and audit rights, to the extent relating to the DB Personal Data, that are necessary to verify Supplier’s compliance with DB’s instructions and the DP Laws. This applies particularly with regard to Supplier’s compliance with technical and organizational security measures as set out in Part Two below; the results of corresponding monitoring activities will be documented in writing.

1.29.2.                             Supplier undertakes to permit DB, DB’s internal and external auditors and the DP Regulators to audit at any time Supplier’s compliance with DB’s individual instructions and the DP Laws relating to Supplier’s Processing or use of the DB Personal Data.  To this end, Supplier grants to DB’s internal and external auditors and the DP Regulators at any time an all-embracing and unrestricted right to audit and inspect its Processing of the DB Personal Data, such right to include the making of copies of related documents and access to all relevant documents, media and systems at the Service Location(s).  In addition, Supplier undertakes to relieve all persons that are fulfilling

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

at Supplier internal audit functions or legally or regulatory mandated external audits, from their confidentiality obligations vis-à-vis DB, DB’s internal and external auditors and the DP Regulators, to the extent related to the DB Personal Data.  Supplier guarantees that all rights to audit shall continue for a period of at least two (2) years from the end of the fiscal year in which the Agreement expires or is terminated and that all documents of relevance with respect to the DB Personal Data shall be kept for at least the same period.

1.29.3.                             If any audit by DB results in Supplier being notified that Supplier, or its Processing of the DB Personal Data, is not in compliance with the DP Laws, the Parties shall discuss such finding and, with respect to any such non-compliance, Supplier shall promptly take all corrective actions necessary to achieve compliance.  Where any audit report prepared by Supplier’s internal or external auditors contains information relating to the DB Personal Data, Supplier shall promptly disclose such information to DB.

1.30.                    The provisions of paragraphs 1.25 through 1.29 will apply mutatis mutandis to the benefit of each DB Group Member (other than DB) that is a beneficiary of the Services. To the extent a DB Group Member (other than DB) exercises a right pursuant to paragraphs 1.25 through 1.29 and such exercising conflicts, or may conflict, with the exercising of such right by DB, Supplier shall immediately notify DB thereof. DB, the other DB Group Member and Supplier shall use reasonable efforts to find a mutually satisfactory solution. DB will use reasonable efforts to channel instructions by other DB Group Members through DB and implement a centralized data protection governance; however, this does not restrict or impair the right of each such DB Group Member to exercise any such right directly vis-à-vis Supplier or the Third Country Subcontractor.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

PART TWO

TECHNICAL AND ORGANIZATIONAL SECURITY MEASURES

1.31.                    Supplier will implement and maintain the technical and organizational security measures (and such other changes as the relevant DB Group Member may notify Supplier from time to time) as set out in this Part Two. Supplier will accurately document in writing the implemented technical and organizational measures and update such documentation as appropriate in the form attached to this Schedule as Attachment 2 (Description of Technical and Organizational Measures).  Supplier will provide the relevant DB Group Member with a copy of such documentation before the beginning of any Processing and promptly at any time thereafter upon the relevant DB Group Member’s request.

1.32.                    Prior to the commencement of the Services, Supplier will allow the relevant DB Group Member to verify the relevant Supplier Group Member’s compliance with the requirements set out in this Part Two and, where such verification does not confirm the relevant Supplier’s compliance, the relevant compliance tests will be deemed failed and Supplier will be deemed to not be ready to commence performance of the Services. The result of such test will be documented in writing.

1.33.                    Supplier will particularly make use of state-of-the-art encryption tools and procedures as part of the technical and organizational security measures described in paragraph 1.33.4 through 1.33.13 below.

Admittance Control (physical):

1.33.1.                             [*];

1.33.2.                             [*];

1.33.3.                             [*];

Entry Control (systems):

1.33.4.                             [*];

1.33.5.                             [*];

Access Control (data):

1.33.6.                             [*];

1.33.7.                             [*];

1.33.8.                             [*];

Transfer Control:

1.33.9.                             [*];

1.33.10.                      [*];

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

1.33.11.                      [*].

Input Control:

1.33.12.                      [*];

1.33.13.                      [*].

1.33.14.                      [*];

Job Control:

1.33.15.                      [*];

1.33.16.                      [*];

Availability Control:

1.33.17.                      [*];

1.33.18.                      [*];(2)

1.33.19.                      [*];

Multi Entity Separation Control:

1.33.20.                      [*].

(2) To be liaised with business continuity requirements in the Agreement or a specific schedule;

*       Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ATTACHMENT 1
(Applications and Access)

This Attachment forms an integral part of the [Framework Service Description / Statement of Work Name] dated [Date] between [Parties].

Applications used for Processing of DB Data

NAR-Id	Name of Application
[please complete]	[please complete]

Access Profiles (technical names of db-Legi/btas/application specific profiles)

Name of Application	Name of Access Profile
[please complete]	[please complete]

Data Subjects:

☐ Private Clients	☐ Employees

☐ Business and corporate clients (individual contacts at these clients)

☐ Supplier and/or Service Provider (individual contacts at these vendors)

☐ Other, please specify:

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Categories of Data:

Client or supplier/Service Provider related

☐ Personal Details	☐ Financial Standing/Creditworthiness

☐ Account and Securities/Deposit Information incl. Credit Card Details

☐ Contract Based Data of Third Party Products

Employee related

☐ Personal details	☐ Position and Employment Details

☐ Performance Management	☐ System Access/Usage/Authorisation

☐ Qualification and Education Details	☐ Salary or Social Security Data

☐ Absence from Work

Special Categories of Data (if appropriate):

☐ Race or Ethnic Origin	☐ Religious or Philosophical Beliefs

☐ Physical or Mental Health	☐ Accusations and Suspicions

☐ Passport Information	☐ Political Opinions

☐ Trade Union Membership	☐ Sexual Life

☐ Rating/Quality Score Data

☐ Internet Usage and web Tracking Information

☐ Criminal Offences, Convictions or Judgments

☐ National Identification Number, Social Security Number or Driving Licence Number

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Scope, Type and Purpose of Processing (as described in the Framework Service Description / Statement of Work):

The Processed DB Personal Data will be subject to the following basic processing activities:

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ATTACHMENT 2
(Description of Technical and Organizational Measures)

This Attachment forms an integral part of the [Framework Service Description / Statement of Work Name] dated [Date] between [Parties] and describes the technical and organisational measures of Supplier in compliance with the requirements of this Schedule.

Data protection related security goals	Realisation
Admittance Control (physical)
Entry Control (systems)
Access Control (data)
Transfer Control
Input Control
Job Control
Availability Control
Multi Entity Separation Control

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ATTACHMENT 3
(Standard Contractual Clauses (Processors))

For the purposes of Article 26(2) of Directive 95/46/EC for the transfer of personal data to processors established in third countries which do not ensure an adequate level of data protection.

Name of the data exporting organisation:

Address:

tel.:	;	fax:	;	e-mail:

Other information needed to identify the organisation

([the first data exporter, together with the data co-exporters listed in Appendix 1,](3) the data exporter)

and

Name of the data importing organisation:

Address:

tel.:	;	fax:	;	e-mail:

Other information needed to identify the organisation

(the first data importer)

[and

Name of the data importing organisation:

(3) To be deleted if there are no co-exporters

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Address:

tel.:	;	fax:	;	e-mail:

Other information needed to identify the organisation

(the data co-importer(s), together with the first data importer, the data-importer)](4)

The Parties have agreed on the following Contractual Clauses (the Clauses) in order to adduce adequate safeguards with respect to the protection of privacy and fundamental rights and freedoms of individuals for the transfer by the data exporter to the data importer of the personal data specified in Appendix 1.

Clause 1

Definitions

For the purposes of the Clauses:

(a)                                          ‘personal data’, ‘special categories of data’, ‘process/processing’, ‘controller’, ‘processor’, ‘data subject’ and ‘supervisory authority’ shall have the same meaning as in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data;

(b)                                          ‘the data exporter’ means the controller who transfers the personal data;

(c)                                           ‘the data importer’ means the processor who agrees to receive from the data exporter personal data intended for processing on his behalf after the transfer in accordance with his instructions and the terms of the Clauses and who is not subject to a third country’s system ensuring adequate protection within the meaning of Article 25(1) of Directive 95/46/EC;

(d)                                          ‘the subprocessor’ means any processor engaged by the data importer or by any other subprocessor of the data importer who agrees to receive from the data importer or from any other subprocessor of the data importer personal data exclusively intended for processing activities to be carried out on behalf of the data exporter after the transfer in accordance with his instructions, the terms of the Clauses and the terms of the written subcontract;

(e)                                           ‘the applicable data protection law’ means the legislation protecting the fundamental rights and freedoms of individuals and, in particular, their right to privacy with respect to the processing of

(4) To be deleted if there are no co-importers

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

personal data applicable to a data controller in the Member State in which the data exporter is established;

(f)                                            ‘technical and organisational security measures’ means those measures aimed at protecting personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing.

Clause 2

Details of the transfer

The details of the transfer and in particular the special categories of personal data where applicable are specified in Appendix 1 which forms an integral part of the Clauses.

Clause 3

Third-party beneficiary clause

1.                                               The data subject can enforce against the data exporter this Clause, Clause 4(b) to (i), Clause 5(a) to (e), and (g) to (j), Clause 6(1) and (2), Clause 7, Clause 8(2), and Clauses 9 to 12 as third-party beneficiary.

2.                                               The data subject can enforce against the data importer this Clause, Clause 5(a) to (e) and (g), Clause 6, Clause 7, Clause 8(2), and Clauses 9 to 12, in cases where the data exporter has factually disappeared or has ceased to exist in law unless any successor entity has assumed the entire legal obligations of the data exporter by contract or by operation of law, as a result of which it takes on the rights and obligations of the data exporter, in which case the data subject can enforce them against such entity.

3.                                               The data subject can enforce against the subprocessor this Clause, Clause 5(a) to (e) and (g), Clause 6, Clause 7, Clause 8(2), and Clauses 9 to 12, in cases where both the data exporter and the data importer have factually disappeared or ceased to exist in law or have become insolvent, unless any successor entity has assumed the entire legal obligations of the data exporter by contract or by operation of law as a result of which it takes on the rights and obligations of the data exporter, in which case the data subject can enforce them against such entity. Such third-party liability of the subprocessor shall be limited to its own processing operations under the Clauses.

4.                                               The parties do not object to a data subject being represented by an association or other body if the data subject so expressly wishes and if permitted by national law.

Clause 4

Obligations of the data exporter

The data exporter agrees and warrants:

(a)                                          that the processing, including the transfer itself, of the personal data has been and will continue to be carried out in accordance with the relevant provisions of the applicable data protection law (and, where applicable, has been notified to the relevant authorities of the Member State where the data exporter is established) and does not violate the relevant provisions of that State;

(b)                                         that it has instructed and throughout the duration of the personal data processing services will instruct the data importer to process the personal data transferred only on the data exporter’s behalf and in accordance with the applicable data protection law and the Clauses;

(c)                                           that the data importer will provide sufficient guarantees in respect of the technical and organisational security measures specified in Appendix 2 to this contract;

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(d)                                          that after assessment of the requirements of the applicable data protection law, the security measures are appropriate to protect personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing, and that these measures ensure a level of security appropriate to the risks presented by the processing and the nature of the data to be protected having regard to the state of the art and the cost of their implementation;

(e)                                           that it will ensure compliance with the security measures;

(f)                                            that, if the transfer involves special categories of data, the data subject has been informed or will be informed before, or as soon as possible after, the transfer that its data could be transmitted to a third country not providing adequate protection within the meaning of Directive 95/46/EC;

(g)                                           to forward any notification received from the data importer or any subprocessor pursuant to Clause 5(b) and Clause 8(3) to the data protection supervisory authority if the data exporter decides to continue the transfer or to lift the suspension;

(h)                                          to make available to the data subjects upon request a copy of the Clauses, with the exception of Appendix 2, and a summary description of the security measures, as well as a copy of any contract for subprocessing services which has to be made in accordance with the Clauses, unless the Clauses or the contract contain commercial information, in which case it may remove such commercial information;

(i)                                              that, in the event of subprocessing, the processing activity is carried out in accordance with Clause 11 by a subprocessor providing at least the same level of protection for the personal data and the rights of data subject as the data importer under the Clauses; and

(j)                                             that it will ensure compliance with Clause 4(a) to (i).

Clause 5

Obligations of the data importer(5)

The data importer agrees and warrants:

(a)                                          to process the personal data only on behalf of the data exporter and in compliance with its instructions and the Clauses; if it cannot provide such compliance for whatever reasons, it agrees to inform promptly the data exporter of its inability to comply, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

(b)                                          that it has no reason to believe that the legislation applicable to it prevents it from fulfilling the instructions received from the data exporter and its obligations under the contract and that in the event

(5)                      Mandatory requirements of the national legislation applicable to the data importer which do not go beyond what is necessary in a democratic society on the basis of one of the interests listed in Article 13(1) of Directive 95/46/EC, that is, if they constitute a necessary measure to safeguard national security, defence, public security, the prevention, investigation, detection and prosecution of criminal offences or of breaches of ethics for the regulated professions, an important economic or financial interest of the State or the protection of the data subject or the rights and freedoms of others, are not in contradiction with the standard contractual clauses. Some examples of such mandatory requirements which do not go beyond what is necessary in a democratic society are, inter alia, internationally recognised sanctions, tax-reporting requirements or anti-money-laundering reporting requirements.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

of a change in this legislation which is likely to have a substantial adverse effect on the warranties and obligations provided by the Clauses, it will promptly notify the change to the data exporter as soon as it is aware, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

(c)                                           that it has implemented the technical and organisational security measures specified in Appendix 2 before processing the personal data transferred;

(d)                                          that it will promptly notify the data exporter about:

(i)                          any legally binding request for disclosure of the personal data by a law enforcement authority unless otherwise prohibited, such as a prohibition under criminal law to preserve the confidentiality of a law enforcement investigation,

(ii)                       any accidental or unauthorised access, and

(iii)                    any request received directly from the data subjects without responding to that request, unless it has been otherwise authorised to do so;

(e)                                           to deal promptly and properly with all inquiries from the data exporter relating to its processing of the personal data subject to the transfer and to abide by the advice of the supervisory authority with regard to the processing of the data transferred;

(f)                                            at the request of the data exporter to submit its data processing facilities for audit of the processing activities covered by the Clauses which shall be carried out by the data exporter or an inspection body composed of independent members and in possession of the required professional qualifications bound by a duty of confidentiality, selected by the data exporter, where applicable, in agreement with the supervisory authority;

(g)                                           to make available to the data subject upon request a copy of the Clauses, or any existing contract for subprocessing, unless the Clauses or contract contain commercial information, in which case it may remove such commercial information, with the exception of Appendix 2 which shall be replaced by a summary description of the security measures in those cases where the data subject is unable to obtain a copy from the data exporter;

(h)                                          that, in the event of subprocessing, it has previously informed the data exporter and obtained its prior written consent;

(i)                                              that the processing services by the subprocessor will be carried out in accordance with Clause 11;

(j)                                             to send promptly a copy of any subprocessor agreement it concludes under the Clauses to the data exporter.

Clause 6

Liability

1.                                               The parties agree that any data subject, who has suffered damage as a result of any breach of the obligations referred to in Clause 3 or in Clause 11 by any party or subprocessor is entitled to receive compensation from the data exporter for the damage suffered.

2.                                               If a data subject is not able to bring a claim for compensation in accordance with paragraph 1 against the data exporter, arising out of a breach by the data importer or his subprocessor of any of their obligations referred to in Clause 3 or in Clause 11, because the data exporter has factually disappeared or ceased to exist in law or has become insolvent, the data importer agrees that the data subject may issue a claim against the data importer as if it were the data exporter, unless any successor entity has assumed the entire legal obligations of the data exporter by contract of by operation of law, in which case the data subject can enforce its rights against such entity.

The data importer may not rely on a breach by a subprocessor of its obligations in order to avoid its own liabilities.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

3.                                               If a data subject is not able to bring a claim against the data exporter or the data importer referred to in paragraphs 1 and 2, arising out of a breach by the subprocessor of any of their obligations referred to in Clause 3 or in Clause 11 because both the data exporter and the data importer have factually disappeared or ceased to exist in law or have become insolvent, the subprocessor agrees that the data subject may issue a claim against the data subprocessor with regard to its own processing operations under the Clauses as if it were the data exporter or the data importer, unless any successor entity has assumed the entire legal obligations of the data exporter or data importer by contract or by operation of law, in which case the data subject can enforce its rights against such entity. The liability of the subprocessor shall be limited to its own processing operations under the Clauses.

4.                           The parties agree that if one party is held liable for a violation of the clauses committed by the other party, the latter will, to the extent to which it is liable, indemnify the first party for any cost, charge, damages, expenses or loss it has incurred. Indemnification is contingent upon:

(a)                         the data exporter promptly notifying the data importer of a claim; and

(b)                         the data importer being given the possibility to cooperate with the data exporter in the defence and settlement of the claim.

Clause 7

Mediation and jurisdiction

1.                                               The data importer agrees that if the data subject invokes against it third-party beneficiary rights and/or claims compensation for damages under the Clauses, the data importer will accept the decision of the data subject:

(a)                      to refer the dispute to mediation, by an independent person or, where applicable, by the supervisory authority;

(b)                      to refer the dispute to the courts in the Member State in which the data exporter is established.

2.                                              The parties agree that the choice made by the data subject will not prejudice its substantive or procedural rights to seek remedies in accordance with other provisions of national or international law.

Clause 8

Cooperation with supervisory authorities

1.                                               The data exporter agrees to deposit a copy of this contract with the supervisory authority if it so requests or if such deposit is required under the applicable data protection law.

2.                                               The parties agree that the supervisory authority has the right to conduct an audit of the data importer, and of any subprocessor, which has the same scope and is subject to the same conditions as would apply to an audit of the data exporter under the applicable data protection law.

3.                                               The data importer shall promptly inform the data exporter about the existence of legislation applicable to it or any subprocessor preventing the conduct of an audit of the data importer, or any subprocessor, pursuant to paragraph 2. In such a case the data exporter shall be entitled to take the measures foreseen in Clause 5 (b).

Clause 9

Governing Law

The Clauses shall be governed by the law of the Member State in which the data exporter is established, namely the Federal Republic of Germany.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Clause 10

Variation of the contract

The parties undertake not to vary or modify the Clauses. This does not preclude the parties from adding clauses on business related issues where required as long as they do not contradict the Clause.

Clause 11

Subprocessing

1.                                               The data importer shall not subcontract any of its processing operations performed on behalf of the data exporter under the Clauses without the prior written consent of the data exporter. Where the data importer subcontracts its obligations under the Clauses, with the consent of the data exporter, it shall do so only by way of a written agreement with the subprocessor which imposes the same obligations on the subprocessor as are imposed on the data importer under the Clauses(6). Where the subprocessor fails to fulfil its data protection obligations under such written agreement the data importer shall remain fully liable to the data exporter for the performance of the subprocessor’s obligations under such agreement.

2.                                               The prior written contract between the data importer and the subprocessor shall also provide for a third-party beneficiary clause as laid down in Clause 3 for cases where the data subject is not able to bring the claim for compensation referred to in paragraph 1 of Clause 6 against the data exporter or the data importer because they have factually disappeared or have ceased to exist in law or have become insolvent and no successor entity has assumed the entire legal obligations of the data exporter or data importer by contract or by operation of law. Such third-party liability of the subprocessor shall be limited to its own processing operations under the Clauses.

3.                                               The provisions relating to data protection aspects for subprocessing of the contract referred to in paragraph 1 shall be governed by the law of the Member State in which the data exporter is established, namely the Federal Republic of Germany.

4.                                               The data exporter shall keep a list of subprocessing agreements concluded under the Clauses and notified by the data importer pursuant to Clause 5 (j), which shall be updated at least once a year. The list shall be available to the data exporter’s data protection supervisory authority.

Clause 12

Obligation after the termination of personal data processing services

1.                                               The parties agree that on the termination of the provision of data processing services, the data importer and the subprocessor shall, at the choice of the data exporter, return all the personal data transferred and the copies thereof to the data exporter or shall destroy all the personal data and certify to the data exporter that it has done so, unless legislation imposed upon the data importer prevents it from returning or destroying all or part of the personal data transferred. In that case, the data importer

(6)                      This requirement may be satisfied by the subprocessor co-signing the contract entered into between the data exporter and the data importer under this Decision.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

warrants that it will guarantee the confidentiality of the personal data transferred and will not actively process the personal data transferred anymore.

2.                                              The data importer and the subprocessor warrant that upon request of the data exporter and/or of the supervisory authority, it will submit its data processing facilities for an audit of the measures referred to in paragraph 1.

44.4

On behalf of the data exporter [itself and all data co-exporters](7)

Name (written out in full):

Position:

Address:

Other information necessary in order for the contract to be binding (if any):

Signature:

Stamp of organisation

On behalf of the data importer

Name (written out in full):

Position:

Address:

Other information necessary in order for the contract to be binding (if any):

Signature:

(7) To be deleted if there are no co-exporters

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Stamp of organisation

[On behalf of the data co-importer](8)

Name (written out in full):

Position:

Address:

Other information necessary in order for the contract to be binding (if any):

Signature:

Stamp of organisation

(8) To be deleted if there are no co-importers

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Appendix 1

to the Standard Contractual Clauses

This Appendix forms part of the Clauses and must be completed and signed by the parties.

The Member States may complete or specify, according to their national procedures, any additional necessary information to be contained in this Appendix.

Data Exporter

The Data Exporter is [a party which is a signatory to this Agreement] and which is the exporter of Personal Data to the Data Importer [also acting on behalf of the Data Co-Exporters as additional exporters of Personal Data and listed below](9).

Data Importer

[Each the Data Co-Importer and](10) the Data Importer is [a party which is a signatory to this Agreement](11) and which is the recipient of Personal Data which is exported by the Data Exporter to it.

Data subjects

The personal data transferred concern the categories of data subjects specified in the attachment to the Framework Service Description / Statement of Work based on(12) Attachment 1 (Applications and Access) of this Schedule.

Categories of data

(9) To be deleted if there are no co-exporters, otherwise these entities have to be listed;

(10) To be deleted if there is no co-importer;

(11) To be amended accordingly in order to contain applicable Third Country Subcontractors and Local Subcontractors beside Supplier;

(12) To be amended accordingly if Attachment 2 is not only used as template but completed and directly attached to Agreement;

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

The personal data transferred concern the categories of data specified in the attachment to the Framework Service Description / Statement of Work based on Attachment 1 (Applications and Access) of this Schedule.

Special categories of data (if appropriate)

The personal data transferred concern the special categories of data specified in the attachment to the Framework Service Description / Statement of Work based on Attachment 1 (Applications and Access) of this Schedule.

Processing operations

The personal data transferred will be subject to the basic processing activities specified in the attachment to the Framework Service Description / Statement of Work based on Attachment 1 (Applications and Access) of this Schedule.

On behalf of the data exporter [itself and all data co-exporters](13)

Name (written out in full):

Position:

Address:

Other information necessary in order for the contract to be binding (if any):

Signature:

Stamp of organisation

(13) To be deleted if there are no co-exporters

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

On behalf of the data importer

Name (written out in full):

Position:

Address:

Other information necessary in order for the contract to be binding (if any):

Signature:

Stamp of organisation

[On behalf of the data co-importer] (14)

Name (written out in full):

Position:

Address:

Other information necessary in order for the contract to be binding (if any):

Signature:

Stamp of organisation

(14) To be deleted if there are no co-importers

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Appendix 2

to the Standard Contractual Clauses

This Appendix forms part of the Clauses and must be completed and signed by the parties

Description of the technical and organisational security measures implemented by the data importer in accordance with Clauses 4(d) and 5(c) (or document/legislation attached):

The data importer has implemented the technical and organisational security measures in accordance with part two of the Schedule (Data Protection) to the Agreement which are further detailed in the Privacy Policies and in Attachment 2 (Description of Technical and Organizational Measures) of this Schedule.

On behalf of the data exporter [itself and all data co-exporters](15)

Name (written out in full):

Position:

Address:

Other information necessary in order for the contract to be binding (if any):

Signature:

Stamp of organisation

(15) To be deleted if there are no co-exporters

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

On behalf of the data importer

Name (written out in full):

Position:

Address:

Other information necessary in order for the contract to be binding (if any):

Signature:

Stamp of organisation

[On behalf of the data co-importer] (16)

Name (written out in full):

Position:

Address:

Other information necessary in order for the contract to be binding (if any):

Signature:

(16) To be deleted if there are no co-importers

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Stamp of organisation

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4(17)

(Privacy Policies)

Title	Version

DB Group Standard in Security Standards in DB Group	5.0

Information Security Policy	3.0

Information Security Standard for Application Software	2.0

Vendor Requirements for Handling DB Personal Data	3.0

(17) To be deleted if these DB Policies are already part of the main agreement, e.g. included in the respective policy schedule;

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 13
(Parent company guarantee)

1.                                      APPLICABILITY

1.1                               This Schedule applies where a Supplier Group Member (other than the Supplier itself) is a party to a Framework Service Description.

2.                                      GUARANTEE

2.4.                            Where a DB Group Member enters into a Framework Service Description with a Supplier Group Member (other than the Supplier itself), the Supplier will:

2.4.1.                  guarantee to DB the due and punctual performance by each Supplier Group Member of each and all of the obligations, representations, warranties, duties and undertakings of such Supplier Group Member in each case under and pursuant to the Agreement and relevant Framework Service Description when and if such obligations, representations, warranties, duties and undertakings will become due and performable according to the terms of the Agreement and relevant Framework Service Description;

2.4.2.                  in addition to its obligations set out in paragraph 2.1.1, indemnify the relevant DB Group Member on demand against all losses which may be awarded against the relevant DB Group Member or which the relevant DB Group Member may otherwise incur arising out of, under or otherwise in connection with the Agreement and relevant Framework Service Description whether arising under statute, contract or at common law including by reason of any breach by any Supplier Group Member of its obligations, representations, warranties, duties and undertakings under and/or pursuant to the Agreement save that, subject to the other provisions of this guarantee (including paragraph 2.1.3), this will not be construed as imposing greater obligations or liabilities than are imposed on Supplier or any other relevant Supplier Group Members under the Agreement and relevant Framework Service Description; and

2.4.3.                  indemnify the relevant DB Group Member on demand against all losses whether arising under statute, contract or at common law which may be awarded against the relevant DB Group Member or which the relevant DB Group Member may otherwise incur if any obligation guaranteed by Supplier is or becomes totally or partially unenforceable, invalid or illegal as if the obligation guaranteed had not become unenforceable, invalid or illegal provided that Supplier’s liability will be no greater than the liability of Supplier itself or any other relevant Supplier Group Members would have been if the obligation guaranteed had not become unenforceable, invalid or illegal.

3.                                      LIABILITY

3.5.                            Supplier agrees that it will not in any way be released from liability under this guarantee by any act, omission, matter or other thing whereby (in absence of this provision) Supplier would or might be released in whole or in part from liability under this guarantee including and whether or not known to Supplier:

3.5.1.                  any arrangement made between a DB Group Member and any Supplier Group Member; or

3.5.2.                  any waiver or forbearance by a DB Group Member whether as to payment, time, performance or otherwise; or

3.5.3.                  the taking, variation, renewal or release of, the enforcement or neglect to perfect or enforce any right, guarantee, remedy or security from or against any Supplier Group Member or any other person; or

3.5.4.                  any unenforceability, illegality or invalidity of any of the provisions of the Agreement or any obligations under the Agreement of any Supplier Group Member, so that this guarantee will be construed as if there were no such unenforceability, illegality or invalidity; or

3.5.5.                  any legal limitation, disability, incapacity or other circumstances relating to any member of Supplier Group or to any other person; or

3.5.6.                  the dissolution, amalgamation, reconstruction, reorganisation, change in status, function, control or ownership, insolvency, liquidation or the appointment of an administrator or receiver any member of Supplier Group or any other person.

4.                                      ENFORCEMENT OF GUARANTEE

4.1                               This guarantee will be a primary obligation of Supplier and accordingly the DB Group Member will not be obliged before enforcing this guarantee to do any of the following:

take any action in any court or arbitral proceedings against any Supplier Group Member;

make any claim against or any demand of any Supplier Group Member;

enforce any other security held by it in respect of the obligations of Supplier or any other Supplier Group Member under the Agreement; or

exercise, levy or enforce any distress, diligence or other process of execution against Supplier or any other Supplier Group Member.

4.2                               If a DB Group Member brings proceedings against any other Supplier Group Member, Supplier will be bound by any findings of fact, interim or final award or judgment made by an arbitrator or the court in such proceedings.

5.                                      PAYMENT AND EXPENSES

5.1                               Each payment to be made by Supplier under this guarantee will (to the extent applicable) be made in the currency and at the location specified in the Agreement or (to the extent not so specified) then in Euros to an account specified by the relevant DB Group Member, in each case free and clear of all deductions or withholdings of any kind, except for those required by law, and if any deduction or withholding must be made by law, Supplier will pay that additional amount which is necessary to ensure that the relevant DB Group Member receives a net amount equal to the full amount which it would have received if the payment had been made without the deduction or withholding.

5.2                               Supplier will pay interest on any amount due under this guarantee [*]

5.3                               [*].

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

5.4                               The obligations of Supplier under this guarantee for an amount due to the relevant DB Group Member will, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which such amount is denominated (the “original currency”), be discharged only to the extent that on the second business day following receipt by the relevant DB Group Member of any sum in the judgment currency, the relevant DB Group Member may, in accordance with normal banking procedures, purchase the original currency with the judgment currency. If the amount of the original currency so purchased is less than the amount originally due to the relevant DB Group Member in the original currency, Supplier agrees, as a separate obligation and notwithstanding any such judgment, to pay to the relevant DB Group Member the amount of such loss within 90 calendar days after demand.

6.                                      SETTLEMENT

6.1                               Any settlement or discharge between the relevant DB Group Member and Supplier and/or any other Supplier Group Member will be conditional upon no settlement effected with, security granted to or payment made to the relevant DB Group Member by Supplier or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force and accordingly (but without limiting the relevant DB Group Member’s other rights hereunder) the relevant DB Group Member will be entitled to recover from Supplier as if such settlement or discharge had not occurred, the value which the relevant DB Group Member has placed upon such settlement or security or the amount of any such payment.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 14
(Framework Service Description and Statement of Work Templates)

Framework Service Description Template

[Insert ID of Framework Service Description]

[Insert DB entity name]      (1)

- and -

[Insert Supplier entity name](2)

Framework Service Description

[Insert Name]

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

PROJECT NAME:                       [Insert Name]

DATE:                                                                                           [Insert Date]

PARTIES:

1.                           [Insert relevant DB entity name] acting through its [Insert relevant branch] branch at [Insert relevant DB address] (“DB”);

2.                           [Insert Supplier entity name] a company registered in [Insert country] under company number [Insert company number] whose registered office is at [Insert Supplier address] (“[Insert name of supplier number 1]”);

INTRODUCTION:

Deutsche Bank AG acting through its London branch and Supplier entered into a Master Services Agreement dated [Insert date of MSA] (the “Agreement”). The parties enter into this Framework Service Description pursuant to clause 2 (The Project Description Agreement Process) of the Agreement. Save in respect of any Special Condition in this Framework Service Description, this Framework Service Description incorporates the unamended terms and conditions of the Agreement and forms a discrete contract.

AGREEMENT:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               In this Framework Service Description reference to clauses are to clauses of the Agreement and references to schedules are to schedules of the Agreement, references to paragraphs are to paragraphs of this Framework Service Description and references to Exhibits and Attachments are to Exhibits and Attachments to this Framework Service Description, unless otherwise stated.

1.2                               In the event of any conflict or inconsistency between the terms of this Framework Service Description and any Exhibit or Attachment, the terms of this Framework Service Description will prevail.

1.3                               Words and expressions defined in the Agreement will have the same meanings when used in this Framework Service Description.

1.4                               Additional DB Policies are set out in Exhibit A.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

1.5                               Any amendments or Special Conditions(18) to the terms of the Agreement relevant to this Framework Service Description are set out in Exhibit B.

(18) Refer to schedule 1 (Definitions and Interpretation) of the Agreement.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

2.                                      FRAMEWORK SERVICE DESCRIPTION TERM AND TERMINATION

2.1                              This Framework Service Description will commence on [Insert Date] (“Effective Date”) and will continue unless terminated earlier in accordance with the terms and conditions of the Agreement.

2.2                               Changes to termination for convenience:

2.3                               [Insert any changes to termination for convenience provisions](19)

3.                                      PORTFOLIO/ ORGANIZATION SCOPE

3.1                               [Insert Overview of particular business organization or application portfolio and the related Services covered by this Framework Service Description. Include any unique aspects or requirement of its operating model.]

4.                                      TYPE OF SERVICES

4.1                               Pursuant to Schedule 2 of the Agreement, Supplier agrees to provide the following Services. The Statements of Work under this Framework Service Description will set out in more detail the Services.

Type of Service

☐ Managed Services

☐ Project Services

☐ Staff Augmentation

Services for Staff Augmentation work will be authorised by DB via P2P purchase orders or for locations where P2P is not implemented the Statement of Work template as set out in schedule 14 of the Agreement is used.

4.2

5.                                      TRANSITION SERVICES

5.1                               Supplier will perform the Transition Services in respect of each Statement of Work, and complete any Transition Milestones and provide any Transition-related Deliverables, in accordance with Schedule 16

(19)  Refer to clause 28 (Termination) of the Agreement.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

of the Master Services Agreement. Acceptance Criteria for such Transition Milestones and Transition-related Deliverables are set forth in the applicable Statement of Work.

6.                                      PERFORMANCE MANAGEMENT

6.1                               Service Levels. Supplier will perform the Services in accordance with the Performance Management Methodology set forth in Schedule 3 to the Master Services Agreement, and the Service Levels set forth in Exhibits G1 including the Performance Management Matrix to this Framework Service Description.

6.2                               Measurement and Monitoring Tools. The Parties will agree on a set of measurement and monitoring tools to measure and report Supplier’s performance of the Services under this Framework Service Description against the applicable Service Levels and document the tools in the applicable Measuring Tools and Methodologies set out in Exhibit G2 to this Framework Service Description.

6.3                               The At-Risk Amount under this Framework Service Description will equal ten (10) percent of the total monthly Charges under all applicable Statements of Work under this Framework Service Description and will be subject to the terms of the Agreement and Schedule 3 to the Agreement.

6.4                               The Allocation Pool Percentages for the Performance Categories and the Allocation Percentages within each Performance Category will be fully assigned by DB in the Performance Management Matrix.

6.5                               If additional Statement of Work specific Service Levels are added using the procedure set out in Schedule 3 of the Agreement and referenced in clause 3 of the relevant Statement of Work, the parties will take into account any change to the Allocation Percentages as a result of the additional Service Levels.

6.6                               Deliverable Credits. Deliverable Credits that apply to Critical Activities are set forth in the Performance Management Matrix to the applicable Statement of Work.

7.                                      AGREED SERVICE LOCATIONS

7.1                               The Services under this Framework Service Description will be provided from the DB Dedicated Areas within the following Agreed Service Locations:

Premises:

[Insert address of premises]

Supplier’s Disaster Recovery and Business Continuity site:

[Insert address of back-up sites]

8.                                      CHARGES

8.1                               The Charges for the Services will be set out in various Statements of Work to this Framework Service Description.

8.2                               The Charges for each Statement of Work entered into under this Framework Service Description will be in accordance with the principles on charging set out in clause 12 and Schedule 4 of the Agreement

8.3                               Pricing mechanism for Discretionary Work for Managed Services

8.4                               Pricing mechanism for Discretionary Work: [Decide on option Service Request Basis (a) or Man-Days Pool (b) (schedule 4 , clause 3.1.2. of the Agreement)]

8.5                               Man days included in the base charges for non-regulatory changes per Service Request: [If option (a), confirm or change number of days for non-regulatory changes]

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

8.6                               Man days included in the base charges for regulatory changes per Service Request: [If option (a), confirm or change number of days for regulatory changes]

8.7                               [If option 2, define capacity of the discretionary work pool in the respective Statement of Works]

9.                                      ADDITIONAL BENCHMARKING PROVISIONS(20)

9.1                               The additional Benchmarking provisions are set out in Exhibit F.

9.2                               The Parties agree that the following are acceptable organisations to act as the Benchmarker:

[Insert names]

10.                               AUTHORISED REPRESENTATIVE(S)(21)

The Authorised Representatives for each of the parties to this Framework Service Description are:

•                  Supplier — [Insert name(s) of Supplier representatives]

•                  DB — [Insert name(s) of DB representatives]

1                                         or as may be otherwise updated from time to time in accordance with the Agreement.

11.                               SERVICE SATISFACTION SURVEY

11.1                        Terms and timescales:

11.2                        [Insert any terms and timescales](22)

12.                               LEGAL AND REGULATORY REQUIREMENTS(23)

12.1                        [Insert additional requirement details]

13.                               REPORTING REQUIREMENTS(24)

13.1                        Supplier will provide the Management Information as set out in Schedule 15 of the Agreement and in the Service Levels to each relevant DB Group Member, as applicable, on a weekly basis or as otherwise required by the relevant DB Group Member from time to time.

(20)  Refer to schedule 4 (Pricing) of the Agreement.

(21)  Refer to clause 15 (Governance) of the Agreement.

(22)  Refer to clause 18 (Service Satisfaction Survey) of the Agreement.

(23)  To include any applicable local legal and regulatory requirements refer to clause 1 of the Agreement.

(24)  Refer to clause 4 (Supplier’s Obligations) of the Agreement.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

14.                               GOVERNANCE

14.1                        Supplier’s governance obligations are set out in Exhibit C.(25)

15.                               PUBLICITY AND BRANDING

15.1                        [Insert any permitted uses of DB’s trademarks, logos, etc](26)

16.                               BUSINESS CONTINUITY AND DISASTER RECOVERY PLAN(27)

16.1                        The general BC and Disaster Recovery plans for the Services under this Framework Service Description are set out in Exhibit D and will be supplemented by any Statement-of-Work-specific BC Plan and Disaster Recovery plans.

17.                               EXIT MANAGEMENT PLAN

17.1                        The general Exit Management plan for the Services under this Framework Service Description are set out in Exhibit E in accordance with Annex 1 of Schedule 10 of the Agreement and will be supplemented by any Statement-of-Work-specific Exit Management plan.(i)

17.2                        Exceptions to timescale:

17.3                        [Insert any exception to provide the Exit Management Plan within the default time scale of 60 days](ii)

18.                               NOTICES(28)

18.1                        Additional contact persons are:

18.2                        Supplier - [Insert additional contact name of Supplier for receipt of notices]

18.3                        DB - [Insert additional contact name of DB for receipt of notices]

(25)  Refer to clause 15 (Governance) of the Agreement.

(26)  Refer to clause 20 (Publicity and Branding) of the Agreement

(28)  Refer to clause 34 (Notices) of the Agreement.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Signed for and on behalf of [Insert name of DB entity] acting through its [Insert branch] branch:		Signed for and on behalf of [Insert name of Supplier]:

Signature:		Signature:
	(Authorised Signatory 1)		(Authorised Signatory)

Name:		Name:
	(Print Name)		(Print Name)

Date:		Date:
	(Print Date)		(Print Date)

Signature:
(Authorised Signatory 2)

Name:
(Print Name)

Date:
(Print Date)

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

EXHIBIT A: ADDITIONAL DB POLICIES

[Include any additional DB policies with which Supplier will need to comply]

Policy	Version Number	Date of Policy

EXHIBIT B: SPECIAL CONDITIONS

[Include details of any Special Conditions which are relevant to the Framework Service Description which differ from the terms of the Agreement]

EXHIBIT C: GOVERNANCE

[Include details of any project specific governance requirements]

EXHIBIT D: BC AND DISASTER RECOVERY PLAN

[Include BC requirements and disaster recovery requirements]

EXHIBIT E: EXIT MANAGEMENT PLAN

[Include agreed exit management plan using Annex 1 of Schedule 10 of the Agreement (Exit Management Template]

EXHIBIT F: BENCHMARKING

[Include additional Benchmarking provisions]

EXHIBIT G1: PERFORMANCE MANAGEMENT MATRIX

[Include Performance Management Matrix using Annex 2 of Schedule 3 of the Agreement]

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

EXHIBIT G2: MEASURING TOOLS AND METHODOLOGIES

[Include Measuring Tools and Methodologies using Annex 5 of Schedule 3 of the Agreement]

Statement of Work Templates

[Insert ID of Statement of Work]

STATEMENT OF WORK

PROJECT NAME:                       [Insert project name]

DATE:                                                                                           [Insert date]

PARTIES:

1.                           [Insert relevant DB entity name] acting through its [Insert relevant branch] branch at [Insert relevant DB address] (“DB”);

2.                           [Insert name of Supplier party 1] a company registered in [Insert country] under company number [Insert company number] whose registered office is at [Insert Supplier address] (“[Insert name of supplier number 1]”);

3.                           [[Insert name of Supplier party 2] a company registered in [Insert country] under company number [Insert company number] whose registered office is at [Insert Supplier address] (“[Insert name of supplier number 2]”),]

[(each of 2 and 3 collectively and individually being “Supplier” for the purposes of this Statement of Work.  As provided in clause 22 (Sub-contracting) of the Agreement, [Insert name of supplier number 1] and [Insert name of supplier number 2] have joint and several liability under this Statement of Work).]

INTRODUCTION:

Deutsche Bank AG and Supplier, as set out in the parties clause of the Agreement, entered into a Master Services Agreement dated [Insert date of MSA]. Deutsche Bank AG and Supplier, as set out in the parties clause of the Framework Service Description, entered into a Framework Service Description pursuant to clause 2 (The Project Description Agreement Process) of the Agreement dated on [Insert date of Framework Service Description] with Framework Service Description ID [Insert ID of Framework Service Description]. Once executed by the parties, this Statement of Work will be deemed to be incorporated into that Framework Service Description.

DB BENEFICIARIES:

The parties agree that the following DB Group Members, although not DB contracting parties, will benefit from this Statement of Work:

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

[Insert names of DB Beneficiaries] (“DB Beneficiaries”).

DB may add to or vary the DB Beneficiaries under this Statement of Work at any time by giving written notice to Supplier.

DEFINITION:

Critical Service Level Disruption: [Insert Definition of Critical Service Level Disruption]

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

AGREEMENT:

PART ONE

SERVICES & SERVICE LEVELS

19.                               SCOPE OF SERVICES

Supplier will provide to DB and the DB Beneficiaries the following Services, as they evolve during the Statement of Work Term and as they may be supplemented, enhanced, modified or replaced in accordance with the terms of the Framework Service Description and the terms of the Agreement and any service, function or responsibility not specified as being the responsibility of Supplier in this Statement of Work but which is incidental to and necessary for the provision of the Services and can be reasonably construed as falling within the scope of the Services, which can be performed by Supplier without incurring material adverse cost.

19.1                        Supplier will provide the Services in compliance with the Performance Management Matrix.

19.2                        The Services under this Statement of Work will commence on the [Insert start date] (“Effective Date”) and continue until [Insert end date]. Managed Services for each portfolio of applications will commence upon Transition Completion (“Commencement Date”) as outlined in Exhibit D.

19.3                        The Authorised Representatives for each of the parties to this Statement of Work are:

•                  Supplier — [Insert name(s) of Supplier representatives]

•                  DB — [Insert name(s) of DB representatives]

2                                         or as may be otherwise updated from time to time in accordance with the Agreement.

20.                               THE SERVICES

20.1                        Supplier will perform the following Services and/or provide the following Deliverables:

(i)                                     the cross-functional Services defined in Schedule 2 of the Agreement,

(ii)                                  The Transition Services as outlined in Schedule 16 and further described in Exhibit D,

the following Services (as defined in Schedule 2 of the Agreement)(29)

(29)Refer to the definition of Services in schedule 1 (Definitions and Interpretation) and schedule 2 (Services) of the Agreement.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Service Category	Sub-Category

☐ Production Management	☐ Level 1 Support (Service Desk)

☐ Production Support

☐ Application Management	☐ Level 3 Support

☐ Application Maintenance

Additional Services

[Insert additional services]

20.2                        The applications in scope of this Statement of Work are listed below:

[Insert list of applications in scope and short description of their function ]

Details (including Service Level Category (Gold, Silver, Bronze) and hours of operation) about the applications in scope are set out in Exhibit G.

20.3                       The Agreed Service Locations for this Statement of Work in addition to those listed in the Framework Service Description will be:

Premises:

[Insert address of premises]

Supplier’s Disaster Recovery and Business Continuity site:

[Insert address of back-up sites]

21.                               SERVICE LEVELS

21.1                        The Service Levels for this Statement of Work will be governed by the principles set out in schedule 3 of the Agreement.

21.2                        The Services to be performed under this Statement of Work will be governed by the mandatory Service Levels described in the relevant Framework Service Description. The applications covered by this

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Statement of Work are assigned to the Service Level categories (Gold, Silver, Bronze) as described in Exhibit G.

21.3                        In addition to the mandatory Service Levels described in the Framework Service Description, the following Critical Service Levels and Key Measurements will be applicable for this Statement of Work.

(i)                                     SoW-specific Critical Service Levels(30)

Name of Critical Service Level	CD + month	Expected	Minimum	Measurement Window

[Insert definition of SoW-specific Critical Service Levels listed above]

(ii)                                  SoW-specific Non-critical Service Levels

Name of Non-Critical Service Levels	CD + month	Expected	Minimum	Measurement Window

[Insert definition of SoW-specific Non-critical Service Levels listed above]

21.4                        The following Deliverables are SoW-specific Critical Activities as per Schedule 3 of the Agreement:

Description of Critical Activity	ED + month	Credits	Time Period

PART TWO

PRICING

22.                               PRICING INTRODUCTION

22.1                        The Charges set out in this Statement of Work compensate Supplier for providing all the Services described in this Statement of Work.

(30)Any additional Statement of Work specific Service Levels added above will be taken into account only if the relevant FSD Performance Management Matrix is updated accordingly

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

22.2                        Except as otherwise provided for in this Statement of Work, Supplier will not be entitled to any additional Charges or to establish new Charges.  Such changes may only be effected in accordance with the provisions of Change Control Procedure.

23.                               THE COSTS AND CHARGES STRUCTURE

23.1                        The Charges for the Services under this Statement of Work are as set out in Exhibit H in accordance with Annex 1 of Schedule 4 of the Agreement-

23.2                        Supplier will render invoices to the relevant DB Group Member for the provision of the Services as set out below.

[Insert payment schedule](31)

23.3                        The DB Group Member(s) responsible for paying the Charges is/are:

[Insert relevant DB Group member Name and Address](32)

23.4                        Alternative invoice address:

[Insert alternative invoice address, if required](33)

23.5                        Specific Tax/ VAT requirements

[If applicable, insert specific requirements regarding tax/ VAT]

PART THREE

PERSONNEL

24.                               PERSONNEL

24.1                        The following persons listed below as of the Effective Date are Key Personnel for the purposes of this Statement of Work and clause 2 of Schedule 5 of the Agreement.  This list is accurate as at the Effective Date and will be updated by DB and emailed to Supplier from time to time.

24.2                        List of Key Personnel/ Key Roles

[Insert list of names and roles of Key Personnel]

24.3                        Additional language skills:

[Insert any provisions on additional language skills](34)

(31)Refer to clause 12 (Charges) of the Agreement.

(32)Refer to clause 12 (Charges) of the Agreement.

(33)Refer to clause 12 (Charges) of the Agreement.

(34)Refer to clause 4 (Supplier’s Obligations) of the Agreement.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

24.4                        Permitted access to DB:

[Insert details on permitted access to DB’s premises, facilities, and systems](35)

24.5                        Acquired Rights Directive:

[Application of ARD]

25.                               PERSONNEL PROJECTION MATRIX

25.1                        The Personnel Projection Matrix is attached as Exhibit I to this Statement of Work in accordance with Annex 5 of Schedule 4 of the Agreement.

26.                               SUB-CONTRACTING

26.1                        Permission for sub-contracting:

[Insert permission for Supplier to sub-contract](36)

26.2                        Agreed sub-contractors:

[Insert agreed sub-contractors](37)

26.3                        Details of sub-contractors:

[Insert details of any agreed sub-contracting](38)

PART FOUR

ADDITIONAL PROVISIONS

27.                               DB INFRASTRUCTURE/DB SYSTEMS / DB PROPRIETARY SOFTWARE

27.1                        The DB infrastructure, DB Systems and/or DB Proprietary Software which will be made available to Supplier are set out in Exhibit A.

27.2                        Additional securities measures:

[Insert additional security measures](39)

27.3                        Details of email authorisation:

[Insert details of email authorisation](40)

(35)Refer to paragraph 1 of schedule 5 (Personnel Provisions) of the Agreement.

(36)Refer to clause 22 (Sub-Contracting) of the Agreement.

(37)Refer to clause 22 (Sub-Contracting) of the Agreement.

(38)Refer to clause 22 (Sub-Contracting) of the Agreement.

(39)Refer to clause 7 (DB Systems and Technical Security) of the Agreement.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

28.                               SUPPLIER INFRASTRUCTURE

28.1                        Special requirements:

[Insert any required changes or additions to Supplier Infrastructure for the Services]

29.                               INTELLECTUAL PROPERTY RIGHTS

29.1                        DB Material:

[Insert permitted uses of DB Material](41)

29.2                        Third Party Material:

[List Third Party Materials](42)

29.3                        Supplier Material:

[List Supplier Materials].

29.4                        Exceptions to the Intellectual Property Rights described in the Agreement are set out in Exhibit B to this Statement of Work.

30.                               BUSINESS CONTINUITY AND  DISASTER RECOVERY PLAN(43)

30.1                        The BC Plan and Disaster Recovery plan is set out in Exhibit C.

31.                               TRANSITION PLAN

31.1                        The Transition Plan in the format described in Annex 1 of Schedule 16 of the Agreement is set out in Exhibit D

32.                               EXIT MANAGEMENT PLAN

32.1                        The Exit Management Plan in the format described in Annex 1 of Schedule 10 of the Agreement is set out in Exhibit E.(44)

32.2                        Exceptions to timescale:

[Insert any exception to provide the Exit Management Plan within the default time scale of 60 days](45)

(40)Refer to clause 7 (DB Systems and Technical Security) of the Agreement.

(41)Refer to clause 11 (Intellectual Property Rights) of the Agreement.

(42)Refer to clause 11 (Intellectual Property Rights) of the Agreement.

(43)Refer to clause 26 (Business Continuity and Disaster Recovery) of the Agreement.

(44)Refer to clause 29 (Exit Management) and schedule 10 of the Agreement.

(45)Refer to clause paragraph 5 of schedule 10 of the Agreement.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

33.                               DATA PROTECTION - EU STANDARD CONTRACT CLAUSES AND ADDITIONAL OBLIGATIONS(46)

33.1                        [Insert data protection details]

33.2                        If applicable, the EU Standard Contract Clauses are attached as Exhibit F.

34.                               CONTACT PROVISIONS

34.1                        DB contact provisions:

[Insert provisions on confining contact and communication to certain individuals at DB](47)

34.2                        Client contact provisions:

[Insert provisions on permitted contact with clients](48)

35.                               LEGAL AND REGULATORY REQUIREMENTS(49)

35.1                        [Insert additional requirement details]

(46)Refer to paragraph 1 of schedule 12 (Data Protection) of the Agreement.

(47)Refer to paragraph 15 of schedule 8 (Regulatory, Audit and Record Retention Requirements) of the Agreement.

(48)Refer to paragraph 16 of schedule 8 (Regulatory, Audit and Record Retention Requirements) of the Agreement.

(49)To include any applicable local legal and regulatory requirements refer to clause 1 of the Agreement.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Signed for and on behalf of [Insert name of DB entity] acting through its [Insert branch] branch:		Signed for and on behalf of [Insert name of Supplier]:

Signature:		Signature:
	(Authorised Signatory 1)		(Authorised Signatory)

Name:		Name:
	(Print Name)		(Print Name)

Date:		Date:
	(Print Date)		(Print Date)

Signature:
(Authorised Signatory 2)

Name:
(Print Name)

Date:
(Print Date)

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit A: DB infrastructure, DB Systems and/or DB Proprietary Software

[Include list of DB infrastructure/systems/software]

Exihibit B: Exceptions to the Intellectual Property Rights provisions

[Include exceptions to IPR]

Exhibit C: Business Continuity and Disaster Recovery Plan

[Include BC / DR plan]

Exhibit D: Transition Plan

[Include agreed transition plan using Annex 1 of Schedule 16 of the Agreement]

Exhibit E: Exit Management Plan

[Include agreed exit management plan using Annex 1 of Schedule 10 of the Agreement]

Exhibit F: Data Protection

[IncludeEU Data Protection clauses]

Exhibit G: List of Applications in Scope

[Include list of applications in scope]

Exhibit H: Pricing Schedule

[Include agreed pricing schedule using Annex 1 of Schedule 4 of the Agreement]

Exhibit I: Personnel Projection Matrix

[Include agreed personnel projection matrix using Annex 5 of Schedule 4 of the Agreement]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

[Insert ID of Statement of Work]

STATEMENT OF WORK

PROJECT NAME:        [Insert project name]

DATE:                              [Insert date]

PARTIES:

1.                           [Insert relevant DB entity name] acting through its [Insert relevant branch] branch at [Insert relevant DB address] (“DB”);

2.                           [Insert name of Supplier party 1] a company registered in [Insert country] under company number [Insert company number] whose registered office is at [Insert Supplier address] (“[Insert name of supplier number 1]”);

3.                           [[Insert name of Supplier party 2] a company registered in [Insert country] under company number [Insert company number] whose registered office is at [Insert Supplier address] (“[Insert name of supplier number 2]”),]

[(each of 2 and 3 collectively and individually being “Supplier” for the purposes of this Statement of Work.  As provided in clause 22 (Sub-contracting) of the Agreement, [Insert name of supplier number 1] and [Insert name of supplier number 2] have joint and several liability under this Statement of Work).]

INTRODUCTION:

Deutsche Bank AG and Supplier, as set out in the parties clause of the Agreement, entered into a Master Services Agreement dated [Insert date of MSA]. Deutsche Bank AG and Supplier, as set out in the parties clause of the Framework Service Description, entered into a Framework Service Description pursuant to clause 2 (The Project Description Agreement Process) of the Agreement dated on [Insert date of Framework Service Description] with Framework Service Description ID [Insert ID of Framework Service Description]. Once executed by the parties, this Statement of Work will be deemed to be incorporated into that Framework Service Description.

DB BENEFICIARIES:

The parties agree that the following DB Group Members, although not DB contracting parties, will benefit from this Statement of Work:

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

[Insert names of DB Beneficiaries] (“DB Beneficiaries”).

DB may add to or vary the DB Beneficiaries under this Statement of Work at any time by giving written notice to Supplier.

DEFINITION:

Critical Service Level Disruption: [Insert Definition of Critical Service Level Disruption]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

AGREEMENT:

PART ONE

SERVICES

36.                               SCOPE OF SERVICES

Supplier will provide to DB and the DB Beneficiaries the following Services, as they evolve during the Statement of Work Term and as they may be supplemented, enhanced, modified or replaced in accordance with the terms of the Framework Service Description and the terms of the Agreement and any service, function or responsibility not specified as being the responsibility of Supplier in this Statement of Work but which is incidental to and necessary for the provision of the Services and can be reasonably construed as falling within the scope of the Services, which can be performed by Supplier without incurring material adverse cost.

36.1                        The Services under this Statement of Work will commence on the [Insert start date] (“Effective Date”) and continue until [Insert end date].

36.2                        The Authorised Representatives for each of the parties to this Statement of Work are:

•                  Supplier — [Insert name(s) of Supplier representatives]

•                  DB — [Insert name(s) of DB representatives]

or as may be otherwise updated from time to time in accordance with the Agreement.

36.3                        Supplier will ensure that any Deliverables will meet the requirements and specifications set out in this Statement of Work for a period of:

[Insert time period].

37.                               THE SERVICES

37.1                        Supplier will perform the following Services and/or provide the following Deliverables:

(i)                                     the cross-functional Services defined in Schedule 2 of the Agreement,

(ii)                                  the following Services described below

37.2                        Description of the Supplier responsibilities, Deliverables, and/or Milestones

[Insert detailed description of the Supplier responsibilities/ Deliverables, and/or Milestones]

37.3                        The Agreed Service Locations for this Statement of Work in addition to those listed in the Framework Service Description will be:

Premises:

[Insert address of premises]

Supplier’s Disaster Recovery and Business Continuity site:

[Insert address of back-up sites]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

38.                               CRITICAL ACTIVITIES

38.1                        Critical Activities for this Statement of Work will be governed by the principles set-up in schedule 3 of the Agreement.

38.2                        The following Deliverables are Critical Activities as per Schedule 3 of the Agreement:

Description of Critical Activity	ED + month	Credits	Time Period

39.                               ACCEPTANCE TEST

39.1                        The Project Services will be subject to the following Acceptance Tests:

[Insert details on acceptance tests](50)

PART TWO

PRICING

40.                               PRICING INTRODUCTION

40.1                        The Charges set out in this Statement of Work compensate Supplier for providing all the Services described in this Statement of Work.

40.2                        Except as otherwise provided for in this Statement of Work, Supplier will not be entitled to any additional Charges or to establish new Charges.  Such changes may only be effected in accordance with the provisions of Change Control Procedure.

41.                               THE COSTS AND CHARGES STRUCTURE

41.1                        The Charges for the Services under this Statement of Work are as set out in Exhibit H in accordance with Annex 2 of Schedule 4:

41.2                        Supplier will render invoices to the relevant DB Group Member for the provision of the Services as set out below.

[Insert payment schedule](51)

41.3                        The DB Group Member(s) responsible for paying the Charges is/are:

[Insert relevant DB Group member Name and Address](52)

(50) Refer to clause 10 (Acceptance of Services) of the Agreement.

(51) Refer to clause 12 (Charges) of the Agreement.

(52) Refer to clause 12 (Charges) of the Agreement.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

41.4                        Alternative invoice address:

[Insert alternative invoice address, if required](53)

41.5                        Specific Tax/ VAT requirements

[If applicable, insert specific requirements regarding tax/ VAT]

42.                               PASS-THROUGH EXPENSES

42.1                        Supplier will be responsible for all expenses in accordance with Annex 4 to Schedule 4 of the Agreement.

42.2                        Supplier will only incur expense in respect of Pass Through Expenses (including travel, subsistence and entertainment) if Supplier has obtained DB’s prior written approval in respect of such expenses.

42.3                        The relevant DB Group Member will reimburse Supplier for any such approved Pass Through Expenses incurred by Supplier in accordance with the payment terms set out or referred to in this Statement of Work and in accordance with Schedule 4 of the Agreement.

42.4                        Except where the relevant DB Group Member has requested a member of Personnel to attend a workplace which is different to their normal workplace, in no event will the relevant DB Group Member be responsible for the travelling costs of Personnel travelling from their home to the workplace.  Any such expenses will still require prior approval as set out in paragraph 42.2 of this Statement of Work.

42.5                        Details of Pass Through Expenses:

[Add details of any Pass Through Expenses agreed with Supplier]

PART THREE

PERSONNEL

43.                               PERSONNEL

43.1                        The following persons listed below as of the Effective Date are Key Personnel for the purposes of this Statement of Work and clause 2 of Schedule 5 of the Agreement.  This list is accurate as at the Effective Date and will be updated by DB and emailed to Supplier from time to time.

43.2                        List of Key Personnel

[Insert list of names and roles of Key Personnel]

43.3                        Details of Skill Grade:

(53) Refer to clause 12 (Charges) of the Agreement.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

[Insert details about Skill Grades](54)

43.4                        Additional language skills:

[Insert any provisions on additional language skills](55)

43.5                        Permitted access to DB:

[Insert details on permitted access to DB’s premises, facilities, and systems](56)

43.6                        Acquired Rights Directive:

[Application of ARD]

44.                               SUB-CONTRACTING

44.1                        Permission for sub-contracting:

[Insert permission for Supplier to sub-contract](57)

44.2                        Agreed sub-contractors:

[Insert agreed sub-contractors](58)

44.3                        Details of sub-contractors:

[Insert details of any agreed sub-contracting](59)

PART FOUR

ADDITIONAL PROVISIONS

45.                               DB INFRASTRUCTURE/DB SYSTEMS / DB PROPRIETARY SOFTWARE

45.1                        The DB infrastructure, DB Systems and/or DB Proprietary Software which will be made available to Supplier are set out in Exhibit A.

45.2                        Additional securities measures:

[Insert additional security measures](60)

(54) Refer to the definition of Skill Grades in schedule 1 (Definitions and Interpretation) of the Agreement.

(55) Refer to clause 4 (Supplier’s Obligations) of the Agreement.

(56) Refer to paragraph 1 of schedule 5 (Personnel Provisions) of the Agreement.

(57) Refer to clause 22 (Sub-Contracting) of the Agreement.

(58) Refer to clause 22 (Sub-Contracting) of the Agreement.

(59) Refer to clause 22 (Sub-Contracting) of the Agreement.

(60) Refer to clause 7 (DB Systems and Technical Security) of the Agreement.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

45.3                        Details of email authorisation:

[Insert details of email authorisation](61)

46.                               SUPPLIER INFRASTRUCTURE

46.1                        Special requirements:

[Insert any required changes or additions to Supplier Infrastructure for the Services]

47.                               INTELLECTUAL PROPERTY RIGHTS

47.1                        DB Material:

[Insert permitted uses of DB Material](62)

47.2                        Third Party Material:

[List Third Party Materials](63)

47.3                        Supplier Material:

[List Supplier Materials].

47.4                        Exceptions to the Intellectual Property Rights described in the Agreement are set out in Exhibit B to this Statement of Work.

48.                               DISASTER RECOVERY AND BUSINESS CONTINUITY(64)

48.1                        The BC Plan and Disaster Recovery plan is set out in Exhibit C.

49.                               EXIT MANAGEMENT

49.1                        The Exit Management Plan in the format described in Annex 1 of Schedule 10 of the Agreement is set out in Exhibit E. (65)

49.2                        Exceptions to timescale:

[Insert any exception to provide the Exit Management Plan within the default time scale of 60 days](66)

(61) Refer to clause 7 (DB Systems and Technical Security) of the Agreement.

(62) Refer to clause 11 (Intellectual Property Rights) of the Agreement.

(63) Refer to clause 11 (Intellectual Property Rights) of the Agreement.

(64) Refer to clause 26 (Business Continuity and Disaster Recovery) of the Agreement.

(65) Refer to clause 29 (Exit Management) and schedule 10 of the Agreement.

(66) Refer to clause paragraph 5 of schedule 10 of the Agreement.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

50.                               DATA PROTECTION - EU STANDARD CONTRACT CLAUSES AND ADDITIONAL OBLIGATIONS(67)

50.1                        [Insert data protection details]

50.2                        If applicable, the EU Standard Contract Clauses are attached as Exhibit F.

51.                               CONTACT PROVISIONS

51.1                        DB contact provisions:

[Insert provisions on confining contact and communication to certain individuals at DB](68)

51.2                        Client contact provisions:

[Insert provisions on permitted contact with clients](69)

52.                               LEGAL AND REGULATORY REQUIREMENTS(70)

52.1                        [Insert additional requirement details]

(67) Refer to paragraph 1 of schedule 12 (Data Protection) of the Agreement.

(68) Refer to paragraph 15 of schedule 8 (Regulatory, Audit and Record Retention Requirements) of the Agreement.

(69) Refer to paragraph 16 of schedule 8 (Regulatory, Audit and Record Retention Requirements) of the Agreement.

(70) To include any applicable local legal and regulatory requirements refer to clause 1 of the Agreement.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Signed for and on behalf of [Insert name of DB entity] acting through its [Insert branch] branch:		Signed for and on behalf of [Insert name of Supplier]:

Signature:		Signature:
	(Authorised Signatory 1)		(Authorised Signatory)

Name:		Name:
	(Print Name)		(Print Name)

Date:		Date:
	(Print Date)		(Print Date)

Signature:
(Authorised Signatory 2)

Name:
(Print Name)

Date:
(Print Date)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit A: DB infrastructure, DB Systems and/or DB Proprietary Software

[Include list of DB infrastructure/systems/software]

1.1.

1.2. Exihibit B: Exceptions to the Intellectual Property Rights provisions

[Include exceptions to IPR]

1.3.

1.4. Exhibit C: Business Continuity and Disaster Recovery Plan

[Include BC / DR plan]

1.5.

1.6. Exhibit D: Intentionally left blank

1.7.

1.8. Exhibit E: Exit Management Plan

[Include agreed exit management plan using Annex 1 of Schedule 10 of the Agreement]

1.9.

1.10.   Exhibit F: Data Protection

[IncludeEU Data Protection clauses]

1.11.

1.12.   Exhibit G: Intentionally left blank

1.13.

1.14.   Exhibit H: Pricing Schedule

1.15.   [Include agreed pricing schedule using Annex 2 of Schedule 4 of the Agreement]

1.16.

1.17.   Exhibit I: Intentionally left blank

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

[Insert ID of Statement of Work]

STATEMENT OF WORK

PROJECT NAME:                       [Insert project name]

DATE:                                                                                           [Insert date]

PARTIES:

1.                           [Insert relevant DB entity name] acting through its [Insert relevant branch] branch at [Insert relevant DB address] (“DB”);

2.                           [Insert name of Supplier party 1] a company registered in [Insert country] under company number [Insert company number] whose registered office is at [Insert Supplier address] (“[Insert name of supplier number 1]”);

3.                           [[Insert name of Supplier party 2] a company registered in [Insert country] under company number [Insert company number] whose registered office is at [Insert Supplier address] (“[Insert name of supplier number 2]”),]

[(each of 2 and 3 collectively and individually being “Supplier” for the purposes of this Statement of Work.  As provided in clause 22 (Sub-contracting) of the Agreement, [Insert name of supplier number 1] and [Insert name of supplier number 2] have joint and several liability under this Statement of Work).]

INTRODUCTION:

Deutsche Bank AG and Supplier, as set out in the parties clause of the Agreement, entered into a Master Services Agreement dated [Insert date of MSA]. Deutsche Bank AG and Supplier, as set out in the parties clause of the Framework Service Description, entered into a Framework Service Description pursuant to clause 2 (The Project Description Agreement Process) of the Agreement dated on [Insert date of Framework Service Description] with Framework Service Description ID [Insert ID of Framework Service Description]. Once executed by the parties, this Statement of Work will be deemed to be incorporated into that Framework Service Description.

DB BENEFICIARIES:

The parties agree that the following DB Group Members, although not DB contracting parties, will benefit from this Statement of Work:

[Insert names of DB Beneficiaries] (“DB Beneficiaries”).

DB may add to or vary the DB Beneficiaries under this Statement of Work at any time by giving written notice to Supplier.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

AGREEMENT:

PART ONE

SERVICES

53.                               SCOPE OF SERVICES

Supplier will provide to DB and the DB Beneficiaries the following Services, as they evolve during the Statement of Work Term and as they may be supplemented, enhanced, modified or replaced in accordance with the terms of the Framework Service Description and the terms of the Agreement and any service, function or responsibility not specified as being the responsibility of Supplier in this Statement of Work but which is incidental to and necessary for the provision of the Services and can be reasonably construed as falling within the scope of the Services, which can be performed by Supplier without incurring material adverse cost.

53.1                        The Services under this Statement of Work will commence on the [Insert start date] (“Effective Date”) and continue until [Insert end date].

53.2                        The Authorised Representatives for each of the parties to this Statement of Work are:

•                  Supplier — [Insert name(s) of Supplier representatives]

•                  DB — [Insert name(s) of DB representatives]

or as may be otherwise updated from time to time in accordance with the Agreement.

53.3                        The Agreed Service Locations for this Statement of Work in addition to those listed in the Framework Service Description will be:

Premises:

[Insert address of premises]

Supplier’s Disaster Recovery and Business Continuity site:

[Insert address of back-up sites]

54.                               STAFFING/ PRICING

54.1                        The Charges set out in this Statement of Work compensate Supplier for providing all the Services described in this Statement of Work.

54.2                        Except as otherwise provided for in this Statement of Work, Supplier will not be entitled to any additional Charges or to establish new Charges.  Such changes may only be effected in accordance with the provisions of Change Control Procedure.

54.3                        The resources to be provided by Supplier under this Statement of Work and the related Charges are set out in the table below:

Role Profile	Name of Resource (if applicable)	Number of Resources	Rate	Expected Mandays	Total Charges

Total

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

[Further details of Capacity Augmentation]

54.4                        Supplier will render invoices to the relevant DB Group Member for the provision of Time and Materials Services as described in the Agreement.

Exception to payment cycle described in the Agreement:

[Insert exceptions to the payment cycle](71)

For the avoidance of doubt where charges are specified for a working day, the day will, unless otherwise agreed by the relevant DB Group Member, consist of at least 8 worked hours.

Each member of the Personnel who provide the Services will maintain and on request by the relevant DB Group Member submit accurate and complete timesheets on a weekly basis to DB’s Authorised Representative for approval and endorsement. Supplier will promptly address any concerns raised by DB’s Authorised Representative in relation to the timesheets.

54.5                        The DB Group Member(s) responsible for paying the Charges is/are:

[Insert relevant DB Group member Name and Address](72)

54.6                        Alternative invoice address:

[Insert alternative invoice address, if required](73)

55.                               PASS-THROUGH EXPENSES

55.1                        Supplier will be responsible for all expenses in accordance with Annex 4 to Schedule 4 of the Agreement.

55.2                        Supplier will only incur expense in respect of Pass Through Expenses (including travel, subsistence and entertainment) if Supplier has obtained DB’s prior written approval in respect of such expenses.

55.3                        The relevant DB Group Member will reimburse Supplier for any such approved Pass Through Expenses incurred by Supplier in accordance with the payment terms set out or referred to in this Statement of Work and in accordance with Schedule 4 of the Agreement.

55.4                        Except where the relevant DB Group Member has requested a member of Personnel to attend a workplace which is different to their normal workplace, in no event will the relevant DB Group Member be responsible for the travelling costs of Personnel travelling from their home to the workplace.  Any such expenses will still require prior approval as set out in paragraph 42.2 of this Statement of Work.

55.5                        Details of Pass Through Expenses:

[Add details of any Pass Through Expenses agreed with Supplier]

(71) Refer to clause 12 (Charges) of the Agreement.

(72) Refer to clause 12 (Charges) of the Agreement.

(73) Refer to clause 12 (Charges) of the Agreement.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Signed for and on behalf of [Insert name of DB entity] acting through its [Insert branch] branch:	Signed for and on behalf of [Insert name of Supplier]:

Signature:	Signature:
(Authorised Signatory 1)	(Authorised Signatory)

Name:	Name:
(Print Name)	(Print Name)

Date:	Date:
(Print Date)	(Print Date)

Signature:
(Authorised Signatory 2)

Name:
(Print Name)

Date:
(Print Date)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 15
 (MIS Reporting)

Supplier will be expected to provide the following MIS reports:

1.   [*]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 16
(Transition)

1.                                      TRANSITION PLAN

1.1                               With respect to each Statement of Work, Supplier will perform all tasks, functions and services (except those responsibilities set forth under such Statement of Work as DB responsibilities) necessary to accomplish the transition of the Services under such Statement of Work to Supplier (“Transition”) in accordance with the Milestone dates set forth in the Transition Plan  (the “Transition Services”).  DB will perform those responsibilities identified in such Statement of Work in accordance with the relevant Milestone dates and the associated Transition Plan.  The Transition Plan, provided by Supplier, will be set out in the Statement of Work and will be composed of a list of deliverables or other requirements agreed with DB as necessary for Transition.  Further, DB will use reasonable efforts to cause all DB agents to cooperate fully with DB processes resulting from the transition.

1.2                               Each detailed Transition Plan will specifically identify, among other things:

in respect of application development and maintenance services, the sequence and timing of Applications moving to each Agreed Service Location, as well as the delivery model outlining the roles and work activities at each such Agreed Service Location, the Deliverables to be completed by Supplier,

the date(s) by which each such activity or Deliverable is to be completed (the “Transition Milestones”),

a process and set of standards to which Supplier will adhere in the performance of the Transition Services and that will enable DB to determine whether Supplier has successfully completed the transition and the activities and Deliverables associated with each Transition Milestone, contingency or risk mitigation strategies to be employed by Supplier in the event of disruption or delay,

the names and resumes of the key individuals to be assigned by Supplier to execute the Transition Plan and a detailed work plan identifying the specific transition activities to be performed by individual Personnel on a weekly basis during the Transition Period.  Supplier will incorporate all comments and changes reasonably requested by DB in respect of any such Transition Plan.

1.3                               DB will have the right to interview and approve the key individuals like Transition Manager to be assigned by Supplier to execute the Transition Plan.

1.4                               Unless otherwise agreed in a Framework Service Description, DB will not be charged for (a) knowledge transfer or (b) for transition overlap of the Personnel during the applicable Transition Period in the applicable Statement of Work.

1.5                               Unless otherwise specified in the applicable Statement of Work, Supplier will appoint a transition manager who will (1) be responsible for the overall success of the Transition Services and (2) act as a single point of contact for Supplier throughout the performance of the Transition Services.

1.6                               Except as otherwise expressly provided in the Transition Plan (which will appropriately acknowledge that some element of disruption may be inevitable as in any such transition, but will in all events be minimized), Supplier will perform the Transition Services in a manner that will not (1) disrupt or have an unnecessary adverse impact on the activities or operations of the DB Group or the Authorized Users,

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(2) degrade the Services then being received by DB Group or the Authorized Users or (3) disrupt or interfere with the ability of the DB Group or the Authorized Users to obtain the full benefit of the Services.  Without limiting its obligations or responsibilities, prior to undertaking any transition activity, Supplier will discuss with DB all known DB Group- and Authorized User-specific material risks and will not proceed with such activity until DB is reasonably satisfied with the plans with regard to such risks.

1.7                               Until the completion of the Transition Services, each Party will update the other Party regarding the status of the Transition Services and any anticipated delays as often as may be reasonably requested by such other Party, but in any event at least weekly.  Promptly upon receiving any information indicating that Supplier may not perform its responsibilities or meet the timetable or Transition Milestones set forth in the Transition Plan, Supplier will notify DB of such delays and will identify for DB’s consideration and approval specific measures to address such delays and mitigate the risks associated therewith.

2.                                      COMPLETION AND ACCEPTANCE OF TRANSITION

2.1                               Transition will not be complete until Supplier has successfully completed Transition and Acceptance takes place in accordance with the agreed process in each Statement of Work.

2.2                               DB may extend any dates in a Transition Plan, change the order of any geographic or functional implementation, or vary the completion date, and the impact of such changes will be addressed in accordance with the Change Control Procedures.

2.3                               If Supplier has not successfully completed any Transition by the completion date specified in the applicable Transition Plan, and such failure was not caused by DB’s failure to perform any of its tasks, or provide any DB Resources, set forth in the applicable Statement of Work or Transition Plan, then, without affecting DB’s right to Milestone Credits or Deliverable Credits or prejudicing DB’s right to seek other remedies, DB may:

extend the period for Transition and vary the completion date, in which case:

(b)                                 Supplier will submit a plan to DB for its approval which sets out how and when any incomplete parts of Transition will be completed; and

(c)                                  once DB has approved the plan, Supplier will complete Transition in accordance with the plan; or

notify Supplier that DB accepts the Transition as complete; or

upon notice to Supplier, terminate the Statement of Work affected by the Transition delay,.

If Supplier has not successfully completed any Transition by the completion date specified in the applicable Transition Plan, and such failure was caused by DB’s failure to perform any of its tasks, or provide any DB Resources, set forth in the applicable Statement of Work or Transition Plan, , Supplier will be excused for such failure to successfully complete such Transition to the extent and for so long as such delay is the fault of DB and the impact of such delay on Supplier’s cost of performing the Transition Services will be addressed in accordance with the Change Control Procedures.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Annex 1 to Schedule 16

TRANSITION FRAMEWORK

3.                                      INTRODUCTION

3.1                               This Annex 1 to Schedule 16 sets forth the requirements that Supplier will follow in connection with the transition of the Services.

3.2                               DB will institutionalize the following transition framework and terminology.  To achieve consistency, Supplier is to populate the table in paragraph 5 of this Annex to identify the specific work activity and deliverables for each stage of the Transition.

3.3                               For clarity, the Transition is defined as follows:

Pre-Planning — All activity associated with preparation in advance of engaging DB Subject Matter Expert (SME) community for Knowledge Acquisition.

Knowledge Acquisition (KA) — All activity associated with the documentation, learning, understanding, and process mapping associated with the application.

Knowledge Transfer (KT) — All activity associated with the establishment of knowledge and ongoing training capability, including demonstrated offshore capability.

Steady State — All activity associated with supporting the applications at the Offshore Development Centre in conformance with the associated Service Levels and requirements detailed in the Agreement.

3.4                              The Transition framework mandates the following quality gate process per DB portfolio, Evaluation will be based on a per application performance level:

Quality Gate #1 — Pre-Planning Exit

Quality Gate #2 — Knowledge Acquisition — Interim Review

Quality Gate #3 — Knowledge Acquisition Exit

Quality Gate #4 — Knowledge Transfer — Interim Review (Conclusion of Shadow Support)

Quality Gate #5 — Knowledge Transfer Exit — Reverse Shadow

3.5                               Assumptions:

The dates for Quality Gate # 1 - Pre-Planning Exit  will be defined at the Statement of Work level

Quality Gate #2 — Knowledge Acquisition Interim Review & Knowledge Acquisition Exit Gate #3 will be defined at an application grouping level.

Quality Gate #4 — Knowledge Transfer Interim Review & Knowledge Transfer Exit Gate #5 will be defined at an application grouping level.

The dates for Quality Gate #3 — Knowledge Acquisition Exit and Quality Gate #5 — Knowledge Transfer Exit provided in the draft transition plan included at the end of the document are tentative.  These dates could vary depending on the amount of existing documentation provided by DB and will be finalized during the Quality Gate # 1 - Pre-Planning Exit.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

4.                                      PRE-PLANNING

The following content includes a table for each of the four (4) stages of the DB transition framework.  The table includes a column titled ‘Supplier Activities’.  Supplier is to enter into this column the activities from their proprietary methodologies that support the activities of the specific phase of the DB Transition Framework.

4.1                               Pre-Planning is the period in which Supplier develops overall transition approach for the application portfolio, prepares the team through education and training before the DB SME community is engaged for Knowledge Acquisition.  Activities to be executed in this stage include but are not limited to:

Develop Environment Transition Requirements Overview Document:

(a)                                 Including required connectivity, access, desktop and all technical requirements along with specific time requirements to achieve necessary overall transition milestones.

(b)                                 Focus on this effort is to define offshore connectivity requirements on an application by application approach.

Develop familiarity and knowledge of application portfolio and DB environment with targeted on-site resources before they arrive at DB facility to engage SME community.

(a)                                 Including review of documentation, run books, problem logs, training materials, establish access to code and applications

(b)                                 DB transition team will conduct conference calls with the team identified to come onsite prior to the team departing to arrive at DB.

Develop overall transition plan for application portfolios using Supplier methodology and tools.

(a)                                 Present to DB transition PMO the detailed findings of the portfolio analysis, including targeted staffing plan indicating:

(i)                                     # of resources coming onsite for Transition

(ii)                                  # of these resources that will return to offshore location

(iii)                               # of offshore resources participating in Transition

(b)                                 Indicate applications where automated tools, reverse engineering and other techniques will be used to document applications

(c)                                  Including SME schedule/requirements per application

Provide DB blank templates of the knowledge documentation Supplier will create for each application

(a)                                 This will be shared with DB internal organization to prepare internal team for upcoming Knowledge Acquisition Activity.

Quality Gate #1 presentation per portfolio demonstrating all of these activities have been executed to secure DB agreement that the portfolio is prepared to EXIT Pre-Planning and ENTER Knowledge Acquisition.

4.2                               Supplier Pre-Planning Requirements

Assign necessary resources to execute Pre-Planning Activity

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(a)                                 Number of resources for this stage should be the minimum to achieve the required Deliverables.

Develop resource staffing per the required Transition Plan per Statement of Work.

Execute all Pre-Planning activities defined within DB transition framework along with items Supplier believes will bring value to the overall transition process.

4.3                               DB Pre-Planning Requirements

Provide Supplier access to internal application documentation for the explicit purpose of developing the Transition Plan.

(a)                                 Broader access to application documentation (as applicable) will be provided during KA activity.

DB Transition PMO will facilitate and coordinate access to the SME community on a limited basis during Pre-Planning.

(a)                                 Broader access to the DB application SME community will occur per the agreed Transition Project Plan.

(b)                                 Identification, procurement and deployment as necessary of DB agreed software licenses required to support the applications in scope.

Be responsive to Supplier request to develop understanding of DB connectivity requirements and Supplier potential access options as well as grant Supplier access to the relevant in scope applications as necessary for the development of the Transition Plan provide including access to tools, server boxes, shared-drives, development rights, and all other access required to support the applications in scope.

Provide Transition PMO templates and training in order to execute DB transition framework:

(a)                                 DB Transition PMO meeting schedule and procedures

(b)                                 DB Transition PMO Status Report template, process and training

(c)                                  DB Transition PMO Operational Readiness template

(d)                                 DB Transition PMO templates for:

(i)                                     Playback Sessions

(ii)                                  Shadow Support

(iii)                               Reverse Shadow Support

Provide Supplier a list of applications that will require the addition of a specific task in order to validate operational readiness.

(a)                                 To be incorporated into Supplier Transition Plan

4.4                               Quality Gate #1 — Pre-Planning Exit

Quality Gate #1 will be on a Statement of Work level. Participants in Quality Gate #1 will be the DB Transition PMO and appropriate DB Portfolio Manager(s). Supplier participants are

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

limited to the onsite delivery manager, Supplier Transition Manager and the offshore delivery manager (telephonically or via video conference).

4.5                               Pre-Planning Deliverables:

Supplier Knowledge Templates — Effective Date +(+insert time scale)

Onsite Resource Education and Training Plan — Effective Date +(insert time scale

Transition Plan per portfolio — Effective Date +(insert time scale)

Environment requirements plan per Sub-portfolio- Effective Date +(insert time scale)

(NOTE/ the above will take into account the size and complexity of the portfolio)

DB	Work Activity	Supplier Activities	Check — In Criteria	Check — Out Criteria
Pre-Planning

•                  Develop and deliver proposed Transition Plan to DB Transition PMO.

•                  Supplier prepares resources who will be executing onsite rolls to be knowledgeable of DB, the environment and the application to the best of their ability prior to coming onto the DB site.

•                  Supplier to develop environment requirements plan per sub-portfolio.

•

•                  Signed Agreement

•                  Copies of Supplier knowledge documentation including all templates, decks, etc. that will be populated with DB application data and presented to the internal DB teams.

•                  Access to documentation provided to Supplier

•                  Proposed training and education plan for resources that will be coming on-site to execute KA.

•                  Detailed Transition Plan per portfolio based upon Supplier analysis.

•                  Deliver detailed environments requirements plan per sub-portfolio

•                  Validation that proposed training and education has been executed for Supplier resources that will be coming onsite to execute KA.

45.

5.                                      KNOWLEDGE ACQUISITION:

5.1                               Knowledge Acquisition is the period in which Supplier documents detailed application characteristics and supported business process per the templates provided in the Pre-Planning phase of the DB transition framework.  In the Knowledge Acquisition phase, Supplier will execute the SME schedule by which knowledge will be required, documented and the manner in which the offshore team is engaged in the process.  Knowledge Acquisition activities include but are not limited to:

DB Transition Kick-Off Executive Meeting

Execute environment requirements plan

(a)                                 Focused on Supplier connectivity to DB environment.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Populate knowledge template/handbook per the schedule utilizing the full suite of information sources available per application.

(a)                                 This includes SME interviews (per Transition Plan), reverse engineering of code, review of run books and utilization of Supplier automated tools.

Adhere to DB Transition PMO Transition Framework Status Report process

Specify task to be executed prior to Reverse Knowledge Transfer to demonstrate operational readiness for selected applications.

Execute KA ‘Play Back’ Sessions to portfolio and or application managers consistent with defined schedule.

(a)                                 KA Play Back Sessions are to utilize the template provided by the DB Transition PMO.

(i)                                     Templates are to be populated by Supplier resource.

(b)                                 KA Play Back presentations are to be added by Supplier to the knowledge repository

Quality Gate #2 — Knowledge Acquisition — Interim Review presentation per application grouping demonstrating all KA activities have been executed per transition project plan to this point in time. DB agreement that the application grouping is prepared to continue Knowledge Acquisition and enter the final stage of Knowledge Acquisition.

Quality Gate #3 — Knowledge Acquisition — Exit presentation per application grouping demonstrating all KA activities have been executed. DB agreement that the application grouping is prepared to exit Knowledge Acquisition and enter Knowledge Transfer.

5.2                               Supplier Knowledge Acquisition Requirements

Execute Transition Plan and environment requirements plan

Onsite team has been trained per the Statement of Work.

Utilize the status process to provide DB full accounting of process, issues, risk and recommended mitigation activities

5.3                               DB Knowledge Acquisition Requirements

Execute Transition Kick-Off meeting

Support Supplier in securing required SME access as defined in the Transition Plan provided in the Pre-Planning phase.

Support Supplier in gaining connectivity and access per the agreed to schedule

DB Transition PMO and Portfolio Manager monitor playback sessions throughout the Knowledge Acquisition process.

DB Transition PMO and Portfolio Manager are available for Quality Gates #2 and #3 presentations per the project plan (with reasonable notice of the schedule — to be scheduled by Supplier)

5.4                               Quality Gate #2 — Knowledge Acquisition — Interim Review

Quality Gate #2 will be on an application grouping level. Participants in Quality Gate #2 will be the DB Transition PMO and DB Portfolio Manager.  Supplier participants are limited to

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

the onsite delivery manager and the offshore delivery manager and Supplier Transition Manager (telephonically or via video conference).

(a)                                 Deliverables for Quality Gate #2 are:

(i)                                     Documentation of the successfully completed series of ‘Play Back’ sessions per application within the application grouping per the transition project plan and

(ii)                                  a copy of the Play Back template for the application.

Current state of KA documentation — reviewed. Validated and approved by project manager

5.5                               Quality Gate #3 — Knowledge Acquisition — Exit

Quality Gate #3 will be on an application grouping level. Participants in Quality Gate #3 will be the DB Transition PMO and DB Portfolio Manager.  Supplier participants are limited to the onsite delivery manager and the offshore delivery manager and Supplier Transition Manager (telephonically or via video conference).

(a)                                 Deliverables for Quality Gate #3 are:

(i)                                     Documentation of the successfully completed series of ‘Play Back’ sessions per application within the application grouping per the transition project plan, including a copy of the final Play Back template for the application.

(ii)                                  Current state of KA documentation — reviewed. Validated and approved by project manager

5.6                               Knowledge Acquisition Deliverables:

Play Back Session documentation per application — Per agreed to Transition Plan

Knowledge Acquisition documentation per application — Per agreed to Transition Plan.

DB	Work Activity	Supplier Activities	Check — In Criteria	Check — Out Criteria
Knowledge Acquisition

•                  DB Kick-off meeting

•                  KA activities are initiated and executed per Transition Plan and environment requirements plan

•                  SME schedule is constantly monitored for adherence and effectiveness

•                  KA activities that do not

		•	• Successful completion of Quality Gate #1.	• Successful completion of application ‘Play Back’ sessions • Successful review, validation and approval of knowledge document by Portfolio Manager • Successful execution of environment requirements

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

require SME support are aggressively pursued per the plan.

•                  Supplier utilizes the standard Play Back template provided by DB Transition PMO so activity can be documented and placed in knowledge repository.

•                  Review list of selected applications for operational readiness activity: define exact activity by which operational readiness will be demonstrated.

plan per application and application groupings within the portfolio. • Successful achievement of overall Transition Plan for the portfolio including staffing, skills, onsite team and offshore team.

6.                                      KNOWLEDGE TRANSFER:

6.1                              Knowledge Transfer is the period in which Supplier demonstrates the ability to execute operational requirements through a defined evolutionary process; shifting execution from current state to Managed Services model.  In the Knowledge Transfer phase Supplier ‘transitions’ from observer to doer.  The DB Transition PMO, Supplier and Portfolio Managers monitor progress and capability through the defined Knowledge Transfer process culminating in Quality Gate #5 at which time Supplier resources have demonstrated the ability to execute in the Managed Services model.  Throughout the Knowledge Transfer Phase, Supplier executes per the agreed to Transition Plan, environment requirements plan and transition status report requirements.  At the minimum, Knowledge Transfer activities include:

KT Part 1 - Shadow Support

(a)                                 Shadow support is the period in which Supplier personnel observe and document the work activity of DB resources executing daily requirements. In addition, it is a period that Supplier resources gather previous samples of Non-Discretionary and Discretionary work activity to practice and gain hands-on knowledge.  In addition, code reverse engineering and other activities are executed to broaden and deepen knowledge.

(b)                                 During Shadow support, the offshore team is to be doing parallel practice and learnings.

(i)                                     Environment connectivity and access is established per the environment requirements plan.  If access to the application environment is not as yet

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

prepared, offshore resources should be using the Non-Discretionary work samples to the extent reasonable.

(c)                                  Shadow Support Closure:

(i)                                     When Supplier believes they are ready to conclude Shadow support per the agreed Transition Plan

(ii)                                  Supplier notifies the Portfolio Manager.  Supplier prepares for Quality Gate #4 — Knowledge Transfer — Interim Review. During Quality Gate #4, Supplier presents to the DB Portfolio Manager:

•                                          Number of hours executed in Shadow Support

•                                          Shadow Support templates provided by DB Transition PMO properly completed

•                                          Number of Non-Discretionary work sample practice sessions completed

•                                          Rational to support closure and enter Reverse Shadow.

•                                          Environment connectivity and access has been established per the environment requirements plan and offshore resources have had sufficient time to execute learnings.

(d)                                 Meetings are to be per the overall Transition Plan submitted in Pre-Planning Phase of the DB.

6.2                               Quality Gate #4 — Knowledge Transfer — Interim Review

Quality Gate #4 will be on a per application grouping level. Participants in Quality Gate #4 will be the DB Transition PMO and DB Portfolio Manager.  Supplier participants are limited to the onsite delivery manager, the offshore delivery manager and Supplier Transition Manager(telephonically or via video conference).

(a)                                 Deliverables for Quality Gate #4 are:

(i)                                     Shadow Support Template Document and Sign-Off

(ii)                                  Validation/performance of offshore connectivity and access

(iii)                               Initial measurements of application performance (if any)

(iv)                              Recommended Knowledge Repository document refresh policy for the portfolio is provided and agreed to by the Portfolio Manager.

KT Part 2 — Reverse Shadow Support

(a)                                 Reverse Shadow is the period of Knowledge Transfer in which DB SME and Portfolio Managers observe Supplier personnel executing assigned non-discretionary work and/or discretionary activity for the purpose of coaching and training resources to work independently in the Managed Services model.

(b)                                 During Reverse Shadow is the period of Knowledge Transfer, Supplier resources continue to practice using sample work identified and provided by Supplier team.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(c)                                  DB SME and Portfolio Managers will populate the Reverse Shadow template provided by the DB Transition PMO.

(d)                                 When Supplier believes they are ready to conclude Reverse Shadow is the period of Knowledge Transfer, Supplier notifies the Portfolio Manager to schedule the Reverse KT Presentation Session.

(i)                                     Meetings are to be per the overall Transition Plan submitted in Pre-Planning Phase of the DB.

(e)                                  Execute operational readiness specify task for identified applications.

(i)                                     List of applications to be provided to Supplier during Pre-Planning phase and task agreed during prior to Exit of Knowledge Acquisition.

(f)                                   Reverse Knowledge Transfer Presentation

(i)                                     The Reverse Knowledge Transfer presentation is a detailed PowerPoint presentation designed to demonstrate Supplier knowledge and understanding of the application.  The Reverse Knowledge Transfer presentation is to include but not be limited to:

(ii)                                  Description of business process supported by the application

(iii)                               Understanding of change management and problem management processes

(iv)                              Functional observations: Application description, Application users and Systems feeds

(g)                                  Technical observations:

(i)                                     List of customizations, interfaces, reports, scheduled jobs (at a minimum grouped by key categories)

(h)                                 Process flows - High level architecture design

(i)                                     Reporting Solutions

(j)                                    Conditions that require approval (e.g. code change, code deployment)

The Reverse Knowledge Transfer presentation will be provided to:

(a)                                 DB Relationship Manager(s)

(b)                                 DB Transition PMO

(c)                                  DB Portfolio Manager

(d)                                 DB SMEs

Upon completion of the Reverse Knowledge Transfer Presentation and DB approval, the application group is deemed successfully transitioned and Supplier is authorized to enter Steady State.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(a)                                 Operational readiness has been proven per the DB Transition PMO valuation process.

6.3                               Supplier Knowledge Transfer (Shadow and Reverse Shadow) Requirements

Execute Transition Plan and environment requirements plan

All Supplier resources have been trained per the Agreement.

Utilize the status process to provide DB full accounting of process, issues, risk and recommended mitigation activities

Utilize Shadow Support and Reverse Shadow Support templates provided by DB PMO as required.

6.4                               DB Knowledge Transfer (Shadow and Reverse Shadow) Requirements

Support Supplier in securing required SME access as defined in the Transition Plan provided in the Pre-Planning phase.

Support Supplier in gaining connectivity and access per the agreed to schedule.

DB Transition PMO and Portfolio Manager are available for Quality Gate #4 and Quality Gate #5 presentations per the project plan (with reasonable notice of the schedule — to be scheduled by Supplier).

6.5                               Quality Gate #5 — Knowledge Transfer Exit (Reverse Shadow)

Quality Gate #5 will be on an application grouping level. Participants in Quality Gate #5 will be the DB Transition PMO and DB Portfolio Manager.  Supplier participants are limited to the onsite delivery manager, the offshore delivery manager and Supplier Transition Manager. (telephonically or via video conference).

(a)                                 Deliverables for Quality Gate #5 are:

(i)                                     Shadow Support Summary Document and Sign-Off

(ii)                                  Copy of Reverse Knowledge Transfer Presentation

(iii)                               Validation/performance of offshore connectivity and access

(iv)                              Validation of operational readiness task completion for designated applications.

(v)                                 Initial measurements of application performance (if any at this time)

(vi)                              Recommended Knowledge Repository document refresh policy for the sub-portfolio is provided and agreed to by the Sub-Portfolio Manager.

6.6                               Knowledge Transfer Deliverables:

Reverse Knowledge Transfer presentation per Sub-portfolio — Per Transition Project Plan

DB	Work Activity	Supplier Activities	Check — In Criteria	Check — Out Criteria
Knowledge Transfer	• Shadow Support per the transition project plan;	•	• Successful completion of Quality	• Successful execution of Environment

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

including summary of work activity and supporting documentation (to be added to knowledge repository)

•                  DB SME and Sub-portfolio Management to guide and monitor work activity directly.

•                  Detailed Reverse KT presentation to validate Supplier capability and strengthen application knowledge repository.

•                  Selected onsite resources dispatch to offshore development center to support offshore knowledge creation and training activities.

•                  Validate capability of offshore resources knowledge of application and ability to execute.

•                  Observe role of Supplier onsite team and portfolio Management to execute in offshore managed service model.

•                  Review list of selected applications for operational readiness activity: validate successful execution of task.

Gate #3.

requirements plan per sub-portfolio

•                  Successful achievement of overall Transition Plan for the portfolio including staffing including skills, onsite team and offshore team

•                  Shadow Support per portfolio documentation has been posted to knowledge repository.

•                  Reverse Shadow Support per portfolio documentation has been posted to knowledge repository.

•                  Copy of Reverse KT presentation per application has been posted to knowledge repository.

•                  Sub-portfolio Knowledge Refresh schedule is agreed to and initiated.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

7.                                      STEADY STATE

7.1                               Is the period in which application support (Non-Discretionary and Discretionary) activities are being executed in an offshore managed service model.  Service Level measurements and accountability are initiated per the Agreement.

Sourcing Management and Governance activities are initiated and executed per the Agreement.

Project level execution of Non-Discretionary and Discretionary activity is monitored per the Steady State status reporting process with escalation managed by Sourcing Management and Governance per the Agreement.

Semi-Annual Supplier SQA/QA Briefings are provided to DB Portfolio Managers and DB senior executive from organization.

Sub-portfolio Knowledge Repository refresh schedule is monitored per the Steady State status reporting process.

7.2                               Steady State Deliverables:

The following activities will occur during the Steady State Phase:

(a)                                 Semi-Annual Supplier SQA/QA Briefings per Sub-portfolio — Per agreed to schedule

(b)                                 Sub-portfolio Knowledge Repository Refresh— Per agreed to schedule

DB	Work Activity	Supplier Activities	Check — In Criteria	Check — Out Criteria
Steady State

•                  Steady State Status reporting process is established and executed

•                  Service Level measurement and reporting is executed per the Agreement

•                  Supplier staffing requirements are managed per the Agreement

•                  Portfolio Knowledge Repository refresh schedule is executed.

•                  Supplier SQA/QA organization is engaged for the purpose of discussing potential innovation opportunities or improvements per portfolio.

•                  This will be

		•	• Successful completion of Quality Gate #5 • Finalizing the SQA/QA organization. • Established process in place for pursuing innovation/improvement opportunities	• Steady State is the ongoing operational activity associated with the offshore development center per the Agreement.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

executed on a semi-annual basis via video conference OR at the offshore development center.

•                  The meeting will be limited to members of Supplier SQA/QA organization, DB Portfolio Manager, DB senior executive from organization

Transition Schedule:

APPLICATION PORTFOLIO	TRANSITION COMPLETION DATE / COMMENCEMENT DATE
Portfolio A	MM/DD/YYYY

NOTE: STEADY STATE COMMENCEMENT DATE IS GIVEN IN THE “TRANSITION COMPLETION DATE/COMMENCEMENT DATE” COLUMN. PREVIOUS DATE SHOULD BE TREATED AS TRANSITION COMPLETION DATE

APPLICATION PORTFOLIO	APPLICATION GROUPING	APPLICATION	TRANSITION COMPLETION DATE / COMMENCEMENT DATE
Portfolio A	Application Group 1	Application Name	MM/DD/YYYY

=

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

SCHEDULE 17
(Framework Service Description Governance)

1.                                      INTRODUCTION

This Schedule 17 sets out the Governance structure for the Agreement; the roles and responsibilities of both Parties to maintain a working relationship; and the type, content and frequency of Agreement review meetings.

2.                                      ROLES AND RESPONSIBILITIES OF KEY GOVERNANCE TEAM MEMBERS

Deutsche Bank Responsibilities

2.1                               DB Supplier Governance

DB Supplier Governance has primary responsibility for the Agreement

(a)                                 [*].

(b)                                 [*].

(c)                                  [*].

(d)                                 [*].

(e)                                  [*].

(f)                                   [*].

DB Manager - Primary DB Supplier Manager responsibilities include:

(a)                                 [*].

(b)                                 [*].

DB VM Contract Manager - primary DB VM Contract Manager responsibilities include:

(a)                                 [*].

(b)                                 [*].

(c)                                  [*]

(d)                                 [*].

(e)                                  [*].

(f)                                   [*].

(g)                                  [*].

DB VM Performance Manager - Primary DB VM Performance Manager responsibilities include:

(a)                                 [*].

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(b)                                 [*]

(c)                                  [*].

(d)                                 [*].

DB VM Financial Manager - Primary DB VM Financial Manager responsibilities include:

(a)                                 [*].

(b)                                 [*].

(c)                                  [*].

(d)                                 [*].

(e)                                  [*].

(f)                                   [*].

(g)                                  [*].

DB Transition Manager - The DB Transition Manager has the overall responsibility for fulfilling DB’s obligations under the Transition Plan.  Primary DB Contract Transition Manager responsibilities include:

(a)                                 [*].

(b)                                 [*].

(c)                                  [*].

DB Portfolio Manager(s) - The DB Portfolio Manager(s) are assigned responsibility for one or more Application Portfolios as designated by DB.  For each Application Portfolio, the DB Portfolio Manager has the overall responsibility for DB’s customer relationship with Supplier across business units and DB application development teams as designated by DB.  Primary DB Portfolio Manager responsibilities include:

(a)                                 [*].

(b)                                 [*].

(c)                                  [*].

(d)                                 [*].

(e)                                  [*].

(f)                                   [*].

Supplier Responsibilities

2.2                               Global Supplier Relationship Manager - As defined in clause 15 of the Agreement.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Supplier Account Manager - Supplier Account Manager will have primary business operating performance responsibility for the account and will assure that all delivery commitments and deliverables required under the Agreement are provided to DB.  Primary Supplier Account Manager responsibilities include:

(a)                                 [*].

(d)                                 [*].

(e)                                  [*].

(f)                                   [*].

(g)                                  [*].

(h)                                 [*].

(i)                                     [*].

(j)                                    [*].

Supplier Transition Manager - Supplier Transition Manager has the overall responsibility for the successful transition of Services to Supplier as specified in the Transition Plan. Primary Supplier Transition Manager responsibilities include:

(a)                                 [*].

(k)                                 [*].

(l)                                     [*].

Supplier Service Delivery Manager(s)- Supplier Service Delivery Manager(s) will have the primary responsibility to deliver the specified portion of the Services within the scope of the Agreement and Framework Service Description.  Primary Supplier Service Delivery Manager responsibilities include:

(a)                                 [*].

(m)                             [*].

(n)                                 [*].

Supplier Finance Manager - Supplier Finance Manager will have primary responsibility for all financial, billing, contractual compliance and new business management functions. Primary Supplier Finance Manager responsibilities include:

(a)                                 [*].

(o)                                 [*].

(p)                                 [*].

Joint Responsibilities - Committees and teams

2.3                               Strategic Partnership Meetings - The SPM will have executive management responsibility for the Agreement and for the global relationship between the Parties.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

2.4                               Executive Steering Committee - The Executive Steering Committee will have executive management responsibility for the relationship between the Parties. The Executive Steering Committee will be chaired by the DB Relationship Manager and will be comprised as follows:

[*]

[*]

2.5                               Key Responsibilities - The responsibilities of the Executive Steering Committee include:

[*]

1.2.2.                                     [*]

2.6                               Meetings

Initially hold quarterly meetings, and then change the frequency to such time periods as are agreed by the Parties.

2.7                               Framework Service Description Steering Committee — Composition and Responsibilities

The Framework Service Description Steering Committee will be chaired by [*] and will be comprised as follows:

[*]

(b)                                 [*]

Responsibilities - Subject to direction and approval from the Executive Steering Committee and to the authority derived from the Change Control Procedures to be approved by DB, the Framework Service Description Steering Committee will have general authority and responsibility regarding:

[*]

3.                                      PROCEDURES MANUAL

3.1                               This paragraph sets out the requirements for the Procedures Manual and the process by which the Procedures Manual will be finalized.

3.2                               The requirements related to the Procedures Manual are as follows:

Unless otherwise agreed in the Framework Service Description, Supplier will develop and submit for approval to DB specific procedures according to Annex 1 to this Schedule 17, which are to be set out in a Procedures Manual. Supplier’s responsibilities include:

(a)                                 Complete a draft of the content within [*] after the Effective Date.

(b)                                 Provide DB with [*]to make comments and changes to the content.

(c)                                  Make changes requested by DB within [*] after receipt from DB, and submit the changes for approval from DB.

(d)                                 Receive DB’s final approval within [*] of the Effective Date.

The Procedures Manual will not contradict the provisions of the Agreement.  If there is any discrepancy between the Procedures Manual and the Agreement, the terms in the Agreement will prevail.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Supplier and DB will jointly use the Procedures Manual to enable close cooperation and communication between the Parties.

The Procedures Manual will include checkpoint reviews, testing, acceptance and other procedures for DB to assure the quality of Supplier’s performance.

Supplier will indicate its compliance with the general content and organization of the Procedures Manual, or describe any proposed modifications.

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

46.          ANNEX 1 TO SCHEDULE 17

[*] [4 pages]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Deutsche Bank AG (1)
(acting through its London branch)

Luxoft Holding, Inc. (2)

Luxoft Professional LLC	(3)

LUXOFT UKRAINE LLC	(4)

Luxoft Eastern Europe Ltd	(5)

Luxoft UK Limited (6)

Luxoft USA, Inc. (7)

Luxoft GmbH (Germany)	(8)

Luxoft International Company Limited	(9)

- and -

Luxoft Consulting Inc.	(10)

DEED OF ACCESSION FOR LUXOFT CONSULTING INC

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

DATE: January 1st, 2013

PARTIES:

(1)                      Deutsche Bank AG, a company organised under the laws of Germany, with its registered office at Taunusanlage 12, D-60325, Frankfurt am Main, Germany acting through its London branch (registered at Companies House under company number FC007615 branch number BR 000005) and whose principal place of business in England is situated at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (“DB”);

(2)                      Luxoft Holding, Inc., a company incorporated under the laws of the British Virgin Islands ,whose registered office is at Akara Bldg., 24 De Castro Street, Wickhams Cay I, PO box 3136 Road Town, Tortola, British Virgin Islands; and

(3)                      Luxoft Professional LLC, a company registered under the laws of Russia, whose registered office is at 9-3, Dmitrovskoye shosse, Moscow, 127434 Russia; and

(4)                      LUXOFT-UKRAINE LLC, a company registered under the laws of the Ukraine whose registered office is at; 03040, Ukraine, Kyiv, Vasylkivska Street,14; and

(5)                      Luxoft Eastern Europe Ltd. a company registered under the laws of the British Virgin Islands whose registered office is at 33 Porter Road, P.O. Box 3169 PMB 103, Road Town, Tortola, British Virgin Islands; and

(6)                      Luxoft UK Limited, a company registered under the laws of England and Wales whose registered office is at 64 Southwark Bridge Road, London, SE1 0AS; and

(7)                      Luxoft USA, Inc., a company registered under the laws of state of Delaware,USA whose principal place of business is at 225 West 34th street, Ste 1707-06, New York, NY, 10122; and

(8)                      Luxoft GmbH (Germany), a company registered under the laws of Germany whose registered office is at Mergenthalerallee 79-81, 65760 Eschborn, Germany; and

(9)                      Luxoft International Company Limited, the company registered in accordance with the legislation of the British Virgin Islands under the BVI company number 594588, having its registered address at: 33 Porter Road, P.O. Box 3169, PMB103, Road Town, Tortola, British Virgin Islands; and

(10)               Luxoft Consulting, Inc., a company incorporated under the laws of the State of New York, USA, whose registered office is at S. 1602, 111 Broadway, New York, NY, 10006 (“Luxoft Consulting”)

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(each of (2), (3), (4), (5), (6), (7), (8) and (9) collectively and individually being “Existing Supplier Parties” for the purposes of this Deed).

INTRODUCTION:

(E)                                DB and the Existing Supplier Parties are parties to an Outsourcing Master Services Agreement dated 6 January 2011 (as the same may have been varied or amended prior to the date hereof) (the “MSA”);

(F)                                 Luxoft Consulting wishes to become a party to the MSA as an additional Supplier in order to provide Services to DB Group Members in accordance with the terms and conditions of the MSA; and accordingly

(G)                               DB and the Existing Supplier Parties wish to amend the MSA to add Luxoft Consulting as an additional Party with effect from the Effective Date, all as more particularly described in this Deed.

2.                                      DEFINITIONS AND INTERPRETATION

2.1.                            In this Deed the following words will, unless the context otherwise requires, have the following meanings:

2.1.1.                                     Deed means this Deed of Accession for Luxoft Consulting, Inc.

2.1.2.                                     Effective Date means January 1st, 2013.

2.2.                            Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the MSA, which are incorporated by reference in this Deed.

3.                                      ACCESSION OF LUXOFT CONSULTING

3.1.                            With effect from the Effective Date the MSA shall be amended to add Luxoft Consulting as an additional Supplier under the MSA.  For the avoidance of doubt in the MSA the definitions of “Supplier Group Member” and “Supplier” shall be construed to also include Luxoft Consulting and Luxoft Consulting’s obligations as a Supplier shall be joint and several obligations together with those of the Existing Supplier Parties.

3.2.                            Luxoft Consulting hereby accedes to the MSA and undertakes to perform and be bound by the MSA as a Party as of the Effective Date.

3.3.                            Luxoft Consulting shall be treated as a signatory and Party to the MSA, for all purposes in connection with the MSA, with effect from the Effective Date.

3.4.                            Except as expressly amended by this Deed, the MSA shall continue to remain in full force and effect in accordance with its terms and conditions.  In the event that any term or provision of this Deed contradicts any term of provision of any other document, instrument or agreement between the parties hereto, including the MSA, the terms of this Deed shall control.

3.5.                            Each of the parties hereto hereby represents and warrants that:

3.5.1.                                     such party is duly authorized to enter into and perform its obligations under this Deed; and

3.5.2.                                     this Deed is deemed to be in the best interest of such party and shall not conflict with

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

or violate any agreement, law or regulation to which such party is subject.

3.6.                            The parties to this Deed agree to execute such further instrument and to take such further action as may reasonably be necessary to carry out the intent of this Deed.

4.                                      SEVERABILITY

4.1.                            If any provision, or part of any provision, of this Deed is held invalid, illegal or unenforceable for any reason, that provision, or part of that provision, will be severed and the remainder of that provision (where applicable) and the other provisions of this Deed will continue in full force and effect as if this Deed had been executed without that invalid, illegal or unenforceable provision or part of a provision.

4.2.                            If an invalidity, illegality or unenforceability is so fundamental as to prevent the accomplishment of the purpose of this Deed, the parties hereto will immediately commence negotiations in good faith to remedy such invalidity, illegality or unenforceability.

5.                                      WAIVER

5.1.                            The failure to exercise or delay in exercising a right or remedy, option or discretion provided by this Deed or by law does not constitute a waiver of the right or remedy, option or discretion or a waiver of other rights or remedies.

5.2.                            A waiver (whether express or implied) of a breach of any of the terms of this Deed or of a default under Deed:

5.2.1.                                     does not constitute a waiver of any other breach or default and will not affect the other terms of this Deed; and

5.2.2.                                     will not prevent a party hereto from subsequently requiring compliance with the waived obligation.

6.                                      ENTIRE AGREEMENT

6.1.                            This Deed constitutes the entire agreement between the parties hereto relating to its subject matter and supersedes any previous oral or written understanding, commitments, contracts or representations relating to the subject matter of this Deed.

6.2.                            This Deed may not be amended or modified, and the provisions hereof may not be waived, in any manner, orally or otherwise, except by an instrument in writing which is signed by the parties hereto.

6.3.                            Nothing in this clause 39 limits or excludes any liability or remedy for fraud.

7.                                      COUNTERPARTS

7.1.                            This Deed may be executed by the parties in separate counterparts each of which when so executed and delivered will constitute an original, and all such counterparts together will constitute one and the same instrument.

8.                                      SUCCESSORS AND ASSIGNS

8.1.                            This Deed will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns in accordance with the terms of the MSA as amended by this Deed.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

9.                                      APPLICABLE LAW

9.1.                            This Deed and any dispute or claim arising out of or in connection with it or its subject matter will be governed by and construed in accordance with the Governing Law.  The provisions of clause 27 (Dispute Resolution) of the MSA shall apply mutatis mutandis to this Deed.

9.2.                            Existing Supplier Parties and Luxoft Consulting irrevocably appoint Luxoft UK Limited, a company registered under the laws of England and Wales whose registered office is at 64 Southwark Bridge Road, London, SE1 0AS, United Kingdom as their agent for service of process in England and Wales.

9.3.                            The parties hereto agree that to the extent permitted by applicable law, the United Nations Convention on Contracts for the International Sale of Goods 1980 (the “Vienna Convention”) and all international and domestic legislation implementing the Vienna Convention will not apply to this Deed.

This Deed has been executed and delivered as a deed on the date stated at the beginning of this Deed.

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Signed as a Deed on behalf of Deutsche Bank AG acting through its London Branch being a company incorporated in Germany, and acting by its duly authorised signatories, being persons who, in accordance with the laws of that territory, are acting under the authority of the company

(Signature - Authorised Signatory 1)

(Name)

(Position)

(Signature - Authorised Signatory 2)

(Name)

(Position)

Signed as a Deed on behalf of Luxoft Holding, Inc. a company incorporated in the British Virgin Islands. by its authorised signatory,

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

being a person who, in accordance with the laws of that territory, is acting under the authority of the company	(Signature - Authorised Signatory)

(Name)

(Position)

Signed as a Deed on behalf of Luxoft Professional LLC. a company incorporated in Russia. by its authorised signatory, being a person who, in accordance with the laws of that territory, is acting under the authority of the company

(Signature - Authorised Signatory)

(Name)

(Position)

Signed as a Deed on behalf of LUXOFT UKRAINE LLC. a company incorporated in the Ukraine. by its authorised signatory, being a person who, in accordance with the laws of that territory, is acting under the authority of the company

(Signature - Authorised Signatory)

(Name)

(Position)

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Signed as a Deed on behalf of Luxoft Eastern Europe Ltd. a company incorporated in the British Virgin Islands, by its authorised signatory, being a person who, in accordance with the laws of that territory, is acting under the authority of the company

(Signature - Authorised Signatory)

(Name)

(Position)

Signed as a Deed by Luxoft UK Limited acting by a director in the presence of:

Director

Witness signature

Name (in block capitals)

Address

Occupation

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Signed as a Deed on behalf of Luxoft USA, Inc.. a company incorporated in the state of Delaware, USA. by its authorised signatory, being a person who, in accordance with the laws of that territory, is acting under the authority of the company

(Signature - Authorised Signatory)

(Name)

(Position)

Signed as a Deed on behalf of Luxoft GmbH (Germany). a company incorporated in Germany. by its authorised signatory, being a person who, in accordance with the laws of that territory, is acting under the authority of the company

(Signature - Authorised Signatory)

(Name)

(Position)

Signed as a Deed on behalf of Luxoft International Company Limited. a company incorporated in the British Virgin Islands. by its authorised signatory, being a person who, in accordance with the laws of that territory, is acting under the authority of the company

(Signature - Authorised Signatory)

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(Name)

(Position)

Signed as a Deed on behalf of Luxoft Consulting, Inc, a company incorporated in the state of New York, USA. by its authorised signatory, being a person who, in accordance with the laws of that territory, is acting under the authority of the company

(Signature - Authorised Signatory)

(Name)

(Position)

Deed of Amendment to a MSA

Date:       01 January 2011

Deutsche Bank

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Parties:

(1)                      Deutsche Bank AG, a company organised under the laws of Germany, with its registered offie at Taunusanlage 12,D-60325, Frankfurt am Main, Germany acting through its London branch (registered at Companies House under company number FC007615 branch number BR 000005) and whose principal place of business m England is situated at Winchester House, 1 Great Winchester Street, London, EC2N 2DB (“DB”); and

(2)                      Luxoft Holding, Inc., a company incorporated under the laws of the British Virgin Islands whose registered office is at Akara Bldg., 24 De Castro Street, Wickhams Cay I, PO Box 3136 Road Town, Tortola, British Virgin Islands; and

(3)                      LLC Luxoft Professional, a company registered under the laws of Russia, whose registered office is at 9·b, Dmitrovskoye shosse, Moscow, 127434 Russia; and

(4)                      Luxoft Ukraine LLC, a company registered under the laws of Ukraine, whose registered office is at 83 Saksaganskogo str., Kiev, Ukraine; and

(5)                      Luxoft Eastern Europe (BVI), incorporated company incorporated under the laws of the British Virgin Islands whose registered office is at Akara Bldg., 24 De Castro Street, Wickhams Cay I, PO Box 3136 Road Town, Tortola, British Virgin Islands; and

(6)                      Luxoft UK Limited, a company registered under the laws of England and Wales whose registered office is at 4th Floor, New Gallery House, 6 Vigo Street, London, W1S 3HF, United Kingdom; and

(7)                      Luxoft USA, Inc., a company registered under the laws of State of Delaware, USA whose registered office is at 111 Broadway, Room 1502, New York, NY 10006-1923, U.S.A.; and

(8)                      Luxoft GmbH (Germany), incorporated in Germany whose registered office is at Wohlderstrasse 5, 60323, Frankfurt, Germany.

(9)                      Luxoft International Company Limited, a company registered under the laws of British Virgin Islands whose registered office is at 33 Porter Road, P.O. Box 3169, PMB103, Road Town, Tortola, British Virgin Islands.

(each of (2), (3), (4), (5), (6), (7)  (8) and (9) collectively and individually being “Supplier”  for the purposes of this Deed).

RECITALS

(A)                            On 01 December 2010 DB and each of(2), (3), (4), (5), (6), (7) and (8) entered into the Outsourcing Master Services

*           Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Agreement (the “Agreement”).

(B)  DB and Supplier now wish to amend the Agreement on the terms set out in this Deed of Amendment.

1.     DEFINITIONS

“Agreement” means the  Master Services Agreement entered into between DB and Supplier dated 6 January  2011  as amended from time to time.

“DB Group” means DB and any subsidiary or holding company of DB or a subsidiary of such holding company (as such terms are defined in sections 736 and 736A of the Companies Act 1985).

“Deed” means this deed of amendment.

2.     INTERPRETATION

2.1  Unless the context otherwise   requires or unless otherwise defined in this Deed, words and expressions defined in, or to be construed in accordance with,  the Agreement shall have the same meaning and construction when used in this Deed.

2.2  In the event of any inconsistency between this Deed and) provisions contained or incorporated into the Agreement, this Deed will prevail.

3.     AMENDMENTS

3.1   In accordance with  clause  17  (Variation, Amendment and Change Control) and Schedule 9 (Change Control Procedure) of the Agreement with effect from the date specified in clause 5.3 of this Deed:

3.1.1  Luxoft International shall be added as a contractual party to the Agreement and shall assume all rights, liabilities and obligations under the Agreement from the Commencement Date. Luxoft International agrees to perform the Agreement and be bound by its terms in every way as if it were an original party to the

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Agreement.

3.1.2   With effect from  I  January 2011 the rate card attached as Annex 3 of Schedule 4 of   the Agreement  shall  be deleted  and replaced  by  the  rate  card attached  as Annex A of this Deed and this shall apply to Services provided by the Supplier under the Agreement where pricing is required on a time and material basis;

The Parties  to the Agreement t  acknowledge that they have followed  the Change Control procedures set out in clause 17 nod Schedule 9 to the Agreement including  the submission of a Change  Request and a Chang e Request Quotation and this amendment is deemed to be an Approved Change Request.

3.2

4.     CONFIDENTIALITY

:L I This  Deed is  confidential  and  subject  to the confidentiality provisions set out in clause 19 of the Agreement.

5.     LEGAL EFFECT OF THIS DEED

5. I  This  Deed is legally  binding  with  effect  from  the date it is executed by both parties.

5.2  Once executed the Deed will be deemed to be effective from the date Supplier executed the Deed.

5.3  Notwithstanding  the  date  the  Deed  has  been  executed  by the parties it is agreed  that the amendments  set out  in clause  3 of this Deed shalt be deemed  to have taken effect from the dates specified in clauses 3.1.1 and 3.1.2.

6.     DISPUTE RESOLUTION

6.1  Any dispute arising out of or in connection with this Deed will be determined in accordance with the provisions of clause 27 of the Agreement.

7.      GENERAL

7.1    Heading The headings in this Deed will not affect the interpretation of this Deed.

7.2    Notices.  Any notices given under this Deed will be given  in accordance with clause 34 of the Agreement.

7.3    Counterparts. This Deed maybe executed in separate counterparts (and signature pages may be delivered by facsimile) all of which together evidence the same agreement.

7.4    Rights of Third Parties (i) Subject to  clause 7.4(ii)  a person who is not a party to this Deed has no right under the Contracts (Rights of Third  Parties) Act 19 99 to enforce any  term of this Deed; (ii) Supplier acknowledges that DB has entered  into this

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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Deed for its own benefit and for the benefit of each member of the DB Group. that each member of the DB Group obtains the benefit of the rights, acknowledgements. undertakings. warranties and indemnities granted  to DB under this Deed  as third   party beneficiaries in accordance with  the Contracts (Rights of Third Parties) Act 1999 (“ Third Party Beneficiaries”). and that this Deed is intended to be enforceable by each member of the DB Group by virtue of the Contracts (Rights of Third  Parties) Act 1999: and (iii) DB and Supplier will be entitled to vary, terminate or rescind  this Deed (on the terms set out in  this Deed) without  the consent of the of Third Pat1y Beneficiaries.

7.5    Governing  Law.  This Deed is governed by the Governing  Law and each of the Parties submits to the non-exclusive jurisdiction of  the Governing Courts over any claim arising under or in connection   with  this Deed Supplier irrevocably   appoints Luxoft  UK Limited, a company  registered under the laws of England and Wales whose registered office is at 4th Floor. New, Gallery House, 6 Vigo Street.  London. WIS 3HF. United Kingdom as its agent to receive service of process in England and Wales in any  proceedings with respect to this Deed.

This Deed of Amendment has been executed and delivered as a deed on the date stated at the beginning of this Deed of Amendment

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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Signed  as a deed for and on behalf  of Deutsche  Bank AG being a company  incorporated  in Germany and acting by its duly authorised signatories,  being persons who, in   accordance with the  laws  of that territory, are acting under the authority of  the company:

Signed as a deed for and on behalf of Luxoft Holding, Inc. being a company  incorporated in the British Virgin Islands and acting by its duly authorised signatories, being persons who, in accordance with the laws of that territory, are acting under the authority of the company:

Signature:	/s/ Lleun Limite	Signature:	/s/ Glen Granovsky
	(Authorised Signatory 1)		(Authorised Signatory)

Name:	Lleun Limite	Name:	Glen Granovsky
	(Print Name)		(Print Name)

Date:	17/11/11	Date:
	(Print Date)		(Print Date)

Signature:	/s/ Paul Turrell	Signature:
	(Authorised Signatory 2)		(Authorised Signatory)

Name:	Paul Turrell	Name:
	(Print Name)		(Print Name)

Date:	01/12/2011	Date:
	(Print Date)		(Print Date)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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Signed as a deed for and on behalf of LLC Luxoft Professioanal being a company incorporated in Russia and acting by its duly authorised signatories, being persons who, in accordance with the laws of that territory, are acting under the authority of the company

Signed as a deed for and on behalf of Luxoft Ukraine LLC being a company incorporated in Ukraine and acting by its duly authorised signatories,  being persons who, in accordance with the laws of that territory, are acting under the authority of the company

Signature:		Signature:
	(Authorised Signatory 1)		(Authorised Signatory)

Name:		Name:
	(Print Name)		(Print Name)

Date:		Date:
	(Print Date)		(Print Date)

Signature:		Signature:
	(Authorised Signatory 2)		(Authorised Signatory 1)

Name:		Name:
	(Print Name)		(Print Name)

Date:		Date:
	(Print Date)		(Print Date)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

15

Signed as a deed for and on behalf of Luxoft Eastern Europe (BVI) being a company  incorporated the British Virgin Islands and acting by  its  duly  authorised signatories,  being persons who, in accordance with the  laws  of that territory, are acting under the authority of  the company

Signed as a deed for and on behalf of Luxoft UK Limited being a company  incorporated in England and acting by its duly authorised signatories, being persons who, in  accordance with the  laws of that territory, are acting under the authority of the  company

Signature:		Signature:
	(Authorised Signatory 1)		(Authorised Signatory)

Name:		Name:
	(Print Name)		(Print Name)

Date:		Date:
	(Print Date)		(Print Date)

Signature:		Signature:
	(Authorised Signatory 2)		(Authorised Signatory 1)

Name:		Name:
	(Print Name)		(Print Name)

Date:		Date:
	(Print Date)		(Print Date)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

16

Signed as a deed for and on behalf of Luxoft USA,Inc. being a company  incorporated in [New York] and acting by  its  duly  authorised signatories,  being persons who, in   accordance with the  laws  of that territory, are acting under the authority of  the company

Signed as a deed for and on behalf of LuxofGmbH (Germany) being a company  incorporated in Germany and acting by its duly authorised signatories, being persons who, in accordance with the  laws of that territory, are acting under the authority of the company

Signature:		Signature:
	(Authorised Signatory 1)		(Authorised Signatory)

Name:		Name:
	(Print Name)		(Print Name)

Date:		Date:
	(Print Date)		(Print Date)

Signature:		Signature:
	(Authorised Signatory 2)		(Authorised Signatory 1)

Name:		Name:
	(Print Name)		(Print Name)

Date:		Date:
	(Print Date)		(Print Date)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

17

Signed as a deed for and on behalf of Luxoft International being a company incorporated in [ ] and acting by its duly authorised signatories, being persons who, in accordance with the laws of that territory, are acting under the authority of  the company Signature:

Signature:
(Authorised Signatory 1)

Name:
(Print Name)

Date:
(Print Date)

Signature:
(Authorised Signatory 2)

Name:
(Print Name)

Date:
(Print Date)

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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ANNEX A

Rate Card:

[*]

Key Terms:

[*]

*    Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

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